AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2011.

No. 333-138490

No. 811-21977

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 200	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 201	☒

(Check appropriate box or boxes)

POWERSHARES EXCHANGE-TRADED FUND TRUST II

(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road

Wheaton, IL 60187

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (800) 983-0903

Andrew Schlossberg	With a copy to:
301 West Roosevelt Road	Stuart M. Strauss
Wheaton, IL 60187	Dechert LLP
(Name and Address of Agent for Service)	1095 Avenue of the Americas
New York, NY 10036

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box):

☒           immediately upon filing pursuant to paragraph (b) of Rule 485.

☐            on February 28, 2011 pursuant to paragraph (b) of Rule 485.

☐            60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐            on [date] pursuant to paragraph (a) of Rule 485.

☐            75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐            on [date] pursuant to paragraph (a) of Rule 485.

PowerShares Exchange-Traded
Fund Trust II

PowerShares 1-30 Laddered Treasury Portfolio (NYSE Arca, Inc. – PLW)

PowerShares Build America Bond Portfolio (NYSE Arca, Inc. – BAB)

PowerShares Emerging Markets Sovereign Debt Portfolio
(NYSE Arca, Inc. – PCY)

PowerShares Fundamental High Yield® Corporate Bond Portfolio
(NYSE Arca, Inc. – PHB)

PowerShares Insured California Municipal Bond Portfolio
(NYSE Arca, Inc. – PWZ)

PowerShares Insured National Municipal Bond Portfolio
(NYSE Arca, Inc. – PZA)

PowerShares Insured New York Municipal Bond Portfolio
(NYSE Arca, Inc. – PZT)

PowerShares International Corporate Bond Portfolio
(NYSE Arca, Inc. – PICB)

PowerShares Preferred Portfolio (NYSE Arca, Inc. – PGX)

PowerShares VRDO Tax-Free Weekly Portfolio (NYSE Arca, Inc. – PVI)

February 28, 2011

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

3	PowerShares 1-30 Laddered Treasury Portfolio

7	PowerShares Build America Bond Portfolio

12	PowerShares Emerging Markets Sovereign Debt Portfolio

17	PowerShares Fundamental High Yield® Corporate Bond Portfolio

22	PowerShares Insured California Municipal Bond Portfolio

28	PowerShares Insured National Municipal Bond Portfolio

33	PowerShares Insured New York Municipal Bond Portfolio

38	PowerShares International Corporate Bond Portfolio

42	PowerShares Preferred Portfolio

47	PowerShares VRDO Tax-Free Weekly Portfolio

53	Additional Information About the Funds' Strategies and Risks

68	Tax-Advantaged Structure of ETFs

68	Portfolio Holdings

69	Management of the Funds

70	How to Buy and Sell Shares

72	Frequent Purchases and Redemptions of Fund Shares

72	Dividends, Distributions and Taxes

76	Distributor

76	Net Asset Value

77	Fund Service Providers

77	Financial Highlights

89	Index Providers

90	Disclaimers

97	Premium/Discount Information

98	Other Information

2

PowerShares
1-30 Laddered Treasury Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the Ryan/Mergent 1-30 Year Treasury Laddered Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 1% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

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Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in U.S. Treasury securities. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is a benchmark index that measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Underlying Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. However, if securities with a desired maturity date are not available, a six-month deviation is allowed. Only Treasury auctioned issues with fixed coupon rates that are non-callable are selected. Treasury inflation-protected securities, bills or zero-coupon securities are not permitted investments. Securities included in the Underlying Index are selected by Mergent, Inc., ALM Research Solutions, LLC ("ALM") and Ryan Holdings, LLC ("Ryan") (collectively, "Ryan/Mergent" or the "Index Provider"). As of December 31, 2010, the Underlying Index included 26 securities. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
16.35% (4th Quarter 2008)	6.16% (2nd Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	8.37%	7.00%
Return After Taxes on Distributions	7.09%	5.65%
Return After Taxes on Distributions and Sale of Fund Shares	5.43%	5.20%
Barclays Capital U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	5.87%	5.97%
Ryan/Mergent 1-30 Year Treasury Laddered Index (reflects no deduction for fees, expenses or taxes)	8.73%	7.35%

5

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

6

PowerShares
Build America Bond Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called The BofA Merrill Lynch Build America Bond Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.36%
Fee Waivers(2)	0.07%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$108	$194	$448

(1)  "Acquired Fund Fees and Expenses" sets forth the Fund's pro rata portion of the cumulative expenses charged by the money market fund in which the Fund invests. These expenses are based on the total expense ratio of the money market fund in which the Fund invests disclosed in that money market fund's most recent shareholder report. Since Acquired Fund

7

Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements with the result that the information presented in the table will differ from that presented in the Fund's financial highlights.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.07% of its unitary management fee until April 20, 2012. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 (the "Act") or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid ("Build America Bonds"). The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. market. Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal and state income tax. Under the terms of the Act, issuers of "direct pay" Build America Bonds (i.e., taxable municipal bonds issued to provide funds for qualified capital expenditures) are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. For example, if a Build America Bond is issued with a taxable coupon of 10%, the issuer would receive a payment from the U.S. Treasury equaling 3.5% (or 4.5% in the case of Recovery Zone Economic Development Bonds). The federal interest subsidy continues for the life of the bonds. The Underlying Index does not include bonds that, under the Build America Bond program, are eligible for tax credits. Build America Bonds offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through the issuance of tax-free municipal bonds.

Because Congress did not extend the Build America Bond program, issuance of Build America Bonds ceased on December 31, 2010. The Build America Bonds outstanding at that time will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy. The Adviser will monitor the Fund's holdings and may propose changes to the Fund's investment strategies that it believes are in the best interests of the Fund and its shareholders, including changing the Fund's investment strategy to invest in an index composed of taxable municipal securities.

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. As of December 31, 2010 the Fund expected to hold approximately 300 to 500 securities out of the 10,470 securities in the Underlying Index.

8

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Risk of Limited Issuance. There can be no assurance that Build America Bonds will be actively traded. Furthermore, the ability of municipalities to issue Build America Bonds expired on December 31, 2010. As a result, the number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in net asset value ("NAV") than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

9

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
6.06% (2nd Quarter 2010)	(5.15)% (4th Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to

10

investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception 11/17/09
Return Before Taxes	9.31%	5.93%
Return After Taxes on Distributions	9.31%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	8.24%	5.86%
BofA Merrill Lynch 15+ Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	9.57%	2.67%
BofA Merrill Lynch U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)	9.52%	7.75%
BofA Merrill Lynch Build America Bond Index (reflects no deduction for fees, expenses or taxes)	8.47%	4.03%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

11

PowerShares
Emerging Markets Sovereign Debt Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the DB Emerging Market USD Liquid Balanced Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

12

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in emerging markets U.S. dollar-denominated government bonds. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is an index that measures potential returns of a theoretical portfolio of liquid emerging market U.S. dollar-denominated government bonds. Deutsche Bank Securities Inc. ("DB" or the "Index Provider") selects one to three securities from each of the emerging market countries set forth below that a) are denominated in U.S. dollars, b) are sovereign bonds, c) have more than three years to maturity and d) have an outstanding float of at least $500 million. As of December 31, 2010, the Underlying Index included 57 bonds issued by the governments of Bulgaria, Brazil, Columbia, El Salvador, Hungary, Indonesia, Korea, Lithuania, Mexico, Panama, Peru, Philippines, Pakistan, Poland, Qatar, Russia, South Africa, Turkey, Ukraine, Uruguay, Vietnam and Venezuela. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Sovereign Debt Risk. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

Emerging Markets Sovereign Debt Risk. Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's

13

inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

14

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
13.16% (2nd Quarter 2009)	(8.74)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	11.74%	7.91%
Return After Taxes on Distributions	9.44%	5.56%
Return After Taxes on Distributions and Sale of Fund Shares	7.58%	5.33%
JP Morgan Emerging Markets Bond Global Index (reflects no deduction for fees, expenses or taxes)	12.04%	8.74%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	6.54%	6.4%
DB Emerging Market USD Liquid Balanced Index (reflects no deduction for fees, expenses or taxes)	13.49%	9.46%

15

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares, or multiples thereof, in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

16

PowerShares
Fundamental High Yield® Corporate Bond Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of an index called the RAFI® High Yield Bond Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

17

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in high yield corporate bonds. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index measures potential returns of a theoretical portfolio of high yield corporate bonds that must be rated Ba1/BB+ or lower by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), but not below B3/B- by either Moody's or S&P. The Underlying Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only securities with greater than one year to maturity qualify for inclusion in the Underlying Index. Based on the Fundamental Index® methodology developed by Research Affiliates, LLC ("Research Affiliates®" or the "Index Provider"), the Underlying Index is compiled and calculated by Ryan ALM, Inc. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek recovery.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation

18

differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
14.36% (2nd Quarter 2009)	(21.43)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to

19

investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Prior to August 2, 2010, the Fund sought to replicate, before fees and expenses, the performance of an index called the "Wells Fargo® High Yield Bond Index." The data in the chart below labeled as "Blended" is comprised of the performance of the prior index that the Fund sought to replicate from the time of the Fund's inception through August 1, 2010, and the performance of the Underlying Index from August 2, 2010 through December 31, 2010.

	1 Year	Since Inception (11/15/07)
Return Before Taxes	9.70%	(0.74)%
Return After Taxes on Distributions	6.78%	(3.81)%
Return After Taxes on Distributions and Sale of Shares	6.20%	(2.47)%
Barclays Capital U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	15.12%	9.12%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08%	(7.01)%
Wells Fargo® High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	N/A	N/A
RAFI® High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Blended – RAFI® High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	11.73%	3.05%

Because the Fund invests primarily in fixed income, rather than equity securities, the Barclays Capital U.S. Corporate High Yield Index will be used in lieu of the S&P 500® Index for comparative purposes going forward as this represents a more appropriate market index for the Fund. "1 Year" and "Since Inception" performance for the Wells Fargo® High Yield Bond Index and RAFI® High Yield Bond Index is not available because the Wells Fargo® High Yield Bond Index ceased calculation and publication as of August 1, 2010 and the RAFI® High Yield Bond Index did not commence calculation and publication until August 2, 2010.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

20

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares, or multiples thereof, in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

21

PowerShares
Insured California Municipal Bond Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waivers(1)	0.07%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$29	$104	$188	$435

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.07% of its unitary management fee until April 20, 2012. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

22

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax and California state income tax. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index and generally expects to so invest at least 90% of its total assets. The Fund's investment policy of normally investing at least 80% of its total assets in insured municipal securities is fundamental and may not be changed without shareholder approval.

The Underlying Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or Puerto Rico, or their political subdivisions, in the U.S. domestic market and included 424 bonds as of December 31, 2010. Qualifying securities must have at least 15 years remaining term to final maturity.

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. As of December 31, 2010, the Fund expected to hold approximately 50 to 100 bonds out of the 424 bonds in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. If the Internal Revenue Service ("IRS") determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

California Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.

The deterioration of California's fiscal situation as a result of the recent economic downturn increases the risk of investing in California municipal securities, including

23

the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund's net asset value, will experience greater volatility. In addition, further downgrades of California's general obligation bond rating could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund's holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico.

Municipal Insurance Risk. A substantial portion of the municipal securities held by the Fund may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Geographic Concentration Risk. The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in California and Puerto Rico.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

24

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Tax Risk. There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

25

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
11.03% (3rd Quarter 2009)	(7.17)% (4th Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	0.26%	1.47%
Return After Taxes on Distributions	0.26%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	1.79%	1.93%
Barclays Capital Municipal Insured Bond Index (reflects no deduction for fees, expenses or taxes)	0.08%	3.15%
The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	0.32%	2.06%

26

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the AMT in the hands of corporate shareholders).

The Fund's distributions other than net tax-exempt income are generally taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

27

PowerShares
Insured National Municipal
Bond Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waivers(1)	0.07%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$29	$104	$188	$435

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.07% of its unitary management fee until April 20, 2012. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

28

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index and generally expects to so invest at least 90% of its total assets. The Fund's investment policy normally to invest at least 80% of its total assets in insured municipal securities is fundamental and may not be changed without shareholder approval.

The Underlying Index is designed to track the performance of U.S. dollar-denominated investment grade insured tax-exempt debt publicly issued by a U.S. state, or its political subdivision, in the U.S. domestic market and, as of December 31, 2010 included approximately 1,906 bonds. Qualifying securities must have at least 15 years remaining term to final maturity.

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. As of December 31, 2010, the Fund expected to hold approximately 150 to 250 out of the 1,906 bonds in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

Municipal Insurance Risk. A substantial portion of the municipal securities held by the Fund may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call

29

were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Tax Risk. There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund

30

will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
10.32% (3rd Quarter 2009)	(7.76)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	0.20%	1.75%
Return After Taxes on Distributions	0.20%	1.75%
Return After Taxes on Distributions and Sale of Fund Shares	1.80%	2.19%
Barclays Capital Municipal Long 20 Year Index (reflects no deduction for fees, expenses or taxes)	0.08%	3.15%
The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	0.29%	2.57%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

31

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the AMT in the hands of corporate shareholders).

The Fund's distributions other than net tax-exempt income are generally taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

32

PowerShares
Insured New York Municipal Bond Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.35%
Fee Waivers(1)	0.07%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$29	$104	$188	$435

(1)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.07% of its unitary management fee until April 20, 2012. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

33

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax, New York State income tax and New York City income tax. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index and generally expects to so invest at least 90% of its total assets. The Fund's investment policy normally to invest at least 80% of its total assets in insured municipal securities is fundamental and may not be changed without shareholder approval.

The Underlying Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or Puerto Rico, or their political subdivisions, in the U.S. domestic market and, as of December 31, 2010, included approximately 182 bonds. Qualifying securities must have at least 15 years remaining term to final maturity.

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. As of December 31, 2010, the Fund expected to hold approximately 40 to 60 bonds of the 182 bonds in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

New York Municipal Securities Risk. Because the Fund invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

34

Puerto Rican Municipal Securities Risk. Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund's holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico.

Municipal Insurance Risk. A substantial portion of the municipal securities held by the Fund may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Tax Risk. There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Geographic Concentration Risk. The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in New York and Puerto Rico.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the

35

Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
8.94% (3rd Quarter 2009)	(7.91)% (3rd Quarter 2008)

36

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/11/07)
Return Before Taxes	0.52%	1.18%
Return After Taxes on Distributions	0.52%	1.18%
Return After Taxes on Distributions and Sale of Fund Shares	1.99%	1.68%
Barclays Capital Municipal Insured Long 20 Year Index (reflects no deduction for fees, expenses or taxes)	0.08%	3.15%
The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	0.56%	2.41%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the AMT in the hands of corporate shareholders).

The Fund's distributions other than net tax-exempt income are generally taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

37

PowerShares International Corporate Bond Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called The S&P International Corporate Bond Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding Shares of the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$51	$160	$280	$628

38

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From June 3, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in corporate bonds. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index seeks to measure the performance of investment grade corporate bonds issued by non-U.S. issuers in the following currencies: Australia Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), Swiss Franc (CHF), Danish Krone (DKK), New Zealand Dollar (NZD), Norwegian Krone (NOK) and Swedish Krona (SEK).

The Underlying Index is generated and published under an agreement between Standard & Poor's® and Credit Suisse. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Global Bonds Risk. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability.

Currency Risk. The Fund invests in corporate bonds issued by non-U.S. companies and much of the income received by the Fund will be in foreign currencies. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the

39

securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of June 1, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

40

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

41

PowerShares
Preferred Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of a securities index called The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$51	$160	$280	$628

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

42

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Underlying Index includes traditional preferred securities and other preferred securities, including preferred securities issued by foreign companies in the form of American Depository Shares ("ADS"). Most of the preferred securities included in the Underlying Index are traded on national securities exchanges; however, a small percentage are traded in the over-the-counter ("OTC") market. The Underlying Index may include Rule 144A securities. However, as of the date of this prospectus, Rule 144A securities represent less than 1% of the Underlying Index. Securities will be selected, using a rules-based methodology, by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch" or the "Index Provider"). Qualifying securities must be rated investment grade (based on an average of Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") and Fitch Ratings, Inc. ("Fitch")) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings). As of December 31, 2010, the Underlying Index included 244 securities.

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. As of December 31, 2010, the Fund expected to hold approximately 60 to 100 securities out of the 244 securities in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Financial Institutions Risk. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADS, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not

43

all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them be more sensitive to changing market conditions.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
30.66% (2nd Quarter 2009)	(20.82)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the below above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (01/28/08)
Return Before Taxes	12.22%	(3.87)%
Return After Taxes on Distributions	9.58%	(6.64)%
Return After Taxes on Distributions and Sale of Fund Shares	7.87%	(4.94)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08%	(0.84)%
S&P Preferred Index (reflects no deduction for fees, expenses or taxes)	14.99%	3.75%
The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses or taxes)	13.86%	(2.56)%

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Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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PowerShares
VRDO Tax-Free Weekly
Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of an index called the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio.

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Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in variable rate demand obligation ("VRDO") bonds that are exempt from federal income tax with interest rates that are reset weekly. The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index and generally expects to so invest at least 90% of its total assets. The Underlying Index is compiled and calculated by Bloomberg Finance L.P. ("Bloomberg" or the "Index Provider") and is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the Underlying Index must be rated in a "top" category (as that term is defined by the Index Provider) by a nationally recognized statistical rating organization. Bonds in the "top" category include those rated by Moody's Investors Services, Inc. as A-3 for long-term bonds, or Prime-2 for short-term bonds; by Standard & Poor's, a division of The McGraw-Hill Company, Inc. as A- for long-term bonds or A-2 for short-term bonds; and by Fitch Ratings, Inc. as A- for long-term bonds or F-2 for short-term bonds. The Fund's investment policy normally to invest at least 80% of its total assets in VRDO bonds that are exempt from federal income tax is fundamental and may not be changed without shareholder approval.

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Variable Rate Debt Obligations Risk. There may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make it difficult for the Fund to dispose of a variable rate instrument if the issuer and/or the Remarketing Agent defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Municipal Insurance Risk. A substantial portion of the municipal securities held by the Fund may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

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Tax Risk. There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing

49

changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
0.86% (1st Quarter 2008)	0.07% (2nd Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Prior to August 5, 2010, the Fund sought to replicate, before fees and expenses, the performance of an index called the "Thomson Municipal Market Data VRDO Index." The data in the chart below labeled as "Blended" is comprised of the performance of the prior index that the Fund sought to replicate from the time of the Fund's inception through August 4, 2010, and the performance of the Underlying Index from August 5, 2010 through December 31, 2010.

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	1 Year	Since Inception (11/15/07)
Return Before Taxes	0.37%	1.69%
Return After Taxes on Distributions	0.37%	1.69%
Return After Taxes on Distributions and Sale of Fund Shares	0.35%	1.69%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08%	(7.01)%
Barclays Capital Municipal 1 Year Index (reflects no deduction for fees, expenses or taxes)	1.16%	3.23%
Thomson Municipal Market Data VRDO Index (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Bloomberg US Municipal AMT-Free Weekly VRDO Index (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Blended – Bloomberg US Municipal AMT-Free Weekly VRDO Index (reflects no deduction for fees, expenses or taxes)	0.33%	1.37%

Because the Fund invests primarily in fixed income, rather than equity, securities the Barclays Capital Municipal 1 Year Index will be used in lieu of the S&P 500® Index for comparative purposes going forward as this represents a more appropriate market index for this Fund. "1 Year" and "Since Inception" performance for the Thomson Municipal Market Data VRDO Index and Bloomberg US Municipal AMT-Free Weekly VRDO Index is not available because the Thomson Municipal Market Data VRDO Index ceased calculation and publication as of August 4, 2010, and the Bloomberg US Municipal AMT-Free Weekly VRDO Index did not commence calculation and publication until August 5, 2010.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

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Tax Information

Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the AMT in the hands of corporate shareholders).

The Fund's distributions other than net tax-exempt income are generally taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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Additional Information About the Funds' Strategies and Risks

Principal Investment Strategies

Each Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the applicable Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the applicable Underlying Index; a figure of 1.00 would represent perfect correlation. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

For the PowerShares Build America Bond Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, each Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. Sampling involves the use of quantitative analysis to select securities from the applicable Underlying Index to obtain a representative sample of securities that have in the aggregate investment characteristics similar to the Underlying Index based on such factors as duration, maturity, credit quality, yield and coupon. Each Fund that utilizes the sampling methodology generally expects to hold less than the total number of securities in the applicable Underlying Index but reserves the right to hold as many securities as the Adviser believes necessary to achieve each Fund's investment objective.

For the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio, each Fund generally invests in all of the securities comprising the applicable Underlying Index in proportion to their weightings in that Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, each Fund may purchase a sample of securities in the applicable Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the applicable Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

Additional information about each Fund's Underlying Index construction is set forth below.

Ryan/Mergent 1-30 Year Treasury Laddered Index

The Underlying Index for the PowerShares 1-30 Laddered Treasury Portfolio is an equally weighted index of approximately 30 distinct issues with annual maturities from one to 30 years. A February maturity is selected for each annual maturity. If more than one February issue is available, the most liquid issue will be selected based upon market conditions. If no February maturity exists, then the most liquid issue closest to that February maturity will be selected with a maximum deviation of six months. As of the date of this prospectus, there are no bonds for the years 2032

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through 2035. The Underlying Index will overweight the issues in 2031 and 2036 to create average 2032, 2033, 2034 and 2035 maturities. In time, as new U.S. Treasury auctions produce bonds for those four years, they will be entered into the Underlying Index and reduce the overweighting in years 2031 and 2036. With that exception, all other issues will be equally weighted. As a bond matures, its proceeds will be reinvested in a 30-year maturity bond so that there will be a continuous maturity "laddered" portfolio of approximately 30 securities. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

BofA Merrill Lynch Build America Bond Index

The BofA Merrill Lynch Build America Bond Index tracks the performance of U.S. dollar denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have a minimum amount outstanding of $1 million, at least one year remaining term to final maturity, a fixed coupon schedule and an investment grade rating, based on an average of Moody's Investors Services, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Company, Inc. ("S&P") and Fitch Ratings, Inc. ("Fitch"). In addition, qualifying securities must be "direct pay" (i.e., a direct federal subsidy is paid to the issuer). The call date on which a pre-refunded bond will be redeemed is used for purposes of determining qualification with respect to final maturity requirements. Original issue zero coupon bonds qualify for inclusion in the Index. All 144a securities, both with and without registration rights, and all defaulted securities are excluded from the Underlying Index.

Index constituents are capitalization-weighted based on their current amount outstanding. With the exception of U.S. mortgage pass-throughs and U.S. structured products (asset-backed securities ("ABS"), commercial mortgage-backed securities ("CMBS") and collateralized mortgage obligation ("CMOs")), accrued interest is calculated assuming next-day settlement. Accrued interest for U.S. mortgage pass-through and U.S. structured products is calculated assuming same-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

DB Emerging Market USD Liquid Balanced Index

The Underlying Index for the PowerShares Emerging Markets Sovereign Debt Portfolio is constructed in two phases.

The first phase establishes a broad "Underlying Index Membership," which represents all of the bonds eligible for inclusion in the Underlying Index. This list is constructed by first establishing a list of eligible countries, which is done on an annual basis by the Index Provider based on ratings, size, liquidity and other considerations. Once the list of countries is set, the "Underlying Index Membership" is generated by applying the criteria described below to all outstanding bonds:

–  Issued in U.S. dollars

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–  Sovereign Bond

–  More than three years remain to maturity at the time of selection

–  Outstanding amount of $500 million or greater

–  Fixed coupon bond

–  Not a Brady Bond, restructured bond, bond in default, floating bond, sinking bond, callable bond or putable bond.

The second phase of the construction process seeks to both optimize potential performance and liquidity, while limiting turnover within the Underlying Index constituents. This is done by selecting one to three bonds for each eligible country (which countries are subject to annual review) from the "Underlying Index Membership" according to the following criteria:

(1) Each emerging market country with at least one eligible security will be included in the Underlying Index;

(2) Each emerging market country cannot have more than three securities included from the "Underlying Index Membership" list;

(3) Bonds within each emerging market country are selected on the basis of potential outperformance; and

(4) Each eligible emerging market country included will be given an equal weighting in the Underlying Index on March 1st of each year;

(5) Within each eligible emerging market country, each bond is given an equal market value weight on March 1 of each year.

The resulting Underlying Index consists of one to three bonds from each eligible emerging market country. The Underlying Index Membership is generated on a quarterly basis, three business days before June 1, September 1 and December 1 of each year. Market values are only reset between the eligible emerging market countries in the Underlying Index annually.

If an indexed bond defaults during the year, it will be replaced by another qualifying bond from the same country at month-end. Between the time the bond defaulted and month-end, the market value from the leaving bond is kept as cash. The cash is used to buy the replacing bond at ask price at month-end. If a replacement cannot be found for a defaulted bond from the same country, the country will be removed from the index at quarter-end. Between the time the event of default occurs to the next quarter rebalancing, the market value from the leaving bond(s) is kept as cash. The cash will be re-invested proportionally to all other countries at month-end. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

RAFI® High Yield Bond Index

The Underlying Index for the PowerShares Fundamental High Yield® Corporate Bond Portfolio is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. The Underlying Index is rebalanced at the end of every month and weighted according to a composite RAFI weight that is calculated for each eligible company. Composite RAFI weights are comprised of individual RAFI weights calculated for each company for each of the following four factors: book value of assets, gross sales, gross dividends and cash flow. Each company thereby receives a composite RAFI weight equal to the ratio of its sales (or cash flow, dividends or book value) to the aggregate sales (or cash flow, dividends or book value) across all companies in the sample. If a company does not pay any dividends, the composite

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calculation does not give it a zero weight on that metric, but rather computes its weight as an equally weighted average of the remaining three metrics. Companies that receive a negative composite weight are removed. All issues in the Underlying Index must have a minimum of one year call protection. Poison puts and make-whole provisions, which allow the creditor or borrower, respectively, the right to require re-payment of the amount owed before the debt's maturity, are allowed.

The Underlying Index is divided into two distinct maturity cells: 1—5 years and 5—10 years. The largest issue per maturity cell per issuer is selected. If there is more than one issue with the same amount outstanding, then the most recent issue is selected. As a result, this Underlying Index will have up to two bonds per issuer selected.

BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index tracks the performance of USD denominated investment grade tax-exempt debt publicly issued by California or Puerto Rico, and their political subdivisions, in the US domestic market. Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and a rating (based on an average of Moody's, S&P and Fitch) no more than two notches below the projected average rating of The BofA Merrill Lynch US Insured Bond Municipal Securities Index as of the third business day before the last business day of the month, provided, however, that the minimum rating requirement will never fall below BBB3. Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, 144a, taxable and AMT bonds are excluded from the Index.

Index constituents are capitalization-weighted based on their current amount outstanding. With the exception of U.S. mortgage pass-throughs and U.S. structured products (ABS, CMBS and CMOs), accrued interest is calculated assuming next-day settlement. Accrued interest for U.S. mortgage pass-through and U.S. structured products is calculated assuming same-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index tracks the performance of US dollar denominated investment grade tax-exempt long-term debt publicly issued by US states and territories, and their political subdivisions, in the US domestic market. Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and a rating (based on an average of Moody's, S&P and Fitch) no more than two notches below the projected average rating of The BofA Merrill Lynch US Insured Bond Municipal Securities Index as of the third business day before the last business day of the month, provided, however, that the minimum rating requirement will never fall below

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BBB3. Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, 144a, taxable and AMT bonds are excluded from the Index.

Index constituents are capitalization-weighted based on their current amount outstanding. With the exception of U.S. mortgage pass-throughs and U.S. structured products (ABS, CMBS and CMOs), accrued interest is calculated assuming next-day settlement. Accrued interest for U.S. mortgage pass-through and U.S. structured products is calculated assuming same-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index tracks the performance of US dollar denominated investment grade tax-exempt debt publicly issued by New York or Puerto Rico, and their political subdivisions, in the US domestic market. Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least 15 years remaining term to final maturity, a fixed coupon schedule, a minimum amount outstanding of $25 million per maturity and a rating (based on an average of Moody's, S&P and Fitch) no more than two notches below the projected average rating of The BofA Merrill Lynch US Insured Bond Municipal Securities Index as of the third business day before the last business day of the month, provided, however, that the minimum rating requirement will never fall below BBB3. Single-Family Housing, Multi-Family Housing, Tobacco, original issue zero coupon, 144a, taxable and AMT bonds are excluded from the Index.

Index constituents are capitalization-weighted based on their current amount outstanding. With the exception of U.S. mortgage pass-throughs and U.S. structured products (ABS, CMBS and CMOs), accrued interest is calculated assuming next-day settlement. Accrued interest for U.S. mortgage pass-through and U.S. structured products is calculated assuming same-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

S&P International Corporate Bond Index®

The Underlying Index for the PowerShares International Corporate Bond Portfolio is reconstituted and rebalanced monthly. For inclusion in the Underlying Index, each bond must meet a minimum threshold for the total outstanding value of such bond. This threshold will vary with the currency in which the bond is denominated. Each bond must be rated investment grade by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc. Each bond's lower

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rating, if rated by both services, is used to determine eligibility for the Underlying Index. Temporary unrated tapped issues, in which the issuer reopens and sells debt instruments from past eligible rated issues, may be included in the Underlying Index. The weighting of each bond is based on its outstanding market value, which is set at the monthly rebalancing, and exposure to a single currency is capped at 50% at each monthly rebalancing. If there are more than ten eligible issuers for a given currency on the date of rebalancing, 25% of the lowest yielding bonds denominated in that currency will be removed from the universe of eligible instruments in order to enhance the yield of the Underlying Index.

The weight of a bond is first calculated by dividing the outstanding Underlying Index market value for the bond by the total outstanding Underlying Index market value for the eligible universe, with all figures being converted to U.S. dollars using spot foreign exchange rates as of the monthly rebalancing date. Then, the aggregated weight for each currency is calculated. If the aggregated weight for a currency is above the 50% cap, the weighting of each bond in this currency is modified by multiplying the initial weight by (0.5/aggregated weight) so that the modified aggregated weight for this currency is at 50%. The excess weight above the 50% cap is distributed to the remaining currencies according to each currency's aggregated weight.

BofA Merrill Lynch Core Fixed Rate Preferred Securities Index

The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index tracks the performance of fixed rate US dollar denominated preferred securities issued in the US domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144a filing, must be issued in $25, $50, or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule and must have a minimum amount outstanding of $100 million. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. The Index includes preference shares (perpetual preferred securities), American Depository Receipts ("ADRs"), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both DRD-eligible and non-DRD eligible preferred stock and senior debt. Auction market securities, convertibles, floaters, purchase units, purchase contracts, corporate pay-in-kind securities, securities issued by closed-end funds and derivative instruments such as repackaged securities, credit default swaps and $1,000 par securities are excluded from the Index.

Index constituents are capitalization-weighted based on their current amount outstanding. With the exception of U.S. mortgage pass-throughs and U.S. structured products (ABS, CMBS and CMOs), accrued interest is calculated assuming next-day settlement. Accrued interest for U.S. mortgage pass-through and U.S. structured products is calculated assuming same-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the Index. The Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Index for the following month. Issues that

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no longer meet the criteria during the course of the month remain in the Index until the next month-end rebalancing at which point they are removed from the Index.

Bloomberg US Municipal AMT-Free Weekly VRDO Index

The Underlying Index for the PowerShares VRDO Tax-Free Weekly Portfolio is comprised of municipal securities issued in the primary market as variable rate demand obligations ("VRDOs"). Only VRDOs whose interest rates are reset weekly are included in the Underlying Index and the Underlying Index excludes secondary or derivative VRDOs (tender option bonds). Bonds must be rated in a "top" category, as defined by the Index Provider, by a nationally recognized statistical rating organization for inclusion in the Underlying Index and must have a time to maturity of greater than or equal to one month and a maturity amount outstanding of greater than or equal to $10,000,000. Bonds in the "top" category include those rated by Moody's as A-3 for long-term bonds, or Prime-2 for short-term bonds; by S&P as A- for long-term bonds or A-2 for short-term bonds; and by Fitch as A- for long-term bonds or F-2 for short-term bonds. The Underlying Index is rebalanced monthly, with individual bonds being weighted by market value.

Prinicipal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Non-Correlation Risk

The return of each Fund may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of its Underlying Index. A Fund that issues and/or redeems Creation Units principally for cash will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected.

Since an Underlying Index is not subject to the diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints may delay a Fund's purchase or sale of securities included in its Underlying Index.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts may also adversely impact a Fund's ability to track the Underlying Index. For example, in regulated industries, in certain emerging or international markets, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund

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or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser's affiliates.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Municipal Securities Risk

PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares VRDO Tax-Free Weekly Portfolio and PowerShares Build America Bond Portfolio invest in municipal securities. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. In addition, there is a risk that, as a result of the economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since these Funds invest a significant portion of their portfolios in municipal securities, the Funds' portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities. The Index Providers for PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio rely on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

California Municipal Securities Risk

Because PowerShares Insured California Municipal Bond Portfolio invests a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall

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California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations.

On November 18, 2009, the Office of the Legislative Analyst ("LAO") released a report entitled "The 2010-11 Budget: California's Fiscal Outlook" ("Report") which forecasted a potential budget deficit of $20.7 billion, consisting of a $6.3 billion projected deficit for 2009-10 and a $14.4 billion deficit for 2010-11. The budget deficit and disruptions in the worldwide credit markets have contributed to serious problems with California's state government cash flows. California has experienced a dramatic downturn in the housing industry and a significant increase in the unemployment rate. The Report stated that "[t]he scale of the deficits is so vast that we know of no way that the Legislature, the governor and voters can avoid making additional, very difficult choices about state priorities." If problems persist with the State's cash flow obligations, it may become difficult for the State to make debt service payments on time. There can be no assurance that there will not be a further decline in economic conditions or that particular California municipal securities in the portfolio of the Fund will not be adversely affected by any such decline.

While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Puerto Rican Municipal Securities Risk

Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of PowerShares Insured California Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio's holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its economy and financial operations parallel the economic cycles of the United States. Current economic difficulties in the United States are likely to have an adverse impact on the overall economy of Puerto Rico. Moreover, natural disasters in Puerto Rico could adversely impact the overall economy of Puerto Rico. Historically, the Puerto Rican economy has benefited from tax incentives contained in the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), that allowed tax credits to U.S. corporations operating in Puerto Rico. However, these incentives were phased out in 2006. This may have adverse effects on the economy of Puerto Rico and, in turn, adversely affect the Puerto Rican municipal bonds held by the Fund. Economic difficulties in the United States and natural disasters in Puerto Rico could adversely impact the overall economy of Puerto Rico.

New York Municipal Securities Risk

Because the PowerShares Insured New York Municipal Bond Portfolio invests a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic, regulatory or other factors within the State of New York, including the financial condition of its public authorities and political subdivisions, than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on

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the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty, it may have an adverse affect on New York municipal bonds held by the Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors, including the outcome of pending litigation including the state or its localities.

Municipal Insurance Risk

A substantial portion of the municipal securities held by PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance) or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Non-Investment Grade Securities Risk

The PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Fundamental High Yield® Corporate Bond Portfolio may be subject to non-investment grade securities risk, which is a form of credit risk. Securities that are non-investment grade, commonly known as "junk bonds," are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, the Funds may incur additional expenses to seek recovery. The secondary markets in

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which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Funds could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of a Fund's Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

Sovereign Debt Risk

PowerShares Emerging Markets Sovereign Debt Portfolio invests in sovereign debt. Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may impair the debtor's ability to service its debts on a timely basis. As a holder of government debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Emerging Markets Sovereign Debt Risk

PowerShares Emerging Markets Sovereign Debt Portfolio invests in emerging markets sovereign debt. Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligations and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, the Fund may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which the Fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.

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Global Bonds Risk

PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares International Corporate Bond Portfolio invest in global bonds. Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities and, therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact a Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, a Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Foreign Investment Risk

The PowerShares Preferred Portfolio's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Preferred Securities Risk

The PowerShares Preferred Portfolio may invest in preferred securities. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the PowerShares Preferred Portfolio owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities may also be subordinated to bonds or other debt instruments in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

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Financial Institutions Risk

PowerShares Preferred Portfolio may invest in financial institutions. Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules and interpretations under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution. In addition, certain financial institutions are undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to their regulatory framework. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, including mortgage, asset-backed, auction rate and other markets, thereby causing certain financial institutions to incur large losses. Certain financial institutions have experienced declines in the valuation of their assets and have even ceased operations.

Small and Medium Capitalization Company Risk

PowerShares Preferred Portfolio may invest in small and medium capitalization companies. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them be more sensitive to changing market conditions.

Geographic Concentration Risk

The PowerShares Insured California Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolios will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in New York, California and Puerto Rico, as applicable.

Cash Transaction Risk

Unlike most ETFs, the PowerShares International Corporate Bond Portfolio, PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio intend to effect creations and redemptions principally for cash, rather than for in-kind securities because of the nature of the Fund's underlying investments. As such, investments in Shares may be less tax efficient than an investment in conventional ETFs. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. Because these Funds currently intend to effect redemptions principally for cash, rather than principally for in-kind securities, they may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind and this may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process.

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Currency Risk

Because the PowerShares International Corporate Bond Portfolio's NAV is determined in U.S. dollars, a Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holding, measured in the foreign currency, increases.

Much of the income received by Fund will be in foreign currencies. However, the Fund will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Non-Principal Investment Strategies

As a principal investment strategy, each Fund will invest at least 80% of its total assets in securities that comprise its respective Underlying Index. Each Fund may invest its remaining assets in securities not included in its Underlying Index and in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom). Each Fund will not implement a temporary defensive strategy to protect against potential securities market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day that NYSE is open) for additions and deletions to each Fund's Underlying Indexes to be reflected in the portfolio composition of the Fund.

The 80% investment policy of the PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDD Tax-Free Weekly Portfolio to invest in securities suggested by the name of each such Fund is fundamental and may not be changed without shareholder approval. Each of the other policies described herein, including each Fund's investment objective and the 80% investment policy of the PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield Corporate Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares Financial Preferred Portfolio to invest in securities suggested by the name of each such Fund, constitutes a non-fundamental policy that may be changed by the Board of the Trust without shareholder approval, upon 60 days' prior written notice to shareholders. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI"). See "Investment Strategies and Restrictions" in the SAI.

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Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Non-Principal Risks of Investing in the Funds

The following provides additional risk information regarding investing in the Funds.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Market Trading Risk

Risk is inherent in all investing. An investment in the Funds involves risks similar to those of investing in any fund of fixed-income securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Fixed-Income Securities Risk

Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Securities issued by the U.S. Government are subject to limited credit risk; however, securities issued by U.S. Government agencies are not necessarily backed by the full faith and credit of the U.S. Government.

Risks of Investing in Asia Pacific Companies

The PowerShares Emerging Markets Sovereign Debt Portfolio may invest a portion of its assets in securities issued by companies in Asia Pacific countries. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

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Shares May Trade at Prices Different than NAV

The NAV of a Fund's Shares generally fluctuates with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund's Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind, except PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio which are issued and redeemed principally for cash, in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders. Because the PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio intend to effect creations and redemptions principally for cash, investments in Shares of such Funds may be less tax efficient than conventional ETFs.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI, which is available at www.InvescoPowerShares.com.

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Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $18.6 billion as of December 31, 2010. The Trust is currently comprised of 45 exchange-traded funds.

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Phil Fang and Jeffrey W. Kernagis. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser in 2005, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Philip Fang is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Fang has been a Portfolio Manager of the Adviser since October 2007. Prior to joining the Adviser, Mr. Fang was a portfolio manager and Executive Vice President at Lord Abbett & Co. from 1992 to 2007.

Jeffrey W. Kernagis is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Kernagis has been a Portfolio Manager of the Adviser since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from October 2005 to September 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from January 2004 to October 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from March 1994 to February 2003.

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The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

Each Fund pays the Adviser a unitary management fee equal to a percentage of its average daily net assets set forth in the chart below.

Fund	Unitary Management Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25%
PowerShares Build America Bond Portfolio	0.35%*
PowerShares Emerging Markets Sovereign Debt Portfolio	0.50%
PowerShares Fundamental High Yield® Corporate Bond Portfolio	0.50%
PowerShares Insured California Municipal Bond Portfolio	0.35%*
PowerShares Insured National Municipal Bond Portfolio	0.35%*
PowerShares Insured New York Municipal Bond Portfolio	0.35%*
PowerShares International Corporate Bond Portfolio	0.50%
PowerShares Preferred Portfolio	0.50%
PowerShares VRDO Tax-Free Weekly Portfolio	0.25%

*  The Adviser has agreed to waive 0.07% of its unitary management fee until April 20, 2012 for its investment advisory services to the Fund. After giving effect to such waiver, the net unitary management fee will be 0.28%. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Funds' expenses and to compensate the Adviser for providing service for the Funds.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to each Fund, except PowerShares International Corporate Bond Portfolio, is available in the semi-annual report to shareholders for the period ended April 30, 2010. A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to the PowerShares International Corporate Bond Portfolio is available in the annual report to shareholders for the period ended October 31, 2010.

How to Buy and Sell Shares

Most investors will buy and sell Shares of the Funds in the secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase

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and sale) transaction. The Funds' Shares trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares 1-30 Laddered Treasury Portfolio	PLW

PowerShares Build America Bond Portfolio	BAB

PowerShares Emerging Markets Sovereign Debt Portfolio	PCY

PowerShares Fundamental High Yield® Corporate Bond Portfolio	PHB

PowerShares Insured California Municipal Bond Portfolio	PWZ

PowerShares Insured National Municipal Bond Portfolio	PZA

PowerShares Insured New York Municipal Bond Portfolio	PZT

PowerShares International Corporate Bond Portfolio	PICB

PowerShares Preferred Portfolio	PGX

PowerShares VRDO Tax-Free Weekly Portfolio	PVI

Share prices are reported in dollars and cents per Share.

Authorized Participants ("APs") may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, only in large blocks of 50,000 or 100,000 Shares, as applicable (each block of Shares called a "Creation Unit") or multiple, thereof ("Creation Unit Aggregations"), and in accordance with procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities ("Deposit Securities") accepted by a Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. With respect to those Funds that invest in foreign securities, as the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15

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second interval. This approximate value should not be viewed as a "real-time" update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to the accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may only be purchased and redeemed directly from the Funds in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market, and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of each Fund except for the PowerShares International Corporate Bond Portfolio. With respect to the PowerShares International Corporate Bond Portfolio, in recognition of the nature of the Fund's investments and that Shares are purchased and redeemed in Creation Units principally for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of such Fund, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid monthly for each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

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Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid monthly for each Fund. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to federal income tax. PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio intend to invest their assets in a manner such that a significant portion of their dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal securities, however, may be subject to the AMT in the hands of corporate shareholders). Depending on a shareholder's state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

Distributions from the Funds' net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, non tax-exempt distributions are subject to federal income tax when they are paid, regardless of whether you take them in cash or reinvest them in the applicable Fund. Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. It is not expected that any ordinary dividends declared and paid by the Fund to non-corporate shareholders will qualify for taxation at the reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

If you lend your Shares pursuant to securities lending or similar arrangements, you may lose the ability to treat Fund dividends (paid while the Shares are held by the

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borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Funds will not be deductible for federal income tax purposes. You should consult your financial intermediary or tax adviser before entering into such arrangements.

Exempt-interest dividends from the Funds are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

Distributions in excess of the Funds' current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Funds' NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Any market discount recognized by a Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

By law, the Funds may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or Social Security number.

The Funds intend to notify shareholders, generally within 60 days after the close of its taxable year, as to what portion of the Fund's distributions qualify as tax-exempt income, ordinary income and capital gains.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited. Any loss on the sale of Shares held for six months or less may be disallowed to the extent of any exempt interest dividends with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. An AP who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

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If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

New York State and City Tax Considerations for PowerShares Insured New York Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.

California State Tax Considerations for PowerShares Insured California Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California and Puerto Rico tax-exempt securities and certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) designated by the Fund as exempt-interest dividends in a written notice to shareholders mailed within 60 days of the close of the Fund's taxable year. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax

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on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

The foregoing discussion summarizes some of the possible consequences under current federal, state and local tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds' Shares under all applicable tax laws. See "Taxes" in the SAI for more information.

Distributor

Invesco Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price

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or official closing price that day as of the close of the exchange where the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of

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all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended October 31, 2010, which is available upon request.

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PowerShares 1-30 Laddered Treasury Portfolio

	Year Ended October 31,				For the Period October 11, 2007* Through October 31,
	2010	2009	2008		2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$27.58	$26.31	$25.64		$25.21
Net investment income**	0.87	0.92	0.99		0.07
Net realized and unrealized gain on investments	1.79	1.33	0.79		0.36
TOTAL FROM INVESTMENT OPERATIONS	2.66	2.25	1.78		0.43
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.87)	(0.91)	(1.10)		—
Return of capital	(0.13)	(0.07)	(0.01)		—
TOTAL DISTRIBUTIONS	(1.00)	(0.98)	(1.11)		—
NET ASSET VALUE AT END OF PERIOD	$29.24	$27.58	$26.31		$25.64
SHARE PRICE AT END OF PERIOD***	$29.23	$27.59	$26.36
NET ASSET VALUE TOTAL RETURN****	9.91%	8.55%	7.00%		1.71%
SHARE PRICE TOTAL RETURN****	9.84%	8.38%	6.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$76,024	$66,180	$63,147		$15,384
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.25%	0.25%	0.25%		0.25	%†
Net investment income	3.12%	3.22%	3.79%		4.55	%†
Portfolio turnover rate††	1%	1%	0	%(a)	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.01	$(0.04)		$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than 1%.

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PowerShares Build America Bond Portfolio

	For the Period November 16, 2009* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.90
Net investment income**	1.30
Net realized and unrealized gain on investments	1.17
TOTAL FROM INVESTMENT OPERATIONS	2.47
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(1.22)
Return of capital	(0.02)
TOTAL DISTRIBUTIONS	(1.24)
NET ASSET VALUE AT END OF PERIOD	$26.13
SHARE PRICE AT END OF PERIOD***	$26.16
NET ASSET VALUE TOTAL RETURN****	10.16	%(a)
SHARE PRICE TOTAL RETURN****	10.29	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$569,606
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.28	%†
Expenses, prior to Waivers	0.35	%†
Net investment income	5.42	%†
Portfolio turnover rate ††	5%
Undistributed net investment income included in price of units issued and redeemed**#	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (November 17, 2009, first day of trading on the exchange) to October 31, 2010 was 10.34%. The share price total return from Fund Inception to October 31, 2010 was 10.06%.

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PowerShares Emerging Markets Sovereign Debt Portfolio

	Year Ended October 31,			For the Period October 11, 2007* Through October 31,
	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	25.60	$18.09	$25.92	$25.50
Net investment income**	1.54	1.58	1.47	0.07
Net realized and unrealized gain (loss) on investments	2.72	7.52	(7.81)	0.35
TOTAL FROM INVESTMENT OPERATIONS	4.26	9.10	(6.34)	0.42
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(1.57)	(1.57)	(1.48)	—
Return of capital	(0.04)	(0.02)	(0.01)	—
TOTAL DISTRIBUTIONS	(1.61)	(1.59)	(1.49)	—
NET ASSET VALUE AT END OF PERIOD	$28.25	$25.60	$18.09	$25.92
SHARE PRICE AT END OF PERIOD***	$28.28	$25.89	$16.69
NET ASSET VALUE TOTAL RETURN****	17.31%	52.11%	(25.83)%	1.65%
SHARE PRICE TOTAL RETURN****	16.10%	66.52%	(32.26)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,002,915	$419,877	$68,725	$15,552
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.50%	0.50%	0.50%	0.50	%†
Net investment income	5.86%	6.89%	5.85%	4.91	%†
Portfolio turnover rate††	5%	13%	48%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.06)	$(0.04)	$(0.04)	$0.03

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

81

PowerShares Fundamental High Yield® Corporate Bond Portfolio

	Year Ended October 31,		For the Period November 13, 2007* Through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$17.54	$15.73	$24.84
Net investment income**	1.39	1.61	1.78
Net realized and unrealized gain (loss) on investments	1.03	1.81	(9.04)
TOTAL FROM INVESTMENT OPERATIONS	2.42	3.42	(7.26)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(1.47)	(1.61)	(1.85)
NET ASSET VALUE AT END OF PERIOD	$18.49	$17.54	$15.73
SHARE PRICE AT END OF PERIOD***	$18.50	$17.51	$16.10
NET ASSET VALUE TOTAL RETURN****	14.47%	23.73%	(31.14	)%(a)
SHARE PRICE TOTAL RETURN****	14.70%	20.39%	(29.63	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$391,893	$171,936	$15,728
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.50%	0.50%	0.50	%†
Net investment income	7.89%	9.93%	9.35	%†
Portfolio turnover rate††	33%	68%	92%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.06	$0.07	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (November 15, 2007, first day trading on the exchange) to October 31, 2008 was (30.64)%. The share price total return from Fund Inception to October 31, 2008 was (30.45)%.

82

PowerShares Insured California Municipal Bond Portfolio

	Year Ended October 31,			For the Period October 11, 2007* Through October 31,
	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$23.50	$21.26	$24.97	$24.90
Net investment income**	1.03	1.06	1.03	0.06
Net realized and unrealized gain (loss) on investments	0.78	2.26	(3.64)	0.01
TOTAL FROM INVESTMENT OPERATIONS	1.81	3.32	(2.61)	0.07
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.04)	(0.02)	—	—
Tax-exempt income	(1.03)	(1.06)	(1.10)	—
TOTAL DISTRIBUTIONS	(1.07)	(1.08)	(1.10)	—
NET ASSET VALUE AT END OF PERIOD	$24.24	$23.50	$21.26	$24.97
SHARE PRICE AT END OF PERIOD***	$24.24	$23.48	$21.18
NET ASSET VALUE TOTAL RETURN****	7.91%	16.06%	(10.82)%	0.28%
SHARE PRICE TOTAL RETURN****	8.00%	16.38%	(11.04)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$43,640	$31,727	$17,011	$12,487
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.28%	0.28%	0.28%	0.28	%†
Expenses, prior to Waivers	0.35%	0.35%	0.35%	0.35	%†
Net investment income, after Waivers	4.31%	4.71%	4.42%	3.90	%†
Portfolio turnover rate††	8%	34%	20%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.01)	$(0.01)	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

83

PowerShares Insured National Municipal Bond Portfolio

	Year Ended October 31,				For the Period October 11, 2007* Through October 31,
	2010	2009		2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$23.61	$21.00		$25.05	$24.92
Net investment income**	1.07	1.12		1.05	0.06
Net realized and unrealized gain (loss) on investments	0.70	2.60		(3.98)	0.07
TOTAL FROM INVESTMENT OPERATIONS	1.77	3.72		(2.93)	0.13
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.03)	(0.00	)(a)	0.00 (a)	—
Tax-exempt income	(1.07)	(1.11)		(1.12)	—
TOTAL DISTRIBUTIONS	(1.10)	(1.11)		(1.12)	—
NET ASSET VALUE AT END OF PERIOD	$24.28	$23.61		$21.00	$25.05
SHARE PRICE AT END OF PERIOD***	$24.29	$23.56		$21.29
NET ASSET VALUE TOTAL RETURN****	7.70%	18.22%		(12.13)%	0.52%
SHARE PRICE TOTAL RETURN****	7.97%	16.35%		(10.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	658,066	$446,288		$174,317	$12,525
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.28%	0.28%		0.28%	0.28	%†
Expenses, prior to Waivers	0.35%	0.35%		0.35%	0.35	%†
Net investment income, after Waivers	4.47%	4.97%		4.55%	3.96	%†
Portfolio turnover rate††	8%	25%		63%	0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)	$(0.01)		$(0.04)	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

84

PowerShares Insured New York Municipal Bond Portfolio

	Year Ended October 31,				For the Period October 11, 2007* Through October 31,
	2010	2009	2008		2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$22.94	$21.14	$24.95		$24.84
Net investment income**	1.03	1.06	1.02		0.05
Net realized and unrealized gain (loss) on investments	0.92	1.80	(3.72)		0.06
TOTAL FROM INVESTMENT OPERATIONS	1.95	2.86	(2.70)		0.11
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.03)	(0.02)	(0.00	)(a)	—
Tax-exempt income	(1.03)	(1.04)	(1.11)		—
TOTAL DISTRIBUTIONS	(1.06)	(1.06)	(1.11)		—
NET ASSET VALUE AT END OF PERIOD	23.83	$22.94	$21.14		$24.95
SHARE PRICE AT END OF PERIOD***	23.83	$22.92	$21.27
NET ASSET VALUE TOTAL RETURN****	8.71%	13.92%	(11.22)%		0.44%
SHARE PRICE TOTAL RETURN****	8.81%	13.13%	(10.74)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$41,698	$33,260	$16,908		$14,971
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.28%	0.28%	0.28%		0.28	%†
Expenses, prior to Waivers	0.35%	0.35%	0.35%		0.35	%†
Net investment income, after Waivers	4.42%	4.75%	4.38%		3.83	%†
Portfolio turnover rate††	3%	10%	34%		0%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$(0.01)	$(0.02)		$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

85

PowerShares International Corporate Bond Portfolio

	For the Period June 1, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.00
Net investment income**	0.17
Net realized and unrealized gain on investments	3.49
TOTAL FROM INVESTMENT OPERATIONS	3.66
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	—
Return of capital	(0.37)
TOTAL DISTRIBUTIONS	(0.37)
NET ASSET VALUE AT END OF PERIOD	$28.29
SHARE PRICE AT END OF PERIOD***	$28.42
NET ASSET VALUE TOTAL RETURN****	14.75	%(a)
SHARE PRICE TOTAL RETURN****	15.28	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$33,944
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.50	%†
Net investment income	2.53	%†
Portfolio turnover rate ††	14%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.70)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (June 3, 2010, first day trading on the exchange) to October 31, 2010 was 15.54%. The share price total return from Fund Inception to October 31, 2010 was 15.27%.

86

PowerShares Preferred Portfolio

	Year Ended October 31,		For the Period January 28, 2008* Through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$13.01	$12.25	$20.06
Net investment income**	0.92	0.98	0.85
Net realized and unrealized gain (loss) on investments	1.36	0.89	(7.66)
TOTAL FROM INVESTMENT OPERATIONS	2.28	1.87	(6.81)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.99)	(1.02)	(0.91)
Return of capital	(0.02)	(0.09)	(0.09)
TOTAL DISTRIBUTIONS	(1.01)	(1.11)	(1.00)
NET ASSET VALUE AT END OF PERIOD	$14.28	$13.01	$12.25
SHARE PRICE AT END OF PERIOD***	$14.29	$13.06	$12.62
NET ASSET VALUE TOTAL RETURN****	18.08%	17.02%	(35.04	)%(a)
SHARE PRICE TOTAL RETURN****	17.70%	13.88%	(33.14	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$1,345,981	$769,925	$191,171
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.50%	0.50%	0.50	%†
Net investment income	6.66%	8.26%	7.74	%†
Portfolio turnover rate††	12%	34%	52%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.05)	$(0.06)	$0.03

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (January 31, 2008, first day trading on the exchange) to October 31, 2008 was (35.65)%. The share price total return from Fund Inception to October 31, 2008 was (34.67)%.

87

PowerShares VRDO Tax Free Weekly Portfolio

	Year Ended October 31,		For the Period November 14, 2007* Through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.00	$25.03	$25.03
Net investment income**	0.07	0.30	0.84
Net realized and unrealized gain (loss) on investments	—	0.09	(0.02)
TOTAL FROM INVESTMENT OPERATIONS	0.07	0.39	0.82
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	—	(0.02)	0.00	(a)
Tax-exempt income	(0.07)	(0.40)	(0.82)
TOTAL DISTRIBUTIONS	(0.07)	(0.42)	(0.82)
NET ASSET VALUE AT END OF PERIOD	$25.00	$25.00	$25.03
SHARE PRICE AT END OF PERIOD***	$25.00	$25.00	$25.05
NET ASSET VALUE TOTAL RETURN****	0.31%	1.58%	3.33	%(b)
SHARE PRICE TOTAL RETURN****	0.31%	1.49%	3.40	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	637,413	$1,069,879	$142,670
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.25%	0.25%	0.25	%†
Net investment income	0.29%	1.24%	3.71	%†
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01	$(0.04)	$(0.05)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception (November 15, 2007, first day trading on the exchange) to October 31, 2008 was 3.33%. The share price total return from Fund Inception to October 31, 2008 was 3.40%.

88

Index Providers

Mergent® is a registered trademark of Mergent, Inc.; Ryan is a trade name of Ryan Holdings, LLC; and each has been licensed for use by the Adviser. Mergent, Inc., ALM Research Solutions, LLC and Ryan Holdings, LLC, collectively are the Index Provider for PowerShares 1-30 Laddered Treasury Portfolio. The PowerShares 1-30 Laddered Treasury Portfolio is not sponsored, endorsed, sold or promoted by Mergent, ALM or Ryan. Mergent, ALM and Ryan make no representation or warranty, express or implied, to the shareholders of PowerShares 1-30 Laddered Treasury Portfolio or any member of the public regarding the advisability of investing in securities generally, in the Underlying Index particularly or the ability of any data supplied by Mergent, ALM or Ryan to track general stock market performance. Mergent, ALM and Ryan's only relationship to the Adviser is the licensing of certain trademarks and trade names of Mergent, ALM or Ryan, and of the data supplied by Mergent, ALM or Ryan, which is determined, composed and calculated by Mergent, ALM or Ryan without regard to PowerShares 1-30 Laddered Treasury Portfolio or its common shares. Mergent, ALM and Ryan have no obligation to take the needs of PowerShares or the shareholders of PowerShares 1-30 Laddered Treasury Portfolio into consideration when determining, composing or calculating the data supplied by Mergent, ALM or Ryan. Mergent, ALM and Ryan are not responsible for and have not participated in the determination of the prices of the Shares of PowerShares 1-30 Laddered Treasury Portfolio or the timing of the issuance or sale of such shares. Mergent, ALM or Ryan have no obligation or liability in connection with the administration, marketing or trading of PowerShares 1-30 Laddered Treasury Portfolio or its common shares. The PowerShares 1-30 Laddered Treasury Portfolio is entitled to use its Underlying Index pursuant to a sublicensing agreement with the Adviser.

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Deutsche Bank Securities Inc. ("DB") is the Index Provider for PowerShares Emerging Markets Sovereign Debt Portfolio. DB is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with DB to use the DB Emerging Market USD Liquid Balanced Index. The PowerShares Emerging Markets Sovereign Debt Portfolio is entitled to use the DB Emerging Market USD Liquid Balanced Index pursuant to a sublicensing arrangement with the Adviser.

The RAFI® High Yield Bond Index is a trademark of Research Affiliates® and has been licensed for use for certain purposes by the Adviser.

The S&P International Corporate Bond Index is calculated and maintained by Standard & Poor's®. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch") is the Index Provider for PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares National Insured Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares Preferred Portfolio. BofA Merrill Lynch is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with BofA Merrill Lynch to use each Fund's Underlying Index.

89

Bloomberg is the Index Provider for PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg and its affiliates make no warranty, express or implied, relating to the Bloomberg US Municipal AMT-Free Weekly VRDO Index, any third-party data, the PowerShares VRDO Tax-Free Weekly Portfolio or the Adviser's trademarks, or the results to be attained by the Adviser or others from the use of the Underlying Index, any third-party data, the PowerShares VRDO Tax-Free Weekly Portfolio or the Adviser's trademarks, including, but not limited to, express or implied warranties of merchantability or fitness for a particular purpose.

Disclaimers

The Ryan/Mergent 1-30 Year Treasury Laddered Index is a trademark of Ryan/Mergent and has been licensed for use for certain purposes by the Adviser. The DB Emerging Markets USD Liquid Balanced Index is a trademark of DB and has been licensed for use for certain purposes by the Adviser. The RAFI® High Yield Bond Index is a trademark of Research Affiliates® and has been licensed for use for certain purposes by the Adviser. The S&P International Corporate Bond Index is a trademark of Standard & Poor's® and has been licensed for use for certain purposes by the Adviser. The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark of Bloomberg and has been licensed for use for certain purposes by the Adviser.

The BofA Merrill Lynch Build America Bond Index, The BofA Merrill Lynch California Insured Long-Term Core Municipal Securities Index, The BofA Merrill Lynch National Insured Long-Term Core Municipal Securities Index, The BofA Merrill Lynch New York Insured Long-Term Core Municipal Securities Index and The BofA Merrill Lynch Fixed Rate Preferred Securities Index (collectively, the "Underlying Merrill Lynch Indexes") are each a trademark of BofA Merrill Lynch and have been licensed for use for certain purposes by the Adviser. Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/Mergent 1-30 Year Treasury Laddered Index

PowerShares Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index

PowerShares Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index

PowerShares Fundamental High Yield® Corporate Bond Portfolio	RAFI® High Yield Bond Index

PowerShares Insured California Municipal Bond Portfolio	The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index

PowerShares Insured National Municipal Bond Portfolio	The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index

PowerShares Insured New York Municipal Bond Portfolio	The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index

PowerShares International Corporate Bond Portfolio	The S&P International Corporate Bond Index

PowerShares Preferred Portfolio	The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index

PowerShares VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

90

The PowerShares 1-30 Laddered Treasury Portfolio is not sponsored, endorsed, sold or promoted by Ryan/Mergent, and Ryan/Mergent does not make any representation regarding the advisability of investing in Shares of PowerShares 1-30 Laddered Treasury Portfolio.

Ryan/Mergent makes no representation or warranty, express or implied, to the owners of Shares of PowerShares 1-30 Laddered Treasury Portfolio or any member of the public regarding the advisability of investing in securities generally or in Shares of PowerShares 1-30 Laddered Treasury Portfolio particularly. Ryan/Mergent's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Ryan/Mergent trademarks and trade names of Ryan/Mergent and Ryan/Mergent 1-30 Year Treasury Laddered Index, which is composed by Ryan/Mergent without regard to the Distributor, the Adviser or the Trust. NYSE Arca acts as the exchange on which the Shares are traded.

The Ryan/Mergent 1-30 Year Treasury Laddered Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares of PowerShares 1-30 Laddered Treasury Portfolio. Ryan/Mergent has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares of PowerShares 1-30 Laddered Treasury Portfolio into consideration when determining, composing or calculating the Ryan/Mergent 1-30 Year Treasury Laddered Index. Ryan/Mergent is not responsible for and has not participated in the determination of the prices and amount of Shares of PowerShares 1-30 Laddered Treasury Portfolio or the timing of the issuance or sale of Shares of PowerShares 1-30 Laddered Treasury Portfolio or in the determination of any financial calculations relating thereto. Ryan/Mergent has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares of PowerShares 1-30 Laddered Treasury Portfolio. Ryan/Mergent does not guarantee the accuracy and/or the completeness of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, and Ryan/Mergent shall have no liability for any errors, omissions, or interruptions therein. Ryan/Mergent makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares of PowerShares 1-30 Laddered Treasury Portfolio, or any other person or entity, from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein. Ryan/Mergent makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, PowerShares 1-30 Laddered Treasury Portfolio and the Trust or the Shares of PowerShares 1-30 Laddered Treasury Portfolio. Without limiting any of the foregoing, in no event shall Ryan/Mergent have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, PowerShares 1-30 Laddered Treasury Portfolio, the Trust or the Shares of PowerShares 1-30 Laddered Treasury Portfolio, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares 1-30 Laddered Treasury Portfolio, owners of the Shares of PowerShares 1-30 Laddered Treasury Portfolio or any other person or entity from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Ryan/Mergent 1-30 Year Treasury Laddered Index

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or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index, even if notified of the possibility of such damages.

MERGENT, ALM AND RYAN DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY THEM OR ANY DATA INCLUDED THEREIN. MERGENT, ALM AND RYAN MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY MERGENT, ALM OR RYAN OR ANY DATA INCLUDED THEREIN. MERGENT, ALM AND RYAN MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY MERGENT, ALM OR RYAN OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERGENT, ALM OR RYAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by DB, and DB does not make any representation regarding the advisability of investing in Shares of PowerShares Emerging Markets Sovereign Debt Portfolio.

DB makes no representation or warranty, express or implied, to the owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or any member of the public regarding the advisability of investing in securities generally or in Shares of PowerShares Emerging Markets Sovereign Debt Portfolio particularly. As the Index Provider for PowerShares Emerging Markets Sovereign Debt Portfolio, DB's only relationship to the Distributor, the Adviser or the Trust is through the licensing of certain trademarks and trade names of DB and the DB Emerging Market USD Liquid Balanced Index. NYSE Arca acts as the exchange on which the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio are traded.

The DB Emerging Market USD Liquid Balanced Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio. DB has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio into consideration when determining, composing or calculating the DB 1-30 Year Treasury Laddered Index. DB is not responsible for and has not participated in the determination of the prices and amount of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or the timing of the issuance or sale of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or in the determination of any financial calculations relating thereto. DB has no obligation or liability in connection with the administration of the Trust or marketing of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio. DB does not guarantee the accuracy and/or the completeness of the DB Emerging Market USD Liquid Balanced Index or any data included therein, and DB shall have no liability for any errors, omissions, or interruptions therein. DB makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares of PowerShares Emerging Markets Sovereign Debt Portfolio, or any other person or entity, from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein. DB makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a

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particular purpose or use with respect to the DB Emerging Market USD Liquid Balanced Index or any data included therein, PowerShares Emerging Markets Sovereign Debt Portfolio, the Trust or the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio. Without limiting any of the foregoing, in no event shall DB have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Ryan/Mergent 1-30 Year Treasury Laddered Index or any data included therein, PowerShares Emerging Markets Sovereign Debt Portfolio, the Trust or the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the DB Emerging Market USD Liquid Balanced Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares Emerging Markets Sovereign Debt Portfolio, owners of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or any other person or entity from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DB Emerging Market USD Liquid Balanced Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the DB Emerging Market USD Liquid Balanced Index, even if notified of the possibility of such damages.

"Deutsche Bank" and "DB Emerging Market USD Liquid Balanced IndexSM" are reprinted with permission. ©Copyright 2007 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and DB Emerging Market USD Liquid Balanced IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any of its affiliates of subsidiaries. Deutsche Bank AG and Deutsche Bank Securities Inc., as Index Provider, make no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Deutsche Bank AG and Deutsche Bank Securities Inc. are licensing certain trademarks, the underlying Index and trade names which are composed by Deutsche Bank AG and Deutsche Bank Securities Inc. without regard to this Index, this product or any investor.

The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG, including Deutsche Bank Securities Inc. The Deutsche Bank DB Emerging Market USD Liquid Balanced Index is the exclusive property of Deutsche Bank AG. "Deutsche Bank" and "DB Emerging Market USD Liquid Balanced Index" are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index makes any representation or warranty, express or implied, concerning the DB Emerging Market USD Liquid Balanced Index, PowerShares Emerging Markets Sovereign Debt Portfolio or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index has any obligation to take the needs of PowerShares Emerging Markets Sovereign Debt Portfolio, the Adviser, or its clients into consideration when determining, composing or calculating the DB Emerging

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Market USD Liquid Balanced Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index has any obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Sovereign Debt Portfolio.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO FROM THE USE OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank's permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank.

Research Affiliates® has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of Research Affiliates, the Fundamental Index® methodology, a non-capitalization method for creating and weighting of an index of securities, (US Patent No. 7,620,577; Patent Pending Publ. Nos. US-2005-0171884-A1, US-2006-0149645-A1, US-2007-0055598-A1, US-2008-0288416-A1, US-2010-0063942-A1, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). "Fundamental Index®" and/or "Research Affiliates Fundamental Index®"

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and/or "RAFI" and/or all other Research Affiliates trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates.

"BofA Merrill Lynch" and "The BofA Merrill Lynch Build America Bond IndexSM", "The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities IndexSM" and "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" (together, the "BofA Merrill Lynch Indexes") are reprinted with permission. © Copyright 2009 Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"). All rights reserved. The Funds are not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. "The BofA Merrill Lynch Build America Bond IndexSM", "The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities IndexSM" and "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by PowerShares on behalf of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the BofA Merrill Lynch Indexes to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the BofA Merrill Lynch Indexes, which are determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to PowerShares, the Funds or the shareholders of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation to take the needs of PowerShares, the Funds or the shareholders of the Funds into consideration in determining, composing or calculating the BofA Merrill Lynch Indexes. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the BofA Merrill Lynch Indexes to PowerShares or the Funds beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes is responsible for or has participated in the determination of the timing, pricing, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation or liability in connection with the administration, marketing or trading of the Funds. BofA Merrill Lynch and its affiliates do not provide investment advice to PowerShares or the Funds and are not responsible for the performance of the Funds.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH,

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ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES, THE FUNDS, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND POWERSHARES.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch's permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.

THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND ITS AFFILIATES ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P INTERNATIONAL CORPORATE BOND INDEX TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P INTERNATIONAL CORPORATE BOND INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P INTERNATIONAL CORPORATE BOND INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUND OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE FUND SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUND.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR

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REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P INTERNATIONAL CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark and service mark of Bloomberg and has been licensed for use by the Adviser. Bloomberg is not affiliated with the Adviser or the PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg does not: (i) approve, endorse, review or recommend the Adviser or the PowerShares VRDO Tax-Free Weekly Portfolio, (ii) guarantee the correctness or completeness of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or other information furnished in connection with the Bloomberg US Municipal AMT-Free Weekly VRDO Index, (iii) warrant, expressly or impliedly, the results to be obtained by the Adviser, the Adviser's customers, owners of the PowerShares VRDO Tax-Free Weekly Portfolio, or any other person or entity from the use of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or any data included therein. Bloomberg, its employees, subcontractors, agents, suppliers and vendors shall have no liability or responsibility, contingent or otherwise, for any injury or damages arising out of any errors, inaccuracies, omissions or any other failure in connection with Bloomberg US Municipal AMT-Free Weekly VRDO Index or PowerShares VRDO Tax-Free Weekly Portfolio.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

97

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are

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interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders, as applicable. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds, Shares or you wish to obtain the SAI or Annual and/or Semi-Annual Report free of charge, or to make Shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

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PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-9

PowerShares Exchange-Traded
Fund Trust II

PowerShares S&P SmallCap Consumer Discretionary Portfolio
(The NASDAQ Stock Market LLC – XLYS)

PowerShares S&P SmallCap Consumer Staples Portfolio
(The NASDAQ Stock Market LLC – XLPS)

PowerShares S&P SmallCap Energy Portfolio
(The NASDAQ Stock Market LLC – XLES)

PowerShares S&P SmallCap Financials Portfolio
(The NASDAQ Stock Market LLC – XLFS)

PowerShares S&P SmallCap Health Care Portfolio
(The NASDAQ Stock Market LLC – XLVS)

PowerShares S&P SmallCap Industrials Portfolio
(The NASDAQ Stock Market LLC – XLIS)

PowerShares S&P SmallCap Information Technology Portfolio
(The NASDAQ Stock Market LLC – XLKS)

PowerShares S&P SmallCap Materials Portfolio
(The NASDAQ Stock Market LLC – XLBS)

PowerShares S&P SmallCap Utilities Portfolio
(The NASDAQ Stock Market LLC – XLUS)

February 28, 2011

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

3	PowerShares S&P SmallCap Consumer Discretionary Portfolio

6	PowerShares S&P SmallCap Consumer Staples Portfolio

9	PowerShares S&P SmallCap Energy Portfolio

12	PowerShares S&P SmallCap Financials Portfolio

15	PowerShares S&P SmallCap Health Care Portfolio

18	PowerShares S&P SmallCap Industrials Portfolio

21	PowerShares S&P SmallCap Information Technology Portfolio

24	PowerShares S&P SmallCap Materials Portfolio

27	PowerShares S&P SmallCap Utilities Portfolio

31	Summary Information About Purchases, Sales and Taxes

31	Additional Information About the Funds' Strategies and Risks

37	Tax-Advantaged Structure of ETFs

37	Portfolio Holdings

38	Management of the Funds

39	How to Buy and Sell Shares

40	Frequent Purchases and Redemptions of Shares

41	Dividends, Distributions and Taxes

43	Distributor

43	Net Asset Value

44	Fund Service Providers

44	Financial Highlights

54	Index Provider

54	Disclaimers

55	Premium/Discount Information

55	Other Information

2

PowerShares
S&P SmallCap Consumer Discretionary Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S&P SmallCap 600 Capped Consumer Discretionary Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund ("Shares").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

3

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From April 5, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 6% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization consumer discretionary companies. The Fund will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of common stocks of U.S. consumer discretionary companies that are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services. Standard & Poor's (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS"). The Underlying Index is compiled, maintained and calculated by Standard & Poor's. As of December 31, 2010, the Underlying Index consisted of 107 securities of companies with a market capitalization range of between $115 million and $2.0 billion. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities,

4

especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of April 5, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 31 of the Prospectus.

5

PowerShares
S&P SmallCap Consumer Staples Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S&P SmallCap 600 Capped Consumer Staples Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund ("Shares").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

6

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From April 5, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 10% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization consumer staples companies. The Fund will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of common stocks of U.S. consumer staples companies that are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail. Standard & Poor's (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS"). The Underlying Index is compiled, maintained and calculated by Standard & Poor's. As of December 31, 2010, the Underlying Index consisted of 20 securities of companies with a market capitalization range of between $317 million and $1.8 billion. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies in this sector are also affected by changes in government regulation, world events and economic conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences

7

between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of April 5, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 31 of the Prospectus.

8

PowerShares
S&P SmallCap Energy Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S&P SmallCap 600 Capped Energy Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund ("Shares").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

9

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From April 5, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 13% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization energy companies. The Fund will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of common stocks of U.S. energy companies that are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy. Standard & Poor's (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS"). The Underlying Index is compiled, maintained and calculated by Standard & Poor's. As of December 31, 2010, the Underlying Index consisted of 22 securities of companies with a market capitalization range of between $107 million and $3.2 billion. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Energy Sector Risk. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities,

10

especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of April 5, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 31 of the Prospectus.

11

PowerShares
S&P SmallCap Financials Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S&P SmallCap 600 Capped Financials Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund ("Shares").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

12

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From April 5, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 5% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization financial service companies. The Fund will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of common stocks of U.S. financial service companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services. Standard & Poor's (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS"). The Underlying Index is compiled, maintained and calculated by Standard & Poor's. As of December 31, 2010, the Underlying Index consisted of 101 securities of companies with a market capitalization range of between $147 million and $2.4 billion. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the

13

composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of April 5, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 31 of the Prospectus.

14

PowerShares
S&P SmallCap Health Care Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S&P SmallCap 600 Capped HealthCare Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund ("Shares").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

15

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From April 5, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 14% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization healthcare companies. The Fund will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of common stocks of U.S. healthcare companies. These are companies that are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. Standard & Poor's (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS"). As of December 31, 2010, the Underlying Index consisted of 74 securities of companies with a market capitalization range of between $108 million and $2.9 billion. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the

16

composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of April 5, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 31 of the Prospectus.

17

PowerShares
S&P SmallCap Industrials Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S&P SmallCap 600 Capped Industrials Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund ("Shares").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

18

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From April 5, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 11% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization industrial companies. The Fund will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of common stocks of U.S. industrial companies. These are companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. Standard & Poor's (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS"). The Underlying Index is compiled, maintained and calculated by Standard & Poor's. As of December 31, 2010, the Underlying Index consisted of 92 securities of companies with a market capitalization range of between $99 million and $2.2 billion. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences

19

between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of April 5, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 31 of the Prospectus.

20

PowerShares
S&P SmallCap Information Technology Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S&P SmallCap 600 Capped Information Technology Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund ("Shares").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

21

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From April 5, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 10% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization information technology companies. The Fund will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of common stocks of U.S. information technology companies. These are companies that are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. Standard & Poor's (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS"). The Underlying Index is compiled, maintained and calculated by Standard & Poor's. As of December 31, 2010, the Underlying Index consisted of 131 securities of companies with a market capitalization range of between $77 million and $3.1 billion. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Information Technology Sector Risk. The information technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the

22

composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of April 5, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 31 of the Prospectus.

23

PowerShares
S&P SmallCap Materials Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S&P SmallCap 600 Capped Materials Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund ("Shares").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

24

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From April 5, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 28% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization basic materials companies. The Fund will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of common stocks of U.S. basic materials companies. These are companies that are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. Standard & Poor's (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS"). The Underlying Index is compiled, maintained and calculated by Standard & Poor's. As of December 31, 2010, the Underlying Index consisted of 32 securities of companies with a market capitalization range of between $69 million and $1.4 billion. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Basic Materials Sector Risk. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

25

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of April 5, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 31 of the Prospectus.

26

PowerShares
S&P SmallCap Utilities Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S&P SmallCap 600 Capped Utilities & Telecom Services Index®* (the "Underlying Index").

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("Standard & Poor's") and have been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's or its Affiliates, and Standard & Poor's and its Affiliates make no representation, warranty or condition regarding the advisability of buying, selling or holding shares of the Fund ("Shares").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.29%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$93	$163	$368

27

Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From April 5, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 8% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in common stocks of small capitalization utility companies. The Fund will invest at least 90% of its total assets in common stocks that comprise the Underlying Index. The Underlying Index is comprised of common stocks of U.S. utility companies. These companies are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as dealing with associated wastewater; and provide land line or wireless telephone services. Standard & Poor's (the "Index Provider") defines sectors according to the Global Industry Classification Standard ("GICS"). The Underlying Index is compiled, maintained and calculated by Standard & Poor's. As of December 31, 2010, the Underlying Index consisted of 21 securities of companies with a market capitalization range of between $286 million and $2.0 billion. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Small Capitalization Company Risk. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Utilities Sector Risk. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with

28

the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utilities industry and its customers and the impact of natural or man-made disasters. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Concentration Risk. A significant percentage of the Underlying Index may be comprised of issuers in a single industry or group of industries. If the Fund is focused in an industry or group of industries, the value of Shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. In addition, the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of April 5, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

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Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey Kernagis	Vice President of Portfolio Management of the Adviser	December 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information about Purchases, Sales and Taxes" on page 31 of the Prospectus.

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Summary Information About Purchases, Sales and Taxes

Purchase and Sale of Shares

Each Fund issues and redeems Shares at net asset value ("NAV") only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of each Fund may only be purchased and sold on a national securities exchange through brokers. Shares of each Fund are listed for trading on The NASDAQ Stock Market LLC ("NASDAQ") and trade at market prices rather than NAV. Shares of a Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Funds' distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds' Strategies and Risks

Principal Investment Strategies

Each Fund uses an "indexing" investment approach and attempts to replicate, before fees and expenses, the performance of its respective Underlying Index. The Adviser seeks correlation over time of 0.95 or better between a Fund's performance and the performance of its Underlying Index; a figure of 1.00 would represent perfect correlation. Each Fund generally invests in all of the stocks comprising its Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, each Fund may purchase a sample of stocks in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another stock in the Underlying Index, purchase stocks not in the Underlying Index which the Adviser believes are appropriate to substitute for certain stocks in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track the Underlying Index. Each Fund may sell stocks that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase stocks not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Additional information about each Fund's Underlying Index construction is set forth below.

Each Underlying Index is reconstituted and rebalanced on a quarterly basis on the third Friday in March, June, September and December. The Underlying Index components, shares outstanding and weighting factors are determined as of the rebalancing date, while the prices for the components' shares are used as of one

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week prior to the rebalancing date. Each component company's weight in an Underlying Index is capped at 22.5%. Further, the sum of all stocks constituting more than 4.5% of an Underlying Index cannot exceed 45% of that Underlying Index. If this 45% limit is breached, all the stocks are ranked in descending order of their weights and the first stock that causes the 45% limit to be breached is identified. The weight of this stock is then reduced either until the 45% limit is satisfied or its weight in the Underlying Index falls below 4.5%. If any stock exceeds either the 22.5% limit or the 45% limit, its excess weight is proportionally redistributed to all uncapped stocks.

Each Underlying Index is designed to measure the overall performance of stocks in a Fund's respective sector. Each Underlying Index is a subset of the S&P SmallCap 600 Index®, which is a float adjusted market capitalization weighted index reflecting the U.S. small capitalization market.

The number of constituent companies in the S&P SmallCap 600 Index® varies based on the number of companies that meet each Underlying Index's eligibility criteria. The S&P SmallCap 600 Index® follows several criteria for selecting companies for inclusion into the index. The company must be a U.S. company, as determined by the location of the company's operations, its corporate structure, its accounting standards and its exchange listings. Further, companies should have four consecutive quarters of positive as-reported earnings under Generally Accepted Accounting Principles and at least 50% of the company's stock must be in the hands of public investors. Additionally, the company's stock must demonstrate adequate liquidity, as determined by the ratio of annual dollar value traded to market capitalization for the company. Lastly, only operating companies, including real estate investment trusts and business development companies, are eligible for inclusion. The balance of industries represented in the S&P SmallCap 600 Index® must accurately represent the balance of industries represented in the universe of companies eligible for inclusion in each Underlying Index.

The S&P SmallCap 600 Index® is divided into ten sectors according to the Global Industry Classification Standard ("GICS"). The GICS assigns a company to a single sector according to its "principal business activity," which is determined by such factors as the source of the company's revenues and the market perception of that company's business.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Non-Correlation Risk

A Fund's return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected.

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Since each Underlying Index is not subject to the tax diversification requirements to which each Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints may delay a Fund's purchase or sale of securities included in the Underlying Index.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts may also adversely impact a Fund's ability to track its Underlying Index. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser's affiliates.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Concentration Risk

Each Fund's investments may be concentrated within an industry or group of industries. To the extent that a Fund's investments are concentrated within an industry or group of industries, any factors detrimental to the performance of such industry or group of industries will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry or group of industries are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Basic Materials Sector Risk

PowerShares S&P SmallCap Materials Portfolio invests a significant portion of its assets in securities issued by companies in the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. In addition, issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Energy Sector Risk

PowerShares S&P SmallCap Energy Portfolio invests a significant portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies'

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earnings, and a significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Companies in which PowerShares S&P SmallCap Energy Portfolio may invest may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical and therefore companies in this sector could be adversely affected by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Financial Services Sector Risk

PowerShares S&P SmallCap Financials Portfolio invests a significant portion of its assets in securities issued by companies in the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Healthcare Sector Risk

PowerShares S&P SmallCap Health Care Portfolio invests a significant portion of its assets in securities issued by companies in the healthcare sector. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the

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healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Information Technology Sector Risk

PowerShares S&P SmallCap Information Technology Portfolio invests a significant portion of its assets in securities issued by companies in the information technology sector. The information technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Non-Principal Investment Strategies

As a principal investment strategy, each Fund will invest at least 90% of its total assets in common stocks that comprise its respective Underlying Index in proportion to their weightings in the Underlying Index. Each Fund may invest its remaining assets in securities not included in the Underlying Index and in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom). The Adviser anticipates that it may take approximately three business days (i.e., each day NASDAQ is open) for additions and deletions to each Fund's respective Underlying Index to be reflected in the portfolio composition of each Fund.

Each of the policies described herein, including the investment objective and 80% investment policy of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") of PowerShares Exchange-Traded Fund Trust II (the "Trust") without shareholder approval. Each Fund's 80% investment policy requires 60 days prior written notice to shareholders before it can be changed. Certain fundamental policies of the Funds are set forth in the Funds' Statement of Additional Information ("SAI"). See "Investment Strategies and Restrictions" in the SAI.

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Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Non-Principal Risks of Investing in the Funds

The following section provides additional risk information regarding investing in the Funds.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in security prices. Overall security values could decline generally or could underperform other investments.

Market Trading Risk

Risk is inherent in all investing. An investment in each Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Equity Risk

Equity risk is the risk that the value of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

Index Rebalancing Risk

Pursuant to the methodology of the Index Provider used to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index at any time, including in the event the Underlying Index reaches certain limitations (e.g., foreign ownership limitations). As a result, a Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund's annual return and the return of its Underlying Index may increase significantly.

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Trading Issues

Trading in Shares on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in Shares inadvisable. In addition, trading in Shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ's "circuit breaker" rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of a Fund will continue to be met or will remain unchanged.

Shares May Trade at Prices Different Than NAV

The NAV of a Fund's Shares generally fluctuates with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on NASDAQ. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of a Fund's Underlying Index trading individually or in the aggregate at any point in time. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI, which is available at www.InvescoPowerShares.com.

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Management of the Funds

The Adviser is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Adviser serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $18.6 billion as of December 31, 2010. The Trust is currently comprised of 45 exchange-traded funds.

The Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of each Fund. Mr. Hubbard receives management assistance from Michael Jeanette, Jeffrey W. Kernagis and Brian Picken. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Jeffrey W. Kernagis is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since December 2010. Mr. Kernagis has been a Portfolio Manager of the Adviser since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from October 2005 to September 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from January 2004 to October 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from March 1994 to February 2003.

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Brian Picken is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since October 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008. He received a Bachelor of Arts from Wheaton College.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

Each Fund pays the Adviser a unitary management fee equal to 0.29% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to the Funds is available in the semi-annual report to shareholders for the period ended April 30, 2010.

How to Buy and Sell Shares

Most investors buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NASDAQ. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NASDAQ under the following symbols:

Fund	Ticker Symbol
PowerShares S&P SmallCap Consumer Discretionary Portfolio	XLYS

PowerShares S&P SmallCap Consumer Staples Portfolio	XLPS

PowerShares S&P SmallCap Energy Portfolio	XLES

PowerShares S&P SmallCap Financials Portfolio	XLFS

PowerShares S&P SmallCap Health Care Portfolio	XLVS

PowerShares S&P SmallCap Industrials Portfolio	XLIS

PowerShares S&P SmallCap Information Technology Portfolio	XLKS

PowerShares S&P SmallCap Materials Portfolio	XLBS

PowerShares S&P SmallCap Utilities Portfolio	XLUS

Share prices are reported in dollars and cents per Share.

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Authorized participants ("APs") may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"), and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Share Trading Prices

The trading prices of Shares of each Fund on NASDAQ may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities ("Deposit Securities") accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Shares

Shares of the Funds may only be purchased and redeemed directly from the Funds in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market, and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are

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unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NASDAQ, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term

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capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. An AP who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See "Taxes" in the SAI for more information.

42

Distributor

Invesco Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price that day as of the close of the exchange on which the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index.

43

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLC, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended October 31, 2010, which is available upon request.

44

PowerShares S&P SmallCap Consumer Discretionary Portfolio

	For the Period April 5, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.61
Net investment income**	0.05
Net realized and unrealized gain (loss) on investments	(0.70	)>
TOTAL FROM INVESTMENT OPERATIONS	(0.65)
NET ASSET VALUE AT END OF PERIOD	$24.96
SHARE PRICE AT END OF PERIOD***	$24.96
NET ASSET VALUE, TOTAL RETURN****	(2.54	)%(a)
SHARE PRICE TOTAL RETURN****	(2.54	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$31,206
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29	%†
Net investment income	0.41	%†
Portfolio turnover rate††	6%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.10

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was (3.37)%. The share price total return from Fund inception to October 31, 2010 was (3.29)%.

45

PowerShares S&P SmallCap Consumer Staples Portfolio

	For the Period April 5, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.40
Net investment income**	0.09
Net realized and unrealized gain on investments	1.98
TOTAL FROM INVESTMENT OPERATIONS	2.07
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.05)
NET ASSET VALUE AT END OF PERIOD	$27.42
SHARE PRICE AT END OF PERIOD***	$27.44
NET ASSET VALUE, TOTAL RETURN****	8.15	%(a)
SHARE PRICE TOTAL RETURN****	8.23	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$5,485
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29	%†
Net investment income	0.61	%†
Portfolio turnover rate††	10%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.02

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 8.15%. The share price total return from Fund inception to October 31, 2010 was 8.23%.

46

PowerShares S&P SmallCap Energy Portfolio

	For the Period April 5, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.76
Net investment income**	0.00	(a)
Net realized and unrealized gain on investments	0.57
TOTAL FROM INVESTMENT OPERATIONS	0.57
NET ASSET VALUE AT END OF PERIOD	$26.33
SHARE PRICE AT END OF PERIOD***	$26.33
NET ASSET VALUE, TOTAL RETURN****	2.21	%(b)
SHARE PRICE TOTAL RETURN****	2.21	%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$7,899
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29	%†
Net investment income	0.02	%†
Portfolio turnover rate††	13%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 2.89%. The share price total return from Fund inception to October 31, 2010 was 3.05%.

47

PowerShares S&P SmallCap Financials Portfolio

	For the Period April 5, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.41
Net investment income**	0.24
Net realized and unrealized gain (loss) on investments	(0.46	)>
TOTAL FROM INVESTMENT OPERATIONS	(0.22)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.15)
NET ASSET VALUE AT END OF PERIOD	$25.04
SHARE PRICE AT END OF PERIOD***	$25.02
NET ASSET VALUE, TOTAL RETURN****	(0.84	)%(a)
SHARE PRICE TOTAL RETURN****	(0.92	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$50,080
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29	%†
Net investment income	1.90	%†
Portfolio turnover rate††	5%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.10

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was (2.30)%. The share price total return from Fund inception to October 31, 2010 was (2.42)%.

48

PowerShares S&P SmallCap Health Care Portfolio

	For the Period April 5, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.30
Net investment income (loss)**	(0.01)
Net realized and unrealized gain on investments	0.02
TOTAL FROM INVESTMENT OPERATIONS	0.01
NET ASSET VALUE AT END OF PERIOD	$25.31
SHARE PRICE AT END OF PERIOD***	$25.31
NET ASSET VALUE, TOTAL RETURN****	0.04	%(a)
SHARE PRICE TOTAL RETURN****	0.04	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$45,564
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29	%†
Net investment income (loss)	(0.08	)%†
Portfolio turnover rate††	14%
Undistributed net investment income included in price of units issued and redeemed**#	$(0.00	)(b)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 0.92%. The share price total return from Fund inception to October 31, 2010 was 1.00%.

(b)  Amount represents less than $(0.005).

49

PowerShares S&P SmallCap Industrials Portfolio

	For the Period April 5, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.41
Net investment income**	0.12	^
Net realized and unrealized gain on investments	0.38
TOTAL FROM INVESTMENT OPERATIONS	0.50
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.03)
NET ASSET VALUE AT END OF PERIOD	$25.88
SHARE PRICE AT END OF PERIOD***	$25.88
NET ASSET VALUE, TOTAL RETURN****	1.95	%(a)
SHARE PRICE TOTAL RETURN****	1.95	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$21,994
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29	%†
Net investment income	0.95	%†^
Portfolio turnover rate††	11%
Undistributed net investment income included in price of units issued and redeemed**#	$0.06

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and the sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

^  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $1 per share owned of Heartland Express, Inc. on October 5, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 0.68%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 2.24%. The share price total return from Fund inception to October 31, 2010 was 2.28%.

50

PowerShares S&P SmallCap Information Technology Portfolio

	For the Period April 5, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.53
Net investment income (loss)**	0.06	^
Net realized and unrealized gain on investments	0.80
TOTAL FROM INVESTMENT OPERATIONS	0.86
NET ASSET VALUE AT END OF PERIOD	$26.39
SHARE PRICE AT END OF PERIOD***	$26.38
NET ASSET VALUE, TOTAL RETURN****	3.37	%(a)
SHARE PRICE TOTAL RETURN****	3.33	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$35,626
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29	%†
Net investment income (loss)	0.48	%†^
Portfolio turnover rate††	10%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

^  Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.25 per share owned of Anixter International, Inc. on October 28, 2010. Net investment income(loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are less than $(0.005) and (0.005)%, respectively.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 3.33%. The share price total return from Fund inception to October 31, 2010 was 3.33%.

51

PowerShares S&P SmallCap Materials Portfolio

	For the Period April 5, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.60
Net investment income**	0.10
Net realized and unrealized gain on investments	0.60	>
TOTAL FROM INVESTMENT OPERATIONS	0.70
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.08)
NET ASSET VALUE AT END OF PERIOD	$26.22
SHARE PRICE AT END OF PERIOD***	$26.22
NET ASSET VALUE, TOTAL RETURN****	2.79	%(a)
SHARE PRICE TOTAL RETURN****	2.79	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$2,622
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29	%†
Net investment income	0.70	%†
Portfolio turnover rate††	28%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

>  Due to the timing of creations and redemptions of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment securities and in-kind transactions for the period.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 2.23%. The share price total return from Fund inception to October 31, 2010 was 2.23%.

52

PowerShares S&P SmallCap Utilities Portfolio

	For Period April 5, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.30
Net investment income**	0.40
Net realized and unrealized gain on investments	2.03
TOTAL FROM INVESTMENT OPERATIONS	2.43
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.23)
NET ASSET VALUE AT END OF PERIOD	$27.50
SHARE PRICE AT END OF PERIOD***	$27.49
NET ASSET VALUE, TOTAL RETURN****	9.70	%(a)
SHARE PRICE TOTAL RETURN****	9.66	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$38,500
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.29	%†
Net investment income	3.14	%†
Portfolio turnover rate††	8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.13

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask price.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and the redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (April 7, 2010, first day of trading on the exchange) to October 31, 2010 was 9.05%. The share price total return from Fund Inception to October 31, 2010 was 9.01%.

53

Index Provider

Each Underlying Index is calculated and maintained by the Index Provider. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. Each Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers

The Underlying Indexes are trademarks of the Index Provider and are licensed for use by the Adviser.

THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND ITS AFFILIATES ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN ANY FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEXES TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE UNDERLYING INDEXES WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

54

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the NASDAQ at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

Other Information

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a Prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take

55

advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NASDAQ is satisfied by the fact that the Prospectus is available at NASDAQ upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Delivery of Shareholder Documents–Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI or Annual and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, in Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this

56

information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

57

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PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-SCS-PRO-1

PowerShares Exchange-Traded Fund Trust II

PowerShares DWA Developed Markets Technical Leaders Portfolio
(NYSE Arca, Inc. – PIZ)

PowerShares DWA Emerging Markets Technical Leaders Portfolio
(NYSE Arca, Inc. – PIE)

PowerShares Dynamic Developed International Opportunities Portfolio (NYSE Arca, Inc. – PFA)

PowerShares Emerging Markets Infrastructure Portfolio
(NYSE Arca, Inc. – PXR)

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio
(NYSE Arca, Inc. – PAF)

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio
(NYSE Arca, Inc. – PXF)

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (NYSE Arca, Inc. – PDN)

PowerShares FTSE RAFI Emerging Markets Portfolio
(NYSE Arca, Inc. – PXH)

PowerShares Global Agriculture Portfolio
(The NASDAQ Stock Market LLC – PAGG)

PowerShares Global Clean Energy Portfolio (NYSE Arca, Inc. – PBD)

PowerShares Global Coal Portfolio (The NASDAQ Stock Market LLC – PKOL)

PowerShares Global Gold and Precious Metals Portfolio
(The NASDAQ Stock Market LLC – PSAU)

PowerShares Global Nuclear Energy Portfolio (NYSE Arca, Inc. – PKN)

PowerShares Global Steel Portfolio (The NASDAQ Stock Market LLC – PSTL)

PowerShares Global Water Portfolio (NYSE Arca, Inc. – PIO)

PowerShares Global Wind Energy Portfolio
(The NASDAQ Stock Market LLC – PWND)

PowerShares MENA Frontier Countries Portfolio
(The NASDAQ Stock Market LLC – PMNA)

February 28, 2011

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

3	PowerShares DWA Developed Markets Technical Leaders Portfolio

8	PowerShares DWA Emerging Markets Technical Leaders Portfolio

13	PowerShares Dynamic Developed International Opportunities Portfolio

18	PowerShares Emerging Markets Infrastructure Portfolio

23	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

28	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

33	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

38	PowerShares FTSE RAFI Emerging Markets Portfolio

43	PowerShares Global Agriculture Portfolio

48	PowerShares Global Clean Energy Portfolio

53	PowerShares Global Coal Portfolio

58	PowerShares Global Gold and Precious Metals Portfolio

63	PowerShares Global Nuclear Energy Portfolio

68	PowerShares Global Steel Portfolio

73	PowerShares Global Water Portfolio

78	PowerShares Global Wind Energy Portfolio

83	PowerShares MENA Frontier Countries Portfolio

89	Additional Information About the Funds' Strategies and Risks

112	Tax-Advantaged Structure of ETFs

113	Portfolio Holdings

113	Management of the Funds

115	How to Buy and Sell Shares

116	Frequent Purchases and Redemptions of Fund Shares

117	Dividends, Distributions and Taxes

119	Distributor

119	Net Asset Value

120	Fund Service Providers

120	Financial Highlights

138	Index Providers

139	Disclaimers

148	Premium/Discount Information

148	Other Information

PowerShares
DWA Developed Markets Technical Leaders Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the Dorsey Wright® Developed Markets Technical Leaders Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.80%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total

Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 107% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of developed economies within Dorsey Wright & Associates' ("Dorsey Wright" or the "Index Provider") classification definition, excluding U.S. companies whose stock is listed on a U.S. stock exchange. The Underlying Index is comprised of equity securities from countries deemed to have developed economies, selected pursuant to a proprietary selection methodology of Dorsey Wright, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each security's market performance. The companies are selected from a universe of the 1,000 largest securities (measured by market capitalization) in developed economies, excluding companies listed on a U.S. stock exchange. Companies domiciled in the United States that are traded on an exchange in a non-U.S. country with a developed economy may be included in the Underlying Index. As of December 31, 2010, the Underlying Index consisted of 100 securities of companies with a market capitalization range of between $2.4 billion and $107.2 billion listed on exchanges in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Basic Materials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Discretionary Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the quarterly rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
23.41% (3rd Quarter 2010)	(32.70)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares.

As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (12/28/07)
Return Before Taxes	19.06%	(3.11)%
Return After Taxes on Distributions	18.85%	(3.54)%
Return After Taxes on Distributions and Sale of Fund Shares	12.37%	(2.89)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	(7.02)%
MSCI EAFE® Growth Index (reflects no deduction for fees, expenses or taxes)	12.25%	(5.94)%
Dorsey Wright® Developed Markets Technical Leaders Index (reflects no deduction for fees, expenses or taxes)	20.84%	(1.73)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares, or multiples thereof, in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
DWA Emerging Markets Technical Leaders Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the Dorsey Wright® Emerging Markets Technical Leaders Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.90%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.90%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 128% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of emerging economies within Dorsey Wright & Associates' ("Dorsey Wright" or the "Index Provider") classification definition, excluding companies whose stock is listed on a U.S. stock exchange. The Underlying Index is comprised of equity securities from countries deemed to have emerging economies, selected pursuant to a proprietary selection methodology of Dorsey Wright, which is designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each security's market performance. The companies are selected from a universe of the 1,000 largest securities (measured by market capitalization) in emerging economies, excluding companies that are listed on a U.S. stock exchange. As of December 31, 2010, the Underlying Index consisted of 100 securities of companies with a market capitalization range of between $163.4 billion and $223.3 billion listed on exchanges in Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund invests in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Basic Materials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the quarterly rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
27.40% (2nd Quarter 2009)	(36.53)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (12/28/07)
Return Before Taxes	24.25%	(9.64)%
Return After Taxes on Distributions	24.10%	(9.79)%
Return After Taxes on Distributions and Sale of Fund Shares	15.76%	(8.15)%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)	18.88%	(0.32)%
MSCI Emerging Markets Growth Index (reflects no deduction for fees, expenses or taxes)	19.33%	(2.48)%
Dorsey Wright® Emerging Markets Technical Leaders Index (reflects no deduction for fees, expenses or taxes)	29.08%	(3.14)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or an "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares Dynamic Developed International Opportunities Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the QSG Developed International Opportunities Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when

Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 125% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of non-U.S. companies. The Underlying Index is comprised of securities selected principally on the basis of their capital appreciation potential as identified by Quantitative Services Group, LLC ("QSG" or the "Index Provider") pursuant to a proprietary quantitative methodology (the "Methodology"). The Methodology evaluates companies monthly, using a proprietary multi-factor model based on the following measures of expected outperformance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum and then ranks and sorts them based on their cumulative scores. As of December 31, 2010, the Underlying Index consisted of 250 securities of companies with a market capitalization of between approximately $694 million and $199.2 billion that were traded in Australia, Austria, Belgium, Bermuda, Canada, China, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Japan Investment Risk. The Fund may invest a significant portion of its total assets in securities of issuers from Japan, which has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Japanese economy. Additionally, certain natural disasters occur more frequently in Japan and the economy of Japan is heavily dependent on trading with key partners. Any reduction in this trading may cause an adverse impact on Japan's economy. Also, the Fund is exposed to the economic risks of Japan's trading partners.

Consumer Discretionary Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the consumer discretionary sector.

Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the quarterly rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
34.38% (2nd Quarter 2009)	(30.12)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/13/07)
Return Before Taxes	13.37%	(7.11)%
Return After Taxes on Distributions	12.07%	(7.87)%
Return After Taxes on Distributions and Sale of Fund Shares	8.65%	(6.38)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	(5.77)%
QSG Developed International Opportunities Index (reflects no deduction for fees, expenses or taxes)	14.42%	(5.53)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Emerging Markets Infrastructure Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S-Network Emerging Infrastructure Builders IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel. The Underlying Index is calculated and maintained by Standard & Poor's Custom Indices on behalf of S-Network Global Indexes LLC (the "Index Provider"). Emerging market countries are determined according to the Index Provider's definition, which currently includes those countries identified in the World Bank Country Classification system as "Middle Income" countries. The Underlying Index includes stocks with a minimum market capitalization of $500 million and removes them if the market capitalization falls below $300 million. As of December 31, 2010, the Underlying Index consisted of approximately 76 securities of companies with market capitalizations between $553 million and $176 billion traded in Australia, Bermuda, Brazil, Canada, Chile, China, Egypt, France, Hong Kong, India, Indonesia, Israel, Luxembourg, Malaysia, Mexico, Poland, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan and the United States. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

China Investment Risk. The Fund may invest a significant portion of its total assets in securities of issuers from China. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.

Basic Materials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Industrials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
47.04% (2nd Quarter 2009)	(13.19)% (2nd Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (10/15/08)
Return Before Taxes	25.32%	51.18%
Return After Taxes on Distributions	24.95%	50.69%
Return After Taxes on Distributions and Sale of Fund Shares	16.44%	44.54%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	17.72%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)	18.88%	41.31%
S-Network Emerging Infrastructure Builders IndexSM (reflects no deduction for fees, expenses or taxes)	26.17%	54.61%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	October 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of a Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
FTSE RAFI Asia Pacific
ex-Japan Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the FTSE RAFI Developed Asia Pacific ex Japan Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.80%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies that are classified as Asia Pacific within FTSE International Limited's ("FTSE" or the "Index Provider") country classification definition, excluding Japanese companies. The Underlying Index is designed to track the performance of the Asia Pacific companies with the largest fundamental value, selected from the constituents of the FTSE Asia Pacific ex-Japan Developed Large/Mid-Cap Indexes as determined by FTSE. The companies are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2010, the Underlying Index consisted of 180 medium and large capitalization securities of companies with a market capitalization of between approximately $1.0 billion and $155.6 billion that were domiciled in Australia, Hong Kong, New Zealand, Singapore, South Korea and Thailand or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Risks of Investing in Asia Pacific Companies. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility.

Basic Materials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Industrials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
30.53% (3rd Quarter 2009)	(26.48)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (06/25/07)
Return Before Taxes	19.35%	6.50%
Return After Taxes on Distributions	18.41%	5.14%
Return After Taxes on Distributions and Sale of Fund Shares	12.52%	4.70%
MSCI Pacific exJapan Index (reflects no deduction for fees, expenses or taxes)	16.91%	3.08%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	(5.94)%
FTSE RAFI Developed Asia Pacific ex Japan Index (reflects no deduction for fees, expenses or taxes)	20.81%	7.50%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
FTSE RAFI Developed Markets ex-U.S. Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the FTSE RAFI Developed ex U.S. Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Underlying Index is designed to track the performance of the companies domiciled in developed markets with the largest fundamental value, selected from the constituents of the FTSE RAFI Developed ex US Large/Mid-Cap Indexes as determined by FTSE International Limited (the "Index Provider"). The Fund will normally invest at least 80% of its total assets in securities of companies originating in countries that are classified as "developed" within the Index Provider's country classification definition, excluding the United States. The companies are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2010, the Underlying Index consisted of 1,010 securities of companies with market capitalizations of between approximately $220 million and $203.5 billion that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Thailand and the United Kingdom or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
35.23% (2nd Quarter 2009)	(22.75)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/25/07)
Return Before Taxes	6.29%	(4.43)%
Return After Taxes on Distributions	5.33%	(5.15)%
Return After Taxes on Distributions and Sale of Fund Shares	4.06%	(4.15)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	(5.94)%
FTSE RAFI Developed ex U.S. Index (reflects no deduction for fees, expenses or taxes)	7.53%	(3.29)%

Because the Fund invests primarily in foreign, and not U.S., securities, the S&P 500® Index will no longer be used for comparative purposes going forward.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the FTSE RAFI Developed ex US Mid Small 1500 Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of small and medium capitalization companies that are classified as "developed" within FTSE's country classification definition, excluding the United States. The Underlying Index is designed to track the performance of the small and medium capitalization companies domiciled in developed markets with the highest ranking cumulative score ("Fundamental Value"), selected from the constituents of the FTSE Developed ex US All Cap Index, as determined by FTSE (the "Index Provider"). The securities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2010, the Underlying Index consisted of approximately 1,474 securities of companies with market capitalizations of between approximately $50 million and $39.4 billion that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland and the United Kingdom. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Industrials Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the industrials sector. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Consumer Discretionary Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the consumer discretionary sector. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
39.94% (2nd Quarter 2009)	(19.44)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/27/07)
Return Before Taxes	18.26%	0.95%
Return After Taxes on Distributions	17.47%	0.19%
Return After Taxes on Distributions and Sale of Fund Shares	11.84%	0.34%
MSCI EAFE® Small Cap Index (reflects no deduction for fees, expenses or taxes)	22.04%	(3.08)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	(7.00)%
FTSE RAFI Developed ex US Mid Small 1500 Index (reflects no deduction for fees, expenses or taxes)	19.50%	2.13%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
FTSE RAFI Emerging Markets Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the index called the FTSE RAFI Emerging Markets Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.85%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$87	$271	$471	$1,049

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Adviser anticipates that a significant portion of the Fund's investments will be in ADRs and GDRs based on the securities included in the Underlying Index. The Fund will normally invest at least 80% of its total assets in securities and ADRs and GDRs of companies domiciled in countries that are classified as emerging markets within FTSE's country classification definition. The Underlying Index is designed to track the performance of securities of companies domiciled in emerging market countries with the highest ranking cumulative score ("Fundamental Value"), selected from the constituents of the FTSE Emerging Large/Mid Cap Index, as determined by FTSE (the "Index Provider"). The securities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2010, the Underlying Index consisted of approximately 357 securities of companies with market capitalizations of between approximately $280 million and $215.5 billion that were domiciled in Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Energy Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
31.87% (2nd Quarter 2009)	(24.21)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/27/07)
Return Before Taxes	13.09%	1.58%
Return After Taxes on Distributions	12.65%	1.05%
Return After Taxes on Distributions and Sale of Fund Shares	8.49%	1.00%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)	18.88%	0.80%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	(7.00)%
FTSE RAFI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.26%	4.21%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NSYE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than NAV, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Agriculture Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the NASDAQ OMX Global Agriculture IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies engaged in agriculture and farming related activities. The Underlying Index is designed to measure the overall performance of globally traded securities of the largest and most liquid companies engaged in agriculture and farming-related activities and is calculated and maintained by The NASDAQ OMX Group, Inc. ("NASDAQ OMX" or the "Index Provider"). The Underlying Index may include companies in emerging markets countries. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index. As of December 31, 2010, the Underlying Index consisted of approximately 40 securities of companies with market capitalizations between $739 million and $46.3 billion. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Risks of Investing in the Agriculture Industry. Companies involved in the agriculture industry and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture industry and farming-related activities may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
28.69% (3rd Quarter 2010)	(21.55)% (2nd Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/16/08)
Return Before Taxes	20.50%	12.63%
Return After Taxes on Distributions	20.07%	12.37%
Return After Taxes on Distributions and Sale of Fund Shares	13.30%	10.69%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	5.85%
NASDAQ OMX Global Agriculture Index (reflects no deduction for fees, expenses or taxes)	21.73%	14.26%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Clean Energy Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the WilderHill New Energy Global Innovation Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies engaged in the business of the advancement of cleaner energy and conservation and ADRs and GDRs based on the securities in the Underlying Index. The Underlying Index is an index comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the "Index Provider"). The Underlying Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. The Underlying Index may include companies in emerging markets countries. As of December 31, 2010, the Underlying Index consisted of 100 securities of companies with market capitalizations of between approximately $210 million and $26.9 billion that were listed on stock exchanges in Australia, Austria, Belgium, Brazil, Canada, China, Denmark, France, Finland, Germany, Hong Kong, India, Ireland, Italy, Japan, New Zealand, Norway, Philippines, South Korea, Spain, Switzerland, Taiwan, Turkey, the United Kingdom and the United States or primarily listed on an exchange in such countries. Securities are selected principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary Index methodology, with a bias placed on renewable energy companies. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Energy Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, generally these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

Clean Energy Industry Concentration Risk. The clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials. The clean energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
36.12% (2nd Quarter 2009)	(37.19)% (4th Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/13/07)
Return Before Taxes	(15.28)%	(14.94)%
Return After Taxes on Distributions	(15.32)%	(14.97)%
Return After Taxes on Distributions and Sale of Fund Shares	(9.93)%	(12.28)%
MSCI World IndexSM (reflects no deduction for fees, expenses or taxes)	11.76%	(4.32)%
S&P Global Clean Energy Index (reflects no deduction for fees, expenses or taxes)	(28.18)%	(24.87)%
WilderHill New Energy Global Innovation Index (reflects no deduction for fees, expenses or taxes)	(13.92)%	(13.30)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 75,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Coal Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the NASDAQ OMX Global Coal IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies engaged in coal industry. The Underlying Index is designed to measure the overall performance of globally traded securities of the largest and most liquid companies engaged in exploration for and mining of coal and other related activities of the coal industry and is calculated and maintained by NASDAQ OMX (the "Index Provider"). The Underlying Index may include companies in emerging markets countries. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index. As of December 31, 2010, the Underlying Index included approximately 30 securities of companies with market capitalizations between $694 million and $83.4 billion. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Energy Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

Risks of Investing in the Coal Industry. Companies involved in activities relating to the exploration for, mining of, and other related activities for coal face risks due to supply and demand variability. Weather conditions, a strong or weak domestic economy, the price levels of competing sources of fuel, political instability and conservation efforts may affect the demand for coal. The productivity of mining operations may be reduced by geological conditions, regulatory permits for mining activities and the availability of coal that meets standards set forth in the Clean Air Act, as amended in 1990. Companies involved in activities relating to the exploration for, mining of, and other related activities for coal are also impacted by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices. In addition, companies in this industry may be significantly affected by the occurrence of certain events relating to international political and economic developments, the success of exploration projects and tax and other government regulations. A primary risk of the coal industry is the competitive risk associated with the prices of alternative fuels, such as natural gas and oil. For example, consumers of coal often have the ability to switch between the use of coal, oil or natural gas. As a result, during periods when competing fuels are less expensive, the revenues of companies in the coal industry may decline with a corresponding impact on earnings.

Medium Capitalization Company Risk. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
54.04% (2nd Quarter 2009)	(15.20)% (2nd Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/16/08)
Return Before Taxes	28.95%	24.06%
Return After Taxes on Distributions	28.54%	23.31%
Return After Taxes on Distributions and Sale of Fund Shares	18.93%	20.32%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	5.85%
NASDAQ OMX Global Coal IndexSM (reflects no deduction for fees, expenses or taxes)	30.17%	26.77%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Gold and Precious Metals Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the NASDAQ OMX Global Gold and Precious Metals IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies involved in the gold, silver and other precious metals mining industries. The Underlying Index is designed to measure the overall performance of globally traded securities of the largest and most liquid companies involved in gold, silver and other precious metals mining related activities and is calculated and maintained by NASDAQ OMX (the "Index Provider"). The Underlying Index may include companies in emerging markets countries. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index. As of December 31, 2010, the Underlying Index consisted of approximately 68 securities of companies with market capitalizations between $681 million and $52.7 billion. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Risks of Investing in the Gold and Precious Metals Industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
16.57% (3rd Quarter 2009)	(2.32)% (1st Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/16/08)
Return Before Taxes	34.57%	32.22%
Return After Taxes on Distributions	33.43%	31.68%
Return After Taxes on Distributions and Sale of Fund Shares	22.78%	27.77%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	5.85%
NASDAQ OMX Global Gold and Precious Metals IndexSM (reflects no deduction for fees, expenses or taxes)	30.17%	26.77%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Nuclear Energy Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the WNA Nuclear Energy IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 31% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies that are materially engaged in the nuclear energy industry. The Underlying Index is designed to measure the overall performance of globally traded securities of companies that are materially engaged in the nuclear energy industry and is calculated and maintained by Standard & Poor's Custom Indices on behalf of WNA Global Indexes, LLC (the "Index Provider"). The Underlying Index may include companies in emerging markets countries. As of December 31, 2010, the Underlying Index consisted of 65 securities of companies with a market capitalization range of between approximately $66 million and $194.9 billion traded on recognized stock exchanges in the Americas, Europe, Middle East and Africa and Asia/Pacific. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Energy Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

Japan Investment Risk. The Fund may invest a significant portion of its total assets in securities of issuers from Japan, which has few natural resources. Any fluctuation or shortage in the commodity markets could have a negative impact on the Japanese economy. Additionally, certain natural disasters occur more frequently in Japan and the economy of Japan is heavily dependent on trading with key partners. Any reduction in this trading may cause an adverse impact on Japan's economy. Also, the Fund is exposed to the economic risks of Japan's trading partners.

Risks of Investing in the Nuclear Energy Industry. The energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials. The nuclear energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
28.68% (2nd Quarter 2009)	(11.92)% (2nd Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (04/01/08)
Return Before Taxes	16.49%	(4.84)%
Return After Taxes on Distributions	15.21%	(5.59)%
Return After Taxes on Distributions and Sale of Fund Shares	10.69%	(4.53)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	(4.44)%
WNA Nuclear Energy IndexSM (reflects no deduction for fees, expenses or taxes)	17.26%	(5.20)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Steel Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the NASDAQ OMX Global Steel IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 46% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies engaged in the steel industry. The Underlying Index is designed to measure the overall performance of globally traded securities of the largest and most liquid companies engaged in the manufacturing and storage of iron and steel products and is calculated and maintained by NASDAQ OMX (the "Index Provider"). The Underlying Index may include companies in emerging markets countries. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index. As of December 31, 2010, the Underlying Index consisted of approximately 63 securities of companies with market capitalizations between $760 million and $285.9 billion. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Risks of Investing in the Steel Industry. Companies involved in activities related to the manufacturing and storage of iron and steel products face risks due to supply and demand variability. Weather conditions, a strong or weak domestic economy and the price levels of competing sources of fuel, political instability and conservation efforts may affect the demand for steel. Companies involved in the manufacturing and storage of iron and steel products are also impacted by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources and mandated expenditures for safety and pollution control devices. In addition, companies in this industry may be significantly affected by the occurrence of certain events relating to international political and economic developments, the success of exploration projects and changes in tax and other government regulations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
48.68% (2nd Quarter 2009)	(23.57)% (2nd Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception (09/16/08)
Return Before Taxes	8.50%	1.09%
Return After Taxes on Distributions	8.14%	0.87%
Return After Taxes on Distributions and Sale of Fund Shares	5.52%	0.80%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	5.85%
NASDAQ OMX Global Steel IndexSM (reflects no deduction for fees, expenses or taxes)	9.98%	7.47%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Water Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the Palisades Global Water Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 27% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in the securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies that generate at least 50% of their revenue from water or water-related activities. The Underlying Index is a modified equal-dollar weighted index comprised of publicly traded global water companies listed on major international stock exchanges whose business stands to benefit substantially from the quantity and/or quality issues associated with the global management of water resources. The components of the Underlying Index are selected based on the objective of providing a representative indicator of the global water business. The Underlying Index was created by, and is a trademark of, Palisades Water Index Associates, LLC (the "Index Provider"). The components of the Underlying Index are categorized by sector based on a determination by the Index Provider as to the proper classification of a company's water or water-related activity. The Index Provider selects global water companies that it believes are core holdings of a diversified global water portfolio. The Underlying Index may include companies in emerging market countries. As of December 31, 2010, the Underlying Index consisted of 32 securities of companies with market capitalizations of between approximately $305 million and $14.1 billion that were listed on stock exchanges in Austria, Brazil, Canada, Chile, China, Finland, France, Germany, Hong Kong, India, Italy, Japan, Malaysia, the Netherlands, Singapore, South Korea, Spain, Switzerland, the United Kingdom and the United States or primarily listed on an exchange in such countries. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index. The Underlying Index is rebalanced and reconstituted quarterly.
Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Risks of Investing in the Water Industry. The Fund's investments in the water industry may under-perform relative to the general market, returns on investments in other sectors or fixed-income securities. Furthermore, because the Fund will focus its investments in tracking just the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund's investments were more well diversified. These events may include governmental regulation and institutional change, inflation, an increase in the cost of raw materials, an increase in interest rates, technological advances, changes in consumer sentiment and spending and changes in government spending.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
35.49% (2nd Quarter 2009)	(23.96)% (3rd Quarter 2008)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/13/07)
Return Before Taxes	10.93%	(4.77)%
Return After Taxes on Distributions	10.57%	(5.11)%
Return After Taxes on Distributions and Sale of Fund Shares	7.09%	(4.22)%
S&P Global Water Index (reflects no deduction for fees, expenses or taxes)	12.64%	(3.90)%
Palisades Global Water Index (reflects no deduction for fees, expenses or taxes)	11.39%	(3.57)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	September 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
Global Wind Energy Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the NASDAQ OMX Clean Edge® Global Wind Energy Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.75%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 41% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund anticipates that the majority of its investments will be in securities that comprise the Underlying Index rather than in ADRs and GDRs. The Fund will normally invest at least 80% of its total assets in securities of companies engaged in the wind energy industry. Companies engaged in the wind energy industry are companies that are primarily manufacturers, developers, distributors, installers, and users of energy derived from wind sources. The Underlying Index is calculated and maintained by NASDAQ OMX (the "Index Provider"). The Underlying Index may include companies in emerging markets countries. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $100 million and a minimum three-month average daily trading volume of $400,000 prior to inclusion in the Underlying Index. As of December 31, 2010, the Underlying Index consisted of approximately 33 securities of companies with market capitalizations between approximately $63 million and $194.9 billion traded in Australia, Belgium, Canada, China, Denmark, France, Germany, Greece, Hong Kong, Japan, Spain, Switzerland, Italy, the United Kingdom and the United States. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Energy Sector Risk. The Fund invests a significant portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

Risks of Investing in the Wind Energy Industry. Companies in the wind energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy industry companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
45.68% (2nd Quarter 2009)	(25.23)% (2nd Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (06/27/08)
Return Before Taxes	(35.63)%	(29.59)%
Return After Taxes on Distributions	(35.67)%	(29.65)%
Return After Taxes on Distributions and Sale of Fund Shares	(23.16)%	(24.02)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	(4.00)%
NASDAQ OMX Clean Edge® Global Wind Energy Index (reflects no deduction for fees, expenses or taxes)	(34.62)%	28.01%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

PowerShares
MENA Frontier Countries Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the NASDAQ OMX Middle East North Africa IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.95%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver(1)	0.25%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver only for the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$274	$498	$1,140

(1)  The Adviser has agreed to waive 0.25% of its unitary management fee until April 20, 2012. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 139% of the average value of its portfolio.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the Underlying Index. The Fund will normally invest at least 80% of its total assets in securities of companies that are domiciled in or principally traded in a Middle East or North African ("MENA") frontier country. The Underlying Index is designed to measure the performance of the largest and most liquid securities of companies domiciled or principally traded in a frontier country in the MENA region. Frontier countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. MENA frontier countries currently include Bahrain, Egypt, Jordan, Kuwait, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia and the United Arab Emirates. However, markets that have severe foreign investment restrictions or capital repatriation restrictions are excluded from the Underlying Index's eligible universe of MENA frontier countries. Currently, Saudi Arabia and Tunisia are excluded from the Underlying Index's eligible universe. The countries that comprise Middle East and North African frontier countries may change from time to time, but the countries will continue to be domiciled or principally traded in the MENA region. The Underlying Index is calculated and maintained by NASDAQ OMX (the "Index Provider"). As of December 31, 2010, the Underlying Index consisted of approximately 44 securities of companies with market capitalizations between $928 million and $20.9 billion. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns.

Risks of Investing In Frontier Emerging Markets Securities. Investment in securities of companies in frontier emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. Investments in the securities of non-U.S. issuers are subject to the laws of the individual countries in which the securities are issued.

Governments of many frontier countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund's portfolio.

Geographic Risk. Funds that are less diversified across geographic regions or countries are generally riskier than more diversified funds. The economies and financial markets of certain regions, including the Middle East and Africa, can be interdependent and may all decline at the same time.

Financial Services Sector Risk. The Fund may invest a significant portion of its assets in securities issued by companies in the financial services sector. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions partially for cash and partially in-kind, rather than primarily for in-kind securities because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Participation Note Risk. Participation Notes ("P-notes") generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects the Fund to counterparty risk.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and sells Creation Units partially for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Currency Risk. The Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because the Fund's net asset value ("NAV") is determined in U.S. dollars, the Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holdings, measured in the foreign currency, increases.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
26.34% (2nd Quarter 2009)	(18.20)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

	1 Year	Since Inception (07/07/08)
Return Before Taxes	11.18%	(19.90)%
Return After Taxes on Distributions	10.51%	(20.25)%
Return After Taxes on Distributions and Sale of Fund Shares	7.26%	(16.65)%
MSCI EAFE® Index (reflects no deduction for fees, expenses or taxes)	7.75%	(4.00)%
MSCI Emerging Markets IndexSM (reflects no deduction for fees, expenses or taxes)	18.88%	4.72%
NASDAQ OMX Middle East North Africa IndexSM (reflects no deduction for fees, expenses or taxes)	11.96%	(16.90)%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Joshua Betts	Vice President and Portfolio Manager of the Adviser	November 2008

Brian McGreal	Vice President and Portfolio Manager of the Adviser	August 2008

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 75,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities and cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. The Shares of the Fund are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Funds' distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

Additional Information About the Funds' Investment Strategies and Risks

Principal investment Strategies

Each Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the applicable Underlying Index. The Adviser seeks correlation over time of 0.95 or better between each Fund's performance and the performance of the applicable Underlying Index; a figure of 1.00 would represent perfect correlation. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Each Fund (except for the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio) generally invests in the securities comprising the applicable Underlying Index in proportion to their weightings in that Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, a Fund may purchase a sample of securities in the applicable Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the applicable Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

For the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio each Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. Sampling involves the use of quantitative analysis to select securities from the applicable Underlying Index to obtain a representative sample of securities that have, in the aggregate, investment characteristics similar to the Underlying Index base on such factors as duration, maturity, credit quality, yield and coupon. Each Fund that utilizes the sampling methodology generally expects to hold less than the total number of securities in the applicable Underlying Index, but reserves the right to hold as many securities as the Adviser believes necessary to achieve the Fund's investment objective.

Additional Information about each Fund's Underlying Index construction is set forth below.

Dorsey Wright® Developed Markets Technical Leaders Index

The Underlying Index for the PowerShares DWA Developed Markets Technical Leaders Portfolio includes companies selected pursuant to a proprietary methodology of Dorsey Wright, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in countries with developed economies. The 1,000 largest securities (by market capitalization) listed on non-U.S. exchanges from developed economies are ranked using a proprietary relative strength methodology. Companies domiciled in the United States that are traded on an exchange in a country with a developed economy may be included in the Underlying Index. The methodology takes into account, among other things, the performance of each of the 1,000 companies in the eligible universe as compared to a benchmark index and the relative performance of industry sectors and sub-sectors. Approximately 100 of these securities are selected for inclusion in the Underlying Index. Securities that are selected receive a modified equal weighting. The Underlying Index is reconstituted and rebalanced quarterly. Any corporate action activity that occurs between rebalancing periods is reflected in the Underlying Index until the next rebalance date. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Dorsey Wright® Emerging Markets Technical Leaders Index

The Underlying Index for the PowerShares DWA Emerging Markets Technical Leaders Portfolio includes companies selected pursuant to a proprietary methodology of Dorsey Wright, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in the emerging economies. The 1,000 largest securities (measured by market capitalization) in emerging economies are ranked using a proprietary relative strength methodology. The methodology takes into account, among other things, the performance of each of the 1,000 companies in the eligible universe as compared to a benchmark index and the relative performance of industry sectors and sub-sectors. Securities that are selected receive a modified equal weighting. The Underlying Index is reconstituted and rebalanced quarterly. Any corporate action activity that occurs between rebalancing periods is reflected in the Underlying Index until the next rebalance date. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

QSG Developed International Opportunities Index

Component securities for the Underlying Index for the PowerShares Dynamic Developed International Opportunities Portfolio are selected from among the companies with the highest-ranking cumulative score ("Model Score") within the non-U.S. universe. Reviews of the composition of the Underlying Index are conducted quarterly based on the following criteria.

(1) The 1,200 largest securities (by liquidity-adjusted market capitalization) traded across international developed markets are ranked for investment potential using the methodology.

(2) The Index Provider selects the 250 securities with the best Model Score from the non-U.S. universe. The 250 components are equally weighted.

S-Network Emerging Markets Infrastructure Builders IndexSM

Companies included in the Underlying Index for the PowerShares Emerging Markets Infrastructure Portfolio are selected from a global universe of approximately 500 companies engaged in "primary" infrastructure development in emerging market countries based on the following criteria: 1) the country of domicile and/or listing imposes no restrictions on investment or currency conversion; 2) the stock is listed on a regulated exchange that provides a "last closing price"; 3) the stock has a minimum market capitalization of $500 million on the effective date of a rebalancing; 4) the stock has a minimum free float of $300 million on the effective date of a rebalancing; and 5) the stock has average daily turnover for the previous 90 days of more than $1 million. The Index Provider defines "emerging market countries" as those countries identified in the World Bank Country Classification system as "Middle

Income" countries. The Underlying Index contains stocks selected from a universe of equity securities domiciled in Middle Income countries. Also included are a limited number of companies domiciled in countries classified by the World Bank as High Income countries, which companies provide goods and/or services that are essential to infrastructure development in Middle Income countries and which derive more than 33% of their total revenues from Middle Income countries. Companies are deleted from the Underlying Index if their market capitalization falls below $300 million and/or their free float falls below $200 million and/or their average daily turnover for the previous 90 days falls below $750 million on the effective date of a rebalancing. The Underlying Index is reconstituted and rebalanced quarterly. The Underlying Index excludes securities of companies within applicable sectors engaged in construction and development unrelated to infrastructure. Rebalancing data, including constituent weights and related information, is posted on the Underlying Index's web site (www.snetinfrastructureindex.com) prior to the start of trading on the first business day following the third Friday of the calendar quarter.

FTSE RAFI Developed Asia Pacific ex Japan Index

Component securities for the Underlying Index for the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio are selected from among the companies with the highest-ranking cumulative score ("Fundamental Value"), based on the factors set forth below, within the FTSE RAFI Asia Pacific ex Japan Developed Large/Mid-Cap Indexes. Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The Underlying Index is comprised of Asia Pacific companies with the largest Fundamental Value, selected from the constituents of the FTSE Asia Pacific ex Japan Developed Large/Mid-Cap Indexes.

(2) Using the securities universe of companies of the Asia Pacific ex Japan Developed Large/Mid-Cap Indexes, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest Asia Pacific companies, excluding Japanese companies, are then selected. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Asia Pacific Ex Japan Developed Large/Mid-Cap Indexes are available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

FTSE RAFI Developed ex U.S. Index

Component securities for the Underlying Index for the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio are selected from among the companies with the highest-ranking Fundamental Value, based on the factors set forth below, within the FTSE RAFI Developed ex US Large/Mid-Cap Indexes. Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The Underlying Index is comprised of companies with the largest Fundamental Value, selected from the constituents of the FTSE Developed ex US Large/Mid-Cap Indexes.

(2) Using the securities universe of companies of the FTSE Developed ex US Large/Mid-Cap Indexes, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest securities are then selected. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Developed Ex US Large/Mid-Cap Indexes is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

FTSE RAFI Developed ex US Mid Small 1500 Index

Reviews of the composition of the Underlying Index for the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio are conducted annually based on the following criteria:

(1) The Underlying Index is comprised of small and medium capitalization companies with the largest Fundamental Value, selected from the constituents of FTSE Developed ex US All Cap Index.

(2) Using the securities universe of companies of the FTSE Developed ex US All Cap Index, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest small and medium capitalization securities are then selected. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Developed ex US All Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

FTSE RAFI Emerging Markets Index

Reviews of the composition of the Underlying Index for the PowerShares FTSE RAFI Emerging Markets Portfolio are conducted annually based on the following criteria:

(1) The Underlying Index is comprised of the companies domiciled in emerging markets countries with the largest Fundamental Value, selected from the constituents of the FTSE Emerging Large/Mid Cap Index, based on the factors set forth below.

(2) Using the securities universe of companies of the FTSE Emerging Large/Mid Cap Index, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest emerging market securities are then selected. These will be the Underlying Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

Valuation data regarding the Underlying Index and the FTSE Emerging Large/Mid Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

NASDAQ OMX Global Agriculture IndexSM

Companies included in the Underlying Index for the PowerShares Global Agriculture Portfolio must be listed on a recognized global stock exchange and classified as engaged in agriculture and farming related activities by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the security with the highest dollar trading volume will be selected for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. The Underlying Index securities are evaluated annually each June based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in June. Moreover, if at any time during the year a security included in the Underlying Index is no longer traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the security will be removed. The Underlying Index is reconstituted annually and rebalanced quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

WilderHill Global Innovation Index

Reviews of the composition of the Underlying Index for the PowerShares Global Clean Energy Portfolio are conducted quarterly based on the following criteria:

(1) The Underlying Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses. The Underlying Index also includes companies in the energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells business.

(a)  At least half of the companies comprising the Underlying Index are listed on stock exchanges outside the United States.

(b)  There is an Underlying Index bias in favor of the purer-play companies in renewable energy, and those in cleaner energy generally. Accordingly, the small and medium capitalization companies contained in the Underlying Index may have a leading role in Underlying Index composition. Larger companies with diversified businesses may be included in the Underlying Index, but only when they have significant exposure to clean or renewable energy, as determined by a proprietary methodology.

(c)  Securities placed in the Underlying Index must have (a) a three-month average market capitalization of at least $50 million; (b) a three-month average closing price above $1.00 if not currently in the Underlying Index; and (c) a six-month average daily trading volume of at least $750,000.

(2) No single security may exceed 5% of the total Underlying Index weight at the quarterly rebalancing. As new energy technologies are developed, companies involved in such technologies may be added to the Underlying Index when significant to this sector. The Underlying Index uses modified equal dollar weighting.

NASDAQ OMX Global Coal IndexSM

Companies included in the Underlying Index for the PowerShares Global Coal Portfolio must be listed on a recognized global stock exchange and classified as engaged in the exploration for, mining of, and other related activities for coal by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the security with the highest dollar trading volume will be selected for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. The Underlying Index securities are evaluated annually each September based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in September. Moreover, if at any time during the year a security included in the Underlying Index is no longer traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the security will be removed. The Underlying Index is reconstituted annually and rebalanced quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

NASDAQ OMX Global Gold and Precious Metals IndexSM

Companies included in the Underlying Index for the PowerShares Global Gold and Precious Metals Portfolio must be listed on a recognized global stock exchange and classified as involved in gold, silver and other precious metals mining industries by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the security with the highest dollar trading volume will be selected for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. The Underlying Index securities are evaluated annually each September based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in September. Moreover, if at any time during the year a security included in the Underlying Index is no longer traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the security will be removed. The Underlying Index is reconstituted annually and rebalanced quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

WNA Nuclear Energy IndexSM

The Underlying Index for the PowerShares Global Nuclear Energy Portfolio is divided into five segments: i) the reactors segment, which represents 15% of the total weight of the Underlying Index, ii) the primary construction sector, which represents 15% of the total weight of the Underlying Index, iii) the utilities sector, which represents 25% of the total weight of the Underlying Index, iv) the technology, equipment and services sector, which represents 25% of the total weight of the Underlying Index and v) the fuels sector, which represents 20% of the total weight of the Underlying Index. The selection criteria for securities in the Underlying Index include requirements for industry participation, primary exchange listing, minimum capitalization (adjusted for free float), minimum price and minimum average daily trading volume. Each security's relative weighting in the Underlying Index is determined based upon the sector of the Underlying Index to which the company is assigned. Each sector employs a separate weighting process:

i)  Reactors. Companies are equally weighted. In the case of joint ventures, the joint ventures' weight is divided between the partners in the joint venture.

ii)  Primary Construction. Companies are equally weighted.

iii)  Technology, Equipment and Services. Companies are capitalization weighted, adjusted for float. Individual company weights are capped at 3% of their weight in the Underlying Index.

iv)  Utilities. Companies are capitalization weighted, adjusted for float. Company weights are further adjusted to reflect the percentage of total power output derived from nuclear sources. Individual company weights are capped at 3% of their weight in the Underlying Index.

v)  Fuels. Companies are capitalization weighted, adjusted for float. Individual company weights are capped at 3% of their weight in the Underlying Index.

Rebalancing data, including constituent weights and related information, is posted on the Underlying Index's web site (www.wnanuclearindex.com) prior to the start of trading on the first business day following the third Friday of the calendar quarter. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Valuation Data regarding the Underlying Index is available via Bloomberg, L.P.

NASDAQ OMX Global Steel IndexSM

Companies included in the Underlying Index for the PowerShares Global Steel Portfolio must be listed on a recognized global stock exchange and classified as engaged in the manufacturing and storage of iron and steel products by the Index Provider. Only one security per company is permitted. If a company has multiple securities, the security with the highest dollar trading volume will be selected for possible inclusion in the Underlying Index. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. The Underlying Index securities are evaluated annually each September based on market data and sector classification by the Index Provider. Security additions and deletions are made effective after the close of trading on the third (3rd) Friday in September. Moreover, if at any time during the year a security included in the Underlying Index is no longer traded on a recognized global exchange, or no longer meets the Underlying Index construction criteria, or is otherwise determined by the Index Provider to be ineligible for continued inclusion in the Underlying Index, the security will be removed. The Underlying Index is reconstituted annually and rebalanced quarterly. Additions to the Underlying Index are only made at the annual reconstitution.

Palisades Global Water Index

The components of the Underlying Index for the PowerShares Global Water Portfolio are categorized by sector based on a determination by the Index Provider as to the proper classification of a company's water or water-related activity. The Index Provider selects global water companies traded on stock exchanges around the world that it believes are core holdings of a diversified global water portfolio. The Underlying Index is modified equal-dollar weighted. The Underlying Index is reconstituted and rebalanced quarterly. The sectors within the Underlying Index are defined as follows:

Water Utilities. Water utilities are the 'regulated' purveyors of water, directly responsible for getting water supplies to customers (residential, commercial, industrial, etc.) in compliance with all applicable laws and regulations for a particular consumptive use. In the United States water utilities are under the jurisdiction of federal, state and local regulatory bodies and governing institutions. Foreign water utilities may operate under different regulatory frameworks, such as concessions, but both must comply with regulatory requirements to ensure the safety of drinking water and to minimize the environmental impact of wastewater discharges. The investor-owned water utilities included in the Underlying Index generally oversee the water, wastewater and/or stormwater facilities for a specifically sanctioned geographic region or are structured as holding companies comprised of geographically diverse operating divisions. In return for substantial capital expenditures to meet the public need, investor-owned water utilities are granted a return on investment generated through rate tariffs related to the cost of service. Accordingly, the rate environment is critical to water utilities and varies dramatically throughout the world.

Treatment. Within the water industry, water treatment generally refers to the process of converting raw water to potable water of sufficient quality to comply with applicable regulations, thereby ensuring the protection of human health and safety. Wastewater treatment, though extricably linked to the provision of potable water, is differentiated within the industry through the addition of ecological impacts. That is, wastewater must be treated to protect human health (sanitation) as well as to protect the environment. Within the Underlying Index, the Treatment sector definition is expanded to include the entire value chain of treating water, wastewater, and stormwater. Accordingly, the Treatment sector comprises those activities that in some way contribute to the physical, chemical or biological condition of water, including process water in fluids, generally with the purpose of producing water for a specific consumptive use and/or an ecological imperative. Importantly, consumptive use includes everything from drinking water to ultrapure water used in semiconductor manufacturing and ecological imperatives from 'fishable/swimmable' to carrying capacity. Subsectors of Treatment include water and wastewater treatment equipment/systems, chemicals/resins/media, filtration/separation/membranes, disinfection, desalination, membrane bioreactors, point-of-use, etc.

Analytical. The Analytical sector includes companies that develop, manufacture or sell instrumentation or analytical products and/or related supplies, provide services, design information systems or develop technologies for the management, analysis, testing, measurement or monitoring of drinking water, wastewater and/or process water. These analytics are applied, directly or indirectly, to achieve either a mandated compliance requirement or a management objective in optimizing the use of water relative to a specific function, whether commercial/industrial, agricultural, or residential. The Analytical sector addresses the critical need for the detection and measurement of a growing number of emerging contaminants at increasingly smaller levels, implementation of sustainability initiatives and the efficient integration of system wide operations. From a water policy perspective, the trend is toward regulations where implementation of compliance requirements is tied to monitoring provisions. The Analytical sector is driven by, among other things, enabling advances in life sciences, biotechnology, information technology, sensors and advanced electronics. Subsectors of the Analytical sector include instrumentation/sensors, testing/monitoring, metering, laboratories, security, SCADA systems, etc.

Resource Management. The Resource Management sector embodies a systems-oriented approach to the integration of the principles of resource sustainability with complex water issues. Companies in this sector emphasize the interrelationships between their water business activities and the management of water as a valuable environmental resource and economic good. The management of water as an economic resource reflects the transition of the global water business to the ideal of sustainable water use. Resource Management components in the Underlying Index have a significant presence in the development of comprehensive water and wastewater projects on a global basis or participate in specific water management applications. Subsectors of the Resource Management sector include engineering & technical consulting, privatization, biosolids, irrigation, reuse/recycling, reclamation/remediation, management services, water rights, etc.

Infrastructure. This sector includes the companies that benefit directly from the construction, replacement, repair and rehabilitation of water distribution systems, wastewater systems, and stormwater collection systems throughout the world. It encompasses the vast interconnected network of pipelines, mains, storage tanks, lift stations, pumps, and smaller appurtenances of the water grid such as valves, flow meters and service connections. Deterioration of the drinking water distribution system poses significant risks to water supplies, public health, security, and economic development. In addition, international markets for new water infrastructure build-out in emerging economies add significantly to the magnitude of expenditures. The sector also includes the rehabilitation market comprised of technologies and materials utilized to upgrade, maintain and restore pipe networks as a cost-effective alternative to new construction. Subsectors of the Infrastructure sector include transmission, distribution, pumps/valves/flow control, rehabilitation/repair, pipeline systems, storage, stormwater, etc.

Multi-Business. The multi-business sector contains those companies that are substantial participants in the water industry yet are diversified into other industries or markets to the extent that the existing contribution of water or water-related activities is unrecognized. Multi-business components within the Underlying Index generally apply a particular platform technology, product-line or service capability across several global markets, including water. The components have business brands or activities that are widely recognized and accepted within the water industry and must offer worldwide leadership in a specific water market or application. Further, the water exposure must represent a dominant factor in the growth prospects for the company. The multi-business sector is representative of the reality in the current structure of several key water markets to which Underlying Index exposure is desirable.

Emerging. This sector includes component water companies that enable exposure to specific water industry subsectors but which are classified separately due to non-fundamental factors. These companies fall within the allowable de minimus exception to the liquidity or market capitalization requirements of the Underlying Index. Emerging water components must exhibit the expectation of rapid growth based on the water markets in which they operate. The sector proactively monitors emerging water companies where unique investment opportunities are likely to arise as institutional changes shift the allocation of resources to water management technologies.

NASDAQ OMX Clean Edge® Global Wind Energy Index

Companies included in the Underlying Index for the PowerShares Global Wind Energy Portfolio must be listed on a recognized global stock exchange and classified as primarily manufacturers, developers, distributors, installers and users of energy derived from wind sources by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $100 million and a minimum three-month average daily trading volume of $400,000 prior to inclusion in the Underlying Index. Only one security per issuer is allowed. If a company has multiple securities, the security with the highest dollar trading volume will be selected for possible inclusion in the Underlying Index. If a company has multiple share classes, the share class with the lower liquidity is not eligible for inclusion. In general, securities listed on the Bombay Stock Exchange in India, the Russian Trading System Stock Exchange, the Over-The-Counter Bulletin Board in the United States and A-shares listed on the Shenzhen Stock Exchange and the Shanghai Stock Exchange in China will not be considered eligible for inclusion in the Underlying Index. However, if a security listed on any of the exchanges referenced above has a security listed on an eligible exchange that meets the size and liquidity requirements of the Underlying Index, the security will be considered for inclusion within the Underlying Index. The Underlying Index securities will be evaluated semi-annually in March and September based on market data as monitored by the Index Provider. Additions and deletions shall be made effective after the close of trading on each third (3rd) Friday in March and September. The Underlying Index is reconstituted semi-annually and rebalanced quarterly.

NASDAQ OMX Middle East North Africa IndexSM

Companies included in the Underlying Index for the PowerShares MENA Frontier Countries Portfolio must be listed on a recognized exchange and have at least $200 million in float-adjusted market capitalization and a minimum three-month average daily value traded of $1 million prior to inclusion in the Underlying Index. Each company must be domiciled in a MENA frontier country. The countries that comprise MENA frontier countries may change from time to time. The Index Provider then sorts all securities in the universe in descending order of their float-adjusted market capitalization within each country and selects the ten largest securities by float-adjusted market capitalization in each country. The Underlying Index includes the most liquid securities available. Therefore, if ADRs or GDRs are more liquid than the local shares in any MENA frontier country, they will be included in the Underlying Index in lieu of local shares. If fewer than ten securities are available from any country in the Underlying Index's eligible universe, less than ten securities may be included from that country in the Underlying Index. If a security is subject to foreign investment restrictions, it is considered for inclusion in the Underlying Index only if its foreign investment limit has not been met. The Underlying Index will primarily weight securities within the Underlying Index based on float-adjusted stock market capitalizations. Market capitalization may be modified to take into account strategic and government holdings, as well as foreign ownership levels. The weight of any individual security will not exceed 10% of the weight of the Underlying Index. The weight of securities of any single MENA frontier country will not exceed 20% of the weight of the Underlying Index. If the aggregate weight of securities of a single country exceeds 20%, the aggregate weight will be capped at 20% and the component securities within that country will be weighted proportionately across the remaining securities in the remaining countries in the eligible universe. Further modifications of market capitalization are made so that, with respect to the bottom 55% of the weight of the Underlying Index, no single security represents more than 4.5% of the weight of that portion of the Underlying Index. The Underlying Index is reconstituted and rebalanced quarterly.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Foreign and Emerging Markets Securities Risk

Each Fund may invest a portion of its assets in securities issued by companies in foreign and/or emerging market countries. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities are also subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Licensing, Custody and Settlement Risk

Approval of governmental authorities may be required prior to investing in the securities of companies based in certain foreign countries. Delays in obtaining such an approval would delay investments in the particular country, and, as a consequence, the Funds may not be able to invest in all of the securities included in their Underlying Indexes while an approval is pending.

Rules adopted under the Investment Company Act of 1940, as amended, (the "1940 Act"), permit a fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the bankruptcy of the sub-custodian. Settlement systems in emerging markets may be less well organized than in developed markets. Thus there may be a risk that settlement may be delayed and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the systems. Under the laws of certain countries in which the Fund invests, the Fund may be required to release local shares before receiving cash payment or may be required to make cash payment prior to receiving local shares.

Risks of Investing In Frontier Emerging Market Securities

The PowerShares MENA Frontier Countries Portfolio invests a significant portion of its assets in securities issued by companies in frontier emerging market countries. Investment in securities in frontier emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. Investments in the securities of non-U.S. issuers are subject to the laws of the individual countries in which the securities are issued. Each country has different laws specific to that country which impact investment which may increase the risks to which investors, such as the Fund, are subject. Investors must comply with such laws at the risk of losses. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to

U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders in U.S. issuers. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Finally, country specific rules or legislation addressing investment-related foreign exchange transactions may inhibit or prevent certain transactions from transpiring in a particular country.

Settlement of securities transactions in MENA countries are subject to risk of loss, may be delayed and are generally less efficient than in the United States. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in the markets of MENA countries the Fund's ability to redeem Shares could become correspondingly impaired. Each of these events could have a negative impact on the liquidity and value of the Fund's investments. To mitigate these risks, the Fund may maintain a higher cash position than it otherwise would, or the Fund may have to sell more liquid securities which it would not otherwise choose to sell, possibly diluting its return and inhibiting its ability to track the Underlying Index.

Frontier emerging market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, Fund Share prices. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the Fund's Share price to decline.

Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have represented a significant portion of the total capitalization of the markets of MENA countries. The value of these companies will generally fluctuate in response to technological and regulatory developments. The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in MENA countries are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in MENA countries and a shortage of vault capacity and trained personnel has existed among qualified custodial banks in MENA countries. These and other factors could have a negative impact on the Fund's performance.

Certain foreign governments in countries in which the Fund may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of the Fund. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. In addition, if a deterioration occurs in a frontier country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Governments of many frontier countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and, consequently, the value of certain securities held in the Fund's portfolio. In addition, there is the possibility in certain countries of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain of the MENA frontier countries may be subject to a greater degree of political and social instability than is the case in more developed countries. Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, popular unrest associated with demands for improved political, economic and social conditions, internal insurgencies, hostile relations with neighboring countries and ethnic, religious and racial disaffection. Some frontier countries may be affected by a greater degree of public corruption and crime, including organized crime.

Participation Note Risk

The PowerShares MENA Frontier Countries Portfolio may invest a portion of its assets in P-notes. P-notes generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects the Fund to counterparty risk, as discussed below.

Investments in P-notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-note, the Fund is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a P-note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Fund would lose its investment. The risk that the Fund may lose its investments due to the insolvency of a counterparty may be amplified because the Fund intends to purchase P-notes issued by as few as one issuer. In seeking to limit its counterparty risk, the Fund will limit its investment in P-notes of any one issuer to $5 million at the time of purchase and to counterparties who meet the creditworthiness standard required of issuers whose securities are eligible for investment by money market funds. P-notes also include transaction costs in addition to those applicable to a direct investment in Kuwaiti securities. In addition, the Fund's use of P-notes may cause the Fund's performance to deviate from the performance of the portion of the Underlying Index to which the Fund is gaining exposure through the use of P-notes.

Due to liquidity and transfer restrictions, the secondary markets on which the P-notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities in the Fund's portfolio and which may also lead to delays in the redemption of Shares. In addition, the ability of the Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures (through fair value procedures adopted by the Trustees) may play a greater role in the valuation of the Fund's securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

Basic Materials Sector Risk

Each of the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio and PowerShares FTSE RAFA Asia Pacific ex-Japan Portfolio may invest a portion of its assets in securities issued by companies in the basic materials sector. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. In addition, issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Energy Sector Risk

Each of the PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Nuclear Energy Portfolio and PowerShares Global Wind Energy Portfolio may invest a portion of its assets in securities issued by companies in the energy sector. Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies' earnings, and a significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Companies in the energy sector may invest may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical and therefore companies in this sector could be adversely affected by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

Financial Services Sector Risk

Each of the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares MENA Frontier Countries Portfolio may invest a portion of their assets in securities issued by companies in the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities a Fund may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Small Capitalization Company Risk

The PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares Global Wind Energy Portfolio may invest a portion of their assets in securities issued by small capitalization companies. Investing in securities of small capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Medium Capitalization Company Risk

Each Fund except the PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio and PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio may invest a portion of their assets in securities issued by medium capitalization companies. Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Risks of Investing in the Agriculture Industry

The PowerShares Global Agriculture Portfolio invests its assets in securities issued by companies in the agriculture industry. Companies involved in the agriculture industry and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture industry and farming-related activities may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities. Furthermore, agriculture and farming-related activities are particularly affected by changing weather conditions and other natural disasters. In addition, companies involved in the agriculture industry and farming-related activities are subject to risks associated with cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, consolidation, and excess capacity. Generally, companies involved in the agriculture industry and farming-related activities are affected by the economic health of consumers. As a result, a weak economy and its effect on consumer spending could adversely affect such companies.

Clean Energy Industry Concentration Risk

The PowerShares Global Clean Energy Portfolio invests its assets in securities issued by companies in the clean energy industry. The clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials. The clean energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other more established industries. Certain valuation methods currently used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

This industry sector is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. Changes in U.S., European and other governments' policies towards alternative power and power technology also may have an adverse effect on the Fund's performance.

The Fund may invest in the shares of companies with a limited operating history, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history.

The Fund, being composed of securities issued by companies operating in a limited number of industries, will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

The price of crude oil, natural gas, electricity produced from traditional hydro power and that generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of renewable energies.

Risks of Investing in the Nuclear Energy Industry

The PowerShares Global Nuclear Energy Portfolio invests its assets in securities issued by companies in the nuclear energy industry. The energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials. The nuclear energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other more established industries. Certain valuation methods currently used to value companies involved in the nuclear power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

The nuclear energy companies in which the Fund invests are subject to risks of lengthy delays, greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. In addition, governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

The price of crude oil, natural gas, electricity produced from traditional hydro power and possibly other undiscovered energy sources could potentially have a negative impact on the competitiveness of nuclear energies.

Risks of Investing in the Water Industry

The PowerShares Global Water Portfolio invests its assets in securities issued by companies in the water industry. The Fund's investments in the water industry may under-perform relative to the general market, returns on investments in other sectors or fixed-income securities. Furthermore, because the Fund will focus its investments in tracking just the water industry, economic downturns and global and domestic events affecting the water industry will have a greater impact on the Fund than would be the case if the Fund's investments were more well diversified. These events may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances and changes in consumer sentiment and spending. Companies engaged in the water industry can be subject to liability for environmental damage, depletion of resources, conflicts with local communities over water rights and mandated expenditures for safety and pollution control.

Competition between water companies and government regulation of water companies, including regulation of the rates that the companies may charge, both domestically and internationally, may adversely affect the earnings of the companies in which the Fund will invest.

Risks of Investing in the Wind Energy Industry

The PowerShares Global Wind Energy Portfolio invests its assets in securities issued by companies in the wind energy industry. Companies in the wind energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. This can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. Wind energy industry companies could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Shares in the companies involved in the wind energy industry have been significantly more volatile than shares of companies operating in other more established businesses. Certain valuation methods currently used to value companies involved in the wind energy industry, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to further increase the volatility of certain wind energy industry company share prices. This sector is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. Because many wind energy industry companies have been newly created and are unseasoned, the shares of these companies may be considered to be speculative and subject to extreme volatility and a greatly increased risk of loss.

Changes in U.S., European and other governments' policies towards wind energy technology, such as licensing requirements, also may have an adverse effect on the Fund's performance. Companies in the wind energy business may have limited operating histories, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history.

The Fund, being composed of securities issued by companies operating in a limited number of businesses, will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different businesses. The price of crude oil, natural gas, electricity generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of wind energy.

Currency Risk

Each Fund may invest in non-U.S. dollar denominated equity securities of foreign issuers. Because each Fund's NAV is determined in U.S. dollars, a Fund's NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund's holding, measured in the foreign currency, increases.

Much of the income received by Funds will be in foreign currencies. However, the Funds will compute and distribute their income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Funds at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Funds convert the foreign currencies to U.S. dollars, the Funds may be required to liquidate securities in order to make distributions if the Funds have insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the Funds may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Non-Correlation Risk

The return of a Fund may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the PowerShares MENA Frontier Countries Portfolio issues Creation Units partially for cash, it will incur higher costs in buying securities than if it issued Creation Units entirely in-kind. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected. Since an Underlying Index is not subject to the tax diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints may delay a Fund's purchase or sale of securities included in its Underlying Index.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts may also adversely impact a Fund's ability to track the Underlying Index. For example, in regulated industries, in certain emerging or international markets, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser's affiliates.

A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Non-Principal Investment Strategies

As a principal investment strategy, each Fund will invest at least 90% of its total assets in common stocks that comprise its respective Underlying Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom). The Funds will not implement a temporary defensive strategy to protect against potential securities market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day that New York Stock Exchange, Inc. ("NYSE") is open) for additions and deletions to each Fund's Underlying Index to be reflected in the portfolio composition of the Fund.

Each of the policies described herein, including the investment objective and 80% investment policy of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") of the Trust, upon 60 days' prior written notice to shareholders. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Strategies and Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Securities Lending

The PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities.

Non-Principal Risks of Investing in the Fund

The following provides additional risk information regarding investing in the Funds.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Index Rebalancing Risk

Pursuant to the methodology of each Index Provider used to calculate and maintain the Underlying Indexes, a security may be removed from the Underlying Index at any time in the event the Underlying Index reaches certain limitations (e.g. foreign ownership limitations). As a result, the Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of its Underlying Index may increase significantly.

Risks of Investing in Asia Pacific Companies

Each Fund may invest in Asia Pacific companies. The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. In addition, certain countries in the Asia Pacific region in which the Fund may invest are large debtors to commercial banks and foreign governments. The current economic crisis has reduced the willingness of certain lenders to extend credit to these Asia Pacific countries and have made it more difficult for such borrowers to obtain financing on attractive terms or at all. These developments may also have a negative effect on the broader economy of such Asia Pacific countries, including issuers in which the Fund may invest. Due to heavy reliance on international trade, a decrease in demand, due to recession or otherwise, in the United States, Europe or Asia would adversely affect economic performance in the region.

European Economic Risk

Each Fund may invest in European companies. The Economic and Monetary Union (the "EMU") of the European Union (the "EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe.

Securities Lending

The PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio may engage in securities lending. Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Trading Issues

Trading in Shares on the NYSE Arca or NASDAQ (together, the "Exchanges") may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to the Exchanges' "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund's portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Shares May Trade At Prices Different Than NAV

The NAV of a Fund's Shares generally fluctuates with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on an Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund's Underlying Index trading individually or in the aggregate at any point in time.

In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis and to be created and redeemed, principally in-kind, except PowerShares MENA Frontier Countries Portfolio whose Shares are issued and redeemed only partially in-kind, in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders. Because the PowerShares MENA Frontier Countries Portfolio intends to effect creations and redemptions partially for cash, investments in Shares of such Fund may be less tax efficient than conventional ETFs.

Certain Funds may recognize gains as a result of rebalancing their securities holdings to reflect changes in the securities included in such Fund's underlying index. Certain Funds may be required to distribute any such gains to their shareholders to avoid adverse federal income tax consequences. For further discussion of the distribution requirements that apply to such Funds, see "Taxes" in the Funds' SAI. For information concerning the tax consequences of distributions, see "Dividends, Distributions and Taxes" in this Prospectus.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI, which is available at www.InvescoPowerShares.com.

Management of the Funds

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $18.6 billion as of December 31, 2010. The Trust is currently comprised of 45 exchange-traded funds.

Invesco PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Joshua Betts and Brian McGreal. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard has been a portfolio manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser in 2005, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Joshua Betts is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since November 2008. Mr. Betts has been a Portfolio Manager for the

Adviser since November 2008. Prior to joining the Adviser in 2008, Mr. Betts was a Regional Vice President at Claymore Securities, Inc. from May 2007 to August 2008. Prior to this, he was a Portfolio Consultant for the Adviser from June 2006 to May 2007. From September 2005 to June 2006, he was a mortgage broker for Advanced Mortgage Services. He received a Bachelor of Science from Oregon State University.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Funds since August 2008. Mr. McGreal has been a Portfolio Manager for the Adviser since August 2008. Prior to joining the Adviser in 2008, Mr. McGreal was an analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

Each Fund pays the Adviser a unitary management fee equal to a percentage of its average daily net assets set forth in the chart below.

Fund	Unitary Management Fee
PowerShares DWA Developed Markets Technical Leaders Portfolio	0.80%

PowerShares DWA Emerging Markets Technical Leaders Portfolio	0.90%

PowerShares Dynamic Developed International Opportunities Portfolio	0.75%

PowerShares Emerging Markets Infrastructure Portfolio	0.75%

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	0.80%

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	0.75%

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.75%

PowerShares FTSE RAFI Emerging Markets Portfolio	0.85%

PowerShares Global Agriculture Portfolio	0.75%

PowerShares Global Clean Energy Portfolio	0.75%

PowerShares Global Coal Portfolio	0.75%

PowerShares Global Gold and Precious Metals Portfolio	0.75%

PowerShares Global Nuclear Energy Portfolio	0.75%

PowerShares Global Steel Portfolio	0.75%

PowerShares Global Water Portfolio	0.75%

PowerShares Global Wind Energy Portfolio	0.75%

PowerShares MENA Frontier Countries Portfolio	0.95%*

*  The Adviser has agreed to waive 0.25% of its unitary management fee until April 20, 2012. After giving to such waiver, the net unitary management fee will be 0.70%. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Funds' expenses and to compensate the Adviser for providing services for the Funds.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to the Funds is available in the semi-annual report to shareholders for the period ended April 30, 2010.

How to Buy and Sell Shares

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on an Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchanges:

Fund	Symbol	Exchange
PowerShares DWA Developed Markets Technical Leaders Portfolio	PIZ	NYSE Arca

PowerShares DWA Emerging Markets Technical Leaders Portfolio	PIE	NYSE Arca

PowerShares Dynamic Developed International Opportunities Portfolio	PFA	NYSE Arca

PowerShares Emerging Markets Infrastructure Portfolio	PXR	NYSE Arca

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	PAF	NYSE Arca

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	PXF	NYSE Arca

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	PDN	NYSE Arca

PowerShares FTSE RAFI Emerging Markets Portfolio	PXH	NYSE Arca

PowerShares Global Agriculture Portfolio	PAGG	NASDAQ

PowerShares Global Clean Energy Portfolio	PBD	NYSE Arca

PowerShares Global Coal Portfolio	PKOL	NASDAQ

PowerShares Global Gold and Precious Metals Portfolio	PSAU	NASDAQ

PowerShares Global Nuclear Energy Portfolio	PKN	NYSE Arca

PowerShares Global Steel Portfolio	PSTL	NASDAQ

PowerShares Global Water Portfolio	PIO	NYSE Arca

PowerShares Global Wind Energy Portfolio	PWND	NASDAQ

PowerShares MENA Frontier Countries Portfolio	PMNA	NASDAQ

Share prices are reported in dollars and cents per Share.

Authorized participants ("APs") may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share only in large blocks of 50,000 or 100,000 Shares, as applicable (each block of Shares called a "Creation Unit"), or multiples thereof ("Creation Unit Aggregations"), and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Share Trading Prices

The trading prices of Shares of each Fund on the relevant Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of the applicable Fund, an amount representing on a per share basis the sum of the current market price of the securities ("Deposit Securities") accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. As the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds may only be purchased and redeemed directly from the Funds in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market, and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds (other than PowerShares MENA Frontier Countries Portfolio). In recognition of the nature of the Fund's investments and that Shares are purchased and redeemed in Creation Units partially for cash, the Board has adopted policies and procedures with respect to frequent purchases and redemptions of Shares of PowerShares MENA Frontier Countries Portfolio, which incorporate the practices described above, as well as additional trade monitoring for market timing activities.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each Fund except with respect to PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio, which are declared and paid annually. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the relevant Exchanges, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each Fund except with respect to PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio, which are declared and paid annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term capital gains, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Each Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. An AP who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Foreign Income Taxes

Certain foreign governments levy withholding or other taxes on dividend and interest income. A Fund may also be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

Each Fund may elect to pass its credits for foreign income taxes, subject to certain limitations, through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If the Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund's foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, see "Taxes" in the SAI.

Distributor

Invesco Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price that day as of the close of the exchange where the security is primarily traded. The value of each Underlying Index will not be calculated and disseminated intra day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets. Money market securities maturing in 60 days or less will be valued at amortized cost. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board. Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended October 31, 2010, which is available upon request.

PowerShares DWA Developed Markets Technical Leaders
Portfolio

	Year Ended October 31,			For the Period December 27, 2007* through October 31,
	2010		2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$17.54		$13.29	$24.94
Net investment income**	0.16		0.25	0.42
Net realized and unrealized gain (loss) on investments	3.59		4.02	(11.79)
TOTAL FROM INVESTMENT OPERATIONS	3.75		4.27	(11.37)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.44)		(0.02)	(0.10)
Return of capital	—		—	(0.18)
TOTAL DISTRIBUTIONS	(0.44)		(0.02)	(0.28)
NET ASSET VALUE AT END OF PERIOD	$20.85		$17.54	$13.29
SHARE PRICE AT END OF PERIOD***	$20.94		$17.18	$12.84
NET ASSET VALUE TOTAL RETURN****	21.82	%(a)	32.14%	(46.12	)%(b)
SHARE PRICE TOTAL RETURN****	24.88%		33.97%	(47.93	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$97,980		$22,805	$23,922
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.80%		0.80%	0.80	%†
Net investment income (loss)	0.86%		1.75%	2.14	%†
Portfolio turnover rate††	107%		135%	205%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.09		$0.01	$0.11

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount includes the effect of the Adviser pay-in for an economic loss of $0.01 per share. Had the pay-in not been made, the Net Asset Value Total Return would have been 21.76%.

(b)  The net asset value total return from Fund Inception December 28, 2007 (first day of trading on the exchange) to October 31, 2008 was (46.42)%. The share price total return from Fund Inception to October 31, 2008 was (48.52)%.

PowerShares DWA Emerging Markets Technical Leaders
Portfolio

	Year Ended October 31,		For the Period December 27, 2007* through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$13.30	$9.24	$25.07
Net investment income**	0.13	0.08	0.39
Net realized and unrealized gain (loss) on investments	4.55	3.98	(16.16)
TOTAL FROM INVESTMENT OPERATIONS	4.68	4.06	(15.77)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.10)	—	—
Return of capital	—	—	(0.06)
TOTAL DISTRIBUTIONS	(0.10)	—	(0.06)
NET ASSET VALUE AT END OF PERIOD	$17.88	$13.30	$9.24
SHARE PRICE AT END OF PERIOD***	$17.99	$13.17	$9.45
NET ASSET VALUE TOTAL RETURN****	35.43%	43.94%	(63.04	)%(a)
SHARE PRICE TOTAL RETURN****	37.62%	39.36%	(62.20	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$312,086	$28,603	$12,938
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.90%	0.90%	0.90	%†
Net investment income (loss)	0.88%	0.79%	2.30	%†
Portfolio turnover rate††	128%	205%	223%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.47)	$(0.05)	$(0.11)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception December 28, 2007 (first day of trading on the exchange) to October 31, 2008 was (62.96)%. The share price total return from Fund Inception to October 31, 2008 was (62.39)%.

PowerShares Dynamic
Developed International Opportunities Portfolio

	Year Ended October 31,				For the Period June 13, 2007* through October 31,
	2010	2009		2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$15.66	$11.32		$26.89	$24.84
Net investment income**	0.27	0.30		0.55	0.08
Net realized and unrealized gain (loss) on investments	1.47	4.17		(15.61)	2.01
TOTAL FROM INVESTMENT OPERATIONS	1.74	4.47		(15.06)	2.09
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.31)	(0.13)		(0.42)	(0.04)
Return of capital	—	—		(0.09)	—
TOTAL DISTRIBUTIONS	(0.31)	(0.13)		(0.51)	(0.04)
NET ASSET VALUE AT END OF PERIOD	$17.09	$15.66		$11.32	$26.89
SHARE PRICE AT END OF PERIOD***	$17.03	$15.44		$11.27
NET ASSET VALUE TOTAL RETURN****	11.33%	39.69%		(56.89)%	8.42%
SHARE PRICE TOTAL RETURN****	12.51%	38.34%		(57.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$32,480	$59,514		$46,416	$56,476
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%		0.75%	0.75%†
Net investment income	1.72%	2.49%		2.67%	0.96%†
Portfolio turnover rate††	125%	194%		194%	54%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.06)	$(0.00	)(a)	$0.10	$0.06

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $(0.005).

PowerShares Emerging
Markets Infrastructure
Portfolio

	Year Ended October 31,		For the Period October 15, 2008* through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$39.92	$20.20	$22.64
Net investment income**	0.53	0.56	0.06
Net realized and unrealized gain (loss) on investments	9.87	19.26	(2.50)
TOTAL FROM INVESTMENT OPERATIONS	10.40	19.82	(2.44)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.41)	(0.10)	—
NET ASSET VALUE AT END OF PERIOD	$49.91	$39.92	$20.20
SHARE PRICE AT END OF PERIOD***	$50.04	$40.10	$20.20
NET ASSET VALUE TOTAL RETURN****	26.23%	98.46%	(10.78	)%(a)
SHARE PRICE TOTAL RETURN****	25.98%	99.35%	(10.78	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$159,698	$103,786	$2,020
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75	%†
Net investment income	1.22%	1.65%	6.64	%†
Portfolio turnover rate††	36%	38%	5%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.02	$0.42	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception October 16, 2008 (first day of trading on the exchange) to October 31, 2008 was (7.55)%. The share price total return from Fund Inception to October 31, 2008 was (17.48)%.

PowerShares FTSE RAFI
Asia Pacific ex-Japan
Portfolio

	Year Ended October 31,			For the Period June 25, 2007* through October 31,
	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$45.52	$28.82	$63.10	$50.11
Net investment income**	1.08	1.19	1.85	0.51
Net realized and unrealized gain (loss) on investments	6.98	16.57	(34.33)	12.74
TOTAL FROM INVESTMENT OPERATIONS	8.06	17.76	(32.48)	13.25
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1.86)	(1.06)	(1.65)	(0.26)
Return of capital	—	—	(0.15)	—
TOTAL DISTRIBUTIONS	(1.86)	(1.06)	(1.80)	(0.26)
NET ASSET VALUE AT END OF PERIOD	$51.72	$45.52	$28.82	$63.10
SHARE PRICE AT END OF PERIOD***	$51.99	$45.28	$28.76
NET ASSET VALUE TOTAL RETURN****	18.37%	63.18%	(52.57)%	26.53%
SHARE PRICE TOTAL RETURN****	19.59%	62.64%	(53.68)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$43,960	$38,690	$14,412	$12,633
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.80%	0.80%	0.80%	0.80%†
Net investment income	2.33%	3.54%	3.78%	2.74%†
Portfolio turnover rate††	30%	42%	45%	1%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.02)	$0.22	$0.17	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares FTSE RAFI Developed Markets
ex-U.S. Portfolio

	Year Ended October 31,			For the Period June 25, 2007* through October 31,
	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$37.49	$27.86	$53.05	$49.37
Net investment income**	0.72	0.67	1.32	0.13
Net realized and unrealized gain (loss) on investments	1.60	9.55	(25.98)	3.56
TOTAL FROM INVESTMENT OPERATIONS	2.32	10.22	(24.66)	3.69
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.81)	(0.59)	(0.53)	(0.01)
NET ASSET VALUE AT END OF PERIOD	$39.00	$37.49	$27.86	$53.05
SHARE PRICE AT END OF PERIOD***	$39.43	$37.13	$28.41
NET ASSET VALUE TOTAL RETURN****	6.37%	37.40%	(46.86)%	7.48%
SHARE PRICE TOTAL RETURN****	8.55%	33.43%	(46.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$183,323	$138,705	$58,509	$31,840
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75%†
Net investment income	1.99%	2.21%	3.09%	0.85%†
Portfolio turnover rate††	21%	28%	31%	30%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.11	$0.39	$0.27	$0.12

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

PowerShares FTSE RAFI Developed Markets ex-U.S.
Small-Mid Portfolio

	Year Ended October 31,			For the Period September 27, 2007* through October 31,
	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$20.99	$13.54	$26.47	$25.18
Net investment income (loss)**	0.32	0.28	0.45	0.01
Net realized and unrealized gain (loss) on investments	2.31	7.34	(13.07)	1.28
TOTAL FROM INVESTMENT OPERATIONS	2.63	7.62	(12.62)	1.29
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.63)	(0.17)	(0.31)	—
NET ASSET VALUE AT END OF PERIOD	$22.99	$20.99	$13.54	$26.47
SHARE PRICE AT END OF PERIOD***	$23.27	$20.79	$13.99
NET ASSET VALUE TOTAL RETURN****	12.93%	56.70%	(48.13)%	5.12%
SHARE PRICE TOTAL RETURN****	15.40%	50.21%	(46.71)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$59,766	$31,490	$13,536	$5,294
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75	%†
Net investment income	1.52%	1.74%	2.13%	0.36	%†
Portfolio turnover rate††	24%	41%	50%	—	(a)
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.16)	$0.05	$0.11	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than 0.5%.

PowerShares FTSE RAFI
Emerging Markets
Portfolio

	Year Ended October 31,			For the Period September 27, 2007* through October 31,
	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$20.60	$13.45	$27.94	$25.55
Net investment income**	0.48	0.26	0.51	0.01
Net realized and unrealized gain (loss) on investments	3.82	7.21	(14.74)	2.38
TOTAL FROM INVESTMENT OPERATIONS	4.30	7.47	(14.23)	2.39
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.16)	(0.32)	(0.26)	—
NET ASSET VALUE AT END OF PERIOD	$24.74	$20.60	$13.45	$27.94
SHARE PRICE AT END OF PERIOD***	$25.01	$20.57	$13.52
NET ASSET VALUE TOTAL RETURN****	20.94%	56.48%	(51.32)%	9.35%
SHARE PRICE TOTAL RETURN****	22.43%	55.41%	(51.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$497,242	$175,113	$56,509	$27,942
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.85%	0.85%	0.85%	0.85	%†
Net investment income	2.13%	1.52%	2.29%	0.56	%†
Portfolio turnover rate††	41%	52%	49%	8%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.06	$(0.01)	$(0.06)	$0.00	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Global Agriculture Portfolio

	Year Ended October 31,		For the Period September 16, 2008* through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$23.48	$16.60	$25.35
Net investment income**	0.33	0.17	—	(a)
Net realized and unrealized gain (loss) on investments	6.92	6.72	(8.75)
TOTAL FROM INVESTMENT OPERATIONS	7.25	6.89	(8.75)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.15)	(0.01)	—
NET ASSET VALUE AT END OF PERIOD	$30.58	$23.48	$16.60
SHARE PRICE AT END OF PERIOD***	$30.68	$23.27	$16.69
NET ASSET VALUE TOTAL RETURN****	30.99%	41.53%	(34.52	)%(b)
SHARE PRICE TOTAL RETURN****	32.61%	39.50%	(34.16	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$59,636	$24,652	$1,660
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75	%†
Net investment income (loss)	1.25%	0.79%	0.13	%†
Portfolio turnover rate††	19%	33%	22%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.09	$0.21	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (32.63)%. The share price total return from Fund Inception to October 31, 2008 was (33.46)%.

PowerShares Global Clean
Energy Portfolio

	Year Ended October 31,				For the Period June 13, 2007* through October 31,
	2010		2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$15.53		$12.25	$30.95	$25.10
Net investment income**	0.03		0.03	0.02	0.03
Net realized and unrealized gain (loss) on investments	(1.60)		3.28	(18.72)	5.82
TOTAL FROM INVESTMENT OPERATIONS	(1.57)		3.31	(18.70)	5.85
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.01)		(0.03)	—	—
NET ASSET VALUE AT END OF PERIOD	$13.95		$15.53	$12.25	$30.95
SHARE PRICE AT END OF PERIOD***	$13.91		$15.39	$12.43
NET ASSET VALUE TOTAL RETURN****	(10.14)%		27.10%	(60.42)%	23.31%
SHARE PRICE TOTAL RETURN****	(9.58)%		24.13%	(60.16)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$161,786		$185,973	$106,553	$95,963
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%		0.75%	0.75%	0.75	%†
Net investment income (loss)	0.22%		0.23%	0.09%	(0.19	)%†
Portfolio turnover rate††	39%		62%	62%	4%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.00	)(a)	$0.01	$0.02	$0.05

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $(0.005).

PowerShares Global
Coal Portfolio

	Year Ended October 31,		For the Period September 16, 2008* through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$24.71	$14.07	$24.40
Net investment income**	0.27	0.46	0.06
Net realized and unrealized gain (loss) on investments	7.44	10.43	(10.39)
TOTAL FROM INVESTMENT OPERATIONS	7.71	10.89	(10.33)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.31)	(0.25)	—
NET ASSET VALUE AT END OF PERIOD	$32.11	$24.71	$14.07
SHARE PRICE AT END OF PERIOD***	$32.29	$24.48	$14.31
NET ASSET VALUE TOTAL RETURN****	31.40%	79.17%	(42.34	)%(a)
SHARE PRICE TOTAL RETURN****	33.38%	74.45%	(41.35	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$19,264	$11,121	$1,407
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75	%†
Net investment income	0.98%	2.30%	2.82	%†
Portfolio turnover rate††	30%	52%	33%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.03	$(0.16)	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (40.43)%. The share price total return from Fund Inception to October 31, 2008 was (38.85)%.

PowerShares Global Gold and Precious Metals Portfolio

	Year Ended October 31,			For the Period September 16, 2008* through October 31,
	2010		2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$34.16		$16.55	$25.17
Net investment income (loss)**	0.03		0.02	(0.01)
Net realized and unrealized gain (loss) on investments	12.60		17.59	(8.61)
TOTAL FROM INVESTMENT OPERATIONS	12.63		17.61	(8.62)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.09)		—	—
Capital gains	(0.00	)(a)	—	—
TOTAL DISTRIBUTIONS	(0.09)		—	—
NET ASSET VALUE AT END OF PERIOD	$46.70		$34.16	$16.55
SHARE PRICE AT END OF PERIOD***	$46.77		$34.31	$16.74
NET ASSET VALUE TOTAL RETURN****	37.05%		106.41%	(34.25	)%(b)
SHARE PRICE TOTAL RETURN****	36.65%		104.96%	(33.49	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$58,377		$27,325	$1,655
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%		0.75%	0.75	%†
Net investment income (loss)	0.07%		0.08%	(0.22	)%†
Portfolio turnover rate††	27%		29%	18%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.15		$0.66	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $(0.005).

(b)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the Exchange) to October 31, 2008 was (39.49)%. The share price total return from Fund Inception to October 31, 2008 was (38.93)%.

PowerShares Global Nuclear Energy Portfolio

	Year Ended October 31,		For the Period April 1, 2008* through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$18.48	$14.11	$24.87
Net investment income**	0.17	0.17	0.07
Net realized and unrealized gain (loss) on investments	1.72	4.28	(10.82)
TOTAL FROM INVESTMENT OPERATIONS	1.89	4.45	(10.75)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.52)	(0.08)	(0.01)
NET ASSET VALUE AT END OF PERIOD	$19.85	$18.48	$14.11
SHARE PRICE AT END OF PERIOD***	$19.86	$18.29	$14.25
NET ASSET VALUE TOTAL RETURN****	10.46%	31.67%	(43.25	)%(a)
SHARE PRICE TOTAL RETURN****	11.65%	29.03%	(42.68	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$39,701	$35,114	$26,802
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75	%†
Net investment income	0.89%	1.03%	0.57	%†
Portfolio turnover rate††	31%	62%	16%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$(0.01)	$0.01	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception April 3, 2008 (first day of trading on the exchange) to October 31, 2008 was (44.95)%. The share price total return from Fund Inception to October 31, 2008 was (45.05)%.

PowerShares Global
Steel Portfolio

	Year Ended October 31,		For the Period September 16, 2008* through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$18.99	$12.82	$24.58
Net investment income**	0.23	0.23	0.08
Net realized and unrealized gain (loss) on investments	2.25	5.94	(11.84)
TOTAL FROM INVESTMENT OPERATIONS	2.48	6.17	(11.76)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.11)	—	—
NET ASSET VALUE AT END OF PERIOD	$21.36	$18.99	$12.82
SHARE PRICE AT END OF PERIOD***	$21.29	$19.04	$12.91
NET ASSET VALUE TOTAL RETURN****	13.09%	48.13%	(47.84	)%(a)
SHARE PRICE TOTAL RETURN****	12.42%	47.48%	(47.48	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$5,341	$2,848	$1,282
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75	%†
Net investment income	1.04%	1.45%	4.03	%†
Portfolio turnover rate ††	46%	20%	280%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.02	$0.08	$—

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception September 18, 2008 (first day of trading on the exchange) to October 31, 2008 was (45.35)%. The share price total return from Fund Inception to October 31, 2008 was (44.30)%.

PowerShares Global
Water Portfolio

	Year Ended October 31,			For the Period June 13, 2007* through October 31,
	2010	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$17.15	$12.34	$26.79	$24.63
Net investment income (loss)**	0.22	0.25	0.32	(0.03)
Net realized and unrealized gain (loss) on investments	1.56	4.78	(14.77)	2.19
TOTAL FROM INVESTMENT OPERATIONS	1.78	5.03	(14.45)	2.16
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.25)	(0.22)	—	—
NET ASSET VALUE AT END OF PERIOD	$18.68	$17.15	$12.34	$26.79
SHARE PRICE AT END OF PERIOD***	$18.69	$17.03	$12.14
NET ASSET VALUE TOTAL RETURN****	10.47%	41.25%	(53.94)%	8.77%
SHARE PRICE TOTAL RETURN****	11.30%	42.58%	(55.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$322,155	$280,424	$197,517	$241,094
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75%	0.75%†
Net investment income (loss)	1.23%	1.82%	1.49%	(0.29)%†
Portfolio turnover rate††	27%	36%	54%	24%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$0.02	$0.01	$0.01

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

PowerShares Global Wind
Energy Portfolio

	Year Ended October 31,		For the Period June 27, 2008* through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$15.56	$10.08	$24.44
Net investment income (loss)**	0.01	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(5.38)	5.51	(14.35)
TOTAL FROM INVESTMENT OPERATIONS	(5.37)	5.53	(14.36)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(0.05)	—
NET ASSET VALUE AT END OF PERIOD	$10.19	$15.56	$10.08
SHARE PRICE AT END OF PERIOD***	$10.21	$15.41	$10.39
NET ASSET VALUE TOTAL RETURN****	(34.51)%	55.02%	(58.76	)%(b)
SHARE PRICE TOTAL RETURN****	(33.74)%	48.93%	(57.49	)%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$26,482	$43,558	$14,107
RATIO TO AVERAGE NET ASSETS OF:
Expenses	0.75%	0.75%	0.75	%†
Net investment income (loss)	0.06%	0.17%	(0.19	)%†
Portfolio turnover rate ††	41%	86%	44%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.00 (a)	$(0.01)	$(0.02)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  Amount represents less than $0.005.

(b)  The net asset value total return from Fund Inception July 1, 2008 (first day of trading on the exchange) to October 31, 2008 was (58.09)%. The share price total return from Fund Inception to October 31, 2008 was (57.28)%.

PowerShares MENA Frontier Countries Portfolio

	Year Ended October 31,		For the Period July 7, 2008* through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$14.38	$14.98	$25.00
Net investment income (loss)**	0.35	0.29	(0.02)
Net realized and unrealized gain (loss) on investments	(0.90)	(0.93)	(10.00)
TOTAL FROM INVESTMENT OPERATIONS	(0.55)	(0.64)	(10.02)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.21)	—	—
Transaction fees**	0.07	0.04	—
NET ASSET VALUE AT END OF PERIOD	$13.69	$14.38	$14.98
SHARE PRICE AT END OF PERIOD***	$13.74	$14.10	$15.13
NET ASSET VALUE TOTAL RETURN****	(3.26)%	(4.00)%	(40.08	)%(a)
SHARE PRICE TOTAL RETURN****	(0.96)%	(6.81)%	(39.48	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$21,557	$17,253	$19,474
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after Waivers	0.70%	0.70%	0.70	%†
Expenses, prior to Waivers	0.95%	0.95%	0.95	%†
Net investment income (loss), after Waivers	2.71%	2.33%	(0.32	)%†
Portfolio turnover rate††	139%	126%	70%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.07	$0.10	$(0.03)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception July 9, 2008 (first day of trading on the exchange) to October 31, 2008 was (39.35)%. The share price total return from Fund Inception to October 31, 2008 was (38.25)%.

Index Providers

Dorsey Wright is the Index Provider for PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio. Dorsey Wright is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Dorsey Wright to use the Dorsey Wright® Developed Markets Technical Leaders Index and the Dorsey Wright® Emerging Markets Technical Leaders Index. The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are entitled to use the Dorsey Wright® Developed Markets Technical Leaders Index and the Dorsey Wright® Emerging Markets Technical Leaders Index pursuant to a sub-licensing agreement with the Adviser.

Quantitative Services Group, LLC ("QSG") is the Index Provider for PowerShares Dynamic Developed International Opportunities Portfolio. QSG is not affiliated with the Trust, the Adviser or the Distributor.

The Adviser has entered into a license agreement with QSG to use the QSG Developed International Opportunities Index.

The S-Network Emerging Infrastructure Builders IndexSM is calculated and maintained by Standard & Poor's Custom Indices on behalf of S-Network Global Indexes, LLCSM ("S-NET"). Neither Standard & Poor's Custom Indices nor S-NET are affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with S-NET to use the S-Network Emerging Infrastructure Builders IndexSM. The PowerShares Emerging Markets Infrastructure Portfolio is entitled to use the S-Network Emerging Infrastructure Builders IndexSM pursuant to a sub-licensing agreement with the Adviser.

FTSE International Limited is the Index Provider for PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, and PowerShares FTSE RAFI Emerging Markets Portfolio and such Fund's Underlying Indexes are trademarks of FTSE and have been licensed for use for certain purposes by the Adviser.

The NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Global Steel IndexSM are calculated and maintained by Standard & Poor's Custom Indices on behalf of NASDAQ OMX. Neither Standard & Poor's Custom Indices nor NASDAQ OMX are affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX to use NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Global Steel IndexSM. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing agreement with the Adviser.

WilderHill New Energy Finance, LLC ("WilderHill") is the Index Provider for PowerShares Global Clean Energy Portfolio. WilderHill is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with WilderHill to use the WilderHill New Energy Global Innovation Index.

The WNA Nuclear Energy IndexSM is calculated and maintained by Standard & Poor's Custom Indices on behalf of WNA Global Indexes, LLC ("WNA"). Neither Standard & Poor's Custom Indices nor WNA is affiliated with the Trust, the Adviser or the

Distributor. The Adviser has entered into a license agreement with WNA to use the WNA Nuclear Energy IndexSM. The PowerShares Global Nuclear Energy Portfolio is entitled to use the WNA Nuclear Energy IndexSM pursuant to a sub-licensing agreement with the Adviser.

Water Index Associates, LLC ("Water Index Associates") is the Index Provider for PowerShares Global Water Portfolio. Water Index Associates is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Water Index Associates to use the Palisades Global Water Index.

The NASDAQ OMX Clean Edge® Global Wind Energy Index is calculated and maintained by NASDAQ OMX. NASDAQ OMX is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX to use the NASDAQ OMX Clean Edge® Global Wind Energy Index. The PowerShares Global Wind Energy Portfolio is entitled to use the NASDAQ OMX Clean Edge® Global Wind Energy Index pursuant to a sub-licensing agreement with the Adviser.

The NASDAQ OMX Middle East North Africa IndexSM is calculated and maintained by NASDAQ OMX. NASDAQ OMX is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with NASDAQ OMX to use the NASDAQ OMX Middle East North Africa IndexSM. The PowerShares MENA Frontier Countries Portfolio is entitled to use the NASDAQ OMX Middle East North Africa IndexSM pursuant to a sub-licensing agreement with the Adviser.

Disclaimers

Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index

PowerShares DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index

PowerShares Dynamic Developed International Opportunities Portfolio	QSG Developed International Opportunities Index

PowerShares Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex US Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex US Mid Small 1500 Index

PowerShares FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index

PowerShares Global Agriculture Portfolio	NASDAQ OMX Global Agricultural IndexSM

Fund	Underlying Index
PowerShares Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index

PowerShares Global Coal Portfolio	NASDAQ OMX Global Coal IndexSM

PowerShares Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals Portfolio IndexSM

PowerShares Global Nuclear Energy Portfolio	WNA Nuclear Energy IndexSM

PowerShares Global Steel Portfolio	NASDAQ OMX Global Steel IndexSM

PowerShares Global Water Portfolio	Palisades Global Water Index

PowerShares Global Wind Energy Portfolio	NASDAQ OMX Clean Edge® Global Wind Energy Index

PowerShares MENA Frontier Countries Portfolio	NASDAQ OMX Middle East North Africa IndexSM

The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are not sponsored, endorsed, sold or promoted by Dorsey Wright and Dorsey Wright does not make any representation regarding the advisability of investing in Shares of such Funds.

There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright® Developed Markets Technical Leaders Index and Dorsey Wright® Emerging Markets Technical Leaders Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio and/or any prospective investor. The Adviser has arranged with Dorsey, Wright & Associates, Inc. to license ETF Investment Models, such as the Underlying Indexes based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any Model such as the Underlying Indexes to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor's portfolio should be devoted to any ETF product developed by the Adviser with reference to a Dorsey Wright Investment Model is a determination made solely by the Adviser serving the investor or the investor himself, not Dorsey, Wright & Associates, Inc.

Dorsey Wright is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indexes, or any data included therein in connection with PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to

PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or Underlying Indexes or to any data included therein, except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio, owners of the Shares of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

None of PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio is sponsored, endorsed, sold or promoted by WilderHill, QSG or Water Index Associates and WilderHill, QSG and Water Index Associates do not make any representation regarding the advisability of investing in Shares of these Funds.

WilderHill, QSG and Water Index Associates make no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. WilderHill's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain WilderHill trademarks and trade names of WilderHill and WilderHill New Energy Global Innovation Index, which are composed by WilderHill without regard to the Distributor, Adviser or the Trust. QSG's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain QSG trademarks and tradenames of QSG and QSG Developed International Opportunities Index, which is composed by QSG without regard to the Distributor, the Adviser or the Trust. Water Index Associate's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Water Index Associates trademarks and trade names of Palisades and Palisades Global Water Index, which is composed by Water Index Associates without regard to the Distributor, Adviser or the Trust.

There is no relationship between WilderShares LLC and the Adviser other than licenses by WilderShares to the Adviser of certain WilderShares trademarks and trade names, and two indices, for use by the Adviser. Such trademarks, trade names and indices have been created and developed by WilderShares without regard to the Adviser, its business, the Fund and/or any prospective investor.

The Underlying Indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. WilderHill, QSG and Water Index

Associates have no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indices. WilderHill, QSG and Water Index Associates are not responsible for and have not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. WilderHill, QSG and Water Index Associates have no obligation or liability in connection with the administration of the Trust or marketing of the Shares. WilderHill, QSG and Water Index Associates do not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and WilderHill, QSG and Water Index Associates shall have no liability for any errors, omissions, or interruptions therein. WilderHill, QSG and Water Index Associates make no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices, trading based on the Underlying Indices, any data included therein in connection with PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio or for any other use. WilderHill, QSG and Water Index Associates expressly disclaim all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio, the Trust or the Shares except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall WilderHill, QSG and Water Index Associates have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indices or any data included therein, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

S-Network Global Indexes, LLCSM and S-Network Emerging Infrastructure Builders IndexSM are service marks of S-Network Global Indexes, LLC and have been licensed for use by the Adviser. PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by SNetwork Global Indexes, LLC, and S-Network Global Indexes, LLC makes no representation regarding the advisability of investing in such product.

The PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-NET. S-NET makes no representation or warranty, express or implied, to the owners of PowerShares Emerging Markets Infrastructure Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Emerging Markets Infrastructure Portfolio particularly or the ability of the S-Network Emerging Infrastructure Builders IndexSM to track the performance of the securities market. S-NET's only relationship to the Licensee is the licensing of certain service marks and trade names of S-NET and of the S-Network Emerging Infrastructure Builders IndexSM, which is determined, composed and calculated by S-NET without regard to the Licensee or PowerShares Emerging Markets Infrastructure Portfolio. S-NET has no obligation to take the needs of the Licensee or the owners of PowerShares Emerging Markets Infrastructure Portfolio into consideration in determining, composing or calculating the S-Network Emerging Infrastructure Builders IndexSM. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of PowerShares Emerging Markets Infrastructure Portfolio to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Infrastructure Portfolio.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

None of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio is sponsored, endorsed, sold or promoted by FTSE, and FTSE does not make any representation regarding the advisability of investing in Shares of these Funds.

FTSE makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. As the Index Provider, FTSE's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of the FTSE, FTSE RAFI Asia Pacific ex Japan Index, FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index, FTSE RAFI Developed Markets ex US Index, FTSE RAFI Developed ex US Mid Small 1500 Index, FTSE RAFI Emerging Markets Index and FTSE RAFI Developed Europe Mid.

The Shares of PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE, by the London Stock Exchange Plc (the "Exchange"), by The Financial Times Limited ("FT") or by Research Affiliates LLC ("RA"), and neither FTSE nor Exchange nor FT nor RA makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Sector Indexes or Underlying Index and/or the figure at which the said Underlying Sector Indexes or Underlying Index stand at any particular time on any particular day or otherwise. The Underlying Sector Indexes and Underlying Index are compiled and calculated by FTSE in conjunction with RA. However, neither FTSE nor the Exchange nor FT nor RA shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Sector Indexes or the Underlying Index, and neither FTSE nor the Exchange nor FT nor RA shall be under any obligation to advise any person of any error therein.

"FTSE®" is a trademark of the Exchange and FT and is used by the Adviser under license. "Research Affiliates" and "Fundamental Index" are trademarks of RA.

The Underlying Indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. FTSE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indices. FTSE is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. FTSE has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. FTSE does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and FTSE shall have no liability for any errors, omissions, or interruptions therein. FTSE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices, trading based on the Underlying Indices, any data included therein in connection with PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio or for any other use. FTSE expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, the Trust or the Shares except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall FTSE have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Indices or any data included therein, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

The PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio are not sponsored, endorsed, sold or promoted by NASDAQ OMX or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the applicable Fund. The Corporations make no representation or warranty, express or implied, to the owners of the applicable Fund or any member of the public regarding the advisability of investing in securities generally or in the applicable Fund particularly, or the ability of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM to track general stock market performance. The Corporations' only relationship to PowerShares ("Licensee") is in the licensing of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM, which are determined, composed and calculated by NASDAQ OMX without regard to Licensee or the applicable Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the applicable Fund into consideration in determining, composing or calculating the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM. The Corporations are

not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the applicable Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SUCH FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares Global Nuclear Energy Portfolio is not sponsored, endorsed, sold or promoted by WNA Global Indexes, LLC. WNA Global Indexes, LLC makes no representation or warranty, express or implied, to the owners of PowerShares Global Nuclear Energy Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Global Nuclear Energy Portfolio particularly or the ability of the WNA Nuclear Energy IndexSM to track the performance of the physical commodities market. WNA Global Indexes, LLC's only relationship to the Adviser is the licensing of certain service marks and trade names of WNA Global Indexes, LLC and of the WNA Nuclear Energy IndexSM, which is determined, composed and calculated by WNA Global Indexes, LLC without regard to the Adviser or PowerShares Global Nuclear Energy Portfolio. WNA Global Indexes, LLC has no obligation to take the needs of the Adviser or the owners of PowerShares Global Nuclear Energy Portfolio into consideration in determining, composing or calculating the WNA Nuclear Energy IndexSM. WNA Global Indexes, LLC is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of PowerShares Global Nuclear Energy Portfolio to be issued or in determination or calculation of the equation by which PowerShares Global Nuclear Energy Portfolio is to be converted into cash. WNA Global Indexes, LLC has no obligation or liability in connection with the administration, marketing or trading of PowerShares Global Nuclear Energy Portfolio.

WNA GLOBAL INDEXES, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN AND WNA GLOBAL INDEXES, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. WNA GLOBAL INDEXES, LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES GLOBAL NUCLEAR ENERGY PORTFOLIO

OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WNA GLOBAL INDEXES, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WNA GLOBAL INDEXES, LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio particularly or the ability of the Dorsey Wright® Developed Markets Technical Leaders Index, Dorsey Wright® Emerging Markets Technical Leaders Index, NASDAQ OMX Global Agricultural IndexSM, S-Network Emerging Infrastructure Builders IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, WNA Nuclear Energy IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM to track general stock market performance. S&P's and its third party licensor's only relationship to the fund, the trust or the distributor is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Dorsey Wright® Developed Markets Technical Leaders Index, Dorsey Wright® Emerging Markets Technical Leaders Index, S-Network Emerging Infrastructure Builders IndexSM, NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, WNA Nuclear Energy IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM. Neither S&P nor its third party licensors is responsible for or has participated in the determination of the prices and amount of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and

PowerShares MENA Frontier Countries Portfolio in the determination or calculation of the equation by which PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF DORSEY WRIGHT® DEVELOPED MARKETS TECHNICAL LEADERS INDEX, DORSEY WRIGHT® EMERGING MARKETS TECHNICAL LEADERS INDEX, NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, WNA NUCLEAR ENERGY INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, DORSEY WRIGHT® DEVELOPED MARKETS TECHNICAL LEADERS INDEX, DORSEY WRIGHT® EMERGING MARKETS TECHNICAL LEADERS INDEX, S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, WNA NUCLEAR ENERGY INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc. "Calculated by S&P Custom Indices" and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by each of Dorsey Wright, S-Network Global Indexes, LLCSM and WNA Global Indexes, LLC.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying

Indexes or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca or NASDAQ, as applicable, at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchanges is satisfied by the fact that the prospectus is available at the Exchanges upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the SAI or Annual and/or Semi-Annual Report free of charge or to make shareholder inquires, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Visit:   www.InvescoPowerShares.com

Information about the Funds (including the SAI) can be reviewed and copied at SEC's Public Reference Room, in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1.202.551.8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

(This Page Intentionally Left Blank)

PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-8

PowerShares Exchange-Traded
Fund Trust II

PowerShares Ibbotson Alternative Completion Portfolio
(NYSE Arca, Inc. – PTO)

PowerShares RiverFront Tactical Balanced Growth Portfolio
(NYSE Arca, Inc. – PAO)

PowerShares RiverFront Tactical Growth & Income Portfolio
(NYSE Arca, Inc. – PCA)

February 28, 2011

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

3	PowerShares Ibbotson Alternative Completion Portfolio

13	PowerShares RiverFront Tactical Balanced Growth Portfolio

25	PowerShares RiverFront Tactical Growth & Income Portfolio

36	Summary Information About Purchases, Sales and Taxes

37	Underlying ETFs

50	Risks of Underlying ETFs

66	Additional Information About the Funds' Strategies and Risks

73	Tax-Advantaged Structure of ETFs

73	Portfolio Holdings

74	Management of the Funds

75	How to Buy and Sell Shares

76	Frequent Purchases and Redemptions of Shares

77	Dividends, Distributions and Taxes

79	Distributor

79	Net Asset Value

80	Fund Service Providers

80	Financial Highlights

84	Index Providers

84	Disclaimers

97	Premium/Discount Information

97	Other Information

2

PowerShares
Ibbotson Alternative
Completion Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the Ibbotson Alternative Completion IndexTM* (the "Underlying Index").

*  Ibbotson Alternative Completion Index is a service mark of Ibbotson Associates ("Ibbotson") and has been licensed for use for certain purposes by Invesco PowerShares Capital Management LLC (the "Adviser"). The Fund is not sponsored, endorsed, sold or promoted by Ibbotson, and Ibbotson makes no representation regarding the advisability of investing in the Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.53%
Total Annual Fund Operating Expenses	0.78%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$80	$249	$433	$966

(1)  "Acquired Fund Fees and Expenses" sets forth the Fund's pro rata portion of the cumulative expenses charged by the Underlying ETFs (as defined herein) in which the Fund invests. These expenses are based on the total expense ratio of the Underlying ETFs disclosed in each Underlying ETF's most recent shareholder report. Since Acquired Fund Fees and

3

Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements with the result that the information presented in the table will differ from that presented in the Fund's financial highlights.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 122% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities that comprise the Underlying Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Underlying Index, but may also invest in exchange-traded notes ("ETNs") and equity and fixed-income securities included in the Underlying Index. The funds included in the Underlying Index are exchange-traded funds ("ETFs") advised by the Adviser or its affiliates ("PowerShares ETFs") or, if the asset exposure sought is not available through a PowerShares ETF, ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). The Fund and any PowerShares ETFs in which the Fund invests are part of the same group of investment companies.

The Underlying Index is compiled and calculated by Ibbotson (the "Index Provider"). The Index Provider uses a proprietary methodology to select Underlying ETFs, ETNs and equity and fixed-income securities covering a group of asset classes and investment strategies that the Index Provider expects to have a low correlation, or different performance characteristics, to traditional asset classes. Any asset classes or investment strategies may be included in the Underlying Index. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Fund of Funds Risk. The Fund's investment performance, because it is a fund of funds, largely depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the fees and expenses of the Underlying ETFs in which it invests (including operating expenses and management fees). There is a risk that the Index Provider's evaluations and assumptions regarding the asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

4

Underlying ETFs Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying ETFs:

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying ETF's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

Non-Correlation Risk. An Underlying ETF may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF may incur costs in buying and selling securities and incur operating expenses not applicable to its underlying index. In addition, legal restrictions (such as tax diversification requirements that apply to the Underlying ETF but not to its underlying index) may result in differences between the Underlying ETF's portfolio and its underlying index. Furthermore, an Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses.

Participation Note Risk. Participation notes ("P-notes") generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects Underlying ETFs holding P-notes to counterparty risk.

Cash Transaction Risk. Unlike most ETFs, certain Underlying ETFs currently intend to effect creations and redemptions principally or partially for cash, rather than principally for in-kind securities, because of the nature of such Underlying ETFs' investments. As such, investments in shares of these Underlying ETFs may be less tax efficient than investments in conventional ETFs.

Geographic Risk. Underlying ETFs that are less diversified across geographic regions or countries are generally riskier than more diversified funds. The economies and financial markets of certain regions can be interdependent and may all decline at the same time.

Concentration Risk. If an Underlying ETF is focused in an industry or group of industries, the value of shares of the Underlying ETF may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Non-Diversified Fund Risk. Certain Underlying ETFs are non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase an Underlying ETF's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Underlying ETF's performance.

Replication Management Risk. The Underlying ETFs do not utilize investing strategies that seek returns in excess of their underlying indexes. Therefore, an

5

Underlying ETF would not necessarily sell a security unless that security is removed from its underlying index.

Sampling Risk. Certain Underlying ETFs use a representative sampling approach that will result in their holding a smaller number of securities than are in their underlying indexes. As a result, adverse developments respecting an issuer of securities held by the Underlying ETF may result in a greater decline in net asset value ("NAV") than would be the case if the Underlying ETF held all of the securities in its underlying index.

Valuation Risk. Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the non-U.S. securities in the Underlying ETF's portfolio may change on days when shareholders, such as the Fund, will not be able to purchase or sell the Underlying ETF's shares.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. An Underlying ETF is likely to have to replace such called security with a lower yielding security which would decrease the Underlying ETF's net investment income.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Preferred Securities Risk. There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an Underlying ETF owns a security that is deferring or omitting its distributions, it may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.

Micro Capitalization Company Risk. Micro capitalization companies tend to have less predictable earnings and revenues, and their shares tend to trade less frequently than larger capitalization companies. As a result, micro capitalization stocks involve substantially greater risks of loss and price fluctuations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As certain Underlying ETFs will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact such Underlying ETFs' returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks in addition to those associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed

6

markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Risks of Investing In Frontier Emerging Markets Securities. Investment in securities in frontier emerging market countries involves risks in addition to those associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or nonrenewal of any license enabling certain Underlying ETFs to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. Investments in the securities of non-U.S. issuers are subject to the laws of the individual countries in which the securities are issued.

China Investment Risk. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encouraged companies to invest or concentrate in particular industries, induced mergers between companies in certain industries and induced private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.

Currency Risk. Certain Underlying ETFs invest in securities from which much of the income received will be in foreign currencies. However, such an Underlying ETF will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Underlying ETF at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Underlying ETF converts the foreign currencies to U.S. dollars, the Underlying ETF may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Global Bonds Risk. Global bonds held by an Underlying ETF are subject to credit risk, market risk, interest rate risk and liquidity risk. In addition, they may be subject to risks beyond those associated with investments in U.S. securities. Such risks include greater market volatility, less reliable financial information, higher transaction costs, taxation by foreign governments, decreased market liquidity and political instability.

Sovereign Debt Risk. Investments in sovereign debt securities involve the risk that the governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest due to the extent of its foreign reserves, cash flow problems, political considerations, the relative size of

7

the debt service burden to the economy as a whole or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payment of principal or interest, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor.

Emerging Markets Sovereign Debt Risk. Historically, certain government issuers in emerging markets have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. There can be no assurance that the securities in which an Underlying ETF invests will not be subject to restructuring arrangements or to requests for additional credit.

Writing Covered Call Option Risk. By writing covered call options, an Underlying ETF will give up the opportunity to benefit from potential increases in the value of its underlying index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of its underlying index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, an Underlying ETF's ability to sell the underlying securities will be limited while the option is in effect unless the fund extinguishes the option position, through the purchase of an offsetting identical option prior to the expiration of the written option.

Agriculture Sector Risk. Companies involved in agriculture and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in agriculture and farming-related activities may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities.

Basic Materials Sector Risk. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Energy Sector Risk. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

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Financial Services Sector Risk. Companies in the financial services sector may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities an Underlying ETF may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Gold and Precious Metals Industry Concentration Risk. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, environmental damage claims, commodity price volatility, changes in interest rates, imposition of import controls, increased competition, depletion of resources, technology developments, labor relations, world events and economic conditions.

Technology Sector Risk. The market value of securities issued by companies in the technology sector can be significantly affected by factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products.

U.S. Federal Income Tax Risk. Due to their investment strategies and certain U.S. federal income tax elections, certain Underlying ETFs expect to be accounting for their gains or losses on their investments for federal income tax purposes on a daily mark-to-market basis. Generally, the mark-to-market gains and losses from the stock positions will be compared with the mark-to-market gains or losses from the call options on a daily basis; to the extent that there is more gain or loss from the stock positions, an Underlying ETF will have short term capital gain, which is generally taxed like ordinary income, or short term capital loss; to the extent there is more gain or loss from the call options, such gain will be 60% long term capital gain or loss and 40% short term capital gain. These rules also impose limits on the total percentage of gain for the tax year that can be characterized as long term capital gain and the percentage of loss for the tax year that can be characterized as short term capital loss. As a result of their

9

investment strategies, the applicable Underlying ETFs will not be able to designate a portion of their dividends as being eligible for lower rates of tax in the hands of non-corporate shareholders (dividends that are commonly referred to as "qualified dividend income") or as being eligible for the dividends received deduction when received by certain corporate shareholders. For these reasons, a significant portion of income received from such Underlying ETFs may be subject to tax at greater rates than would apply if the Underlying ETF were engaged in a different investment strategy. You should consult your tax advisors as to the tax consequences of the Fund acquiring, owning and disposing of shares in an Underlying ETF.

Risks of Investing in ETNs. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. An ETN's returns are generally linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. Certain ETNs in which the Fund may invest may be linked to master limited partnerships ("MLPs"). An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and whose partnership interests or "units" are traded on securities exchanges like shares of corporate stock. Investments linked to MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Moreover, the tax treatment of ETNs is uncertain and the IRS could assert at any time that ETNs should be taxed in a manner that may adversely affect the Fund. In addition, you should note that the IRS and the U.S. Treasury Department have announced a review of the tax treatment of investments that have characteristics similar to ETNs. Accordingly, no assurance can be given that future tax legislation, regulations or other guidance may not change the tax treatment of the ETNs in an adverse manner.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the quarterly rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio

10

turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Non-Diversified Fund Risk. In addition, the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
18.81% (2nd Quarter 2009)	(12.26)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same

11

character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Prior to June 30, 2010, the Fund sought to replicate, before fees and expenses, the performance of an index called the "New Frontier Global Dynamic Growth Index." The data in the chart below labeled as "Blended" is comprised of the performance of the prior index that the Fund sought to replicate from the time of the Fund's inception through June 29, 2010, and the performance of the Underlying Index from June 30, 2010 through December 31, 2010.

	1 Year	Since Inception (05/16/08)
Return Before Taxes	10.37%	(6.51)%
Return After Taxes on Distributions	9.56%	(7.31)%
Return After Taxes on Distributions and Sale of Fund Shares	6.73%	(5.97)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08%	(1.83)%
New Frontier Global Dynamic Growth IndexTM (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Ibbotson Alternative Completion IndexTM (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Blended – Ibbotson Alternative Completion IndexTM (reflects no deduction for fees, expenses or taxes)	13.50%	(4.94)%

"1 Year" and "Since Inception" performance for the New Frontier Global Dynamic Growth IndexTM and the Ibbotson Alternative Completion IndexTM is not available because the New Frontier Global Dynamic Growth IndexTM ceased calculation and publication as of June 30, 2010, and the Ibbotson Alternative Completion IndexTM did not commence calculation and publication until June 30, 2010.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 36 of the Prospectus.

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PowerShares
RiverFront Tactical
Balanced Growth Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the RiverFront Global Tactical Balanced Growth IndexTM* (the "Underlying Index").

*  RiverFront Investment Group® is a trademark of RiverFront Investment Group, LLC ("RiverFront") and has been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). This Fund is not sponsored, endorsed, sold or promoted by RiverFront and RiverFront makes no representation regarding the advisability of investing in this Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.50%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$77	$240	$417	$930

(1)  "Acquired Fund Fees and Expenses" sets forth the Fund's pro rata portion of the cumulative expenses charged by the Underlying ETFs (as defined herein) in which the Fund invests. These expenses are based on the total expense ratio of the Underlying ETFs disclosed in each Underlying ETF's most recent shareholder report. Since Acquired Fund Fees and Expenses are

13

not directly borne by the Fund, they are not reflected in the Fund's financial statements with the result that the information presented in the table will differ from that presented in the Fund's financial highlights.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 204% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Underlying Index, but may also invest in exchange-traded notes ("ETNs") and equity and fixed-income securities included in the Underlying Index. The funds included in the Underlying Index are exchange-traded funds ("ETFs") advised by the Adviser or its affiliates ("PowerShares ETFs") or, if the asset exposure sought is not available through a PowerShares ETF, ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). The Fund and any PowerShares ETFs in which the Fund invests are part of the same group of investment companies.

The Underlying Index is compiled and calculated by RiverFront (the "Index Provider"). The Index Provider uses a proprietary methodology to select Underlying ETFs, ETNs and equity and fixed-income securities covering a combination of asset classes designed to maximize long-term returns for a given level of risk. The Underlying Index utilizes the Index Provider's proprietary and patented Price MattersTM optimization process designed to create an optimal combination of securities to maximize long-term returns based on a growth risk profile targeting approximately 80% equities and 20% fixed-income. The 80% equity target consists of equity securities and Underlying ETFs whose underlying securities are U.S. equities, non-U.S. equities and commodities. The 20% fixed-income target consists of fixed-income securities, ETNs and Underlying ETFs whose underlying securities are fixed-income instruments or diversified baskets of currencies. RiverFront will depart from the targeted allocation range when it feels that certain sectors of the financial markets are over- or under-valued. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Fund of Funds Risk. The Fund's investment performance, because it is a fund of funds, largely depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the expenses of the Underlying ETFs in which it invests

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(including operating expenses and management fees). There is a risk that the Index Provider's evaluations and assumptions regarding the asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

Underlying ETFs Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying ETFs:

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying ETF's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying ETF may incur additional expenses to seek recovery.

Non-Correlation Risk. An Underlying ETF may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF may incur costs in buying and selling securities and incur operating expenses not applicable to its underlying index. In addition, legal restrictions (such as tax diversification requirements that apply to the Underlying ETF but not to its underlying index) may result in differences between the Underlying ETF's portfolio and its underlying index. Furthermore, an Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses.

Cash Transaction Risk. Unlike most ETFs, certain Underlying ETFs currently intend to effect creations and redemptions principally or partially for cash, rather than principally for in-kind securities, because of the nature of such Underlying ETFs' investments. As such, investments in shares of these Underlying ETFs may be less tax efficient than investments in conventional ETFs.

Concentration Risk. If an Underlying ETF is focused in an industry or group of industries, the value of shares of the Underlying ETF may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Management Risk. Certain Underlying ETFs are subject to management risk because they are actively managed portfolios. In managing such an Underlying ETF's portfolio securities, an investment adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying ETF, but there can be no guarantee that these will produce the desired results.

Non-Diversified Fund Risk. Certain Underlying ETFs are non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase an Underlying ETF's volatility and cause the

15

performance of a relatively small number of issuers to have a greater impact on the Underlying ETF's performance.

Replication Management Risk. Certain Underlying ETFs do not utilize investing strategies that seek returns in excess of their underlying indexes. Therefore, such an Underlying ETF would not necessarily sell a security unless that security is removed from its underlying index.

Sampling Risk. Certain Underlying ETFs use a representative sampling approach that will result in their holding a smaller number of securities than are in their underlying indexes. As a result, adverse developments respecting an issuer of securities held by the Underlying ETF may result in a greater decline in net asset value ("NAV") than would be the case if the Underlying ETF held all of the securities in its underlying index.

Valuation Risk. Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the non-U.S. securities in the Underlying ETF's portfolio may change on days when shareholders, such as the Fund, will not be able to purchase or sell the Underlying ETF's shares.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. An Underlying ETF is likely to have to replace such called security with a lower yielding security which would decrease the Underlying ETF's net investment income.

Risks of Investing in U.S. Treasury Futures. Certain Underlying ETFs may invest in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable such Underlying ETFs to buy or sell a U.S. Treasury security in the future at an agreed-upon price, and require special skills and knowledge of investment techniques. If an Underlying ETF enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Underlying ETF's return.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Tax Risk. There is no guarantee that the income of an Underlying ETF investing in tax exempt municipal securities will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying ETF's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by an Underlying ETF to its

16

shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Variable Rate Debt Obligations Risk. There may not be an active secondary market with respect to particular variable rate instruments in which an Underlying ETF invests, which could make it difficult for the Underlying ETF to dispose of a variable rate instrument if the issuer and/or the remarketing agent defaulted on its payment obligation or during periods that the Underlying ETF is not entitled to exercise its demand rights, and the Underlying ETF could, for these or other reasons, suffer a loss with respect to such instruments.

Micro Capitalization Company Risk. Micro capitalization companies tend to have less predictable earnings and revenues, and their shares tend to trade less frequently than larger capitalization companies. As a result, micro capitalization stocks involve substantially greater risks of loss and price fluctuations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As certain Underlying ETFs will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact such Underlying ETFs' returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks in addition to those associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Currency Risk. Certain Underlying ETFs invest in securities from which much of the income received will be in foreign currencies. However, such an Underlying ETF will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Underlying ETF at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Underlying ETF converts the foreign currencies to U.S. dollars, the Underlying ETF may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Leverage Risk. Leverage may cause the portfolio of an Underlying ETF to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by an Underlying ETF.

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Derivatives Risk. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

Basic Materials Sector Risk. Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Biotechnology/Genome Industry Concentration Risk. The biotechnology and genome industry can be significantly affected by patent considerations, including the termination of patent protections for their products, intense competition both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology and genome companies must contend with high development costs which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. In addition, these companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, labor relations and changes in consumer spending.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies is this sector are also affected by changes in government regulation, world events and economic conditions.

Energy Sector Risk. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

Financial Services Sector Risk. Companies in the financial services sector may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a

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disproportionate effect on the financial services sector; financial services companies whose securities an Underlying ETF may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Food and Beverage Industry Concentration Risk. The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, risks of product tampering and the availability and expense of liability insurance.

Gold and Precious Metals Industry Concentration Risk. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Healthcare Sector Risk. The market value of securities of issuers in the healthcare sector can be affected by factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, environmental damage claims, commodity price volatility, changes in interest rates, imposition of import controls, increased competition, depletion of resources, technology developments, labor relations, world events and economic conditions.

Insurance Industry Concentration Risk. Companies involved in the insurance industry can be significantly affected by many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

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Networking Industry Concentration Risk. The networking industry is rapidly evolving and can be significantly affected by corporate capital expenditure trends, competitive pressures such as the ability to attract and retain skilled employees and obsolescence due to rapid technological innovation or changing consumer preferences.

Oil and Gas Services Industry Concentration Risk. The profitability of companies in the oil services industry may be adversely affected by changes in worldwide energy prices, exploration and production spending. Companies in this industry are also affected by changes in government regulation, economic conditions, government regulation and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations. Companies in the oil services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Pharmaceuticals Industry Concentration Risk. The pharmaceuticals industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Software Industry Concentration Risk. The software industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to the continued demand for internet services.

Technology Sector Risk. The market value of securities issued by companies in the technology sector can be significantly affected by factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products.

Telecommunications Industry Concentration Risk. The telecommunications industry can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products.

Utilities Sector Risk. Issuers in the utilities sector are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with compliance with and changes in environmental and other regulations; effects of economic slowdowns and surplus capacity; increased competition from other providers of utility services; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies;

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effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; technological innovations that may render existing plants, equipment or products obsolete; difficulty in obtaining regulatory approval of new technologies; lack of compatibility of telecommunications equipment; and potential impact of terrorist activities on the utilities industry and its customers and the impact of natural or man-made disasters. Issuers in the utilities sector also may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

International Dividend AchieversTM Universe Risk. An Underlying ETF may invest in securities in the International Dividend AchieversTM universe (i.e., dividend paying stocks of non-U.S. companies comprising the International Dividend AchieversTM Index). At times, the segment of the equity markets represented by the International Dividend AchieversTM universe may be out of favor and underperform other segments (e.g., growth stocks).

Risks of Investing in ETNs. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. An ETN's returns are generally linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. Certain ETNs in which the Fund may invest may be linked to master limited partnerships ("MLPs"). An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Reveue Code"), and whose partnership interests or "units" are traded on securities exchanges like shares of corporate stock. Investments linked to MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Moreover, the tax treatment of ETNs is uncertain and the IRS could assert at any time that ETNs should be taxed in a manner that may adversely affect the Fund. In addition, you should note that the IRS and the U.S. Treasury Department have announced a review of the tax treatment of investment that have characteristics similar to ETNs. Accordingly, no assurance can be given that future tax legislation, regulations or other guidance may not change the tax treatment of the ETNs in an adverse manner.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not

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applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the monthly (or in some cases, weekly) rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Non-Diversified Fund Risk. In addition, the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
15.60% (2nd Quarter 2009)	(10.63)% (1st Quarter 2009)

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Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Prior to June 30, 2010, the Fund sought to replicate, before fees and expenses, the performance of an index called the "New Frontier Global Dynamic Balanced Growth Index." The data in the chart below labeled as "Blended" is comprised of the performance of the prior index that the Fund sought to replicate from the time of the Fund's inception through June 29, 2010, and the performance of the Underlying Index from June 30, 2010 through December 31, 2010.

	1 Year	Since Inception (05/16/08)
Return Before Taxes	12.57%	(4.27)%
Return After Taxes on Distributions	12.00%	(5.09)%
Return After Taxes on Distributions and Sale of Fund Shares	8.16%	(4.11)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08%	(1.83)%
New Frontier Global Dynamic Balanced Growth IndexTM (reflects no deduction for fees, expenses or taxes)	N/A	N/A
RiverFront Global Tactical Balanced Growth IndexTM (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Blended – RiverFront Global Tactical Balanced Growth IndexTM (reflects no deduction for fees, expenses or taxes)	13.64%	(3.42)%

"1 Year" and "Since Inception" performance for the New Frontier Global Dynamic Balanced Growth IndexTM and the RiverFront Global Tactical Balanced Growth IndexTM is not available because the New Frontier Global Dynamic Balanced Growth IndexTM ceased calculation and publication as of June 30, 2010, and the RiverFront Global Tactical Balanced Growth IndexTM did not commence calculation and publication until June 30, 2010.

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Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 36 of the Prospectus.

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PowerShares
RiverFront Tactical
Growth & Income Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the RiverFront Global Tactical Balanced Growth & Income IndexTM* (the "Underlying Index").

*  RiverFront Investment Group® is a trademark of RiverFront Investment Group, LLC ("RiverFront") and has been licensed for use by Invesco PowerShares Capital Management LLC (the "Adviser"). This Fund is not sponsored, endorsed, sold or promoted by RiverFront and RiverFront makes no representation regarding the advisability of investing in this Fund.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.25%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.44%
Total Annual Fund Operating Expenses	0.69%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$70	$221	$384	$859

(1)  "Acquired Fund Fees and Expenses" sets forth the Fund's pro rata portion of the cumulative expenses charged by the Underlying ETFs (as defined herein) in which the Fund invests. These expenses are based on the total expense ratio of the Underlying ETFs disclosed in each Underlying ETF's most recent shareholder report. Since Acquired Fund Fees and

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Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements with the result that the information presented in the table will differ from that presented in the Fund's financial highlights.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 162% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index. The Fund is a "fund of funds," as it primarily invests its assets in the securities of funds included in the Underlying Index, but may also invest in exchange-traded notes ("ETNs") and equity and fixed-income securities included in the Underlying Index. The funds included in the Underlying Index are exchange-traded funds ("ETFs") advised by the Adviser or its affiliates ("PowerShares ETFs") or, if the asset exposure sought is not available through a PowerShares ETF, ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). The Fund and any PowerShares ETFs in which the Fund invests are part of the same group of investment companies.

The Underlying Index is compiled and calculated by RiverFront (the "Index Provider"). The Index Provider uses a proprietary methodology to select Underlying ETFs, ETNs and equity and fixed-income securities covering a combination of asset classes designed to maximize long-term returns. The Underlying Index utilizes the Index Provider's proprietary and patented Price MattersTM optimization process to create an optimal combination of securities to maximize long-term returns based on a growth risk profile targeting approximately 50% equities and 50% fixed-income. The 50% equity target consists of equity securities and Underlying ETFs whose underlying securities are U.S. equities, non-U.S. equities and commodities. The 50% fixed-income target consists of fixed-income securities, ETNs and Underlying ETFs whose underlying securities are fixed-income instruments and diversified baskets of currencies. RiverFront will depart from the targeted allocation range when it feels that certain sectors of the financial markets are over- or under-valued. The Fund generally invests in all of the securities comprising its Underlying Index in proportion to their weightings in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Fund of Funds Risk. The Fund's investment performance, because it is a fund of funds, largely depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Underlying Index. The Fund will indirectly pay a

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proportional share of the expenses of the Underlying ETFs in which it invests (including operating expenses and management fees). There is a risk that the Index Provider's evaluations and assumptions regarding the asset classes represented in the Underlying Index may be incorrect based on actual market conditions. In addition, at times certain of the segments of the market represented by constituent Underlying ETFs in the Underlying Index may be out of favor and underperform other segments.

Underlying ETFs Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying ETFs:

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying ETF's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying ETF may incur additional expenses to seek recovery.

Non-Correlation Risk. An Underlying ETF may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF may incur costs in buying and selling securities, and incur operating expenses not applicable to its underlying index. In addition, legal restrictions (such as tax diversification requirements that apply to the Underlying ETF but not to its underlying index) may result in differences between the Underlying ETF's portfolio and its underlying index. Furthermore, an Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses.

Cash Transaction Risk. Unlike most ETFs, certain Underlying ETFs currently intend to effect creations and redemptions principally or partially for cash, rather than principally for in-kind securities, because of the nature of such Underlying ETFs' investments. As such, investments in shares of these Underlying ETFs may be less tax efficient than investments in conventional ETFs.

Concentration Risk. Certain Underlying ETFs may hold investments that are concentrated within any one industry or group of industries. If an Underlying ETF is focused in an industry or group of industries, the value of shares of the Underlying ETF may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

Management Risk. Certain Underlying ETFs are subject to management risk because they are actively managed portfolios. In managing such an Underlying ETF's portfolio securities, an investment adviser will apply investment techniques and risk analyses in making investment decisions for the Underlying ETF, but there can be no guarantee that these will produce the desired results.

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Non-Diversified Fund Risk. In addition, certain Underlying ETFs are non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase an Underlying ETF's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Underlying ETF's performance.

Replication Management Risk. Certain Underlying ETFs do not utilize investing strategies that seek returns in excess of their underlying indexes. Therefore, such an Underlying ETF would not necessarily sell a security unless that security is removed from its underlying index.

Sampling Risk. Certain Underlying ETFs use a representative sampling approach that will result in their holding a smaller number of securities than are in their underlying indexes. As a result, adverse developments respecting an issuer of securities held by the Underlying ETF may result in a greater decline in net asset value ("NAV") than would be the case if the Underlying ETF held all of the securities in its underlying index.

Valuation Risk. Because foreign exchanges may be open on days when an Underlying ETF does not price its shares, the value of the non-U.S. securities in the Underlying ETF's portfolio may change on days when shareholders, such as the Fund, will not be able to purchase or sell the Underlying ETF's shares.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. An Underlying ETF is likely to have to replace such called security with a lower yielding security which would decrease the Underlying ETF's net investment income.

Risks of Investing in U.S. Treasury Futures. Certain Underlying ETFs may invest in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable such Underlying ETFs to buy or sell a U.S. Treasury security in the future at an agreed-upon price, and require special skills and knowledge of investment techniques. If an Underlying ETF enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Underlying ETF's return.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. If an Underlying ETF invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Underlying ETF because the Underlying ETF may be unable to sell the illiquid securities at an advantageous time or price.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Risks of Investing in the Real Estate Industry. Investments in companies engaged in the real estate industry may be affected by economic, legal, cultural,

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environment or technological factors that affect the property values, rents or occupancies of real estate.

REIT Risk. The real estate investment trusts ("REITs") in which certain Underlying ETFs will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

Tax Risk. There is no guarantee that the income of an Underlying ETF investing in tax exempt municipal securities will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after an Underlying ETF's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by an Underlying ETF to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Variable Rate Debt Obligations Risk. There may not be an active secondary market with respect to particular variable rate instruments in which an Underlying ETF invests, which could make it difficult for the Underlying ETF to dispose of a variable rate instrument if the issuer and/or the remarketing agent defaulted on its payment obligation or during periods that the Underlying ETF is not entitled to exercise its demand rights, and the Underlying ETF could, for these or other reasons, suffer a loss with respect to such instruments.

Micro Capitalization Company Risk. Micro capitalization companies tend to have less predictable earnings and revenues, and their shares tend to trade less frequently than larger capitalization companies. As a result, micro capitalization stocks involve substantially greater risks of loss and price fluctuations.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As certain Underlying ETFs will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact such Underlying ETFs' returns.

Emerging Market Securities Risk. Investments in the securities of issuers in emerging market countries involve risks in addition to those associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

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Currency Risk. Certain Underlying ETFs invest in securities from which much of the income received will be in foreign currencies. However, such an Underlying ETF will compute and distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Underlying ETF at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which the Underlying ETF converts the foreign currencies to U.S. dollars, the Underlying ETF may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Leverage Risk. Leverage may cause the portfolio of an Underlying ETF to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by an Underlying ETF.

Derivatives Risk. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

Banking Industry Concentration Risk. Issuers in the banking industry may be susceptible to adverse economic or regulatory occurrences affecting the banking industry. Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities the Underlying ETF may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that industry; and banks have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Consumer Discretionary Sector Risk. Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. In addition, these companies may be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, labor relations and changes in consumer spending.

Consumer Staples Sector Risk. Companies in the consumer staples sector may be adversely affected by changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, exploration and production spending. Companies is this sector are also affected by changes in government regulation, world events and economic conditions.

Energy Sector Risk. Companies in the energy sector may be adversely affected by changes in worldwide energy prices, exploration and production spending. These companies are also affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls,

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increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations.

Financial Services Sector Risk. Companies in the financial services sector may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities an Underlying ETF may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies.

Gold and Precious Metals Industry Concentration Risk. Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time, even during periods of rising prices, due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, limited markets, fabricator demand, gold sales by governments, trade imbalances and restrictions, currency devaluation or revaluation, central banks or international agencies, investment speculation, inability to raise capital, increases in production costs, political unrest in nations where sources of precious metals are located, monetary and other economic policies of various governments and government restrictions on private ownership of gold and mining land. Markets therefore are volatile at times, and there may be sharp fluctuations in prices even during periods of rising prices. The precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations.

Healthcare Sector Risk. The market value of securities of issuers in the healthcare sector can be affected by factors such as extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, costs associated with obtaining and protecting patents, product liability and other claims, changes in technologies and other market developments.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in government regulation, environmental damage claims, commodity price volatility, changes in interest rates, imposition of import controls, increased competition, depletion of resources, technology developments, labor relations, world events and economic conditions.

Insurance Industry Concentration Risk. Companies involved in the insurance industry can be significantly affected by many factors, including changes in interest rates, general economic conditions, the imposition of premium rate caps, competition and pressure to compete globally, including price and marketing competition, and other changes in government regulation or tax law. In addition, different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

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Oil and Gas Services Industry Concentration Risk. The profitability of companies in the oil services industry may be adversely affected by changes in worldwide energy prices, exploration and production spending. Companies in this industry are also affected by changes in government regulation, economic conditions, government regulation and world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). In addition, these companies are at risk for environmental damage claims. Companies in this industry could be adversely affected by commodity price volatility, changes in exchange rates, interest rates, imposition of import controls, increased competition, depletion of resources, development of alternative energy sources, technological developments and labor relations. Companies in the oil services industry may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Pharmaceuticals Industry Concentration Risk. The pharmaceuticals industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Technology Sector Risk. The market value of securities of issuers in the technology sector can be significantly affected by factors such as the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence, competition from alternative technologies, and research and development of new products.

Dividend AchieversTM Universe Risk. An Underlying ETF may invest in securities in the Dividend AchieversTM universe (i.e., high yielding dividend paying stocks comprising the Mergent Dividend AchieversTM Index). At times, the segment of the equity markets represented by the Dividend AchieversTM universe may be out of favor and underperform other segments (e.g., growth stocks).

International Dividend AchieversTM Universe Risk. An Underlying ETF may invest in securities in the International Dividend AchieversTM universe (i.e., dividend paying stocks of non-U.S. companies comprising the International Dividend AchieversTM Index). At times, the segment of the equity markets represented by the International Dividend AchieversTM universe may be out of favor and underperform other segments (e.g., growth stocks).

Risks of Investing in ETNs. ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. An ETN's returns are generally linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. Certain ETNs in which the Fund may invest may be linked to master limited partnerships ("MLPs"). An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), whose partnership

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interests or "units" are traded on securities exchanges like shares of corporate stock. Investments linked to MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights and (iv) conflicts of interest between the general partner or managing member and its affiliates and the limited partners or members. Moreover, the tax treatment of ETNs is uncertain and the IRS could assert at any time that ETNs should be taxed in a manner that may adversely affect the Fund. In addition, you should note that the IRS and the U.S. Treasury Department have announced a review of the tax treatment of investment that have characteristics similar to ETNs. Accordingly, no assurance can be given that future tax legislation, regulations or other guidance may not change the tax treatment of the ETNs in an adverse manner.

Replication Management Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Portfolio Turnover Risk. The Fund may engage in frequent trading of its portfolio securities in connection with the monthly (or in some cases, weekly) rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to the Fund's shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize capital gains to the extent possible.

Non-Diversified Fund Risk. In addition, the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Years

Best Quarter	Worst Quarter
12.55% (2nd Quarter 2009)	(9.05)% (1st Quarter 2009)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance displayed in the table below, the Fund's returns after taxes on distributions and sale of Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Shares. As a result, the Fund's returns after taxes on distributions and sale of Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

Prior to June 30, 2010, the Fund sought to replicate, before fees and expenses, the performance of an index called the "New Frontier Global Dynamic Balanced Index." The data in the chart below labeled as "Blended" is comprised of the performance of the prior index that the Fund sought to replicate from the time of the Fund's inception through June 29, 2010, and the performance of the Underlying Index from June 30, 2010 through December 31, 2010.

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	1 Year	Since Inception (05/16/08)
Return Before Taxes	9.81%	(3.48)%
Return After Taxes on Distributions	9.04%	(4.41)%
Return After Taxes on Distributions and Sale of Fund Shares	6.37%	(3.50)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	15.08%	(1.83)%
New Frontier Global Dynamic Balanced IndexTM (reflects no deduction for fees, expenses or taxes)	N/A	N/A
RiverFront Global Tactical Balanced Growth & Income IndexTM (reflects no deduction for fees, expenses or taxes)	N/A	N/A
Blended – RiverFront Global Tactical Balanced Growth & Income IndexTM (reflects no deduction for fees, expenses or taxes)	11.14%	(2.51)%

"1 Year" and "Since Inception" performance for the New Frontier Global Dynamic Balanced IndexTM and the RiverFront Global Tactical Balanced Growth & Income IndexTM is not available because the New Frontier Global Dynamic Balanced IndexTM ceased calculation and publication as of June 30, 2010, and the RiverFront Global Tactical Balanced Growth & Income IndexTM did not commence calculation and publication until June 30, 2010.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008

Brian Picken	Portfolio Manager of the Adviser	October 2010

For important information about the purchase and sale of Shares and tax information, please turn to "Summary Information About Purchases, Sales and Taxes" on page 36 of the Prospectus.

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Summary Information About Purchases, Sales and Taxes

Purchase and Sale of Shares

Each Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares or multiples thereof in exchange for the deposit or delivery of a basket of securities.

Individual Shares of a Fund may only be purchased and sold on a national securities exchange through brokers. Shares of each Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of a Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Funds' distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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Underlying ETFs

The following chart illustrates the approximate asset allocation among the Underlying ETFs included in the Underlying Index of each Fund, as of December 31, 2010.

Underlying ETFs	Ibbotson Alternative Completion IndexTM	RiverFront Global Tactical Balanced Growth IndexTM	RiverFront Global Tactical Balanced Growth & Income IndexTM
Domestic Equity	0 Underlying ETFs	18 Underlying ETFs	10 Underlying ETFs
PowerShares Dividend AchieversTM Portfolio		7.00%	12.32%
PowerShares DWA Technical LeadersTM Portfolio		1.19%
PowerShares Dynamic Basic Materials Sector Portfolio		1.72%
PowerShares Dynamic Biotechnology & Genome Portfolio		1.06%
Powershares Dynamic Consumer Discretionary Sector Portfolio		3.65%	3.14%
PowerShares Dynamic Energy Sector Portfolio		4.20%	2.18%
PowerShares Dynamic Financial Sector Portfolio		3.40%	2.04%
PowerShares Dynamic Food & Beverage Portfolio		3.00%
PowerShares Dynamic Healthcare Sector Portfolio		1.24%
PowerShares Dynamic Industrials Sector Portfolio		4.70%	1.74%
PowerShares Dynamic Insurance Portfolio		2.12%
PowerShares Dynamic Large Cap Portfolio		6.07%
PowerShares Dynamic Mid Cap Portfolio			1.13%
PowerShares Dynamic Networking Portfolio		1.14%
PowerShares Dynamic Pharmaceuticals Portfolio		2.49%	1.03%
PowerShares Dynamic Software Portfolio		2.02%
PowerShares Dynamic Technology Sector Portfolio		3.91%	3.44%

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Underlying ETFs	Ibbotson Alternative Completion IndexTM	RiverFront Global Tactical Balanced Growth IndexTM	RiverFront Global Tactical Balanced Growth & Income IndexTM
PowerShares Dynamic Utilities Portfolio		1.78%
PowerShares High Yield Equity Dividend AchieversTM Portfolio			3.59%
PowerShares Zacks Micro Cap Portfolio		1.02%	1.12%
Other Domestic Equity		1 Underlying ETF
		1.68%
Foreign Equity	5 Underlying ETFs	3 Underlying ETFs	2 Underlying ETFs
PowerShares Emerging Markets Infrastructure Portfolio	9.65%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio		1.97%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	6.21%
PowerShares FTSE RAFI Emerging Markets Portfolio		11.48%	8.63%
PowerShares Global Agriculture Portfolio	3.24%
PowerShares Global Gold and Precious Metals Portfolio	3.15%
PowerShares International Dividend AchieversTM Portfolio		2.93%	2.04%
PowerShares MENA Frontier Countries Portfolio	11.82%
Other Foreign Equity	0 Underlying ETFs	1 Underlying ETF	1 Underlying ETF
		6.16%	5.02%
Fixed-Income/Bond Funds	3 Underlying ETFs	2 Underlying ETFs	2 Underlying ETFs
PowerShares Active Low Duration Fund		1.00%	3.04%
PowerShares Emerging Markets Sovereign Debt Portfolio	11.01%
PowerShares Fundamental High Yield® Corporate Bond Portfolio		5.63%	11.63%
PowerShares Preferred Portfolio	8.34%
PowerShares S&P 500 BuyWrite Portfolio	3.76%

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Underlying ETFs	Ibbotson Alternative Completion IndexTM	RiverFront Global Tactical Balanced Growth IndexTM	RiverFront Global Tactical Balanced Growth & Income IndexTM
Real Estate	0 Underlying ETFs	0 Underlying ETFs	1 Underlying ETF
PowerShares Active U.S. Real Estate Fund			1.97%
Other Fixed-Income	3 Underlying ETFs	3 Underlying ETFs	4 Underlying ETFs
	11.18%	8.07%	21.38%
Commodities	5 Underlying ETFs	2 Underlying ETFs	2 Underlying ETFs
	31.63%	4.17%	3.12%
Cash Equivalents	0 Underlying ETFs	1 Underlying ETF	1 Underlying ETF
PowerShares VRDO Tax-Free Weekly Portfolio		2.19%	7.77%
Other Cash Equivalents	0 Underlying ETFs	1 Underlying ETF	1 Underlying ETF
		2.97%	3.69%

A description of the PowerShares ETFs in which each Fund invests is set forth below. To gain exposure to certain asset classes, the Underlying Indexes may include, and therefore, the Funds may invest in other unaffiliated ETFs, ETNs and equity and fixed-income securities. More information regarding the PowerShares ETFs is available in their respective prospectuses and statements of additional information, which are available at www.InvescoPowerShares.com. In addition, a list of the Underlying ETFs, ETNs and equity and fixed-income securities in which each Fund invests is available at www.InvescoPowerShares.com.

Domestic Equity

PowerShares Dividend AchieversTM Portfolio

PowerShares Dividend AchieversTM Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an equity index called the Broad Dividend AchieversTM Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in common stocks of companies that have raised their annual regular cash dividend payments for at least each of the last 10 consecutive fiscal years. The fund will normally invest at least 90% of its total assets in dividend paying common stocks that comprise the underlying index. The underlying index is comprised of stocks selected principally on the basis of their consecutive years of dividend growth by the underlying index provider.

PowerShares DWA Technical LeadersTM Portfolio

PowerShares DWA Technical LeadersTM Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dorsey Wright Technical LeadersTM Index (the "underlying index").

The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index. The underlying index is comprised of stocks of U.S. companies that are selected pursuant to a proprietary selection methodology of Dorsey Wright & Associates, designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are

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based upon each security's market performance. The companies are selected from a broad mid-cap and large-cap universe.

PowerShares Dynamic Basic Materials Sector Portfolio

PowerShares Dynamic Basic Materials Sector Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Basic Materials Sector IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of basic materials companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. basic materials companies. These are companies that are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Biotechnology & Genome Portfolio

PowerShares Dynamic Biotechnology & Genome Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Biotechnology & Genome IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of biotechnology companies and genome companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. biotechnology and genome companies. These are companies that are principally engaged in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes and companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, companies involved in the research, development or production of pharmaceuticals, including veterinary drugs. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Consumer Discretionary Sector Portfolio

PowerShares Dynamic Consumer Discretionary Sector Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an equity index called the Dynamic Consumer Discretionary Sector IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of consumer companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. consumer companies. These are companies that are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and real estate. Stocks are selected principally on the basis of their capital appreciation

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potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Energy Sector Portfolio

PowerShares Dynamic Energy Sector Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Energy Sector IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of energy companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. energy companies. These are companies that are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Financial Sector Portfolio

PowerShares Dynamic Financial Sector Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Financial Sector IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of financial services companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. financial services companies. These are companies that are principally engaged in the business of providing services and products, including banking, investment services, insurance and real estate finance services. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Food & Beverage Portfolio

PowerShares Dynamic Food & Beverage Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an equity index called the Dynamic Food & Beverage IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of food and beverage companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. food and beverage companies. These are companies that are principally engaged in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include, for example, companies that sell products and services, such as meat and poultry processing and wholesale and retail distribution, and warehousing of food and food-related products, including restaurants, grocery stores, brewers, distillers and vintners; companies that manufacture and distribute products including soft drinks, packaged food products (such as cereals, pet foods, and frozen foods), health food and dietary products.

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Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Healthcare Sector Portfolio

PowerShares Dynamic Healthcare Sector Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Healthcare Sector IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of healthcare companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. healthcare companies. These are companies that are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Industrials Sector Portfolio

PowerShares Dynamic Industrials Sector Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Industrials Sector IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of industrial companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. industrial companies. These are companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Insurance Portfolio

PowerShares Dynamic Insurance Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Insurance IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of insurance companies. In pursuit of its investment objective, the fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. insurance companies. These are companies that are principally engaged in underwriting or distributing and reselling life, health and property/casualty insurance policies. The underlying intellidex may include companies that provide coverage for various types of property and casualty risks; guarantee payment to a beneficiary when an insured person ceases to generate income, typically at death or retirement; or protect against financial loss resulting from medical bills and/or the financial consequences of poor health. Insurance brokerage and reinsurance companies may also be included in the underlying intellidex. Stocks are selected principally on the

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basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Large Cap Portfolio

PowerShares Dynamic Large Cap Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Large Cap IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its assets in common stocks of large capitalization companies. A company is considered to be a large capitalization company if it falls within the underlying intellidex's proprietary model, which selects 100 U.S. large cap stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on New York Stock Exchange, Inc. ("NYSE"), NYSE Arca and The NASDAQ Stock Market LLC ("NASDAQ") segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1000 stocks are considered Small Cap. The 100 U.S. large cap stocks are identified by NYSE Arca pursuant to the underlying intellidex's proprietary model based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex.

PowerShares Dynamic Mid Cap Portfolio

PowerShares Dynamic Mid Cap Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Mid Cap IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of mid capitalization companies. A company is considered to be a mid capitalization company if it falls within the underlying intellidex's proprietary model, which selects 150 U.S. mid cap stocks from the 2,000 largest U.S. stocks (by market capitalization) traded on NYSE, NYSE Arca and NASDAQ segregated into three size groups, Large Cap, Mid Cap and Small Cap. The 250 largest stocks are considered Large Cap. The next 750 are considered Mid Cap and the remaining 1000 stocks are considered Small Cap. The 150 U.S. mid cap stocks are identified by NYSE Arca pursuant to the underlying intellidex's proprietary model based on a variety of criteria, including fundamental growth, stock valuation, investment timeliness and risk factors. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex.

PowerShares Dynamic Networking Portfolio

PowerShares Dynamic Networking Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Networking IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of networking companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. networking companies. These are companies that are principally engaged in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include, for example, providers of telecommunications and networking equipment,

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data storage, systems software, internet hardware including servers, routers, switches and related equipment, systems for data encryption and security, internet services including hosting and commercial exchanges, fiber optics, satellites, cable equipment and other companies involved in supporting the flow of information. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Pharmaceuticals Portfolio

PowerShares Dynamic Pharmaceuticals Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Pharmaceuticals IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of pharmaceutical companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. pharmaceuticals companies. These are companies that are principally engaged in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. These companies may include, for example, pharmaceutical companies and other companies involved in the research, development, manufacture, sale or distribution of drugs, including companies that facilitate the testing or regulatory approval of drugs. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Software Portfolio

PowerShares Dynamic Software Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Software IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of software companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. software companies. These are companies that are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include, for example, companies that design products such as systems-level software (to run the basic functions of a computer) or applications software (for one type of work) for general use or use by certain industries or groups; companies that provide communications software; and companies that provide time-sharing services, internet software and home entertainment software. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Technology Sector Portfolio

PowerShares Dynamic Technology Sector Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an equity index called the Dynamic Technology Sector IntellidexSM Index (the "underlying intellidex").

The fund will normally invest at least 80% of its total assets in common stocks of technology companies. The fund will normally invest at least 90% of its total assets

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in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. technology companies. These are companies that are principally engaged in the business of providing technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares Dynamic Utilities Portfolio

PowerShares Dynamic Utilities Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the equity index called the Dynamic Utilities IntellidexSM Index (the "underlying intellidex").

The Fund will normally invest at least 80% of its total assets in common stocks of utilities companies. In pursuit of its investment objective, the Fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying intellidex. The underlying intellidex is comprised of stocks of U.S. utilities companies. These companies are principally engaged in providing either energy, water or natural gas utilities or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as dealing with associated wastewater; and provide land line or wireless telephone services. Stocks are selected principally on the basis of their capital appreciation potential as identified by NYSE Arca pursuant to a proprietary intellidex methodology.

PowerShares High Yield Equity Dividend AchieversTM Portfolio

PowerShares High Yield Equity Dividend AchieversTM Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an equity index called the Mergent Dividend AchieversTM 50 Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in common stocks of companies that have a consistent record of dividend increases. The fund will normally invest at least 90% of its total assets in dividend paying common stocks that comprise the underlying index. The underlying index is comprised of stocks selected principally on the basis of dividend yield and consistent growth in dividends by the underlying index provider.

PowerShares Zacks Micro Cap Portfolio

PowerShares Zacks Mico Cap Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an equity index called the Zacks Micro Cap Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in common stocks of micro capitalization companies. The fund will normally invest at least 90% of its total assets in common stocks that comprise the underlying index. The underlying index is comprised of U.S. stocks selected by Zacks Investment Research ("Zacks") from a universe of 7,000 domestic companies. For the purpose of constituent selection, the micro capitalization subset is defined relative to the entire investable universe of stocks with the upper threshold equal to 0.15% of the capitalization of the largest capitalization domestic company at the time of selection and a minimum capitalization of approximately 0.015% of the largest capitalization domestic company.

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Foreign Funds

PowerShares Emerging Markets Infrastructure Portfolio

PowerShares Emerging Markets Infrastructure Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S-Network Emerging Infrastructure Builders IndexSM (the "underlying index").

The fund will invest at least 90% of its total assets in the securities that comprise the underlying index and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") based on the securities in the underlying index. The fund anticipates that the majority of its investments will be in the securities that comprise the underlying index rather than in ADRs and GDRs. The fund will normally invest at least 80% of its total assets in securities of companies involved in the following sectors related to infrastructure construction and development in emerging market countries: 1) construction and engineering; 2) construction machinery; 3) construction materials; 4) diversified metals and mining; 5) heavy electrical equipment; 6) industrial machinery; and 7) steel. The index provider defines "emerging market countries" as those countries identified in the World Bank Country Classification system as "Middle Income" countries.

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the FTSE RAFI Developed ex U.S. Index (the "underlying index").

The fund will invest at least 90% of its total assets in securities that comprise the underlying index and ADRs and GDRs based on the securities in the underlying index. The fund anticipates that the majority of its investments will be in the securities that comprise the underlying index rather than in ADRs and GDRs. The fund will normally invest at least 80% of its total assets in securities of companies originating in countries that are classified as "developed" within the index provider's country classification definition, excluding the United States. The underlying index is designed to track the performance of the companies domiciled in developed markets with the largest fundamental value, selected from the constituents of the FTSE RAFI Developed ex U.S. Large/Mid-Cap Indexes as determined by the index provider. The companies are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the FTSE RAFI Developed ex US Mid Small 1500 Index (the "underlying index").

The fund will invest at least 90% of its total assets in securities that comprise the underlying index and ADRs and GDRs based on the securities in the underlying index. The fund anticipates that the majority of its investments will be in the securities that comprise the underlying index rather than in ADRs and GDRs. The fund will normally invest at least 80% of its total assets in securities of small and medium capitalization companies that are classified as "developed" within the index provider's country classification definition, excluding the United States. The underlying index is designed to track the performance of the small and medium

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capitalization companies domiciled in developed markets with the highest ranking cumulative score selected from the constituents of the FTSE Developed ex U.S. All Cap Index, as determined by the index provider. The securities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends.

PowerShares FTSE RAFI Emerging Markets Portfolio

PowerShares FTSE RAFI Emerging Markets Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of the index called the FTSE RAFI Emerging Markets Index (the "underlying index").

The fund will invest at least 90% of its total assets in securities that comprise the underlying index and ADRs and GDRs based on the securities in the underlying index. The fund's adviser anticipates that a significant portion of the fund's investments will be in ADRs and GDRs based on the securities included in the underlying index. The fund will normally invest at least 80% of its total assets in securities and ADRs and GDRs of companies that are classified as emerging markets within the index provider's country classification definition. Securities are selected based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The equities with the highest fundamental strength are weighted according to their fundamental scores.

PowerShares Global Agriculture Portfolio

PowerShares Global Agriculture Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the NASDAQ OMX Global Agriculture IndexSM (the "underlying index").

The fund will invest at least 90% of its total assets in the securities that comprise the underlying index and ADRs and GDRs based on the securities in the underlying index. The fund anticipates that the majority of its investments will be in the securities that comprise the underlying index rather than in ADRs and GDRs. The fund will normally invest at least 80% of its total assets in securities of companies involved in the agriculture industry and farming related activities.

PowerShares Global Gold and Precious Metals Portfolio

PowerShares Global Gold and Precious Metals Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the NASDAQ OMX Global Gold and Precious Metals IndexSM (the "underlying index").

The fund will invest at least 90% of its total assets in the securities that comprise the Underlying Index and ADRs and GDRs based on the securities in the underlying index. The fund anticipates that the majority of its investments will be in the securities that comprise the underlying index rather than in ADRs and GDRs. The fund will normally invest at least 80% of its total assets in securities of companies involved in the gold and other precious metals mining industries. The underlying index is designed to measure the overall performance of globally traded securities of the largest and most liquid companies involved in gold and other precious metals mining related activities.

PowerShares International Dividend AchieversTM Portfolio

PowerShares International Dividend AchieversTM Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an

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equity index called the International Dividend AchieversTM Index (the "underlying index").

The fund will normally invest at least 90% of its total assets in the securities that comprise the underlying index. The underlying index currently is comprised of GDRs and ADRs that are listed on the London Stock Exchange ("LSE"), in addition to ADRs and non-U.S. common or ordinary stocks traded on NYSE, NASDAQ or NYSE Amex, of companies that have increased their aggregate annual regular dividend payments consistently over the course of the last five calendar or fiscal years. The underlying index is comprised of securities selected principally on the basis of their consecutive years of dividend growth as identified by the index provider pursuant to a proprietary selection methodology. In tracking the underlying index, it is anticipated that a portion of the securities will include small and medium capitalization securities.

PowerShares MENA Frontier Countries Portfolio

PowerShares MENA Frontier Countries Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the NASDAQ OMX Middle East North Africa IndexSM (the "underlying index").

The fund will invest at least 90% of its total assets in securities that comprise the underlying index and ADRs and GDRs based on the securities in the underlying index. The fund will normally invest at least 80% of its total assets in securities of companies that are domiciled in or principally traded in a Middle East or North African ("MENA") frontier country. Frontier countries are countries that have smaller economies or less developed capital markets than traditional emerging markets. MENA frontier countries currently include Bahrain, Egypt, Jordan, Lebanon, Morocco, Oman, Qatar, Saudi Arabia, Tunisia and the United Arab Emirates. However, markets that have severe foreign investment restrictions or capital repatriation restrictions are excluded from the underlying index's eligible universe of MENA frontier countries. Currently, Saudi Arabia and Tunisia are excluded from the underlying index's eligible universe.

Fixed-Income/Bond Funds

PowerShares Active Low Duration Fund

PowerShares Active Low Duration Fund's investment objective is total return. The fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in a portfolio of U.S. government, corporate and agency debt securities. The fund seeks to outperform its benchmark, Barclays Capital 1–3 Year U.S. Treasury Index, through an analysis of a variety of specific factors affecting the return on investments relative to the benchmark, and by applying an actively managed portfolio construction and security selection total return strategy. The fund allocates its investments between U.S. government, corporate and agency debt securities based on current market conditions.

In implementing its investment strategy, the fund currently intends to invest in U.S. Treasury futures and may do so with respect to the entire portfolio. The fund may also invest without limitation in other derivative instruments including, among others, swaps, including interest rate, total return and credit default swaps, put options, call options, futures contracts and options on future contracts, reverse repurchase agreements and dollar rolls.

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PowerShares Emerging Markets Sovereign Debt Portfolio

PowerShares Emerging Markets Sovereign Debt Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an index called the DB Emerging Market USD Liquid Balanced Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in emerging markets U.S. dollar-denominated government bonds. The fund will invest at least 80% of its total assets in the securities that comprise the underlying index. The underlying index is an index that measures potential returns of a theoretical portfolio of liquid emerging markets U.S. dollar-denominated government bonds. Deutsche Bank Securities Inc. ("DB") selects one to three securities from each of the emerging market countries set forth below that a) are denominated in U.S. dollars, b) are sovereign bonds, c) have more than three years to maturity and d) have an outstanding float of at least $500 million. As of the date of this prospectus, the underlying index included bonds issued by the governments of Bulgaria, Brazil, Columbia, El Salvador, Hungary, Indonesia, Korea, Lithuania, Mexico, Pakistan, Panama, Peru, Philippines, Poland, Quatar, Russia, South Africa, Turkey, Ukraine, Uruguay, Vietnam and Venezuela.

PowerShares Fundamental High Yield® Corporate Bond Portfolio

PowerShares Fundamental High Yield® Corporate Bond Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an index called the RAFI® High Yield Bond Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in high yield corporate bonds. The fund will invest at least 80% of its total assets in the securities that comprise the underlying index. The underlying index is an index that measures potential returns of a theoretical portfolio of high yield corporate bonds that must be rated Ba1/BB+ or lower by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), but not below B3/B- by either Moody's or S&P. The underlying index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only securities with greater than one year to maturity qualify for inclusion in the underlying index.

PowerShares Preferred Portfolio

PowerShares Preferred Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of a securities index called The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM (the "underlying index").

The fund will normally invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities. The fund will invest at least 80% of its total assets in the securities that comprise the underlying index. The underlying index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The underlying index includes traditional preferred securities and other preferred securities, including preferred securities issued by foreign companies in the form of ADRs.

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PowerShares S&P 500 BuyWrite Portfolio

PowerShares S&P 500 BuyWrite Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an equity index called the CBOE S&P 500 BuyWrite Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in common stocks of the 500 companies included in the S&P 500® Index and will write (sell) call options thereon. The underlying index is an index that measures total returns of a theoretical portfolio including the S&P 500 Index stocks on which S&P 500 Index call options are systematically written (sold) against the portfolio through a "buy-write" strategy. A "buy-write," also called a covered call, generally is considered to be an investment strategy in which an investor buys a stock or basket of stocks, and also sells call options that correspond to the stock or basket of stocks.

Real Estate Funds

PowerShares Active U.S. Real Estate Fund

PowerShares Active U.S. Real Estate Fund's investment objective is high total return through growth of capital and current income. The fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in securities of companies that are principally engaged in the U.S. real estate industry and included within the FTSE NAREIT Equity REITs Index. A company is considered to be principally engaged in the U.S. real estate industry if (i) it derives 50% of its revenues or profits from the ownership, leasing, construction, financing or sale of U.S. real estate; or (ii) it has at least 50% of the value of its assets invested in U.S. real estate. The fund plans to invest principally in equity REITs.

Cash Equivalents

PowerShares VRDO Tax-Free Weekly Portfolio

PowerShares VRDO Tax-Free Weekly Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield of an index called the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the "underlying index").

The fund will normally invest at least 80% of its total assets in variable rate demand obligation ("VRDO") bonds that are exempt from federal income tax with interest rates that are reset weekly. The fund will invest at least 80% of its total assets in the securities that comprise the underlying index and generally expects to so invest at least 90% of its total assets. The underlying index is comprised of municipal securities issued in the primary market as VRDOs. Bonds in the underlying index must be rated in a "top" category (as that term is defined by the index provider) by a nationally recognized statistical rating organization.

Risks of Underlying ETFs

Investments in each Fund are subject to the risks associated with investments in the Underlying ETFs. These include the following risks. See also the section entitled

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"Additional Information About the Funds' Strategies and Risks" for more information about the risks of investing in the Funds.

Non-Correlation Risk

An Underlying ETF may not match the return of its underlying index for a number of reasons. For example, an Underlying ETF may incur a number of operating expenses not applicable to its underlying index, and incur costs in buying and selling securities, especially when rebalancing its securities holdings to reflect changes in the composition of its underlying index. In addition, the performance of an Underlying ETF and its underlying index may vary due to asset valuation differences and differences between the Underlying ETF's portfolio and its underlying index resulting from legal restrictions, cost or liquidity constraints. An Underlying ETF may fair value certain of the securities it holds. To the extent an Underlying ETF calculates its NAV based on fair value prices, the Underlying ETF's ability to track its underlying index may be adversely affected.

Since the underlying indexes are not subject to the tax diversification requirements to which the Underlying ETFs must adhere, the Underlying ETFs may be required to deviate their investments from the securities and relative weightings of the underlying indexes. The Underlying ETFs may not invest in certain securities included in the underlying indexes due to liquidity constraints. Liquidity constraints may delay the Underlying ETFs' purchase or sale of securities included in the underlying indexes.

The investment activities of one or more of the affiliates of an Underlying ETF's investment adviser, including other subsidiaries of the investment adviser's parent company, for their proprietary accounts and for client accounts may also adversely impact the Underlying ETF's ability to track its underlying index. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the investment adviser, the Underlying ETF or other client accounts to suffer disadvantages or business restrictions. As a result, an Underlying ETF may be restricted in its ability to acquire particular securities due to positions held by an investment adviser's affiliates.

An Underlying ETF may not be fully invested at times, either as a result of cash flows into the Underlying ETF or reserves of cash held by the Underlying ETF to meet redemptions and expenses. If an Underlying ETF utilizes a sampling approach, its return may not correlate as well with the return on its underlying index, as would be the case if it purchased all of the stocks in its underlying index with the same weightings as the underlying index.

Cash Transaction Risk

Unlike most ETFs, certain Underlying ETFs intend to effect creations and redemptions principally or partially for cash, rather than principally for in-kind securities because of the nature of such Underlying ETF's investments. As such, investments in shares may be less tax efficient than an investment in conventional ETFs. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the fund level. Because certain Underlying ETFs currently intend to effect creations and redemptions principally or partially for cash, rather than principally for in-kind distributions, they may be required to sell portfolio securities in order to obtain the cash needed to distribute

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redemption proceeds. An Underlying ETF may recognize a capital gain on these sales that might not have been incurred if the Underlying ETF had made a redemption in-kind and this may decrease the tax efficiency of the Underlying ETF compared to ETFs that utilize an in-kind redemption process.

Concentration Risk

To the extent that an Underlying ETF's investments are concentrated within any one industry or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Underlying ETF's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Sampling Risk

Certain Underlying ETFs' use of a representative sampling approach will result in its holding a smaller number of securities than are in the underlying index. As a result, an adverse development respecting an issuer of securities held by such an Underling ETF could result in a greater decline in NAV than would be the case if the Underlying ETF held all of the securities in the Underlying Index. To the extent the assets in the Underlying ETF are smaller, these risks will be greater.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, an Underlying ETF is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Underlying ETF's net investment income.

Non-Investment Grade Securities Risk

Securities that are non-investment grade, commonly known as "junk bonds," are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, an Underlying ETF may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which an Underlying ETF could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Underlying ETF's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

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Risks of Investing in U.S. Treasury Futures

Certain Underlying ETFs may invest in futures contracts on U.S. Treasury securities to manage interest rate risk. These futures contracts enable such Underlying ETFs to buy or sell a U.S. Treasury security in the future at an agreed-upon price. The use of futures contracts requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If an Underlying ETF enters into a futures contract on U.S. Treasury securities at the wrong time or judges market conditions incorrectly, the use of such derivatives may significantly reduce the Underlying ETF's return. An Underlying ETF could also experience losses if the U.S. Treasury securities underlying futures contracts are not closely correlated with the securities held by the Underlying ETF or if the Underlying ETF is unable to close out a position because the market for such derivatives becomes illiquid.

Participation Note Risk

Participation notes ("P-notes") generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects an Underlying ETF to counterparty risk, as discussed below.

Investments in P-notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-note, an Underlying ETF is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a P-note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the Underlying ETF would lose its investment. The risk that an Underlying ETF may lose its investments due to the insolvency of a counterparty may be amplified because the applicable Underlying ETFs intend to purchase P-notes issued by as few as one issuer. In seeking to limit its counterparty risk, such Underlying ETFs will limit their investments in P-notes of any one issuer to $5 million at the time of purchase and to counterparties who meet the creditworthiness standard required of issuers whose securities are eligible for investment by money market funds. P-notes also include transaction costs in addition to those applicable to a direct investment in certain foreign securities. In addition, an Underlying ETF's use of P-notes may cause the Underlying ETF's performance to deviate from the performance of the portion of the underlying index to which the Underlying ETF is gaining exposure through the use of P-notes.

Due to liquidity and transfer restrictions, the secondary markets on which the P-notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities in an Underlying ETF's portfolio and which may also lead to delays in the redemption of the Underlying ETF's shares. In addition, the ability of an Underlying ETF to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Underlying ETF's securities due to reduced availability of reliable objective

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pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for an Underlying ETF to accurately assign a daily value to such securities.

Mortgage-Backed Securities Risk

Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying ETF to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk

Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Preferred Securities Risk

There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If an Underlying ETF owns a security that is deferring or omitting its distributions, the Underlying ETF may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities may also be subordinated to bonds or other debt instruments in an issuer's capital structure, subjecting them to a greater

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risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

Municipal Securities Risk

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult to value accurately than securities of public corporations. Since the applicable Underlying ETFs invest a significant portion of their portfolios in municipal securities, the Underlying ETFs' portfolios may have greater exposure to liquidity risk than funds that invest in non-municipal securities. The index providers for such Underlying ETFs rely on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

Risks of Investing in the Real Estate Industry

The risks associated with the real estate industry in general include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry.

REIT Risk

The REITs in which certain Underlying ETFs will invest will be subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and

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their underlying portfolio securities. The yield on an investment depends on the amount of income and capital appreciation generated by the real property, and if the property does not generate enough income, the ability of the real estate company to make principal and interest payments on its debt securities may be adversely affected. Furthermore, real property investments are also subject to risks that are specific to the real estate sector in which the REIT invests, such as hotel, office, healthcare and retail properties, which are often subject to specific governmental laws and regulations. In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, an Underlying ETF will absorb duplicate levels of fees when it invests in REITs. Finally, REITs are subject to a highly technical tax structure, and the failure to qualify as a REIT could result in corporate-level taxation, significantly reducing the return on an investment to an Underlying ETF.

Micro Capitalization Company Risk

Micro cap stocks involve substantially greater risks of loss and price fluctuations. Micro cap companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before an Underlying ETF realizes a gain, if any, on an investment in a micro cap company.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Foreign and Emerging Markets Securities Risk

Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities are also subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

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Certain Underlying ETFs may invest in emerging market securities. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Risks of Investing In Frontier Emerging Market Securities

Investment in securities in frontier emerging market countries involves risks in addition to those associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling certain Underlying ETFs to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. Investments in the securities of non-U.S. issuers are subject to the laws of the individual countries in which the securities are issued. Each country has different laws specific to that country which impact investment which may increase the risks to which investors, such as certain Underlying ETFs, are subject. Investors must comply with such laws at the risk of losses. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders in U.S. issuers. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change. Finally, country specific rules or legislation addressing investment-related foreign exchange transactions may inhibit or prevent certain transactions from transpiring in a particular country.

Frontier emerging market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential

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for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, Underlying ETF share prices. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause an Underlying ETF's share price to decline.

Moreover, the economies of frontier countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

Certain foreign governments in countries in which certain Underlying ETFs may invest levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

From time to time, certain of the companies in which certain Underlying ETFs expect to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. As an investor in such companies, an Underlying ETF will be indirectly subject to those risks.

Investment in equity securities of issuers operating in certain frontier countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier countries and increase the costs and expenses of an Underlying ETF. Certain frontier countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain frontier countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as certain Underlying ETFs. In addition, if a deterioration occurs in a frontier country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. An Underlying ETF could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Underlying ETF of any restrictions on investments. Investing in local markets in frontier countries may require an Underlying ETF to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Underlying ETF.

Governments of many frontier countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing

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countries which could affect private sector companies and, consequently, the value of certain securities held in an Underlying ETF's portfolio. In addition, there is the possibility in certain countries of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain frontier countries may be subject to a greater degree of political and social instability than is the case in more developed countries. Such instability may result from, among other things, authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means, popular unrest associated with demands for improved political, economic and social conditions, internal insurgencies, hostile relations with neighboring countries and ethnic, religious and racial disaffection. Some frontier countries may be affected by a greater degree of public corruption and crime, including organized crime.

Currency Risk

Much of the income received by Underlying ETFs that invest in foreign securities will be in foreign currencies. However, the funds will compute and distribute their income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the respective fund at the foreign exchange rates in effect on that date. Therefore, if the value of the relevant foreign currencies fall relative to the U.S. dollar between the earning of the income and the time at which a fund converts the foreign currencies to U.S. dollars, the fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.

Furthermore, the relevant Underlying ETFs may incur costs in connection with conversions between U.S. dollars and foreign currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire immediately to resell that currency to the dealer. The Underlying ETFs will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Sovereign Debt Risk

Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, an Underlying ETF may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and an Underlying ETF's ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and

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interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may impair the debtor's ability to service its debts on a timely basis. As a holder of government debt, an Underlying ETF may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

Emerging Markets Sovereign Debt Risk

Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which certain Underlying ETFs may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligation and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, an Underlying ETF may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which an Underling ETF will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as certain Underlying ETFs.

Leverage Risk

Certain Underlying ETFs engage in transactions, including the use of derivatives, that may give rise to a form of leverage. To mitigate leveraging risk, such Underlying ETFs will earmark liquid assets or establish a segregated account or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying ETF to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking requirements. Leverage may cause an Underlying ETF's portfolio to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Underlying ETF.

Derivatives Risk

Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Each of these risks may be magnified by the inherent leverage of derivatives, making derivative instruments highly volatile and an Underlying ETF could lose more than the amount it invests. Many derivative transactions are entered into "over-the-counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of an Underlying ETF's counterparty to perform its obligations under the transaction. If a counterparty were to default on its

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obligations, the Underlying ETF's contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying ETF's rights as a creditor (e.g., the Underlying ETF may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for an Underlying ETF's derivative positions at any time.

Agriculture Sector Risk

Companies involved in the agriculture industry and farming-related activities may be affected by certain legislative or regulatory developments related to food safety, the environment, taxes and other governmental policies. Companies involved in the agriculture industry and farming-related activities may be subject to the risk of liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices. An increased competitive landscape, caused by increased availability of food and other agricultural commodities, economic recession or labor difficulties, may lead to a decrease in demand for the products and services provided by companies involved in agriculture and farming-related activities. Furthermore, agriculture and farming-related activities are particularly affected by changing weather conditions and other natural disasters. In addition, companies involved in the agriculture industry and farming-related activities are subject to risks associated with cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, consolidation, and excess capacity. Generally, companies involved in the agriculture industry and farming-related activities are affected by the economic health of consumers. As a result, a weak economy and its effect on consumer spending could adversely affect such companies.

Banking Industry Concentration Risk

Certain Banks are subject to extensive government regulation that may affect the scope of their activities, their profitability, the prices that they can charge and the amount of capital that they must maintain. In addition, unstable interest rates can have a disproportionate effect on the banking industry; banks whose securities an Underlying ETF may purchase may themselves have concentrated portfolios which make them vulnerable to economic conditions that affect that industry; and banks have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the banking industry is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in the banking industry, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain banking institutions to incur large losses. Certain banking institutions have experienced declines in the valuation of their assets and even ceased operations.

Basic Materials Sector Risk

Companies engaged in the production and distribution of basic materials may be adversely affected by changes in world events, political and economic conditions, energy conservation, environmental policies, commodity price volatility, changes in exchange rates, increased competition and the imposition of import controls. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. In addition, issuers in

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the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Biotechnology/Genome Industry Concentration Risk

The biotechnology and genome industry can be significantly affected by patent considerations, including the termination of patent protections for their products, intense competition, both domestically and internationally, rapid technological change and obsolescence, government regulation and expensive insurance costs due to the risk of product liability lawsuits. In addition, the biotechnology and genome industry is an emerging growth industry, and therefore biotechnology and genome companies may be thinly capitalized and more volatile than companies with greater capitalizations. Biotechnology and genome companies can have persistent losses during a new product's transition from development to production and revenue patterns can be erratic. In addition, biotechnology and genome companies must contend with high development costs which may be exacerbated by the inability to raise prices to cover costs because of managed care pressure, government regulation or price controls. Moreover, stock prices of biotechnology and genome companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny. Companies involved in this industry may also be subject to extensive government regulations by the Food and Drug Administration ("FDA"), the Environmental Protection Agency and the United States Department of Agriculture. This regulation may significantly affect and limit biotechnology research, product development and approval of products.

Consumer Discretionary Sector Risk

Companies engaged in the consumer discretionary sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

Energy Sector Risk

Companies in the energy sector are subject to extensive government regulation, including contractual fixed pricing, which may increase the cost of business and limit these companies' earnings, and a significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry.

Companies in the energy sector may invest may do business with companies in countries other than the United States. Such companies often operate in countries with less stringent regulatory regimes and countries that have a history of expropriation and/or nationalization, among other adverse policies. In addition, these companies are at risk of civil liability from accidents resulting in injury, loss of life or property, pollution or other environmental damage claims and risk of loss from terrorism and natural disasters. The energy sector is cyclical and therefore companies in this sector could be adversely affected by levels and volatility of global energy prices, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, capital expenditures on exploration and production, depletion of resources, development of alternative energy sources and energy conservation efforts, technological developments and labor relations.

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Financial Services Sector Risk

Investing in the financial services sector involves risks, including the following: financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations; unstable interest rates can have a disproportionate effect on the financial services sector; financial services companies whose securities certain Underlying ETFs may purchase may themselves have concentrated portfolios which makes them vulnerable to economic conditions that affect that sector; and financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies. In addition, the financial services sector is undergoing numerous changes, including continuing consolidations, development of new products and structures and changes to its regulatory framework. Increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions. The recent deterioration of the credit markets has caused an adverse impact on a broad range of financial markets, thereby causing certain financial services companies to incur large losses. Certain financial services companies have experienced declines in the valuation of their assets and even ceased operations.

Food and Beverage Industry Concentration Risk

The food and beverage industry is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, risks of product tampering and the availability and expense of liability insurance. Product recalls are sometimes required in the food and beverage industry to withdraw contaminated or mislabeled products from the market.

In addition, there are risks pertaining to raw materials and the suppliers of such raw materials that include changing market prices. The prices for raw materials fluctuate in response to a number of factors, including, but not limited to, changes in the U.S. Government farm support programs, changes in international agricultural and trading policies, weather and other conditions during the growing and harvesting seasons.

Healthcare Sector Risk

The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Companies in the healthcare sector are heavily dependent on patent protection. The process of obtaining patent approval can be long and costly, and the expiration of patents may adversely affect the profitability of the companies. Healthcare companies are also subject to extensive litigation based on product liability and similar claims. Companies in the healthcare sector are affected by rising costs of medical products, devices and services and the increased emphasis on the delivery of healthcare through outpatient services. Many new products are subject to regulatory approval and the process of obtaining such approval can be long and costly. Healthcare companies are also subject to competitive forces that may make it difficult to raise

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prices and, at times, may result in price discounting. Additionally, the profitability of some healthcare companies may be dependent on a relatively limited number of products and their products can become obsolete due to industry innovation, changes in technologies or other market developments. In addition, companies in the healthcare sector may be thinly capitalized and therefore may be susceptible to product obsolescence.

Industrials Sector Risk

Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Networking Industry Concentration Risk

The networking industry is rapidly evolving and can be significantly affected by corporate capital expenditure trends, competitive pressures such as the ability to attract and retain skilled employees and obsolescence due to rapid technological innovation or changing consumer preferences.

The market for these network products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of network companies depends in substantial part on the timely and successful introduction of new products or services. An unexpected change in one or more of the technologies affecting a company's products or in the market for products based on a particular technology could have a material adverse affect on the company's operating results. Furthermore, there can be no assurance that the network companies will be able to respond in a timely manner to compete in the rapidly developing marketplace. Many network companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by network companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies' technology. The networking industry is characterized by the existence of a large number of patents and frequent claims and related litigation regarding patent, trade secret and other intellectual property rights.

Pharmaceuticals Industry Concentration Risk

The pharmaceuticals industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and protection and intense competition.

Substantially all pharmaceutical products are subject to regulation by the FDA. The research, design, testing, manufacturing, labeling, marketing, distribution and advertising of pharmaceutical products are subject to extensive regulation by governmental authorities in the United States and other countries. The FDA and foreign regulatory agencies require pharmaceutical companies to comply with an array of manufacturing and design controls and testing, quality control, storage and documentation procedures. Manufacturing and sales of pharmaceutical products outside the United States are also subject to foreign regulatory requirements that

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vary from country to country. Pharmaceutical companies may expend substantial resources in developing and testing a new product but fail to obtain the necessary approvals or clearances to market or manufacture the products on a timely basis or at all. Failure to comply with applicable domestic and/or foreign requirements can result in: fines or other enforcement actions, recall or seizure of products, total or partial suspension of production, withdrawal of existing product approvals or clearances, refusal to approve or clear new applications or notifications, increased quality control costs, or criminal prosecution.

Pharmaceutical companies are exposed to significant potential product liability risks that are inherent in the development, manufacturing and marketing of human therapeutic products. Product liability claims could delay or prevent completion of companies' clinical development programs as well as result in FDA investigations of the safety and effectiveness of companies' products, manufacturing processes and facilities, and marketing programs.

Pharmaceutical companies depend on rapidly identifying and seeking patent protection for their discoveries. The process of obtaining patent protection is expensive and time consuming. Furthermore, there can be no assurance that the steps taken by pharmaceutical companies to protect their proprietary rights will be adequate to prevent misappropriation of their proprietary rights or that competitors will not independently develop products that are substantially equivalent or superior to such companies' products. Pharmaceutical companies also rely on trade secrets, know-how and technology, which are not protected by patents, to maintain their competitive position. If any trade secret, know-how or other technology not protected by a patent were to be disclosed to or independently developed by a competitor, that company's business and financial condition could be materially adversely affected.

Software Industry Concentration Risk

The software industry can be significantly affected by competitive pressures, such as technological developments, fixed-rate pricing and the ability to attract and retain skilled employees, and the success of companies in the industry is subject to the continued demand for internet services. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs, availability and price of components and product obsolescence. Software company stocks are likely to experience substantial fluctuations in market price.

The market for software products is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of software and services companies depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting a company's products or in the market for products based on a particular technology could have a material adverse affect on the company's operating results. Furthermore, there can be no assurance that the software companies will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Many software companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by software companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently

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develop technologies that are substantially equivalent or superior to such companies' technology.

Technology Sector Risk

The technology sector can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products. Companies in the technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive technology sector may cause the prices for these products and services to decline in the future. The technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of the sector participants depends in substantial part on the timely and successful introduction of new products.

Telecommunications Industry Concentration Risk

The telecommunications industry can be significantly affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and research and development of new products.

The telecommunications industry is subject to extensive regulation at the federal, state and local levels. The costs of complying with this regulation, delays or failures to receive required regulatory approvals or the enactment of new, adverse regulatory requirements may adversely affect the business of telecommunications companies.

The telecommunications industry is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, the availability of new radio frequency spectrum allocations for wireless services, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies, and changes in customer requirements and preferences. The success of the industry participants depends in substantial part on the timely and successful introduction of new products.

Additional Information About the Funds' Strategies and Risks

Principal Investment Strategies

Each Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the applicable Underlying Index. The Adviser

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seeks correlation over time of 0.95 or better between each Fund's performance and the performance of the applicable Underlying Index; a figure of 1.00 would represent perfect correlation. Each Fund may sell securities that are represented in the applicable Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Each Fund generally invests in the securities comprising the applicable Underlying Index in proportion to their weightings in that Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, a Fund may purchase a sample of securities in the applicable Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the applicable Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index.

Additional information about each Fund's Underlying Index construction is set forth below.

Ibbotson Alternative Completion IndexTM

The Ibbotson Alternative Completion Index seeks to track the investment performance of a group of asset classes and investment strategies that Ibbotson expects to have a low correlation, or different performance characteristics, to traditional asset classes. These "alternative" asset classes and investment strategies are combined into the Underlying Index using a five-step construction process. First, asset class and investment strategy performance is examined using a combination of historical data, current market information and additional analysis. Expected returns, standard deviations and correlations are developed for each alternative investment option. Next, the asset class model for the Underlying Index is created by determining the optimal weight for each alternative asset class as part of an overall investment portfolio. A variety of techniques are used in this step including re-sampled optimization and sensitivity analysis to ensure the stability of the asset allocation recommendations under a variety of market scenarios. In the next step, the Underlying Index constituents are selected from the available investment options based on a number of qualitative and quantitative investment factors. Next, the Underlying Index is constructed using ETFs, ETNs and equity and fixed-income securities to implement the target asset class model. In the final step, the Underlying Index is monitored and reviewed regularly to ensure that it stays in line with its strategic asset allocation target. The Underlying Index is rebalanced quarterly.

RiverFront Global Tactical Balanced Growth IndexTM

The RiverFront Global Tactical Balanced Growth Index is built around a dynamic strategic allocation which apportions investments to large, small and mid capitalization stocks, international securities, investment grade and high yield bonds, commodities, as well as other asset classes. The respective weights of the asset classes within this strategic allocation are changed, on average, every 12 months using RiverFront's proprietary Price MattersTM asset allocation optimization framework. This longer term strategy is then modified on an as needed basis through a series of subjective, tactical decisions which modify the index weights of the different asset classes and determine the specific ETFs, ETNs and equity and fixed-income securities that will comprise the Underlying Index. The Underlying Index will normally be invested in 80% equities and 20% fixed-income; however,

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RiverFront will depart from the targeted allocation range when it feels that certain sectors of the financial markets are over- or under-valued. Both commodity and currency ETFs are eligible for inclusion in the Underlying Index and will have their own dedicated allocation within the strategic models. Any allocations to commodities will be generally counted against the 80% equity allocation. A basket of currencies will be counted toward the Underlying Index's 20% fixed-income weighting. Underlying ETFs within the Underlying Index are selected based on a number of criteria including, but not limited to, asset class, sector concentration, correlation, market capitalization and expense ratio. The Underlying Index will typically hold between 20 and 40 ETFs, as well as ETNs and equity and fixed-income securities, at any given time and will rebalance monthly, although weekly rebalancing may be necessary in volatile markets or for risk management purposes. The valuation data for the Underlying Index will be available on Bloomberg.

RiverFront Global Tactical Growth & Income IndexTM

The RiverFront Global Tactical Growth & Income Index is built around a dynamic strategic allocation which apportions investments to large, small and mid capitalization stocks, international securities, investment grade and high yield bonds, commodities, as well as other asset classes. The respective weights of the asset classes within this strategic allocation are changed, on average, every 12 months using RiverFront's proprietary Price MattersTM asset allocation optimization framework. This longer term strategy is then modified on an as needed basis through a series of subjective, tactical decisions which modify the index weights of the different asset classes and determine the specific ETFs, ETNs and equity and fixed-income securities that will comprise the Underlying Index. The Underlying Index will normally be invested in 50% equities and 50% fixed-income; however, RiverFront will depart from the targeted allocation range when it feels that certain sectors of the financial markets are over- or under-valued. Both commodity and currency ETFs are eligible for inclusion in the Underlying Index and will have their own dedicated allocation within the strategic models. Any allocations to commodities will be generally counted against the 50% equity allocation. A basket of currencies will be counted toward the Underlying Index's 50% fixed-income weighting. ETFs within the Underlying Index are selected based on a number of criteria including, but not limited to, asset class, sector concentration, correlation, dividend yield and potential growth of dividend yield, market capitalization and expense ratio. The Underlying Index will typically hold between 20 and 40 ETFs, as well as ETNs and equity and fixed-income securities, at any given time and will rebalance monthly, although weekly rebalancing may be necessary in volatile markets or for risk management purposes. The valuation data for the Underlying Index will be available on Bloomberg.

Principal Risks of Investing in the Funds

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in each Fund's "Summary Information" section.

Risks of Investing in ETNs

ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. An ETN's returns are generally linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. Investing in ETNs is

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not equivalent to direct investment in an index or in the components of an index. In addition, fees on investments in ETNs will reduce the amount of the Fund's return at maturity or on redemption, and as a result the Funds may receive less than the principal amount of the investment at maturity or upon redemption of the ETN even if the value of the relevant index has increased. Moreover, there may be restrictions on the minimum number of ETNs the Funds may redeem directly with the issuer, and on the dates on which the Funds may redeem them, which may adversely affect the value of Shares.

ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. In addition, ETNs may trade at a significant premium or discount to their indicative value in the secondary market. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. The liquidity of the secondary trading market for ETNs may vary materially over time. Certain ETNs have call features or other early redemption provisions which allow the issuer, at its option, to redeem the ETN prior to the stated maturity date. Moreover, the tax treatment of ETNs is uncertain and the IRS could assert at any time that ETNs should be taxed in a manner that may adversely affect the Fund. In addition, you should note that the IRS and the U.S. Treasury Department have announced a review of the tax treatment of investments that have characteristics similar to ETNs. Accordingly, no assurance can be given that future tax legislation, regulations or other guidance may not change the tax treatment of the ETNs in an adverse manner.

Risks of Exposure to MLPs

An MLP is an entity receiving partnership taxation treatment under the Internal Revenue Code and whose partnership interests or "units" are traded on securities exchanges like shares of corporate stock. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units. An investment linked to MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. Investments linked to MLPs are subject to certain risks inherent in the structure of MLPs, including (i) tax risks (described further below), (ii) the limited ability to elect or remove management or the general partner or managing member (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities. MLPs employ a variety of means to increase cash flow, including increasing utilization of existing facilities, expanding operations through new construction or development activities, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some MLPs may be subject to risks arising from their specific business strategies. MLPs that attempt to grow through acquisitions may not be able to effectively integrate acquired operations with their existing operations. In addition, acquisition or expansion projects may not perform as anticipated. The profitability of MLPs could be adversely affected by changes in the regulatory environment. MLPs and are subject to significant foreign, federal, state and local regulation in virtually every aspect of their operations, including with respect to how facilities are constructed, maintained and operated, environmental and safety

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controls, and the prices they may charge for the products and services they provide. Such regulation can change over time in both scope and intensity.

The operations of MLPs are subject to many hazards inherent in the exploration for, and development, production, gathering, transportation, processing, storage, refining, distribution, mining or marketing of, coal, natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons, including: damage to production equipment, pipelines, storage tanks or related equipment and surrounding properties caused by hurricanes, tornadoes, floods, fires and other natural disasters or by acts of terrorism; inadvertent damage from construction or other equipment; leaks of natural gas, natural gas liquids, crude oil, refined petroleum products or other hydrocarbons; and fires and explosions. These risks could result in substantial losses due to personal injury or loss of life, severe damage to and destruction of property and equipment and pollution or other environmental damage, and may result in the curtailment or suspension of their related operations. Not all MLPs are fully insured against all risks inherent to their businesses. If a significant accident or event occurs that is not fully insured, it could adversely affect the MLP's operations and financial condition.

Changes in federal or state tax laws or regulations could also adversely affect the tax treatment or financial performance of MLPs. The proposed U.S. federal budget for fiscal year 2011 calls for the elimination of approximately $40 billion in tax incentives and the imposition of new fees on certain energy producers and other proposed tax legislation could also adversely affect MLPs.

Non-Correlation Risk

The return of a Fund may not match the return of its Underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of a Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints. A Fund may fair value certain of the securities it holds. To the extent a Fund calculates its NAV based on fair value prices, the Fund's ability to track its Underlying Index may be adversely affected.

Since an Underlying Index is not subject to the tax diversification requirements to which a Fund must adhere, a Fund may be required to deviate its investments from the securities and relative weightings of its Underlying Index. A Fund may not invest in certain securities included in its Underlying Index due to liquidity constraints. Liquidity constraints may delay a Fund's purchase or sale of securities included in its Underlying Index.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts may also adversely impact a Fund's ability to track its Underlying Index. For example, in regulated industries, and in corporate and regulatory ownership definitions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded, or that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Adviser, a Fund or other client accounts to suffer disadvantages or business restrictions. As a result, a Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser's affiliates.

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A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If a Fund utilizes a sampling approach, its return may not correlate as well with the return of its Underlying Index as would be the case if it purchased all of the securities in its Underlying Index with the same weightings as its Underlying Index.

Non-Principal Investment Strategies

As a principal investment strategy, each Fund will invest at least 90% of its total assets in component securities that comprise its Underlying Index. Each Fund may invest its remaining assets in securities not included in the Underlying Index, in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities and structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by a Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day that the NYSE is open) for additions and deletions to each Fund's Underlying Indexes to be reflected in the portfolio composition of the Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") of the PowerShares Exchange-Traded Fund Trust II (the "Trust") without shareholder approval, upon 60 days prior written notice to shareholders. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI"). See "Investment Strategies and Restrictions" in the SAI.

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Non-Principal Risks of Investing in the Funds

The following section provides additional risk information regarding investing in the Funds.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Market Trading Risk

Risk is inherent in all investing. An investment in the Funds involves risks similar to those of investing in any fund of securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

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Equity Risk

Equity risk is the risk that the value of the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers.

Fixed-Income Securities Risk

Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

The prices of fixed-income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed-income securities owned by an Underlying ETF would adversely affect the trading price of the Underlying ETF's shares. This "market risk" is usually greater among fixed-income securities with longer maturities or durations.

Index Rebalancing Risk

Pursuant to the methodology of the Index Provider used to calculate and maintain the Underlying Index, a security may be removed from the Underlying Index at any time, including in the event the Underlying Index reaches certain limitations (e.g., foreign ownership limitations). As a result, a Fund may be forced to sell securities at inopportune times or for prices other than at current market values or may elect not to sell such securities on the day that they are removed from the Underlying Index, due to market conditions or otherwise. Due to these factors, the variation between a Fund's annual return and the return of its Underlying Index may increase significantly.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There

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can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

Shares May Trade At Prices Different Than NAV

The NAV of a Fund's Shares generally fluctuates with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund's Underlying Index trading individually or in the aggregate at any point in time.

In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Funds' Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day's next calculated NAV. Creations and redemptions are principally in-kind. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' SAI, which is available at www.InvescoPowerShares.com.

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Management of the Funds

The Adviser is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Adviser serves as the investment adviser to the Trust, the PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $18.6 billion as of December 31, 2010. The Trust is currently comprised of 45 exchange-traded funds.

The Adviser has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of each Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management assistance from Michael Jeanette and Brian Picken. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President and Director of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since August 2008. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Brian Picken is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since October 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008. He received a Bachelor of Arts from Wheaton College.

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The Funds' SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

Each Fund pays the Adviser a unitary management fee equal to 0.25% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Funds' expenses and to compensate the Adviser for providing services to the Funds.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to each Fund is available in the semi-annual report to shareholders for the period ended April 30, 2010.

How to Buy and Sell Shares

Most investors buy and sell Shares of the Funds in the secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade on NYSE Arca under the following symbols:

Fund	Symbol
PowerShares Ibbotson Alternative Completion Portfolio	PTO

PowerShares RiverFront Tactical Balanced Growth Portfolio	PAO

PowerShares RiverFront Tactical Growth & Income Portfolio	PCA

Share prices are reported in dollars and cents per Share.

Authorized participants ("APs") may acquire Shares directly from each Fund, and APs may tender their Shares for redemption directly to each Fund, at NAV per Share only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"), and in accordance with the procedures described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial

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relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Share Trading Prices

The trading prices of Shares of each Fund on NYSE Arca may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of each Fund, an amount representing on a per share basis the sum of the current market price of the securities ("Deposit Securities") accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds. With respect to those Funds that invest in foreign securities, as the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second intervals. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to the accuracy.

Frequent Purchases and Redemptions of Shares

Shares of the Funds may only be purchased and redeemed directly from the Funds in Creation Units by APs. The vast majority of trading in Shares of the Funds occurs on the secondary market, and does not involve a Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of a Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, a Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Funds reserve the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Funds, or otherwise not in the best interests of the Funds. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Funds.

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Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each Fund. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Distributions from the Funds' net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, distributions are subject to federal income tax when they are paid, regardless of whether you take them in cash or reinvest them in the applicable Fund. Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by the Funds to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Funds and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of the Funds' current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Funds' NAV per Share

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and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

A Fund cannot offset income or gains distributed by one Underlying ETF against losses in another Underlying ETF. As a result, the amount, timing and character of distributions to a Fund's shareholders could be affected.

By law, the Funds may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or Social Security number.

The Funds intend to notify shareholders, generally within 60 days after the close of its taxable year, as to what portion of the Fund's distributions qualify as tax-exempt income, ordinary income and capital gains.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. An AP who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local tax on the Funds' distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds' Shares under all applicable tax laws. For more information, please see the SAI section "Taxes."

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Distributor

Invesco Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern time) every day NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily, and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price that day as of the close of the exchange on which the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index.

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Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of each Fund.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report for the fiscal year ended October 31, 2010, which is available upon request.

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PowerShares Ibbotson Alternative Completion Portfolio

	Year Ended October 31,			For the Period May 16, 2008* Through October 31,
	2010		2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$10.40		$9.04	$15.12
Net investment income**	0.22		0.19	0.12
Net realized and unrealized gain (loss) on investments	1.24		1.34	(6.14)
TOTAL FROM INVESTMENT OPERATIONS	1.46		1.53	(6.02)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.25)		(0.17)	(0.06)
NET ASSET VALUE AT END OF PERIOD	$11.61		$10.40	$9.04
SHARE PRICE AT END OF PERIOD***	$11.55		$10.51	$8.90
NET ASSET VALUE TOTAL RETURN****	14.18%		17.36%	(39.92	)%(a)
SHARE PRICE TOTAL RETURN****	12.42%		20.46%	(40.86	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$11,031		$9,881	$9,043
RATIO TO AVERAGE NET ASSETS OF:
Expenses?	0.25%		0.26%	0.25	%†
Net investment income	2.02%		2.14%	2.36	%†
Portfolio turnover rate††	122%		48%	89%
Undistributed net investment income included in price of units issued and redeemed**#	$(0.00	)(b)	$(0.01)	$0.09

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

?  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 20, 2008, first day trading on the Exchange) to October 31, 2008 was (39.44)%. The share price total return from Fund Inception to October 31, 2008 was (41.13)%.

(b)  Amount represents less than $0.005.

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PowerShares RiverFront Tactical Balanced Growth Portfolio

	Year Ended October 31,		For the Period May 16, 2008* Through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$10.93	$9.58	$15.10
Net investment income**	0.22	0.25	0.19
Net realized and unrealized gain (loss) on investments	1.22	1.33	(5.60)
TOTAL FROM INVESTMENT OPERATIONS	1.44	1.58	(5.41)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.24)	(0.23)	(0.11)
NET ASSET VALUE AT END OF PERIOD	$12.13	$10.93	$9.58
SHARE PRICE AT END OF PERIOD***	$12.14	$11.01	$9.34
NET ASSET VALUE TOTAL RETURN****	13.33%	16.88%	(36.04	)%(a)
SHARE PRICE TOTAL RETURN****	12.60%	20.75%	(37.64	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$15,166	$9,837	$7,666
RATIO TO AVERAGE NET ASSETS OF:
Expenses?	0.25%	0.26%	0.25	%†
Net investment income	1.99%	2.63%	3.58	%†
Portfolio turnover rate††	204%	57%	78%
Undistributed net investment income included in price of units issued and redeemed**#	$0.04	$0.01	$0.06

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

?  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 20, 2008, first day of trading on the Exchange) to October 31, 2008 was (35.74)%. The share price total return from Fund Inception to October 31, 2008 was (38.01)%.

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PowerShares RiverFront Tactical Growth & Income Portfolio

	Year Ended October 31,		For the Period May 16, 2008* Through October 31,
	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$11.55	$10.20	$15.08
Net investment income**	0.29	0.29	0.20
Net realized and unrealized gain (loss) on investments	1.02	1.34	(4.96)
TOTAL FROM INVESTMENT OPERATIONS	1.31	1.63	(4.76)
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.26)	(0.28)	(0.12)
NET ASSET VALUE AT END OF PERIOD	$12.60	$11.55	$10.20
SHARE PRICE AT END OF PERIOD***	$12.61	11.54	$10.46
NET ASSET VALUE TOTAL RETURN****	11.53%	16.33%	(31.74	)%(a)
SHARE PRICE TOTAL RETURN****	11.68%	13.30%	(30.02	)%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000 's omitted)	$15,124	$11,545	$7,142
RATIO TO AVERAGE NET ASSETS OF:
Expenses?	0.25%	0.26%	0.25	%†
Net investment income	2.42%	2.80%	3.64	%†
Portfolio turnover rate††	162%	67%	67%
Undistributed net investment income included in price of units issued and redeemed**#	$0.03	$0.03	$0.07

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

?  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(a)  The net asset value total return from Fund Inception (May 20, 2008, first day trading on the Exchange) to October 31, 2008 was (31.56)%. The share price total return from Fund Inception to October 31, 2008 was (30.94)%.

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Index Providers

RiverFront is the Index Provider for the PowerShares RiverFront Tactical Balanced Growth Portfolio and the PowerShares RiverFront Tactical Growth & Income Portfolio and Ibbotson is the Index Provider for the PowerShares Ibbotson Alternative Completion Portfolio. Neither RiverFront nor Ibbotson is affiliated with the Trust, the Adviser or the Distributor.

No entity that creates, compiles, sponsors or maintains an Underlying Index is or will be an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, or an affiliated person of an affiliated person, of the Trust, the Adviser, the Distributor or a promoter of a Fund.

Neither the Adviser nor any affiliate of the Adviser has any rights to influence the selection of the securities in the Underlying Indexes.

Disclaimers

The RiverFront Global Tactical Balanced Growth Index and RiverFront Global Tactical Balanced Growth & Income Index are trademarks of RiverFront and the Ibbotson Alternative Completion Index is a trademark of Ibbotson and each index has been licensed for use for certain purposes to the Adviser.

Fund	Underlying Index
PowerShares Ibbotson Alternative Completion Portfolio	Ibbotson Alternative Completion IndexTM

PowerShares RiverFront Tactical Balanced Growth Portfolio	RiverFront Global Tactical Balanced Growth IndexTM

PowerShares RiverFront Tactical Growth & Income Portfolio	RiverFront Global Tactical Balanced Growth & Income IndexTM

The Funds are not sponsored, endorsed, sold or promoted by RiverFront or Ibbotson, and neither company makes any representation regarding the advisability of investing in Shares of the Funds.

PowerShares Ibbotson Alternative Completion Portfolio is not sponsored, endorsed, sold or promoted by Ibbotson. Ibotson makes no representation or warranty, express or implied, to the owners of PowerShares Ibbotson Alternative Completion Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Ibbotson Alternative Completion Portfolio in particular or the ability of the Ibbotson Alternative Completion Index to track general stock market performance. Ibbotson's only relationship to the Adviser is the licensing of certain service marks and service names of Ibbotson and of the Ibbotson Alternative Completion Index which is determined, composed and calculated by Ibbotson without regard to the Adviser or PowerShares Ibbotson Alternative Completion Portfolio. Ibbotson has no obligation to take the needs of the Adviser or the owners of PowerShares Ibbotson Alternative Completion Portfolio into consideration in determining, composing or calculating the Ibbotson Alternative Completion Index. Ibbotson is not responsible for and has not participated in the determination of the

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prices and amount of PowerShares Ibbotson Alternative Completion Portfolio or the timing of the issuance or sale of PowerShares Ibbotson Alternative Completion Portfolio or in the determination or calculation of the equation by which PowerShares Ibbotson Alternative Completion Portfolio is converted into cash. Ibbotson has no obligation or liability in connection with the administration, marketing or trading of PowerShares Ibbotson Alternative Completion Portfolio.

IBBOTSON DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE IBBOTSON ALTERNATIVE COMPLETION INDEX OR ANY DATA INCLUDED THEREIN AND IBBOTSON SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. IBBOTSON MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OR USERS OF POWERSHARES IBBOTSON ALTERNATIVE COMPLETION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IBBOTSON ALTERNATIVE COMPLETION INDEX OR ANY DATA INCLUDED THEREIN. IBBOTSON MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO POWERSHARES IBBOTSON ALTERNATIVE COMPLETION PORTFOLIO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IBBOTSON HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Trust and its common shares are not sponsored, endorsed, sold or promoted by RiverFront. RiverFront makes no representation or warranty, express or implied, to the shareholders of PowerShares RiverFront Tactical Balanced Growth Portfolio or PowerShares RiverFront Tactical Growth & Income Portfolio (collectively, the "RiverFront Funds") or any member of the public regarding the advisability of investing in securities generally or in the RiverFront Funds particularly or the ability of any data supplied by RiverFront to track general stock market performance. RiverFront's only relationship to the RiverFront Funds is the licensing of certain trademarks and trade names of RiverFront and of the data supplied by RiverFront which is determined, composed and calculated by RiverFront without regard to the RiverFront Funds or their common shares. RiverFront has no obligation to take the needs of the Adviser or the shareholders of the RiverFront Funds into consideration in determining, composing or calculating the data supplied by RiverFront. RiverFront is not responsible for and has not participated in the determination of the prices of the RiverFront Funds or their common shares or the timing of the issuance or sale of such RiverFront Funds or their common shares. RiverFront has no obligation or liability in connection with the administration, marketing or trading of the RiverFront Funds or their common shares.

RIVERFRONT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. RIVERFRONT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE DATA SUPPLIED BY RIVERFRONT OR ANY DATA INCLUDED THEREIN. RIVERFRONT MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY RIVERFRONT OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RIVERFRONT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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None of PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio is sponsored, endorsed, sold or promoted by FTSE, and FTSE does not make any representation regarding the advisability of investing in Shares of these Funds.

FTSE makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. As the index provider, FTSE's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of the FTSE, FTSE RAFI Developed Markets ex US Index, FTSE RAFI Developed ex US Mid Small 1500 Index and the FTSE RAFI Developed ex US Index.

The Shares of PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE, by the London Stock Exchange Plc (the "London Exchange"), by The Financial Times Limited ("FT") or by Research Affiliates LLC ("Research Affiliates®"), and neither FTSE nor the London Exchange nor FT nor Research Affiliates® makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the underlying sector indexes or underlying index and/or the figure at which the said underlying sector indexes or underlying index stand at any particular time on any particular day or otherwise. The underlying sector indexes and underlying index are compiled and calculated by FTSE in conjunction with Research Affiliates®. However, neither FTSE nor the Exchange nor FT nor Research Affiliates® shall be liable (whether in negligence or otherwise) to any person for any error in the underlying sector indexes or the underlying index, and neither FTSE nor the Exchange nor FT nor Research Affiliates® shall be under any obligation to advise any person of any error therein.

"FTSE®" is a trademark of the London Exchange and FT and is used by the Adviser under license. "Research Affiliates®" and "Fundamental Index®" are trademarks of Research Affiliates®.

The underlying indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. FTSE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the underlying indexes. FTSE is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. FTSE has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. FTSE does not guarantee the accuracy and/or the completeness of the underlying indices or any data included therein, and FTSE shall have no liability for any errors, omissions, or interruptions therein. FTSE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the underlying indices, trading based on the underlying indices, any data included therein in connection with PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio or for any other use. FTSE expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the underlying indices or any data included therein, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, the Trust or the Shares except

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as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall FTSE have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the underlying indices or any data included therein, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

Research Affiliates® has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of Research Affiliates®, the Fundamental Index® methodology, a non-capitalization method for creating and weighting of an index of securities, (US Patent No. 7,620,577; Patent Pending Publ. Nos. US-2005-0171884-A1, US-2006-0149645-A1, US-2007-0055598-A1, US-2008-0288416-A1, US-2010-0063942-A1, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). "Fundamental Index®" and/or "Research Affiliates Fundamental Index®" and/or "RAFI" and/or all other Research Affiliates® trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates®.

Mergent's only relationship to the Adviser is Mergent's licensing to the Adviser certain Mergent trademarks, the underlying indexes and trade names, which are composed by Mergent without regard to the Adviser, these Funds or any investor. The Funds and their Shares are not sponsored, endorsed, sold or promoted by Mergent. Mergent makes no representation or warranty, express or implied, to the shareholders of these Funds or any member of the public regarding the advisability of investing in securities generally or in these Funds particularly or the ability of any data supplied by Mergent to track general stock market performance. Mergent's only relationship to the Adviser is the licensing of certain trademarks and trade names of Mergent and of the data supplied by Mergent which is determined, composed and calculated by Mergent without regard to these Funds or their Shares. Mergent has no obligation to take the needs of the Adviser or the shareholders of the Funds into consideration in determining, composing or calculating the data supplied by Mergent. Mergent is not responsible for and has not participated in the determination of the prices of the Shares of the Funds or the timing of the issuance or sale of such Shares. Mergent has no obligation or liability in connection with the administration, marketing or trading of these Funds or their Shares.

MERGENT DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. MERGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, THEIR SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY MERGENT OR ANY DATA INCLUDED THEREIN. MERGENT MAKES NO EXPRESS OR IMPLIED WARRRANITES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY MERGENT® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in Shares of the Funds or the ability of the Funds to track the performance of any sector of the stock market. As the intellidex provider, the NYSE Arca's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and Dynamic

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Consumer Discretionary Sector IntellidexSM Index, Dynamic Energy Sector IntellidexSM Index, Dynamic Financial Sector IntellidexSM Index, Dynamic Healthcare Sector IntellidexSM Index, Dynamic Industrials Sector IntellidexSM Index, Dynamic Insurance IntellidexSM Index, Dynamic Large Cap IntellidexSM Index, Dynamic Networking IntellidexSM Index Dynamic Pharmaceuticals IntellidexSM Index, Dynamic Technology Sector IntellidexSM Index, Dynamic Biotechnology & Genome IntellidexSM Index, Dynamic Basic Materials Sector IntellidexSM Index, Dynamic Mid Cap IntellidexSM Index, Dynamic Software IntellidexSM Index and Dynamic Utilities IntellidexSM Index, which are determined, composed and calculated by NYSE Arca without regard to the Funds. NYSE Arca has no obligation to take the needs of the owners of Shares into consideration in determining, composing or calculating the underlying intellidexes. NYSE Arca is not responsible for and has not participated in any determination or calculation made with respect to issuance or redemption of Shares.

The underlying intellidexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. NYSE Arca has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the underlying intellidexes. NYSE Arca is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. NYSE Arca has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN AND NYSE ARCA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. THE AMEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE DISTRIBUTOR, THE ADVISER, THE TRUST OR OWNERS OF SHARES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INTELLIDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"BofA Merrill Lynch" and "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" are reprinted with permission. © Copyright 2009 Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"). All rights reserved. PowerShares Preferred Portfolio is not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM. The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM is the exclusive property of BofA Merrill Lynch and/or its affiliates. "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" is a service mark of BofA Merrill Lynch and/or its affiliates and has been licensed for use for certain purposes by PowerShares on behalf of PowerShares Preferred Portfolio. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM makes any representation or warranty, express or implied, to the shareholders of PowerShares Preferred Portfolio or any member of the public

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regarding the advisability of investing in securities generally or in PowerShares Preferred Portfolio particularly or the ability of the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM, which is determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to PowerShares, PowerShares Preferred Portfolio or the shareholders of PowerShares Preferred Portfolio. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM has any obligation to take the needs of PowerShares, PowerShares Preferred Portfolio or the shareholders of PowerShares Preferred Portfolio into consideration in determining, composing or calculating the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM to PowerShares or PowerShares Preferred Portfolio beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM is responsible for or has participated in the determination of the timing, pricing, or quantities of PowerShares Preferred Portfolio to be issued or in the determination or calculation of the equation by which PowerShares Preferred Portfolio is to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM has any obligation or liability in connection with the administration, marketing or trading of PowerShares Preferred Portfolio. BofA Merrill Lynch and its affiliates do not provide investment advice to PowerShares or PowerShares Preferred Portfolio and are not responsible for the performance of PowerShares Preferred Portfolio.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES, POWERSHARES PREFERRED PORTFOLIO, SHAREHOLDERS OF POWERSHARES PREFERRED PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL

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LYNCH CORE FIXED RATE PREFERRED SECURITIES INDEXSM HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND POWERSHARES.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch's permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.

S-Network Emerging Infrastructure Builders IndexSM is a service mark of S-Network Global Indexes, LLCSM ("S-NET") and has been licensed for use by the Adviser. PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-NET and S-NET makes no representation regarding the advisability of investing in such product.

PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-NET. S-NET makes no representation or warranty, express or implied, to the owners of PowerShares Emerging Markets Infrastructure Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Emerging Markets Infrastructure Portfolio particularly or the ability of the S-Network Emerging Infrastructure Builders IndexSM to track the performance of the securities market. S-NET's only relationship to the Licensee is the licensing of certain service marks and trade names of S-NET and of the S-Network Emerging Infrastructure Builders IndexSM, which is determined, composed and calculated by S-NET without regard to the Licensee or PowerShares Emerging Markets Infrastructure Portfolio. S-NET has no obligation to take the needs of the Licensee or the owners of PowerShares Emerging Markets Infrastructure Portfolio into consideration in determining, composing or calculating the S-Network Emerging Infrastructure Builders IndexSM. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of PowerShares Emerging Markets Infrastructure Portfolio to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Infrastructure Portfolio.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares Global Agriculture Portfolio, PowerShares Global Gold and Precious Metals Portfolio and PowerShares MENA Frontier Countries Portfolio are not

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sponsored, endorsed, sold or promoted by NASDAQ OMX or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the applicable Fund. The Corporations make no representation or warranty, express or implied, to the owners of the applicable Fund or any member of the public regarding the advisability of investing in securities generally or in the applicable Fund particularly, or the ability of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Middle East North Africa IndexSM to track general stock market performance. The Corporations' only relationship to PowerShares ("Licensee") is in the licensing of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Middle East North Africa IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Middle East North Africa IndexSM, which are determined, composed and calculated by NASDAQ OMX without regard to Licensee or the applicable Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the applicable Fund into consideration in determining, composing or calculating the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Middle East North Africa IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the applicable Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM , NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SUCH FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares S&P 500 BuyWrite Portfolio is not sponsored, endorsed, sold or promoted by the CBOE and CBOE does not make any representation regarding the advisability of investing in Shares of the Funds. The CBOE makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly.

The CBOE S&P 500 BuyWrite Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. The CBOE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the CBOE

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S&P 500 BuyWrite Index. The CBOE has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures, relating to the Shares. The CBOE is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. The CBOE has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. The CBOE does not guarantee the accuracy and/or the completeness of the CBOE S&P 500 BuyWrite Index or any data included therein, and the CBOE shall have no liability for any errors, omissions, or interruptions therein. The CBOE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the underlying indices or any data included therein. The CBOE makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE S&P 500 BuyWrite Index or any data included therein, the Fund, the Trust or the Shares. Without limiting any of the foregoing, in no event shall the CBOE have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the CBOE S&P 500 BuyWrite Index or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the CBOE S&P 500 BuyWrite Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the CBOE S&P 500 BuyWrite Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the CBOE S&P 500 BuyWrite Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the CBOE S&P 500 BuyWrite Index even if notified of the possibility of such damages.

Zacks Investment Research's ("Zacks") only relationship to the Adviser, the Trust or the Distributor is Zack's licensing to the Adviser certain Zacks trademarks, indexes and trade names, which are composed by Zacks without regard to the Adviser, the Funds or any investor.

The only relationship that Zacks has with the Adviser or Distributor of PowerShares Zacks Micro Cap Portfolio in connection with PowerShares Zacks Micro Cap Portfolio is that Zacks has licensed certain of its intellectual property, including the determination of the component stocks of the underlying index and the name of the Zacks Micro Cap Index. The Zacks Micro Cap Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Zacks Micro Cap Portfolio. Zacks has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Zacks Micro Cap Portfolio into consideration in the determination and calculation of the Zacks Micro Cap Index. Zacks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the shares of PowerShares Zacks Micro Cap Portfolio or in the determination or calculation of the asset value of PowerShares Zacks Micro Cap Portfolio. Zacks does not have any obligation or liability in connection with the administration, marketing or trading of PowerShares Zacks Micro Cap Portfolio.

ZACKS SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS RELATED TO POWERSHARES ZACKS SMALL CAP PORTFOLIO OR THE ZACKS SMALL CAP INDEX. ZACKS MAKES NO

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WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF POWERSHARES ZACKS SMALL CAP PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. ZACKS DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES ZACKS SMALL CAP PORTFOLIO, TO THE ZACKS SMALL CAP INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ZACKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH POWERSHARES ZACKS SMALL CAP PORTFOLIO OR THE ZACKS SMALL CAP INDEX, EVEN IF ZACKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PowerShares DWA Technical LeadersTM Portfolio is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, Inc. ("Dorsey Wright") and Dorsey Wright does not make any representation regarding the advisability of investing in Shares of such Funds.

There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright® Developed Markets Technical Leaders Index, for use by the Adviser. Such trademarks, trade names and underlying indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of PowerShares DWA Developed Markets Technical Leaders Portfolio and/or any prospective investor. The Adviser has arranged with Dorsey, Wright & Associates, Inc. to license ETF Investment Models, such as the underlying indexes based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any Model such as the underlying indexes to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor's portfolio should be devoted to any ETF product developed by the Adviser with reference to a Dorsey Wright Investment Model is a determination made solely by the Adviser serving the investor or the investor himself, not Dorsey, Wright & Associates, Inc.

Dorsey Wright is not responsible for and has not participated in the determination of the prices and amount of Shares, the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the underlying indexes or any data included therein. Dorsey Wright shall have no liability for any errors, omissions or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the underlying indexes, or any data included therein in connection with PowerShares DWA Developed Markets Technical Leaders Portfolio, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to PowerShares DWA Developed Markets Technical Leaders Portfolio or underlying indexes or to any data included therein, except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the underlying indexes or any data included

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therein, even if notified of the possibility of such damages. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares DWA Developed Markets Technical Leaders Portfolio, owners of the Shares of PowerShares DWA Developed Markets Technical Leaders Portfolio or any other person or entity from the use of the underlying indexes or any data included therein.

PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by DB, and DB does not make any representation regarding the advisability of investing in shares of PowerShares Emerging Markets Sovereign Debt Portfolio.

DB makes no representation or warranty, express or implied, to the owners of shares of PowerShares Emerging Markets Sovereign Debt Portfolio or any member of the public regarding the advisability of investing in securities generally or in shares of PowerShares Emerging Markets Sovereign Debt Portfolio particularly. As the index provider for PowerShares Emerging Markets Sovereign Debt Portfolio, DB's only relationship to the Distributor, the Adviser or the Trust is through the licensing of certain trademarks and trade names of DB and the DB Emerging Market USD Liquid Balanced Index. NYSE Arca acts as the exchange on which the shares of PowerShares Emerging Markets Sovereign Debt Portfolio are traded.

The DB Emerging Market USD Liquid Balanced Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of shares of PowerShares Emerging Markets Sovereign Debt Portfolio. DB has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of shares of PowerShares Emerging Markets Sovereign Debt Portfolio into consideration when determining, composing or calculating the DB Emerging Market USD Liquid Balanced Index. DB is not responsible for and has not participated in the determination of the prices and amount of shares of PowerShares Emerging Markets Sovereign Debt Portfolio or the timing of the issuance or sale of shares of PowerShares Emerging Markets Sovereign Debt Portfolio or in the determination of any financial calculations relating thereto. DB has no obligation or liability in connection with the administration of the Trust or marketing of the shares of PowerShares Emerging Markets Sovereign Debt Portfolio. DB does not guarantee the accuracy and/or the completeness of the DB Emerging Market USD Liquid Balanced Index or any data included therein, and DB shall have no liability for any errors, omissions, or interruptions therein. DB makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of shares of PowerShares Emerging Markets Sovereign Debt Portfolio, or any other person or entity, from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein. DB makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DB Emerging Market USD Liquid Balanced Index or any data included therein, PowerShares Emerging Markets Sovereign Debt Portfolio, the Trust or the shares of PowerShares Emerging Markets Sovereign Debt Portfolio. Without limiting any of the foregoing, in no event shall DB have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein, PowerShares Emerging Markets Sovereign Debt Portfolio, the Trust or the shares of PowerShares Emerging Markets Sovereign Debt Portfolio, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the DB Emerging Market USD Liquid Balanced Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by PowerShares Emerging Markets Sovereign Debt Portfolio, owners of the shares of PowerShares Emerging Markets Sovereign

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Debt Portfolio or any other person or entity from the use of the DB Emerging Market USD Liquid Balanced Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the DB Emerging Market USD Liquid Balanced Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the DB Emerging Market USD Liquid Balanced Index, even if notified of the possibility of such damages.

"Deutsche Bank" and "DB Emerging Market USD Liquid Balanced IndexSM" are reprinted with permission. ©Copyright 2007 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and DB Emerging Market USD Liquid Balanced IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any of its affiliates of subsidiaries. Deutsche Bank AG and Deutsche Bank Securities Inc., as index provider, make no representation, express or implied, regarding the advisability of investing in this product. As the index provider, Deutsche Bank AG and Deutsche Bank Securities Inc. are licensing certain trademarks, the underlying index and trade names which are composed by Deutsche Bank AG and Deutsche Bank Securities Inc. without regard to this index, this product or any investor.

PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG, including Deutsche Bank Securities Inc. The Deutsche Bank DB Emerging Market USD Liquid Balanced Index is the exclusive property of Deutsche Bank AG. "Deutsche Bank" and "DB Emerging Market USD Liquid Balanced Index" are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index makes any representation or warranty, express or implied, concerning the DB Emerging Market USD Liquid Balanced Index, PowerShares Emerging Markets Sovereign Debt Portfolio or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index has any obligation to take the needs of PowerShares Emerging Markets Sovereign Debt Portfolio, the Adviser, or its clients into consideration when determining, composing or calculating the DB Emerging Market USD Liquid Balanced Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of PowerShares Emerging Markets Sovereign Debt Portfolio. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Emerging Market USD Liquid Balanced Index has any obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Sovereign Debt Portfolio.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS,

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OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO FROM THE USE OF THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DB EMERGING MARKET USD LIQUID BALANCED INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCH BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB EMERGING MARKET USD LIQUID BALANCED INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank's permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank.

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark and service mark of Bloomberg Finance L.P. ("Bloomberg") and has been licensed for use by the Adviser. Bloomberg is not affiliated with the Adviser or PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg does not: (i) approve, endorse, review or recommend the Adviser or PowerShares VRDO Tax-Free Weekly Portfolio, (ii) guarantee the correctness or completeness of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or other information furnished in connection with the Bloomberg US Municipal AMT-Free Weekly VRDO Index, (iii) warrant, expressly or impliedly, the results to be obtained by the Adviser, the Adviser's customers, owners of PowerShares VRDO Tax-Free Weekly Portfolio, or any other person or entity from the use of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or any data included therein. Bloomberg, its employees, subcontractors, agents, suppliers and vendors shall have no liability or responsibility, contingent or otherwise, for any injury or damages arising out of any errors, inaccuracies, omissions or any other failure in connection with Bloomberg US Municipal AMT-Free Weekly VRDO Index or PowerShares VRDO Tax-Free Weekly Portfolio.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or underlying indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special,

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exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or underlying indexes or any data included therein, even if notified of the possibility of such damages.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

Other Information

For purposes of the 1940 Act, the Funds are treated as registered investment companies and the acquisition of Shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market

97

transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Funds' SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to shareholders, as applicable. In the Funds' Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. More information about the fees, expenses, investment objectives, strategies and risks of the PowerShares ETFs in which the Funds invest may be found in the prospectus for each PowerShares ETF at www.InvescoPowerShares.com. If you have questions about the Funds, the Shares, the Underlying ETFs or you wish to obtain the SAI or Annual and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:  Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Funds (including the SAI) and the Underlying ETFs can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus, and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

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PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PS-PRO-11

PowerShares
Exchange-Traded Fund Trust II

PowerShares CEF Income Composite Portfolio
(NYSE Arca, Inc.—PCEF)

February 28, 2011

The U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

3	Summary Information

9	Additional Information About the Fund's Strategies and Risks

17	Portfolio Holdings

17	Management of the Fund

19	How to Buy and Sell Shares

20	Frequent Purchases and Redemptions of Shares

20	Dividends, Distributions and Taxes

22	Distributor

22	Net Asset Value

23	Fund Service Providers

23	Financial Highlights

25	Index Provider

25	Disclaimers

27	Other Information

2

PowerShares CEF Income Composite Portfolio

Summary Information

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S-Network Composite Closed-End Fund IndexSM (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.50%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	1.12%
Total Annual Fund Operating Expenses	1.62%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years	5 Years	10 Years
$165	$511	$881	$1,992

(1)  "Acquired Fund Fees and Expenses" sets forth the Fund's pro rata portion of the cumulative expenses charged by the Underlying Funds (as defined herein) in which the Fund invests. These expenses are based on the total expense ratio of the Underlying Funds disclosed in each Underlying Fund's most recent shareholder report. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements with the result that the information presented in the table will differ from that presented in the Fund's financial highlights.

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Portfolio Turnover

The Fund will pay transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. From February 16, 2010 (commencement of operations) to October 31, 2010, the Fund's portfolio turnover rate was 29% of the average value of its portfolio, excluding the value of portfolio securities received or delivered as a result of the Fund's in-kind creations and redemptions.

Principal Investment Strategies

The Fund will invest at least 90% of its total assets in securities of funds included in the Underlying Index. The Fund is a "fund of funds," as it invests its assets in the common shares of funds included in the Underlying Index rather than in individual securities.

The Underlying Index is compiled, maintained and calculated by S-Network Global Indexes, LLC (the "Index Provider") and tracks the overall performance of a global universe of U.S.-listed closed-end funds that are organized under the laws of the United States selected by the Index Provider. As of December 31, 2010, the Underlying Index included 116 closed-end funds (the "Underlying Funds"), of which approximately 44.4% of the Underlying Funds' total assets were invested in taxable investment grade fixed-income securities, approximately 20.3% of the Underlying Funds' total assets were invested in taxable high yield fixed-income securities and approximately 35.4% of the Underlying Funds' total assets were invested in taxable equity options. The Underlying Index may include closed-end funds that are advised by an affiliate of Invesco PowerShares Capital Management LLC (the "Adviser").

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of the Fund

The following summarizes the principal risks that have been identified for the Fund.

Fund of Funds Risk. The Fund's investment performance, because it is a fund of funds, largely depends on the investment performance of the Underlying Funds in which it invests. An investment in the Fund is subject to the risks associated with the Underlying Funds that comprise the Underlying Index. The Fund will indirectly pay a proportional share of the fees and expenses of the Underlying Funds in which it invests including their investment advisory and administration fees, while continuing to pay its own unitary management fee. As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in the Underlying Funds. In addition, at times certain segments of the market represented by constituent Underlying Funds in the Underlying Index may be out of favor and underperform other segments.

Investments in Closed-End Investment Companies. The shares of closed-end investment companies may trade at a discount or premium to, or at, their net asset value ("NAV").

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The securities of closed-end investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund's long-term returns on such securities (and, indirectly, the long-term returns of the Shares) will be diminished.

The Fund is subject to provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one Underlying Fund to 3% of the Underlying Fund's total outstanding stock. As a result, the Fund may hold a smaller position in an Underlying Fund than if it were not subject to this restriction. To comply with provisions of the 1940 Act, on any matter upon which the Underlying Fund shareholders are solicited to vote, the Adviser will vote Underlying Fund shares in the same general proportion as shares held by other shareholders of the Underlying Fund.

Underlying Funds Risk. The Fund may be subject to the following risks as a result of its investment in the Underlying Funds:

Interest Rate Risk. Fixed-income securities' prices generally fall as interest rates rise; conversely, fixed-income securities' prices generally rise as interest rates fall.

Credit Risk. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of an Underlying Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the fund's income level and share price.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option.

Derivatives Risk. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

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Leverage Risk. Leverage may result from ordinary borrowings, or may be inherent in the structure of certain Underlying Fund investments such as derivatives. If the prices of those investments decrease, or if the cost of borrowing exceeds any increase in the prices of those investments, the net asset value of the Underlying Fund's Shares will decrease faster than if the Underlying Fund had not used leverage. To repay borrowings, an Underlying Fund may have to sell investments at a time and at a price that is unfavorable to the Underlying Fund. Interest on borrowings is an expense the Underlying Fund would not otherwise incur. Leverage magnifies the potential for gain and the risk of loss. If an Underlying Fund uses leverage, there can be no assurance that the Underlying Fund's leverage strategy will be successful.

Counterparty Risk. To the extent that an Underlying Fund engages in derivative transactions, it will be subject to credit risk with respect to the counterparties. The Underlying Fund may obtain only a limited or no recovery or may experience significant delays in obtaining recovery under derivative contracts if a counterparty experiences financial difficulties and becomes bankrupt or otherwise fails to perform its obligations under a derivative contract.

Senior Loans Risk. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund's NAV and income distributions. In addition, an Underlying Fund may have to sell securities at lower prices than it otherwise would to meet cash needs or it may have to maintain a greater portion of its assets in cash equivalents than it otherwise would because of impairments and limited liquidity of the collateral supporting a senior loan, which could negatively affect the Underlying Fund's performance.

Foreign and Emerging Market Securities Risk. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities. Foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets.

Liquidity Risk. Closed-end funds are not limited in their ability to invest in illiquid securities. Securities with reduced liquidity involve greater risk than securities with more liquid markets. Market quotations for securities not traded on national exchanges may vary over time, and if the credit quality of a fixed-income security unexpectedly declines, secondary trading of that security may decline for a period of time. In the event that an Underlying Fund voluntarily or involuntarily liquidates portfolio assets during periods of infrequent trading, it may not receive full value for those assets.

Concentration Risk. If an Underlying Fund is focused in an industry or group of industries, the value of the Underlying Fund's shares may rise and fall more than the value of shares of a fund that invests in a broader range of securities.

6

Inflation Risk. The value of assets or income from investment will be worth less in the future as inflation decreases the value of money.

Deflation Risk. Prices throughout the economy may decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of an Underlying Fund's portfolio.

Mortgage-Backed and Asset-Backed Securities Risk. Investments in mortgage- and asset-backed securities are subject to prepayment or call risk, which is the risk that payments from the borrower may be received earlier than expected due to changes in the rate at which the underlying loans are prepaid. Securities may be prepaid at a price less than the original purchase value.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies.

Recent Developments in Financial Markets. Recent developments in the financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in U.S. markets and abroad have caused firms in the financial services sector to take significant losses. A significant decline in the value of an Underlying Fund's portfolio would likely result in a significant decline in the value of an investment in the Underlying Fund.

Anti-Takeover Provisions Risk. The organizational documents of certain of the Underlying Funds include provisions that could limit the ability of other entities or persons to acquire control of the Underlying Fund or to change the composition of its board, which could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Underlying Fund.

See "Additional Information About the Fund's Strategies and Risks — Risks Associated with Investing in the Underlying Funds."

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions or cost constraints.

Sampling Risk. The Fund's use of a representative sampling approach may result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

7

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The Fund began operations as of February 16, 2010, and therefore does not have a performance history for a full calendar year. Updated performance information is available online at www.InvescoPowerShares.com and will provide some indication of the risks of investing in the Fund.

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President of Portfolio Management Vice President of the Trust	Since inception of the Adviser

Michael Jeanette	Vice President and Portfolio Manager of the Adviser	Since inception

Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	April 2010

Brian Picken	Portfolio Manager of the Adviser	October 2010

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of a basket of securities.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of shares may result in capital gain or loss.

8

Additional Information About the Fund's Strategies and Risks

Principal Investment Strategies

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund will invest in the Underlying Funds comprising the Underlying Index in proportion to the weightings in the Underlying Index to the extent practicable; however, due to limitations under the 1940 Act with respect to investments in other investment companies, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. Sampling involves the use of quantitative analysis to select securities from the Underlying Index universe to obtain a representative sample of securities that resemble the Underlying Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Fund generally expects to hold less than the total number of securities in the Underlying Index, but reserves the right to hold as many securities as the Adviser believes necessary to achieve the Fund's investment objective.

Additional information about the Fund's Underlying Index construction is set forth below.

The Underlying Index is reconstituted and rebalanced quarterly. The number of constituents comprising the Underlying Index varies based on the number of closed-end funds that meet the Underlying Index's eligibility criteria at each quarterly rebalancing. Underlying Index constituents are selected from a universe of approximately 350 closed-end funds that: (i) are organized under the laws of the United States and in compliance with all applicable laws and regulations applicable to closed-end funds, (ii) have a stated investment objective of concentration in the taxable fixed-income, high yield fixed-income or option income sector; (iii) trade on a recognized North American stock exchange that provides a "last closing price", (iv) have a minimum capitalization value greater than $100 million and (v) have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date. An Underlying Index constituent must also maintain a total expense ratio below a certain threshold. The threshold will vary depending upon prevailing interest rates. The reference threshold is 2% and is based on the 30-day LIBOR rate of 0.25%. The threshold will increase or decrease from this level by a factor of 30% of the difference between the reference LIBOR rate of 0.25% and the LIBOR rate on the record date. Once included in the Underlying Index, a closed-end fund may exceed the eligibility threshold by up to 10% of the eligibility threshold. Any current Underlying Index constituent that exceeds the eligibility threshold by more than 10% will be deleted from the Underlying Index.

Underlying Index constituents are then weighted based on their net assets, adjusted for their average share price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended. Closed-end funds whose shares have traded at average premiums of 20% (plus or minus the average premium/discount for all eligible constituents) or more to their NAVs for the 10 business days prior to the Wednesday preceding the third Friday

9

of the rebalancing month and closed-end funds whose market capitalization falls below $75 million on the rebalancing date will be excluded from the Underlying Index.

Underlying Index values are calculated each trading day and are distributed over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m., Eastern Time, under the symbol "CEFC." Underlying Index values are disseminated every 15 seconds.

Rebalancing data, including constituent weights and related information, is posted on the Underlying Index's website (www.closedendfundindex.com) prior to the open on the next business day following the rebalancing date. A press announcement identifying additions and deletions to the Underlying Index will be issued not later than the Monday following the third Friday of the rebalancing month. Share weights of the constituents remain constant between quarters except in the event of certain types of corporate actions, including stock splits and reverse stock splits. Share weights of the Underlying Index are not adjusted between rebalancing dates for shares issued or shares repurchased. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following provides additional information about certain of the principal risks identified under "Principal Risks of Investing in the Fund" in the Fund's "Summary Information" section.

Non-Correlation Risk

The return of the Fund may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions or cost constraints. The Fund may fair value certain of the securities it holds. To the extent the Fund calculates its NAV based on fair value prices, the Fund's ability to track the Underlying Index may be adversely affected.

Since the Underlying Index is not subject to the diversification requirements to which the Fund must adhere, the Fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index.

The investment activities of one or more of the Adviser's affiliates, including other subsidiaries of the Adviser's parent company, Invesco Ltd., for their proprietary accounts and for client accounts may also adversely impact the Fund's ability to track the Underlying Index. For example, the Fund is subject to provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one Underlying Fund to 3% of the Underlying Fund's total outstanding stock. As a result, the Fund may be restricted in its ability to acquire particular securities due to positions held by the Adviser's affiliates.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

10

Risks of the Underlying Funds

The following provides additional information about certain risks that apply to the closed-end funds in which the Fund invests (and therefore risks of investing in the Fund).

Interest Rate Risk. Interest rate risk refers to the risk that fixed-income securities prices generally fall as interest rates rise; conversely, fixed-income securities' prices generally rise as interest rates fall. Specific fixed-income securities differ in their sensitivity to changes in interest rates depending on specific characteristics of each fixed-income security. A measure investors commonly use to determine this sensitivity is called duration. The longer the duration of a particular fixed-income security, the greater its price sensitivity to interest rates. Similarly, a longer duration portfolio of fixed-income securities has greater price sensitivity. Duration is determined by a number of factors including coupon rate, whether the coupon is fixed or floating, time to maturity, call or put features, and various repayment features.

Non-Investment Grade Securities Risk. Non-investment grade securities risk is a form of credit risk. Securities that are non-investment grade, commonly known as "junk bonds," are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. Non-investment grade securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of non-investment grade securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on non-investment grade securities will fluctuate. If the issuer of non-investment grade securities defaults, an Underlying Fund may incur additional expenses to seek recovery. The secondary markets in which non-investment grade securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which an Underlying Fund could sell a particular non-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the NAV of the Underlying Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of non-investment grade securities.

Options Risk. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, an Underlying Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When an Underlying Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Underlying Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Underlying Fund received when it wrote the option. While the Underlying Fund's

11

potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Underlying Fund risks a loss equal to the entire exercise price of the option minus the put premium.

The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked-to-market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Underlying Fund's capital appreciation potential on the underlying security.

Over-the-counter ("OTC") options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The OTC options written by an Underlying Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Underlying Fund's ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Underlying Fund may be unable to liquidate an OTC option position.

The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. An Underlying Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Underlying Fund for writing the option. The value of index options written by an Underlying Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options' expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by an Underlying Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short term and long term.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.

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Derivatives Risk. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and the Underlying Fund could lose more than the amount it invests. Many derivative transactions are entered into OTC (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Underlying Fund's counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Underlying Fund's contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Underlying Fund's rights as a creditor (e.g., the Underlying Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for the Underlying Fund's derivative positions at any time.

Senior Loans Risk. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce an Underlying Fund's NAV and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower's obligations in the event of the non-payment of scheduled interest or principal, or that the collateral could be readily liquidated. Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which certain Underlying Funds may be expected to invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of an Underlying Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Foreign and Emerging Market Securities Risk. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign and emerging market securities, and foreign and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign and emerging market securities are also subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign and emerging market securities may also be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions.

Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to

13

greater price fluctuations than securities in more developed markets. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Mortgage-Backed Securities Risk. Mortgage-backed securities represent a participation interest in a pool of residential mortgage loans originated by governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring an Underlying Fund to invest the proceeds at generally lower interest rates. Certain mortgage-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Asset-Backed Securities Risk. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal, regulatory and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities. Certain asset-backed securities may be more volatile, less liquid and more difficult to value than other traditional types of debt securities.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Recent Developments in Financial Markets. Recent developments in the financial markets illustrate that the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in markets in the U.S. and abroad have caused firms in the financial services sector to take significant losses relating to, among other

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things, sub-prime mortgages and the re-pricing of credit risk in the broadly syndicated loan market. General market uncertainty and consequent repricing of risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of instruments. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening of credit spreads and a lack of price transparency, with many investments remaining illiquid and of uncertain value. In addition, these market conditions may make valuation of some of the Underlying Funds' investments uncertain and/or result in sudden and significant valuation increases or declines in its holdings. A significant decline in the value of an Underlying Fund's portfolio would likely result in a significant decline in the value of an investment in the Underlying Fund.

The recent instability in the financial markets has led the U.S. and foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Underlying Funds invest, or the issuers of the securities in which the Underlying Funds invest, in unforeseeable ways that could have a material adverse effect on an Underlying Fund's business and operations. Such legislation or regulation could limit or preclude the Underlying Fund's ability to achieve its investment objectives. Furthermore, volatile financial markets can expose the Underlying Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Underlying Fund.

In addition, there can be no assurance that the actions taken by the U.S. and foreign governments, central banks and other governmental and regulatory bodies for the purpose of seeking to stabilize the financial markets will achieve the intended effect and further government or market developments could adversely affect the Underlying Funds.

Non-Principal Investment Strategies

As a principal investment strategy, the Fund will invest at least 90% of its total assets in securities of funds included in the Underlying Index. The Fund may invest its remaining assets in securities not included in the Underlying Index, in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securities index). Convertible securities and structured notes may be used by the Fund in seeking performance that corresponds to the Underlying Index and in managing cash flows. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange ("NYSE") is open) for additions and deletions to the Fund's Underlying Index to be reflected in the portfolio composition of the Fund.

Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") of PowerShares Exchange-Traded Fund Trust II (the "Trust") without shareholder approval, upon 60 days prior written notice to shareholders. Certain fundamental policies of the Fund are set forth in the Fund's Statement of Additional Information ("SAI"). See "Investment Strategies and Restrictions" in the SAI.

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Borrowing Money

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

Non-Principal Risks of Investing in the Fund

The following section provides additional risk information regarding investing in the Fund.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of funds traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Trading Issues

Trading in Shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in Shares inadvisable. In addition, trading in Shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Shares May Trade at Prices Different than NAV

The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on NYSE Arca. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Fund's Underlying Index trading individually or in the aggregate at any point in time.

In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

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Tax-Advantaged Structure of ETFs

Unlike interests in conventional mutual funds, which are typically only bought and sold at closing NAVs, the Fund's Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed principally in-kind. These in-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of the Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI, which is available at www.InvescoPowerShares.com.

Management of the Fund

The Adviser is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Adviser serves as the investment adviser to the Trust, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $18.6 billion as of December 31, 2010. The Trust is currently comprised of 45 exchange-traded funds.

The Adviser has overall responsibility as the Fund's investment adviser for the selection and ongoing monitoring of the Fund's investments, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources.

Portfolio Managers

Peter Hubbard, Vice President of the Trust, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Hubbard oversees a team of portfolio managers (with Mr. Hubbard, the "Portfolio Managers") who are responsible for the day-to-day management of the Fund. Mr. Hubbard receives management

17

assistance from Michael Jeanette, Jeffrey W. Kernagis and Brian Picken. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since its inception. Mr. Jeanette has been a Portfolio Manager of the Adviser since July 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Jeffrey W. Kernagis is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since April 2010. Mr. Kernagis has been a Portfolio Manager of the Adviser since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from October 2005 to September 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from January 2004 to October 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from March 1994 to February 2003.

Brian Picken is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since October 2010. Mr. Picken has been a Portfolio Manager of the Adviser since August 2010. Mr. Picken was an Associate Portfolio Manager for the Adviser from August 2009 to August 2010, an ETF Portfolio Operations Specialist for the Adviser from August 2008 to August 2009, and prior to that a Research Analyst for the Adviser from August 2007 to August 2008. He received a Bachelor of Arts from Wheaton College.

The Fund's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

The Fund pays the Adviser a unitary management fee equal 0.50% of its average daily net assets. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, Acquired Fund Fees and Expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Fund's expenses and to compensate the Adviser for providing services for the Fund.

A discussion regarding the Board's basis for approving the Investment Advisory Agreement with respect to the Fund is available in the semi-annual report to shareholders for the period ended April 30, 2010.

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How to Buy and Sell Shares

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment required. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund trade on NYSE Arca under the symbol "PCEF."

Share prices are reported in dollars and cents per Share.

Authorized Participants ("APs") may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof ("Creation Unit Aggregations"), and in accordance with the procedures described in the SAI.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Share Trading Prices

The trading prices of Shares of the Fund on NYSE Arca may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of the Fund, an amount representing on a per share basis the sum of the current market price of the securities ("Deposit Securities") accepted by the Fund in exchange for Shares of the Fund and an estimated cash component will be disseminated every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

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Frequent Purchases and Redemptions of Shares

Shares of the Fund may only be purchased and redeemed directly from the Fund in Creation Units by APs. The vast majority of trading in Shares of the Fund occurs on the secondary market, and does not involve the Fund directly. In-kind purchases and redemptions of Creation Units by APs and cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares of the Fund. Cash purchases and/or redemptions of Creation Units, however, can result in increased tracking error, disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV. To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund employs fair valuation pricing, and imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting trades. In addition, the Adviser monitors trades by APs for patterns of abusive trading and the Fund reserves the right to not accept orders from APs that the Adviser has determined may be disruptive to the management of the Fund, or otherwise not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares of the Fund.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on NYSE Arca, and

•  You purchase or redeem Creation Units.

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Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund's income and net short-term capital gains, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these taxable years, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or Social Security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

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Other Taxes

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See "Taxes" in the SAI.

Distributor

Invesco Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in the Shares.

Net Asset Value

The Bank of New York Mellon ("BNYM") calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m., Eastern Time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are readily available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price that day as of the close of the exchange on which the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. If a security's market price is not readily available, the security will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the security's fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the

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Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect the Fund's ability to track its Underlying Index.

Fund Service Providers

BNYM, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for the Fund.

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, serves as legal counsel to the Fund.

PricewaterhouseCoopers LLP, 300 Madison, New York, New York 10017, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Financial Highlights

The financial highlights table below is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report for the fiscal year ended October 31, 2010, which is available upon request.

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	For the Period February 16, 2010* Through October 31, 2010
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$25.00
Net investment income**	1.03
Net realized and unrealized gain on investments	1.58
TOTAL FROM INVESTMENT OPERATIONS	2.61
DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income	(0.98)
Return of capital	(0.47)
TOTAL DISTRIBUTIONS	(1.45)
NET ASSET VALUE AT END OF PERIOD	$26.16
SHARE PRICE AT END OF PERIOD***	$26.18
NET ASSET VALUE TOTAL RETURN****	10.78	%(a)
SHARE PRICE TOTAL RETURN****	10.81	%(a)
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$166,094
RATIO TO AVERAGE NET ASSETS OF:
Expenses†	0.50	%††
Net investment income	5.90	%††
Portfolio turnover rate†††	29%
Undistributed net investment income included in price of units issued and redeemed**#	$0.10

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund's total return.

††  Annualized.

†††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share._

(a)  The net asset value total return from Fund Inception (February 19, 2010, first day of trading on the Exchange) to October 31, 2010 was 9.81%. The share price total return from Fund Inception to October 31, 2010 was 9.76%.

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Index Provider

The Underlying Index is calculated and maintained by the Index Provider. The Index Provider is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider. The Fund is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by the Index Provider ("S-NET"). S-NET makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the securities market. S-NET's only relationship to the Adviser is the licensing of certain service marks and trade names of S-NET and of the Underlying Index that is determined, composed and calculated by S-NET without regard to the Adviser or the Fund. S-NET has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

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Premium/Discount Information

Information regarding how often the Shares of the Fund traded on NYSE Arca at a price above (at a premium) or below (at a discount) the NAV of the Fund during the past four calendar quarters can be found at www.InvescoPowerShares.com.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.

Continuous Offering

The method by which Creation Unit Aggregations of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a Prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery

26

obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on NYSE Arca is satisfied by the fact that the Prospectus is available at NYSE Arca upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

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For More Information

For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Fund's SAI. The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI or Annual and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:   Invesco Distributors, Inc. at 1.800.983.0903
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:   PowerShares Exchange-Traded Fund Trust II
c/o Invesco Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, Texas 77046-1173

Visit:   www.InvescoPowerShares.com

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room, in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Fund's Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

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PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.InvescoPowerShares.com

P-PCEF-PRO-1

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2011

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated February 28, 2011 for the PowerShares Exchange-Traded Fund Trust II (the "Trust"), relating to the series of the Trust listed below, as they may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares 1-30 Laddered Treasury Portfolio	NYSE Arca, Inc.	PLW

PowerShares Build America Bond Portfolio	NYSE Arca, Inc.	BAB

PowerShares Emerging Markets Sovereign Debt Portfolio	NYSE Arca, Inc.	PCY

PowerShares Fundamental High Yield® Corporate Bond Portfolio	NYSE Arca, Inc.	PHB

PowerShares Insured California Municipal Bond Portfolio	NYSE Arca, Inc.	PWZ

PowerShares Insured National Municipal Bond Portfolio	NYSE Arca, Inc.	PZA

PowerShares Insured New York Municipal Bond Portfolio	NYSE Arca, Inc.	PZT

PowerShares International Corporate Bond Portfolio	NYSE Arca, Inc.	PICB

PowerShares Preferred Portfolio	NYSE Arca, Inc.	PGX

PowerShares VRDO Tax-Free Weekly Portfolio	NYSE Arca, Inc.	PVI

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund's 2011 Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of each Fund's Annual Report are incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 45 portfolios. This SAI relates to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio (each a "Fund" and, together, the "Funds" ). Because each Fund, except for the PowerShares Fundamental High Yield® Corporate Bond Porfolio, PowerShares Insured National Municipal Bond Portfolio, and PowerShares VRDO Tax-Free Weekly Portfolio, is "non-diversified," each such Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares."

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield of a specific benchmark index (each, an "Underlying Index"). Each Fund is managed by Invesco PowerShares Capital Management LLC (the "Adviser"), a wholly-owned subsidiary of Invesco Ltd.

Each Fund issues and redeems Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (100,000 Shares with respect to PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares Fundamental High Yield® Corporate Bond Portfolio) (each a "Creation Unit" or a "Creation Unit Aggregation"). Each of the PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio issues and redeems securities principally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a fixed transaction fee; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for cash. PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio issue and redeem Shares at NAV in Creation Unit Aggregations principally for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit, plus a fixed transaction fee; however, such Funds also reserve the right to permit or require Creation Units to be issued in exchange for Deposit Securities together with the deposit of a Cash Component. The Funds' Shares are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Shares trade on the Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading and trade throughout the day on NYSE Arca.

In order to provide additional information regarding the indicative value of Shares of the Funds, on each day the NYSE Arca is open, NYSE Arca or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

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INVESTMENT STRATEGIES AND RESTRICTIONS

Investment Strategies

Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Each Fund operates as an index fund and will not be actively managed. Each of the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio attempts to replicate, before fees and expenses, the performance of its Underlying Index, although each such Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index. Each of the PowerShares Build America Bond Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio will utilize a "sampling" methodology in seeking to achieve their investment objectives.

Investment Restrictions

The Board of Trustees of the Trust (the "Board") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (9) below. Investment restrictions (1) and (2) only apply to the PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio. Except as noted in the prior sentence, each Fund, as a fundamental policy, may not:

(1)  As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2)  As to 75% of its total assets, purchase more than 10% of all outstanding voting securities of any class of securities of any one issuer.

(3)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(5)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(6)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(8)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

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(9)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (2), in the event that a Fund's borrowings at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although no Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each of the Funds is a non-fundamental policy that can be changed by the Board without approval by shareholders. The 80% investment policy for each of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio to invest in securities suggested by its name is a fundamental policy that can be changed only with the approval of the Board and shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of each Fund's investment policies and the risks associated with an investment in the Funds is contained in the "Summary Information—Principal Investment Strategies" and "Summary Information—Principal Risks of Investing in the Fund" sections applicable to each Fund and the "Additional Information About the Funds' Strategies and Risks" section of the Prospectus. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of municipal securities in general and other factors that affect the market.

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An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Because PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio issue and redeem Creation Units principally for cash, they will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units principally in-kind. In addition, the use of a representative sampling approach by each of PowerShares Preferred Portfolio, PowerShares Build America Bond Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio may cause each such Fund to not be as well correlated with the return of its Underlying Index as would be the case if the Fund purchased all of the securities in its Underlying Index in the proportions represented in such Underlying Index. It is also possible that a Fund may not replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. A Fund may also have to vary its portfolio holdings from the composition of its Underlying Index in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

The Funds are not actively managed, and therefore would not necessarily sell a security unless the security is removed from its Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Bonds. The Funds may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a

4

specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. The PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Bond Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

Corporate Bonds. The PowerShares International Corporate Bond Portfolio invests in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

High Yield Debt Securities. The PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares International Corporate Bond Portfolio invests a large percentage of their assets in high yield debt securities, which are rated below investment grade and are commonly known as "junk bonds." Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities held by the Fund.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which

5

the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Privately Issued Securities. Each of the PowerShares International Corporate Bond Portfolio and the PowerShares Preferred Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Funds.

Ratings. An investment grade rating means the security or issuer is rated investment-grade by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Ltd. or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by the Adviser. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

U.S. Registered Securities of Foreign Issuers. The PowerShares International Corporate Bond Portfolio may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

U.S. Government Obligations. Certain Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association, certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Bank notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Municipal Securities. Each of PowerShares Build America Bond, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed-income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities

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and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Municipal Securities Risks. An investment in each of PowerShares Build America Bond, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio should be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond, however, with respect to PowerShares VRDO Tax-Free Weekly Portfolio, the bonds in which the Fund invests pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Unlike fixed rate bonds, since the bonds in which PowerShares VRDO Tax-Free Weekly Portfolio invests bear income at an interest rate that is adjusted periodically, the value of the underlying "variable-rate" bonds will fluctuate much less in response to market interest rate movements than the value of fixed rate bonds because of their adjustable interest rates. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

The market for municipal bonds may be less liquid than for non-municipal bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Funds would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the

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size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Tax Risks Associated with Municipal Securities. There is no guarantee that PowerShares Insured California Municipal Bond Portfolio's, PowerShares Insured National Municipal Bond Portfolio's, PowerShares Insured New York Municipal Bond Portfolio's and PowerShares VRDO Tax-Free Weekly Portfolio's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Municipal Insurance. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's Share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the investment objective and policies of each of PowerShares Insured

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California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio would be reevaluated. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds' municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Funds.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Money Market Instruments. Each Fund may invest a portion of its assets in high quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper

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rated at the date of purchase "Prime 1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Special Risk Considerations Relating to California Municipal Securities

As described in the Prospectus, under normal circumstances, PowerShares Insured California Municipal Bond Portfolio will invest at least 80% of its total assets in the securities that comprise the The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index. The portfolio of the Fund may include securities issued by the State of California, by its various public bodies (the "Agencies") and/or by other municipal entities located within the State of California (securities of all such entities are referred to herein as "California municipal securities"). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the Treasurer's office of the State of California. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of California that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State of California. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and there is no assurance on the part of the State of California to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within the State of California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

The State of California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The relative proportion of the various components of the State's economy closely resembles the make-up

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of the national economy, and, as a result, events which negatively affect such industries may have a similar impact on the State and national economies.

The State of California, like the rest of the nation, experienced an economic recession which began at the end of 2007 and is believed to have ended at some point in the second half of 2009. Certain economic indicators show that the State's economy was hit harder by the recession than the economies of most other states. However, there are some signs that economic growth in California improved during the second half of 2009 and the early months of 2010. For example, personal income fell in the first three quarters of 2009 before increasing moderately in the fourth quarter of 2009 and the first quarter of 2010. Additionally, after falling for six consecutive quarters, taxable sales grew in the third and fourth quarters of 2009 and the first quarter of 2010. However, the State's unemployment rate has increased from 5.9 percent in January 2008 to 12.4 percent in September 2010. In comparison, the national unemployment rate was 9.6 percent in September 2010.

The State's housing sector is showing some signs of recovery. Existing home sales stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by nearly 5 percent from September 2009 to September 2010, bringing the median price of these homes to approximately $310,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, additional foreclosures may result from the resetting of rates on adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. The impact of the resetting may be mitigated by the resets being spread out over multiple years, and may be further mitigated if mortgage interest rates remain low.

Home building permitting, which suffered a long, steady three-year decline starting in 2005, appears to have bottomed out early in 2009 and increased on a year-over-year basis at the start of 2010, but at a very low level. Made-in-California exports were down 17 percent in 2009, with large decreases in technology, transportation, and machinery exports contributing to the decline. However, with global economic conditions improving, State exports increased 21.5 percent year-over-year in the first two quarters of 2010.

State of California Government

The State of California's Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State of California's voters may directly influence the State of California's government through the initiative, referendum and recall processes.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from approximately 1,100 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 480 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution, was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature reduced the post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the

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Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Proposition 1A in 2004 dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which had previously received all VLF revenues, the 1.35 percent reduction in VLF revenue to cities and counties from this rate change was backfilled by an increase in the amount of property tax revenues they receive. This worked to the benefit of local governments, because the backfill amount annually increases in proportion to the growth in secured roll property tax revenues, which has historically grown at a higher rate than VLF revenues. This arrangement continues without change in the 2009 Budget Act.

Pursuant to statutory changes made in conjunction with the 2009 Budget Act, the VLF rate increased from 0.65 percent to 1.15 percent effective May 19, 2009. Of this 0.50 percent increase, 0.35 percent will flow to the General Fund, and 0.15 percent will support various law enforcement programs previously funded by the state General Fund. This increased VLF rate will be effective through the 2010-11 fiscal year.

As part of the state-local agreement, voters at the November, 2004 election approved Proposition 1A ("Proposition 1A of 2004"). Proposition 1A of 2004 amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the state's access to local governments' property, sales, and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state may borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship and two-thirds of both houses of the Legislature approves the borrowing. The amount borrowed is required to be paid back within three years. The state also may not borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the state cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A of 2004 also prohibits the state from mandating activities on cities, counties, or special districts without providing the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties, or special districts to abide by the mandate is suspended. In addition, Proposition 1A of 2004 expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties, and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A of 2004 do not apply to schools or community colleges or to mandates relating to employee rights.

State of California Finances

The moneys of the State of California are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State of California Treasury and is not required by law to be credited to any fund and earnings from the investment of State of California moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State of California.

The following is a summary of the State of California's major revenue sources:

•  Personal Income Tax. The California personal income tax is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1 percent to 9.3 percent as of January 20, 2011. The personal income tax is adjusted annually by the change in the consumer price index. Personal, dependent, and other credits are allowed against the gross tax liability. Taxpayers may be subject to an alternative minimum tax ("AMT"), which is much like the federal AMT. The 2011-12 Governor's Budget proposes to place before voters in June 2011 measures that would extend for five years certain temporary tax increases that expired December 31, 2010.

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Should voters approve these measures, the personal income tax rates will return to rates ranging from 1.25 percent to 9.55 percent.

In addition, Proposition 63, approved by the voters in the November, 2004 election, imposes a 1 percent surtax on taxable income over $1 million. The surtax became effective January 1, 2005. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains tax receipts accounted for as much as 14.8 percent and as little as 4.5 percent of General Fund revenues over the past 10 years. The 2010 Budget Act estimates that capital gains will account for 5.8 percent of General Fund revenues and transfers in 2009-10 and 5.6 percent in 2010-11.

•  Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. As of January 1, 2009, the breakdown of the base state and local sales tax of 8.25% was as follows: 6% imposed as a State of California General Fund tax (this tax rate is scheduled to return to 5% on July 1, 2011); 0.5% dedicated to local government for health and welfare program realignment (Local Revenue Fund); 0.5% dedicated to local governments for public safety services (Local Public Safety Fund); 1% local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25% dedicated to county transportation purposes and 0.75% for city and county general-purpose use; and 0.25% deposited into the Economic Recovery Fund to repay the State of California's economic recovery bonds. Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State of California's Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by restricting the State of California from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

•  Corporation Tax. The State of California's corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations.

•  Insurance Tax. The majority of insurance written in the State of California, subject to certain exceptions, is subject to a 2.35% gross premium tax.

•  Estate Tax; Other Taxes. The State of California estate tax is based on the State of California death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The State of California estate tax was eliminated beginning in 2005 in conjunction with the phase out of the federal estate tax. However, on January 1, 2011, the federal estate tax was reinstated along with the State of California estate tax. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State of California Budget Process

The State of California's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State of California Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). State of California law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act,

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which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State of California's Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

The Balanced Budget Amendment ("Proposition 58") requires the State of California to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State of California would, in some cases, have to take more immediate actions to correct budgetary shortfalls. For example, if after passage of the Budget Act the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the legislature fails to send legislation to the Governor to address the fiscal emergency within 45 days, it will be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. The Governor declared several such fiscal emergencies in 2008, 2009, 2010, and 2011 and called the Legislature into various special sessions to address the recent current budget shortfall. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise the State of California's taxes, have restricted the use of the State of California's General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13 (requiring a two-thirds vote in each House of the Legislature to change State of California taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State of California funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).

State of California Budget

Fiscal Year 2010-11 Budget

The 2010-11 Governor's Budget, released on January 8, 2010, identified an estimated $19.9 billion budget gap by the end of fiscal year 2010-11. At that time, the budget gap was comprised of a projected fiscal year 2009-10 shortfall of $6.6 billion, a projected fiscal year 2010-11 shortfall of $12.3 billion and a reserve of $1 billion.

For fiscal year 2009-10, the Governor's Budget proposed $1.2 billion of General Fund solutions, including approximately $893 million of savings related to various actions that would reduce Proposition 98 spending on K-14 education. For fiscal year 2010-11, the Governor's Budget proposed $18.7 billion of additional solutions, including approximately $7.8 billion of solutions requiring either funding or the flexibility to change programs from the federal government and $6.6 billion of expenditure-related solutions for which federal approval generally is not required. Also proposed were $4.3 billion in other fiscal year 2010-11 solutions—mainly shifts of various State funds to other purposes and the Governor's proposed funding shift related to transportation programs.

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Concurrently with the submission of the 2010-11 Governor's Budget, the Governor declared a fiscal emergency and called the Legislature into a fiscal emergency special session. The nature of the fiscal emergency was the projected budget imbalance for fiscal year 2009-10 and the projected insufficient cash reserves and budgetary and cash deficits in fiscal year 2010-11. The Governor proposed solutions for action in the special session that, if implemented, were estimated to close $8.9 billion of the projected $19.9 billion budget gap.

The special session of the State Legislature was held in February 2010. The solutions adopted in the special session addressed approximately $1.4 billion of the initially projected $19.9 billion gap. The largest of the adopted solutions was to be achieved through legislation intended to reduce the sales tax on gasoline and replace it with a higher excise tax, a portion of which would be applied to offset General Fund costs for certain transportation expenses. In addition to those savings, the Legislature approved approximately $2.1 billion of additional savings which was intended to be obtained through expenditure reductions accomplished through appropriations targeted in fiscal year 2010-11. These intended reductions principally involved prison healthcare costs and employee compensation savings. On March 8, 2010, the Governor vetoed this $2.1 billion savings package, stating that the bill did not sufficiently address immediate spending reductions.

According to the May Revision to the 2010 Budget Act (the "May 2010 Revision"), released on May 14, 2010, the solutions adopted in the special session, combined with additional federal funds and administrative actions, addressed approximately $2.1 billion of the initially projected $19.9 billion gap. Further reduced revenue estimates ($0.6 billion) and higher expenditure estimates ($0.7 billion) projected in the May 2010 Revision added about $1.3 billion to the gap. With all of these adjustments, the May 2010 Revision projected a budget gap of $19.1 billion. In addition, the May 2010 Revision projected General Fund revenues and transfers for fiscal year 2010-11 at $91.5 billion and General Fund expenditures for fiscal year 2010-11 at $83.4 billion.

The 2010-11 Budget Act, passed by the Legislature a record 100 days late and signed by the Governor on October 8, 2010, attempted to address a projected budget gap of $17.9 billion between General Fund resources and expenditures. Actions to address the gap include $7.8 billion of expenditure-related solutions (including ongoing and temporary cost or service reductions); $5.4 billion of new federal funding (most of which had not, at the time of the 2010-11 Budget Act's signing, been approved by Congress); $3.3 billion of revenue actions (including $1.4 billion in higher assumed baseline State revenues); and $2.7 billion of largely one-time loans, transfers, and funding shifts. If all of the assumptions in the package are met, it is projected the State would be left with a $1.3 billion General Fund reserve at the end of 2010-11.

On November 2, 2010, voters approved Propositions 22, 25, and 26, each of which has an impact on the state budget or finances. Proposition 22 restricts the ability of the state to use or borrow money from local governments and money dedicated to transportation financing. The proposition also prohibits actions taken in current and prior budgets to use excise taxes on motor vehicle fuels to offset General Fund costs of debt service on certain transportation bonds and to borrow money form certain transportation funds. Proposition 25 reduces the required vote in each house of the Legislature to adopt the annual budget act, "trailer bills" which accompany the budget act, and other appropriations measures to a majority from two-thirds. Proposition 26 expands the definition of "taxes" under existing Constitutional provisions which require a two-thirds vote of the Legislature to approve.

On November 10, 2010, the LAO released a report entitled "The 2010-11 Budget: California's Fiscal Outlook" (the "November LAO Report") which forecasted a potential budget deficit of $25.1 billion, consisting of a $6.1 billion projected deficit for 2010-11 and a $19 billion deficit for 2011-12. The November LAO Report also projects sizable budget gaps in the range of $20 billion annually for the years 2012-13 through 2015-16. In response, the Governor announced on November 11, 2010 that he would declare a fiscal emergency and call a special session of the Legislature to address any estimated shortfall.

Proposed 2011-12 State Budget

Governor Jerry Brown released his proposed 2011-12 budget package on January 10, 2011, one week after his inauguration. The proposed budget projected continuation of California's currently modest economic recovery, although weak housing markets and high unemployment are expected to persist for a prolonged period. The Governor's budget estimates that, without corrective action, California faces a budget gap of $25.4 billion in fiscal year 2011-12, consisting of a current year shortfall of $8.2 billion (as opposed to the $1.5 billion reserve

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balance assumed when the October 2010 budget package was adopted) and a 2011-12 budget year shortfall of $17.2 billion. The Governor proposed a total of $26.4 billion in budget solutions, which include realignment of the state-local relationship, new revenues, and spending reductions.

The Governor's budget proposes a restructuring of the state-local relationship with respect to the delivery of services by shifting funding and responsibility to local governments for those services. The proposal would shift $5.9 billion in state program costs to counties; however, the State would provide local governments with a comparable amount of funds to support these new county commitments.

The Governor's budget proposes a total of $14 billion in new revenues, of which $3 billion would be collected in 2010-11. The key feature of the revenue proposals is the Governor's request to place before voters in June 2011 measures that would extend for five years certain temporary tax increases approved in February 2009. Two of the temporary tax increases (the 1 percentage point sales tax increase and the 0.5 percentage point increase in the vehicle license fee) would be dedicated to funding the realignment of programs from the state to local entities.

The Governor's budget proposes to reduce General Fund state expenditures by $12.5 billion. These expenditure-related solutions include both reductions in services and benefits and use of other funding sources in lieu of the General Fund. Expenditure reductions will affect nearly every area of state funding, including Medi-Cal, health and human services, and welfare-to-work programs.

On January 20, 2011, Governor Brown declared a fiscal emergency. His fiscal emergency declaration, which is largely procedural, was meant to underscore the Governor's desire for lawmakers to act on his proposals by March 2011.

The deterioration of the State's fiscal situation increases the risk of investing in California municipal securities, including the risk of potential issuer default, and also heightens the risk that the prices of California municipal securities, and the Fund's net asset value, will experience greater volatility. Between July and January 2010, three major rating organizations downgraded California's general obligation bond rating. Further downgrades of California's general obligation bond rating could result in a reduction in the market value of the California municipal securities held by the Fund, which could negatively impact the Fund's net asset value and/or the distributions paid by the Fund.

Recently, some municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates. Should the State or municipalities fail to sell bonds when and at the rates projected, the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

The above discussion of the fiscal year 2010-11 budget and the Governor's Budget for 2011-12 is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State of California and the nation, and there can be no assurance that the estimates will be achieved.

State of California Indebtedness and Other Obligations

The State of California Treasurer is responsible for the sale of debt obligations of the State of California and its various authorities and agencies. Current State of California debt obligations include:

•  General Obligation Bonds. The State of California's Constitution prohibits the creation of general obligation indebtedness of the State of California unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.

Under the State of California's Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from

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sources other than the sale of bonds or the investment of bond proceeds. As of October 1, 2010, the State had outstanding approximately $76.8 billion aggregate principal amount of long-term general obligation bonds, of which approximately $68.1 billion were payable primarily from the State's General Fund, and approximately $8.7 billion were "self-liquidating" bonds payable first from other special revenue funds. As of October 1, 2010, there were unused voter authorizations for the future issuance of approximately $42.9 billion long-term general obligation bonds, some of which may first be issued as commercial paper notes. Of this unissued amount, approximately $1.3 billion is for general obligation bonds payable first from other revenue sources.

A ballot measure will be submitted to the voters at the statewide election on November 6, 2012 to approve the issuance of approximately $11.1 billion in general obligation bonds for a wide variety of purposes relating to improvement of the State's water supply systems, drought relief, and groundwater protection. The bill specifies that not more than one-half of the bonds may be sold before July 1, 2015. Additional bond measures may be included on future election ballots, but any proposed bond measure must first be approved by the Legislature or placed on the ballot through the initiative process.

S&P and Moody's assign ratings to California's long-term general obligation bonds. The ratings of S&P and Moody's represent their opinions as to the quality of the municipal bonds they rate. The ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yields. In 2009 and early 2010, California's general obligation bond ratings were significantly downgraded by Moody's and S&P. Moody's downgraded the State's general obligation credit rating to "Baa1" in July 2009, and in January 2010, S&P downgraded the credit rating to "A-." These credit ratings have not been this low since 2003 and 2004 and the State has one of the lowest bond ratings of any state. In April 2010, Moody's raised the State's general obligation rating to A1 and Fitch raised the rating to A- from BBB. However, these upward revisions reflected a recalibration of certain public finance ratings and did not reflect a change in credit quality of the issuer or issuers.

There can be no assurance that such ratings will be maintained in the future. The State's credit rating, and any future revisions or withdrawal of a credit rating, could have a negative effect on the market price of the State's general obligation bonds, as well as notes and bonds issued by California's public authorities and local governments. Lower credit ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Further, downgrades can negatively impact the marketability and price of securities in the Fund's portfolio.

•  Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $2 billion in aggregate principal amount at any time. This amount may be increased or decreased in the future. As of November 1, 2010, approximately $1.3 billion aggregate principal of general obligation commercial paper notes had been issued and were outstanding.

•  Lease-Purchase Obligations. The State of California builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State of California Public Works Board, another State of California or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State of California agency, the California State University, the University of California, or the Judicial Council under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had approximately $9.8 billion General Fund-supported lease-purchase obligations outstanding as of October 1, 2010. The State Public Works Board, which is authorized to sell lease revenue bonds, had $12.3 billion authorized and unissued as of November 1, 2010.

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•  Non-Recourse Debt. Certain State of California agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State of California revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had approximately $57 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2010.

•  Build America Bonds. In February 2009, the U.S. Congress enacted certain new municipal bond provisions as part of the American Recovery and Reinvestment Act (the "ARRA"). One provision of the ARRA allows municipal issuers such as the State to issue Build America Bonds ("BABs") for new infrastructure investments. BABs are bonds whose interest is subject to federal income tax, but the U.S. Treasury will repay to the State an amount equal to 35 percent of the interest cost on any BABs issued during 2009 and 2010. This results in a net interest expense lower than what the State would have had to pay for tax-exempt bonds of similar maturity. The subsidy payments from general obligation bonds are General Fund revenues to the State, while subsidy payments for lease revenue bonds are deposited into a fund which is made available to the State Public Works Board for any lawful purpose. In neither instance are the subsidy payments specifically pledged to repayment of the BABs to which they relate. The cash subsidy payment with respect to the BABs, to which the State is entitled, is treated by the Internal Revenue Service as a refund of a tax credit and such refund may be offset by the Department of the Treasury by any liability of the State payable to the federal government, including in respect of any internal revenue tax (including any interest and penalties), past due child support, post due and legally enforceable debt due federal agencies, unemployment compensation debts, and past due legally enforceable State income tax debts.

Starting in April 2009 and through April 30, 2010, the State issued a significant amount of BABs, including approximately $10.4 billion of general obligation bonds and $551 million of lease-revenue bonds. Although the House of Representatives passed a bill that extended the BAB program for two years (at successively lower subsidy rates), the Senate failed to act on the proposal. The BAB program ended on December 31, 2010.

•  Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by the voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds ("ERBs") to finance the negative General Fund reserve balance as of June 30, 2004 and other General Fund obligations undertaken prior to July 1, 2004. Repayment of the ERBs is secured by a pledge of revenues from a one-quarter cent increase in the State's sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the ERBs are secured by the State's full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. In May and June, 2004, the State issued approximately $10.9 billion principal amount of ERBs, resulting in the deposit of net proceeds to the General Fund of approximately $11.3 billion (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2.0 billion was applied to offset fiscal year 2004-05 General Fund expenditures). In order to relieve cash flow and budgetary shortfalls identified in the 2008-09 Governor's Budget, the State issued approximately $3.2 billion of ERBs on February 14, 2008, generating net proceeds of approximately $3.3 billion which were transferred to the General Fund. This represented the last ERBs which can be issued under Proposition 57, except for any refunding bonds which may be issued in the future. (The State of California Department of Finance had determined that the full $15 billion voter authorization could not be issued because of the previous repayment of certain June 30, 2004 obligations eligible for financing pursuant to Proposition 57.)

Because of the sharp deduction in taxable sales as a result of the recent economic recession, the Special Sales Tax Revenues ("SSTRs") collected from the one-quarter cent tax dedicated to repayment of the ERB debt decreased to a level which did not provide adequate coverage above the required debt service amounts for the 2004 and 2008 ERBs. This resulted in downgrades of the ratings of the ERBs and would have

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required debt service to be paid from reserve funds for at least some period of time. In order to restore adequate coverage, the State restructured the ERB debt through the issuance of approximately $3.4 billion ERB refunding bonds on November 5, 2009. The restructuring reduced annual debt service costs to come into alignment with reduced tax revenues, with a coverage target of at least 1.3 times. The ratings for all ERBs have been raised to levels above the State's general obligation bond ratings.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of ERBs: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of deposits in a Budget Stabilization Account ("BSA") created by the California Balanced Budget Act. As of October 2010, funds from these sources have been used for early retirement of approximately $4.0 billion of bonds during fiscal years 2005-06 through 2009-10, including approximately $1.5 billion which was transferred from the BSA in fiscal year 2006-07 ($472 million) and fiscal year 2007-08 (approximately $1 billion). The Governor suspended the 2008-09 BSA transfer and the 2009 Budget Act suspended the 2009-10 transfer due to the condition of the General Fund. As of September 1, 2010 a total of approximately $7.3 billion of ERBs has been retired, leaving a principal balance of approximately $7.4 billion.

•  Tobacco Settlement Revenue Bonds. In 1998 the State of California signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers agreed to make payments to the State of California in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State of California and half to local governments. The specific amount to be received by the State of California and local governments is subject to adjustment. The MSA allows reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57% of the State of California's tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003 ("Series 2003A").

A second sale of the remaining 43.43% of the State of California's tobacco settlement revenues, which produced $2.3 billion in proceeds, was completed in September 2003 ("Series 2003B"). The Tobacco Securitization Law was amended in 2003 to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August 2005 the Series 2003B Bonds were refinanced ("Series 2005A"), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State of California was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund. On March 14, 2007, the State of California completed a refunding of all of the Series 2005A Bonds. This refunding generated additional proceeds of approximately $1.3 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects.

Under the MSA, each year an independent auditor calculates whether in a given calendar year the PMs have lost more than 2 percent of the market share they held in 1997 to the non-participating manufacturers ("NPMs") and, if so, a nationally recognized firm of economic consultants determines whether the MSA was a significant factor that contributed to the loss in market share. If the nationally recognized economic consultants confirm the

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MSA was a significant factor, the PMs are then authorized to withhold up to three times the percentage of the market share loss above the 2 percent threshold for the specified calendar year payment.

The PMs made this assertion of market share loss in 2005, 2006, and 2007 for the calendar year 2003, 2004, and 2005 payments respectively. Each assertion was confirmed and the PMs were authorized to withhold the specified amount from that year's scheduled payment. In 2006, 2007 and 2008, two of the three original PMs deposited their respective shares of the 2003, 2004 and 2005 NPM adjustments into the disputed payments account, and such funds were not disbursed to the states with the PMs' annual payments for those years. As a result, the tobacco settlement revenues due to the State in April, 2006 were reduced by $50.9 million, in April, 2007 by $44 million, and in April, 2008 by $33.9 million (which represented receipts from 2005, 2006 and 2007, respectively). Nevertheless, the amount of tobacco settlement revenues received in 2006, 2007 and 2008 were in excess of the required debt service payments. In February, 2009, the 2005 NPM adjustment was released from the disputed payments account to the states as part of an agreement reached by the states and the PMs relating to a multi-state arbitration for the 2003 NPM adjustment.

The State Attorney General is working in tandem with the other states' Attorneys General, under the terms of the MSA, to compel the PMs to pay the full amount scheduled, given that the State asserts that it has been diligently enforcing the statute governing the NPMs, as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds; provided that, in connection with the issuance of the Series 2005A Bonds, the State covenanted to request the legislature for a General Fund appropriation in the event tobacco settlement revenues fall short. Tobacco settlement revenues have been sufficient to pay debt service with respect to the tobacco settlement revenue bonds, and therefore the State's covenant to request an appropriation has never been invoked.

•  Flood Litigation Settlement. In 2006, the State of California settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the State of California to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a "debt" of the State of California for any legal or constitutional purposes.

•  Cash Flow Borrowings. As part of its cash management program, the state has regularly issued short-term obligations to meet cash flow needs. The state has issued revenue anticipation notes ("RANs" or "Notes") in 20 of the last 21 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. RANs mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the state has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund of the state on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. "Priority Payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the State Constitution); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, lease rentals to support lease revenue bonds, and any amounts determined by a court of competent jurisdiction to be required by federal law or the State Constitution to be paid with state warrants that can be cashed immediately. The State issued $5.5 billion of RANs in fiscal year 2008-09 as part of its cash management program. The State is seeking to sell up to $1.5 billion of additional RANs for the 2009-10 fiscal year.

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Between November 2006 and August 2009, voters and the Legislature authorized more than $60 billion of new general obligation bonds and lease-revenue bonds. This new authorization substantially increased the current amount of such General Fund-supported debt outstanding to more than $78 billion, while still leaving authorized and unissued about $54 billion of such bonds. In order to address the expenditure needs for these new authorizations, along with those which existed before 2006, the State has increased the volume of issuance of both of these categories of bonds substantially, compared to previous years, starting in fiscal year 2007-08. The amounts and timing of future issuance of general obligation and lease-revenue bonds will depend on a variety of factors, including the actual timing of expenditure needs for the various programs for which such bonds are to be issued, the amount and timing of interim financing provided to the programs, the interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease-revenue bonds that may be approved. Disruptions in financial markets and uncertainties about the State's budget condition caused significant disruptions in the state's bond issuance program during fiscal year 2008-09. Because of these factors, the State did not issue any new general obligation bonds between July 2008 and March 2009. In March 2009, it issued approximately $6.5 billion of new tax-exempt bonds, the largest new money general obligation bond issue in the state's history (excluding ERBs). A few weeks later, the state took advantage of the BAB program to issue approximately $6.9 billion of federally taxable general obligations bonds, of which $5.3 billion were BABs. A significant part of the over $13 billion of bonds issued in the spring of 2009 was used to retire internal borrowings used to fund construction projects, which had built up because of the long hiatus in bond issuance. Additionally, approximately $6.5 billion of tax-exempt and taxable general obligation bonds (approximately $2.7 billion BABs) were issued in the fall of 2009, together with approximately $1.6 billion of lease-revenue bonds ($250 million BABs). The combination of unusual circumstances resulted in public offerings of a record $19.9 billion of general obligation bonds during calendar year 2009. Through May 31, 2010, the state has issued $5.9 billion of general obligation bonds and $721 million of lease-revenue bonds in calendar year 2010.

Based on the current Department of Finance projections of program expenditure needs, without taking into account any future authorizations which may occur, the State Treasurer has estimated that the aggregate amount of outstanding debt supported by the General Fund, including general obligation, lease revenue, and Proposition 1A bonds, based on current voter and legislative authorizations, is estimated to peak at approximately $114.6 billion by fiscal year 2015-16, compared to the current outstanding amount of $79.8 billion. The annual debt service costs on this amount of debt is estimated by the State Treasurer to increase to approximately $9.5 billion in fiscal year 2012-13 compared to approximately $6.8 billion estimated in fiscal year 2010-11. The projected amounts for fiscal year 2010-11 through 2011-12 include the interest, and for fiscal year 2012-13, the interest and principal payable on the $1.9 billion of bonds issued in connection with Proposition 1A of 2004. After fiscal year 2012-13, projected peak debt service is approximately $10.4 billion in fiscal year 2017-18. These estimates do not include ERBs or veterans general obligation bonds supported by mortgage repayment from housing loans made to military veterans, nor do they take into account potential benefits from future refunding opportunities.

Litigation

The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State of California is involved in certain other legal proceedings (described in the State of California's recent financial statements) that, if decided against the State of California might require the State of California to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund.

Special Risk Considerations Relating to New York Municipal Securities

As described in the Prospectus, under normal circumstances, PowerShares Insured New York Municipal Bond Portfolio will invest at least 80% of its total assets in securities that comprise The BofA Merrill Lynch

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New York Insured Long-Term Core Plus Municipal Securities Index. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York ("New York" or the "State") that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Such an official statement, together with any updates or supplements thereto, may generally be obtained upon request to the Division of Budget of the State of New York ("DOB"). More detailed information about the State is available on the DOB's website, www.budget.state.ny.us.

The New York State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.

Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total wages is particularly large for the State relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector. Important industry sectors in the State include the following:

•  Services. The services industries includes professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries account for more than four of every 10 nonagricultural jobs in New York, and, except for leisure and hospitality, each account for a higher proportion of total jobs than the rest of the nation.

•  Manufacturing. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment.

•  Trade, Transportation & Utilities. The trade, transportation, and utilities supersector accounts for the second largest component of State nonagricultural employment, but only the fifth largest when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

•  Financial Activities. New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes more than one-fifth of total wages.

•  Agriculture. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2% of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits and vegetables. New York ranks among the nation's leaders in the production of these commodities.

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•  Government. Federal, State and local governments together comprise the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

The State's Fund Structure. The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds, All Government Funds, which includes both State and Federal Funds, comprise five major fund types, and provides the most comprehensive views of the financial operations of the State. It includes:

•  The General Fund. The General Fund is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources.

•  Special Revenue Funds. Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), that are legally restricted to specified purposes.

•  Federal Special Revenue Funds. Federal Special Revenue Funds account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), that are legally restricted to specified purposes.

•  Capital Projects Funds. Capital Projects Funds account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds).

•  Debt Service Funds. Debt Service Funds account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund, which receives the majority of State taxes.

State Finances. The following is a summary of the State's major revenue sources.

•  Personal Income Tax. Personal income taxes are imposed on the New York source income of individuals, estates and trusts. Personal income taxes are projected to account for roughly 61% of estimated All Funds tax receipts during the State's 2009-10 fiscal year. The State tax adheres closely to the definitions of adjusted gross income and itemized deductions used for Federal personal income tax purposes, with certain modifications. Receipts from this tax are sensitive to changes in economic conditions in the State.

•  Sales and Use Tax. User taxes and fees consist of several taxes on consumption, the largest of which is the State sales and compensating use tax. The sales and use tax is imposed, in general, on the receipts from the sale of all tangible personal property. Certain charges for meals, admissions, hotel and motel occupancy and dues are also subject to the tax. The current State sales tax rate is 4.0%, of which 3.0% is deposited in the General Fund and 1.0% is deposited in the Local Government Assistance Tax Fund to meet debt service obligations. Receipts in excess of debt service requirements are transferred to the General Fund. Although there are numerous exemptions, the most significant are: food; clothing and footwear costing less than $110; drugs; medicine and medical supplies; residential energy; capital improvements and installation charges; machinery and equipment used in manufacturing; trade-in allowances; and goods sold to Federal, state or local governments.

•  Business Taxes. Business taxes include a general business corporation franchise tax as well as specialized franchise taxes on banks, insurance companies, certain transportation and transmission companies, and a cents-per-gallon-based levy on businesses engaged in the sale or importation for sale of various petroleum products. The corporation franchise tax is the largest of the business taxes, and the State's

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third largest source of revenue. It is imposed on all domestic general business corporations and foreign general business corporations which do business or conduct certain other activities in the State. The tax is imposed, generally, at a rate of 7.1% of taxable income allocated to New York. Taxable income is defined as Federal taxable income with certain modifications.

•  Other Taxes. Other tax revenues include taxes on legalized gambling, the estate tax, taxes on real estate transfers, certain other minor taxes and residual receipts following the repeal of the real property gains tax and the gift tax.
State Budget Process. The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation, provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill (or a portion thereof) related to the budget, these items can be considered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, such items will become law notwithstanding the Governor's veto. Once the appropriation bills and other bills become law, the "DOB" revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget.

2010-2011 Enacted Budget. The State enacted the budget for the current fiscal year, which began on April 1, 2010 and ends on March 31, 2011, on August 3, 2010. Before enactment of the 2010-2011 budget, the State faced a projected current-services budget gap of $9.2 billion for fiscal year 2010-2011. The gap included a budget shortfall of $1.65 billion from 2009-2010 that was carried forward into 2010-2011. Over the course of the budget process, the estimated gap for 2010-2011 increased from the level estimated in the Executive Budget Financial Plan, mainly due to downward revisions to projected tax receipts. Over the four-year Financial Plan period (2010-2011 through 2013-2014), the current-service budget gaps totaled an estimated $66 billion.

DOB estimates that the Updated Financial Plan for 2010-2011 is balanced on a budgetary (cash) basis of accounting. The budget gap for 2011-2012 is projected at $8.2 billion, a decrease of $7.7 billion from the projected gap before enactment of the budget. The gaps for future years total $13.5 billion in 2012-2013 and $15.6 billion in 2013-2014. The total four-year gap has been reduced by $29 billion, reflecting recurring savings approved in the 2010-2011 Enacted Budget.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (or "All Funds"), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State. In recent years, the State has financed 35-38% of its operations outside of the General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest single fund and receives most State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under the Health Care Reform Act ("HCRA") and the creation of the school tax relief fund ("STAR") real estate tax program that is funded by directing personal income tax receipts to a special revenue fund. The State has also seen growth in the portion of transportation-related revenues transferred from the General Fund to two dedicated funds in the special revenue and capital projects fund types to support the capital programs for transportation.

The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect

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revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State's finances by the DOB.

The unsteady recovery of the national and New York State economies is expected to translate into receipts growth for the first time in two years. DOB anticipates that the wage growth that began early in 2010 coupled with positive corporate earnings and a projected rebound in employment later in the year should lead to positive receipts growth in 2010-2011. The nascent recovery is expected to result in base receipts growth of 2.2% in 2010-2011 and further improvement in 2011-2012 after employment growth returns in earnest. The 2007-08 base receipts All Funds tax receipts peak is not expected to be reached again until 2011-2012. The return of corporate profits in general, and the financial sector profits so vital to New York's economy in particular, are expected to result in both increases in finance and insurance sector bonuses and stepped up business tax receipts growth in 2010-2011 and 2011-2012. The forecast assumes a shift in taxable capital gains realizations from tax year 2011 into tax year 2010 (resulting in increased 2010-2011 receipts) in the event of the sunset of preferential Federal tax rates on capital gains on December 31, 2010. Federal action resulting in complete or partial continuation of lower rates for all or a portion of taxpayers may cause these gains to be realized over the long run, not in 2010-2011. Absent the impact of high income provisions enacted in 2009 and 2010, estimated personal income tax liability plunged 16.6% in 2009 and is projected to increase 11.8% in 2010. (The anticipated high growth rate in 2010 is due, in part, to the expected movement of wages and capital gains realizations from 2011 or later into 2010 to take advantage of expiring lower Federal tax rates, which were extended after the AIS was last updated.) Positive wage and income growth that began in early 2010 and the employment growth anticipated to follow later in the year will also play a role. After a vigorous retreat during 2008-2009 and 2009-2010, consumer spending on taxable goods and services should improve somewhat during 2010-2011, driven by increasing disposable income, employment, and a pickup in vehicle sales after a long drought. Despite this improvement, the pre-recession sales tax collections peak will not be reached until 2011-2012. The bulk of the $4.1 billion (7.2%) increase in All Funds tax receipts from 2009-2010 to 2010-2011 is the result of the full-year impact of the 2009 and 2010 high income personal income tax provisions ($2.1 billion) and other actions taken in the 2010-2011 Enacted Budget ($1.3 billion).

General Fund spending is projected to grow at an average annual rate of 9.0% from 2009-2010 through 2013-2014 (as adjusted). Spending growth in the General Fund is projected to increase sharply in 2011-2012, reflecting an expected return to a lower Federal matching rate for Medicaid expenditures after June 30, 2011 which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary Federal aid for education. Excluding these stimulus-related effects, which temporarily suppress General Fund costs in 2010-2011 and the first quarter of 2011-2012, General Fund spending grows at approximately 6.8% on a compound annual basis. State Operating Funds spending is projected to grow at an average annual rate of 7.0% through 2013-2014 (as adjusted). For both the General Fund and State Operating Funds, spending growth is driven by Medicaid, education, pension costs, employee and retiree health benefits, and child welfare programs. Outyear spending projections do not incorporate any estimate of potential new actions to control spending in future years; any potential continuation of Federal stimulus aid beyond the first quarter of 2011-2012; and any costs for future collective bargaining agreements beyond the April 1, 2011 expiration of the current four-year contracts for most unions. In addition, the forecast does not include any additional health care costs or savings that may materialize from the implementation of national health care reform at the Federal level of government.

The State's share of Medicaid is financed with a combination of General Fund and HCRA resources, as well as a share required by local governments. The Federal government is financing an additional share of Medicaid costs through June 30, 2011, which temporarily lowers the State's costs for the program. Medicaid growth over the plan period is affected by estimates of increasing Medicaid enrollment, rising costs of provider health care services, and higher levels of utilization, as well as the expiration of the temporarily enhanced levels of Federal aid. The average number of Medicaid recipients is expected to grow to 4.54 million in 2010-2011, an increase of 10.3% from the estimated 2009-2010 caseload of 4.12 million. State spending for Medicaid is expected to grow significantly over the multi-year Financial Plan, increasing at an average annual rate of 11.1%, from $15.1 billion in 2010-2011 to $20.1 billion in 2013-2014. Overall Medicaid growth results, in part, from the combination of

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projected increases in service utilization, and medical care cost inflation that affects nearly all categories of service (e.g., hospitals, nursing homes), as well as rising enrollment levels.

The receipts forecast describes estimates for the State's principal taxes, miscellaneous receipts, and transfers from other funds. The Updated Financial Plan spending projections summarize the annual growth in current-services spending and the impact of the 2010-2011 Enacted Budget on the State's major areas of spending. Financial Plan projections are presented on an All Funds basis, which encompasses activity in the General Fund, State Operating Funds, Capital Projects Funds, and Federal Operating Funds, thus providing the most comprehensive view of the financial operations of the State. All Funds receipts are projected to total $134.3 billion, an increase of $7.5 billion over 2009-2010 results. Base growth in tax receipts of 2.2% is estimated for fiscal year 2010-2011, after adjusting for law changes, and should improve further in 2011-2012. These projected increases in overall base growth in tax receipts are dependent on many factors: anticipated improvements in overall economic activity, especially in New York City and surrounding counties; improving profitability and compensation gains among financial services companies; continued recovery in the overall real estate market, particularly the residential market; and increases in consumer spending as a result of wage and employment gains.

Total disbursements for 2010-2011 are projected at $133.8 billion out of All Funds, including $79.0 billion out of State Operating Funds. DOB has made adjustments to the actual and planned disbursements to account for the impact of (a) paying the $2.06 billion end-of-year school aid payment scheduled for the last quarter of 2009-2010 in the first quarter of 2010-2011, as authorized in statute and (b) the timing of $2.0 billion in Federal ARRA "pass through" spending expected in 2009-2010. The latter has no impact on the State's efforts to balance the budget but instead represents Federal stimulus money that must pass through the State's Financial Plan. Approximately $2 billion in pass-through funding, that was expected to be disbursed in 2009-2010, is now expected to be disbursed in future years.

Through September 30, 2010, General Fund receipts, including transfers from other funds, totaled $25.5 billion, $485 million below the estimate in the Enacted Budget. General Fund disbursements, including transfers to other funds, totaled $25.4 billion, $390 million below planned levels. The General Fund ended September 2010 with a closing balance of $2.4 billion. $95 million lower than planned. Collections for all three major tax categories, personal income taxes, user taxes, and business taxes, fell below expectations. The personal income tax and user tax results are expected to result in lower annual collections. Collections for business taxes to date have been adversely affected by the timing of audits. Business tax collections are expected to recover over the remaining months of the fiscal year. Receipts from non-tax sources, including legal recoveries, exceeded planned levels.

Actual disbursements were $390 million below planned levels through September 2010. The variance to date reflects, in part, slower than anticipated processing of payments following enactment of the budget for 2010-2011 and implementation of the FMAP contingency plan. The annual estimate for disbursements has been revised upward based on trends in Medicaid and State Operations.

State Indebtedness and Other Obligations. "State-related debt" consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt to which the full faith and credit of the State has been pledged, moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. "State-supported debt" is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. Since May 2002, the State has financed its capital program, previously financed through lease-purchase and contractual obligations of public authorities, with State PIT Revenue Bonds. At the end of the 2009-2010 fiscal year, total State-related debt outstanding was $55 billion. Debt measures continue to remain stable with debt outstanding as a percentage of personal income at about 6.0%.

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•  Limitations on State-Supported Debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term (i.e., for more than one year) general obligation borrowing unless the borrowing is authorized in a definite amount for a specific purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. Under State law, the use of debt is limited to capital works and purposes only, with a maximum term of 30 years. New State-supported debt outstanding was limited to 0.75% of State personal income in 2000-2001 and will gradually increase until it is fully phased-in at 4% of State personal income in 2010-2011. Similarly, new State-supported debt service costs were limited to 0.75% of total governmental funds receipts in 2000-2001 and this limit gradually increase until it is fully phased in at 5% in the 2013-2014 fiscal year. The aggregate bond caps have increased by $1.2 billion million in fiscal year 2010-2011.

Limitations on the issuance of State-supported debt and debt service costs must be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for permitted new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 20% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 20% of total outstanding State-supported debt.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2009. The State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2009 at 2.67% of personal income and debt service on such debt at 1.58% of total governmental receipts, compared to the caps of 3.65% for each. Current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available room under the cap, in regards to debt outstanding is expected to decline from 0.47% ($4.5 billion) in 2010-2011 to 0.22% ($2.3 billion) in 2012-2013, a decrease of $2.2 billion.

•  General Obligation Bonds. General obligation debt is currently authorized for transportation, environment and housing purposes. Transportation-related bonds are issued for State and local highway and bridge improvements, aviation, mass transportation, rail, canal, port and waterway programs and projects. Environmental bonds are issued to fund environmentally-sensitive land acquisitions, air and water quality improvements, municipal non-hazardous waste landfill closures and hazardous waste site cleanup projects. As of March 31, 2010, the total amount of general obligation debt outstanding was $3.4 billion.

•  Short-Term Borrowings. Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created the Local Government Assistance Corporation. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter

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authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

•  Personal Income Tax Revenue Bonds.

•  Interest Rate Exchange Agreements. As of March 31, 2010, the State's authorized issuers have a notional amount of $2.7 billion in interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 5.3% of total debt outstanding. of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, which is equal to 8.5% of total debt outstanding.

The State has significantly reduced its swap exposure from $5.9 billion as of March 31, 2008 to $2.7 billion as of March 31, 2010, a 54% reduction. Over this two-year period, the State has terminated $3.2 billion of swaps, including $565 million that was terminated automatically due to the bankruptcy of Lehman Brothers Holdings, Inc. The State currently has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

•  Net Variable Rate Obligations. As of March 31, 2010 the State had about $1.3 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap. This is equal to 2.5% of total debt outstanding and that amount includes $1.2 billion of unhedged variable rate obligations and $82 million of synthetic variable rate obligations. The State has made significant adjustments to its variable rate bond portfolio to mitigate risks and reduce costs. Since February 2008, the State has reduced its variable rate bond exposure by $4.2 billion. In addition to the variable rate obligations described above, the State has $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.75 billion in State-supported convertible rate bonds currently outstanding. These bonds bear a fixed rate until future mandatory tender dates in 2011, 2012 and 2013, at which times the State can convert them to either a fixed rate or continue them in a variable rate mode. Similar to these convertible bonds, the $618 million in forward starting synthetic variable rate obligations result in the State paying a fixed rate through 2014, and a variable rate between 2014 and 2030. Legislation was enacted in 2005 to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

•  Other Financing Arrangements. The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

The above discussion of current and future State budgets is based on approximations, estimates and projections of revenues and expenditures for current and future fiscal years and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the U.S., and there can be no assurance that the estimates will be achieved.

Public Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt

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which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

New York City. The fiscal demands on the State may be affected by the fiscal condition of the New York City (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Other Localities. Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2010-2011 fiscal year or thereafter.

Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

2010-11 Executive Budget. In February 2011, the Governor introduced the Proposed Executive Budget Financial Plan for fiscal year 2011-12 (Initial 2011-12 Financial Plan). The plan estimates that the State faces budget gaps of approximately $10.0 billion in fiscal year 2011-12, $15.3 billion in fiscal year 2012-13, and $17.9 billion in fiscal year 2013-14. The plan contains gap-closing proposals to lower General Fund spending by

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approximately $8.9 billion in fiscal year 2011-12. The plan proposes current services reductions of $2.85 billion each for school aid and Medicaid, $1.4 billion for State agency operations, and $1.8 billion for a range of other programs and activities. In total, actions to reduce spending comprise approximately 90% of the overall gap-closing measures.

The Initial 2011-12 Financial Plan anticipates approximately $340 million in additional revenues in fiscal year 2011-12. The additional revenues are projected to be derived from modernizing the State's tax system, improving voluntary compliance with tax law, and increasing the level of resources available from the State Comptroller's Abandoned Property Fund. Proposed non-recurring resources total $805 million in fiscal year 2011-12, comprising approximately 8% of the gap-closing measures. The resources are expected to be derived from contributions by the State's public authorities, maintaining a consistent level of pay-as-you-go financing for eligible capital expenses, and use of existing fund balances.

Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the State and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the State's credit rating has historically been upgraded and downgraded much more frequently than most other states.

The combined state and local taxes of residents of the State, and particularly of residents of the City, are among the highest in the country, which may limit the ability of the State and its localities to raise additional revenue. In addition, combined State and local debt per capita in the State is significantly above the national average and debt service expenditures have represented an increasing claim on State and local budgets.

Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no responsibility on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

Exchange Listing and Trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of an Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

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PORTFOLIO TURNOVER

No Fund's portfolio turnover rate for the fiscal year ended October 31, 2010 varied significantly from such Fund's portfolio turnover rate for the fiscal year ended October 31, 2009.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Q and Form N-CSR for the Funds are available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy.

The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web-sites. In addition, for in-kind creations, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon ("BNYM" or the "Administrator") will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds' portfolio holdings may be permitted at other times to personnel of third party service providers, including the Funds' custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has seven Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" (as such term is defined under the 1940 Act) or "independent" Trustees ("Independent Trustees"). The other two Trustees (the "Interested Trustees") are affiliated with the Adviser.

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The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The "Fund Complex" includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the "Fund Family" consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	107	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	107	None

Marc M. Kole (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	107	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustees, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
H. Bruce Bond (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	107	None

Kevin M. Carome (54) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly, Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	107	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (36) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Bruce T. Duncan (56) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer and Secretary	Treasurer since 2007 and Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital
Management LLC (2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The
ServiceMaster Company (1994-2000); Vice President of Taxes, The
ServiceMaster Company (1990-2000)

Benjamin Fulton (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (29) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (53) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. (2000-2006)

Todd Spillane (51) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046-1173	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.) Inc.—registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.) Inc.) (registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2010 is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares 1-30 Laddered Treasury Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Build America Bond Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Emerging Markets Sovereign Debt Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Fundamental High Yield® Corporate Bond Portfolio (As of December 31, 2010)
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	$10,001-$50,000	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	$50,001-$100,000	$10,001-$50,000	$10,001-$50,000
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares Insured California Municipal Bond Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Insured National Municipal Bond Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Insured New York Municipal Bond Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares International Corporate Bond Portfolio (As of December 31, 2010)
Ronn R. Bagge	None	over $100,000	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares Preferred Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares VRDO Tax-Free Weekly Portfolio (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family (As of December 31, 2010)
Ronn R. Bagge	$10,001-$50,000	None	over $100,000
Todd J. Barre	None	None	over $100,000
Marc M. Kole	None	None	over $100,000
Philip M. Nussbaum	None	None	over $100,000
Donald H. Wilson	None	$10,001-$50,000	over $100,000
H. Bruce Bond	over $100,000	over $100,000	over $100,000
Kevin M. Carome	None	None	None

As of December 31, 2010, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of each Fund, including oversight of the duties performed by the Adviser for each Fund under the investment advisory

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agreement (the "Investment Advisory Agreement"). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the fiscal year ended October 31, 2010, the Board held seven meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2010, the Audit Committee held four meetings.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption "Shareholder Communications." During the fiscal year ended October 31, 2010, the Nominating and Governance Committee held five meetings.

Mr. Bond, one of the Interested Trustees, serves as chairman of the Board. Mr. Wilson serves as the lead Independent Trustee. Mr. Kole serves as chairman of the Audit Committee and Mr. Bagge serves as chairman of the Nominating and Governance Committee. The lead Independent Trustee serves as a liaison between, and facilitates communication among, the other Independent Trustees and the Interested Trustees, the Adviser and other service providers with respect to Board matters. The lead Independent Trustee also reviews and provides input on the agendas for Board meetings and serves as chairman for meetings of the Independent Trustees. The chairmen of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees with respect to matters pertaining to the respective Committee. The Board regularly reviews its Committee structure and membership and believes that the Board's current leadership structure is appropriate based on the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds' business.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust's other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust's independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund's investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund's investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund's investment policies and restrictions. The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust's Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates' expected contributions to the Board. Trustees selected to serve on the Board are

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expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee's experience, qualifications and attributes and the Trustees' combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond's experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome's senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

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Mr. Wilson has served as a trustee with the Fund Family since 2006 and as lead Independent Trustee since 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees' principal occupations during the past five years or more are shown in the above tables.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Each Committee Chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2010.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$76,104	N/A	$205,000
Todd J. Barre(2)	$56,071	N/A	$146,250
Marc M. Kole	$76,104	N/A	$205,000
Philip M. Nussbaum	$72,392	N/A	$195,000
Donald H. Wilson	$72,392	N/A	$195,000
H. Bruce Bond	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Complex overseen by the Trustee for the fiscal year ended October 31, 2010 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $20,500 and $195,000, respectively, of deferred compensation pursuant to the DC Plan.

(2)  Mr. Barre joined the Board of the Trust effective February 1, 2010. Therefore, the figures are his compensation for the period from February 1, 2010 to October 31, 2010.

As of January 31, 2011, the Trustees and Officers of the Trust, as a group, owned less than 1% of any Fund's outstanding Shares.

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Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding Shares as of January 31, 2011:

POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	78.73%

POWERSHARES BUILD AMERICA BOND PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	13.44%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.59%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	10.33%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	9.43%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.66%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	6.45%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.36%

POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.81%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.54%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.54%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.03%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.98%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.92%

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POWERSHARES FUNDAMENTAL HIGH YIELD® CORPORATE BOND PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	13.97%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.79%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.25%
Robert W. Baird & Co. Incorporated 777 East Wisconsin Avenue Milwaukee, WI 53202	6.37%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.11%

POWERSHARES INSURED CALIFORNIA MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	24.12%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.10%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.90%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.83%
Bank of America, National Association 100 North Tryon Street Charlotte, NC 28255	6.42%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.83%

POWERSHARES INSURED NATIONAL MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	20.96%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.45%
National Financial Services LLC 200 Liberty Street New York, NY 10281	9.77%

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Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.30%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.36%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.04%

POWERSHARES INSURED NEW YORK MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	13.37%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	13.12%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	8.34%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.83%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	7.46%
Sterne, Agee & Leach, Inc. 300 Shades Creek Parkway, Suite 700 Birmingham, AL 35209	6.56%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.64%

POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	47.18%
Bank of New York, The One Wall Street New York, NY 10286	9.16%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.28%

POWERSHARES PREFERRED PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	22.11%

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Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	16.27%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.24%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.55%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.87%
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	5.30%

POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	21.66%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	13.07%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	9.51%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	8.35%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	8.22%
Union Bank of California 1310 Westwood Boulevard Los Angeles, CA 90024	6.73%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.25%

Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

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The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the funds. Mr. Hubbard receives management assistance from Philip Fang and Jeffrey W. Kernagis.

As of October 31, 2010, in addition to 44 funds of the Trust, Mr. Hubbard managed 63 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $17.6 billion in assets, 19 exchange-traded funds traded in Europe with approximately $1.1 billion in assets and no other accounts.

As of October 31, 2010, in addition to 10 funds of the Trust, Mr. Fang managed one portfolio of other exchange-traded funds in the Fund Family with a total of approximately $6.6 billion in assets, one exchange-traded fund traded in Europe with approximately $60.8 million in assets and no other accounts.

As of October 31, 2010, in addition to 20 funds of the Trust, Mr. Kernagis managed three portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.2 billion in assets, one exchange-traded fund traded in Europe with approximately $60.8 million in assets and no other accounts.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has an investment objective of replicating an underlying index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Compensation Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of October 31, 2010, Messrs. Hubbard and Fang did not own any securities of the Funds.

As of October 31, 2010, the dollar range of securities beneficially owned by Mr. Kernagis in the Funds was $50,000 to $100,000. The portfolio holdings of Mr. Kernagis, as of October 31, 2010, in the Funds in which he owns securities are shown below.

Jeffrey W. Kernagis

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Preferred Portfolio		X
PowerShares VRDO Tax-Free Portfolio		X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. For the Adviser's services to each Fund, each Fund has agreed to pay an annual

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unitary management fee equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Unitary Management Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25%
PowerShares Build America Bond Portfolio	0.35%*
PowerShares Emerging Markets Sovereign Debt Portfolio	0.50%
PowerShares Fundamental High Yield® Corporate Bond Portfolio	0.50%
PowerShares Insured California Municipal Bond Portfolio	0.35%*
PowerShares Insured National Municipal Bond Portfolio	0.35%*
PowerShares Insured New York Municipal Bond Portfolio	0.35%*
PowerShares International Corporate Bond Portfolio	0.50%
PowerShares Preferred Portfolio	0.50%
PowerShares VRDO Tax-Free Weekly Portfolio	0.25%

*  The Adviser has agreed to waive 0.07% of its unitary management fee until April 20, 2012 for its investment advisory services to the Fund. After giving effect to such waiver, the net unitary management fee will be 0.28%. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

The aggregate amounts of the Advisory Fees paid by each Fund to the Adviser and the Advisory Fees waived by the Adviser for the Fund's fiscal years ended October 31, 2008, 2009 and 2010, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

	Advisory Fees Paid for the Fiscal Year Ended			Advisory Fees Waived for the Fiscal Year Ended
Fund	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2010	October 31, 2009	October 31, 2008	Date of Commencement of Investment Operations
PowerShares 1-30 Laddered Treasury Portfolio	$190,176	$196,408	$86,118	N/A	N/A	N/A	10/11/2007
PowerShares Build America Bond Portfolio	$979,641	N/A	N/A	$195,928	N/A	N/A	11/16/2009
PowerShares Emerging Markets Sovereign Debt Portfolio	$3,045,533	$872,812	$389,362	N/A	N/A	N/A	10/11/2007
PowerShares Fundamental High Yield® Corporate Bond Portfolio	$1,132,515	$449,232	$46,094	N/A	N/A	N/A	11/13/2007
PowerShares Insured California Municipal Bond Portfolio	$133,629	$85,583	$48,447	$26,726	$17,117	$9,689	10/11/2007
PowerShares Insured National Municipal Bond Portfolio	$1,881,712	$1,053,914	$339,955	$376,343	$210,783	$67,991	10/11/2007
PowerShares Insured New York Municipal Bond Portfolio	$133,078	$98,503	$48,882	$26,615	$19,701	$9,776	10/11/2007
PowerShares International Corporate Bond	$16,113	N/A	N/A	N/A	N/A	N/A	06/01/2010
PowerShares Preferred Portfolio	$5,090,810	$2,182,329	$342,382	N/A	N/A	N/A	01/28/2008
PowerShares VRDO Tax-Free Weekly Portfolio	$2,204,003	$1,235,531	$157,883	N/A	N/A	N/A	11/14/2007

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following the initial term of the Investment Advisory

44

Agreement) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BNYM serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. BNYM will generally assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the "Custodian" or "Transfer Agent"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BNYM holds the Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, BNYM serves as Fund accounting agent pursuant to the fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. The Distributor's principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

Aggregations. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as

45

defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Shares" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/Mergent 1-30 Year Treasury Laddered Index
PowerShares Build America Bond Portfolio	The BofA Merrill Lynch Build America Bond Index
PowerShares Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced index
PowerShares Fundamental High Yield® Corporate Bond Portfolio	RAFI® High Yield Bond Index
PowerShares Insured California Municipal Bond Portfolio	The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index
PowerShares Insured National Municipal Bond Portfolio	The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index
PowerShares Insured New York Municipal Bond Portfolio	The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index
PowerShares International Corporate Bond Portfolio	The S&P International Corporate Bond Index®
PowerShares Preferred Portfolio	The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index
PowerShares VRDO Tax-Free Weekly Portfolio	Bloomberg US Municipal AMT-Free Weekly VRDO Index

Ryan/Mergent 1-30 Year Treasury Laddered Index

The Ryan/Mergent 1-30 Year Treasury Laddered Index is an equally weighted index of approximately 30 distinct issues with annual maturities from one to 30 years.

BofA Merrill Lynch Build America Bond Index

The BofA Merrill Lynch Build America Bond Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. Qualifying securities must have an investment grade rating, at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 million.

DB Emerging Market USD Liquid Balance Index

The DB Emerging Market USD Liquid Balanced Index is constructed by first establishing a list of eligible countries, which is done on an annual basis by the index provider based on ratings, size, liquidity and other considerations. The resulting Underlying Index membership consists of zero to three bonds from each eligible emerging market country.

RAFI® High Yield Bond Index

The RAFI® High Yield Bond Index is comprised of U.S. dollar-denominated bonds registered for sale in the United States whose issuers are public companies listed on major U.S. stock exchanges. Only securities with greater than one year to maturity qualify for inclusion in the Underlying Index.

BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by California or Puerto Rico, or their political subdivisions, in the U.S. domestic market.

BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade, insured, tax-exempt debt publicly issued by a U.S. state, or its political subdivisions, included in the U.S. domestic market.

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BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index

The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index is designed to track the performance of U.S. dollar-denominated, investment grade, tax-exempt debt publicly issued by New York or Puerto Rico, or their political subdivisions, included in the U.S. domestic market.

S&P International Corporate Bond Index®

The S&P International Corporate Bond Index® is comprised of corporate bonds issued by non-U.S. issuers. For inclusion in the Underlying Index, each bond must meet a minimum threshold for the total outstanding value of such bonds. This threshold will vary with the currency in which the bond is denominated. Each Underlying Index constituent must be rated investment grade by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Service, Inc. The weighting of each bond is based on its outstanding market value, which is set at the monthly rebalancing, and exposure to a single currency is capped at 50% at each monthly rebalancing.

BofA Merrill Lynch Core Fixed Rate Preferred Securities Index

The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index is comprised of preferred securities that meet the following criteria: are issued in the U.S. domestic market as a public security or through a Rule 144A filing with a current amount outstanding of at least $100 million; issued in $25, $50 or $100 par or liquidation preference increments; U.S. dollar-denominated; fixed dividend or coupon schedule; rated investment grade based on an average of Moody's, S&P and Fitch; issuer domiciled in the United States or a foreign country, provided the issuer's country of risk has an investment grade foreign currency long-term sovereign debt rating based on an average of Moody's, S&P and Fitch; includes preference shares (perpetual preferred securities), ADS, American Depository Receipts ("ADRs"), fixed-to-floating rate securities that are callable prior to the floating rate period, domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividend received deduction-eligible and non-dividend received deduction-eligible preferred stock, and senior debt; and excludes auction market securities, convertibles, floaters, purchase units, purchase contracts, pay-in-kind securities, securities issued by closed-end funds and derivative instruments such as repackaged securities and credit default swaps.

Bloomberg US Municipal AMT-Free Weekly VRDO Index

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is comprised of municipal securities issued in the primary market as VRDOs. Only VRDOs whose interest rates are reset weekly are included in the Underlying Index and the Underlying Index excludes secondary or derivative VRDOs (tender option bonds). Bonds must be rated in a "top" category by a nationally recognized statistical rating organization for inclusion in the Underlying Index and must have a time to maturity of greater than or equal to one month and a maturity amount outstanding of greater than or equal to $10,000,000. The Underlying Index currently consists of 3,560 bonds and is rebalanced monthly, with individual bonds being weighted by market value.

Disclaimers. The Ryan/Mergent 1-30 Year Treasury Laddered Index is compiled by Mergent Inc.®, ALM Research Solutions, LLC and Ryan Holdings, LLC (collectively, "Ryan/Mergent"). The DB Emerging Market USD Liquid Balanced Index is a trademark of Deutsche Bank Securities Inc. ("DB"). RAFI® High Yield Bond Index is a trademark of Research Affiliates, LLC ("Research Affiliates") and has been licensed for use for certain purposes by the Adviser. The BofA Merrill Lynch Build America Bond Index, The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities Index, The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities Index, The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities Index and the The BofA Merrill Lynch Core Fixed Rate Preferred Securities Index (collectively, the "Underlying Merrill Lynch Indexes"), are compiled by BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The Bloomberg US Municipal AMT-Free Weekly VRDO Index is selected by Bloomberg Financial L.P. ("Bloomberg"). The S&P International Corporate Bond Index is selected by Standard & Poor's Financial Services LLC ("Standard & Poor's").

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Ryan/Mergent is not affiliated with PowerShares 1-30 Laddered Treasury Portfolio or with the Adviser. The PowerShares 1-30 Laddered Treasury Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with Ryan/Mergent. The PowerShares 1-30 Laddered Treasury Portfolio reimburses the Adviser for the licensing fee payable to Ryan/Mergent.

The only relationship that Ryan/Mergent has with the Adviser or Distributor of PowerShares 1-30 Laddered Treasury Portfolio in connection with PowerShares 1-30 Laddered Treasury Portfolio is that Ryan/Mergent has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Index and the name of the Underlying Index; and the Exchange lists the Shares of PowerShares 1-30 Laddered Treasury Portfolio pursuant to a listing agreement with the Trust. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares 1-30 Laddered Treasury Portfolio. Ryan/Mergent has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares 1-30 Laddered Treasury Portfolio into consideration in the determination and calculation of the Underlying Index. Ryan/Mergent is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares 1-30 Laddered Treasury Portfolio or in the determination or calculation of the asset value of PowerShares 1-30 Laddered Treasury Portfolio. Ryan/Mergent has no obligation or liability in connection with the administration, marketing or trading of PowerShares 1-30 Laddered Treasury Portfolio.

RYAN/MERGENT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO OR THE UNDERLYING INDEX. RYAN/MERGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. RYAN/MERGENT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RYAN/MERGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO, THE UNDERLYING INDEX, EVEN IF RYAN/MERGENT IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

DB is not affiliated with PowerShares Emerging Markets Sovereign Debt Portfolio or with the Adviser. The PowerShares Emerging Markets Sovereign Debt Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with DB. The PowerShares Emerging Markets Sovereign Debt Portfolio reimburses the Adviser for the licensing fee payable to DB.

The only relationship that DB has with the Adviser or Distributor of PowerShares Emerging Markets Sovereign Debt Portfolio in connection with PowerShares Emerging Markets Sovereign Debt Portfolio is that DB has licensed certain of its intellectual property, including the determination of the component securities of the Underlying Index and the name of the Underlying Index; and the Exchange lists the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio pursuant to a listing agreement with the Trust. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Emerging Markets Sovereign Debt Portfolio. DB has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Emerging Markets Sovereign Debt Portfolio into consideration in the determination and calculation of the Underlying Index. DB is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares Emerging Markets Sovereign Debt Portfolio or in the determination or calculation of the asset value of PowerShares Emerging Markets Sovereign Debt Portfolio. DB has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Sovereign Debt Portfolio.

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DB SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO OR THE UNDERLYING INDEX. DB MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. DB MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DB HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, THE UNDERLYING INDEX, EVEN IF DB IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Research Affiliates has developed and may continue to develop proprietary securities indexes created and weighted based on the patented and patent-pending proprietary intellectual property of Research Affiliates, the Fundamental Index® methodology, a non-capitalization method for creating and weighting of an index of securities, (US Patent No. 7,620,577; Patent Pending Publ. Nos. US-2005-0171884-A1, US-2006-149645-A1, US-2007-0055598-A1, US-2008-0288416-A1, US-2010-0063942-A1, WO 2005/076812, WO 2007/078399 A2, WO 2008/118372, EPN 1733352, and HK1099110). "Fundamental Index®" and/or "Research Affiliates Fundamental Index®" and/or "RAFI" and/or all other Research Affiliates trademarks, trade names, patented and patent-pending concepts are the exclusive property of Research Affiliates.

"BofA Merrill Lynch" and "The BofA Merrill Lynch Build America Bond IndexSM", "The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities IndexSM" and "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" (together, the "BofA Merrill Lynch Indexes") are reprinted with permission. © Copyright 2009 Merrill Lynch, Pierce, Fenner & Smith Incorporated ("BofA Merrill Lynch"). All rights reserved. The Funds are not issued, sponsored, endorsed or promoted by BofA Merrill Lynch, any affiliate of BofA Merrill Lynch or any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes. The BofA Merrill Lynch Indexes are the exclusive property of BofA Merrill Lynch and/or its affiliates. "The BofA Merrill Lynch Build America Bond IndexSM", "The BofA Merrill Lynch California Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch National Insured Long-Term Core Plus Municipal Securities IndexSM", "The BofA Merrill Lynch New York Insured Long-Term Core Plus Municipal Securities IndexSM" and "The BofA Merrill Lynch Core Fixed Rate Preferred Securities IndexSM" are service marks of BofA Merrill Lynch and/or its affiliates and have been licensed for use for certain purposes by PowerShares on behalf of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes makes any representation or warranty, express or implied, to the shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the BofA Merrill Lynch Indexes to track the corresponding market performance. BofA Merrill Lynch is the licensor of certain trademarks, trade names and service marks of BofA Merrill Lynch and/or its affiliates and of the BofA Merrill Lynch Indexes, which are determined, composed and calculated by BofA Merrill Lynch and/or its affiliates without regard to PowerShares, the Funds or the shareholders of the Funds. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation to take the needs of PowerShares, the Funds or the shareholders of the Funds into consideration in determining, composing or calculating the BofA Merrill Lynch Indexes. None of BofA Merrill Lynch or any of its affiliates has the obligation to continue to provide the BofA Merrill Lynch Indexes to PowerShares or the Funds beyond the applicable license term. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes is responsible for or has participated in the determination of the timing, pricing, or quantities of the Funds to be issued or in the

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determination or calculation of the equation by which the Funds are to be redeemable for cash. Neither BofA Merrill Lynch, any affiliate of BofA Merrill Lynch nor any other party involved in, or related to, making or compiling the BofA Merrill Lynch Indexes has any obligation or liability in connection with the administration, marketing or trading of the Funds. BofA Merrill Lynch and its affiliates do not provide investment advice to PowerShares or the Funds and are not responsible for the performance of the Funds.

NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES, THE FUNDS, SHAREHOLDERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BOFA MERRILL LYNCH INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BOFA MERRILL LYNCH, ANY AFFILIATE OF BOFA MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE BOFA MERRILL LYNCH INDEXES HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BOFA MERRILL LYNCH AND POWERSHARES.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any BofA Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting BofA Merrill Lynch to determine whether BofA Merrill Lynch's permission is required. Under no circumstances may any person or entity claim any affiliation with BofA Merrill Lynch without the written permission of BofA Merrill Lynch.

The Bloomberg US Municipal AMT-Free Weekly VRDO Index is a trademark and service mark of Bloomberg and has been licensed for use by the Adviser. Bloomberg is not affiliated with the Adviser or the PowerShares VRDO Tax-Free Weekly Portfolio. Bloomberg does not: (i) approve, endorse, review or recommend the Adviser or the PowerShares VRDO Tax-Free Weekly Portfolio, (ii) guarantee the correctness or completeness of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or other information furnished in connection with the Bloomberg US Municipal AMT-Free Weekly VRDO Index, (iii) warrant, expressly or impliedly, the results to be obtained by the Adviser, the Adviser's customers, owners of the PowerShares VRDO Tax-Free Weekly Portfolio, or any other person or entity from the use of the Bloomberg US Municipal AMT-Free Weekly VRDO Index or any data included therein. Bloomberg, its employees, subcontractors, agents, suppliers and vendors shall have no liability or responsibility, contingent or otherwise, for any injury or damages arising out of any errors, inaccuracies, omissions or any other failure in connection with Bloomberg US Municipal AMT-Free Weekly VRDO Index or PowerShares VRDO Tax-Free Weekly Portfolio.

THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND ITS AFFILIATES ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES

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GENERALLY OR IN THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO PARTICULARLY OR THE ABILITY OF THE S&P INTERNATIONAL CORPORATE BOND INDEX TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE S&P INTERNATIONAL CORPORATE BOND INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P INTERNATIONAL CORPORATE BOND INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO OR THE TIMING OF THE ISSUANCE OR SALE OF THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE POWERSHARES INTERNATIONAL CORPORATE BOND PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE S&P INTERNATIONAL CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE S&P INTERNATIONAL CORPORATE BOND INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the

51

selection of broker-dealers.

In seeking to implement the Adviser's policies, the Adviser effects transactions with those brokers-dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund's management expenses.

The aggregate brokerage commissions paid by each Fund for the Fund's fiscal years ended October 31, 2008, 2009 and 2010, as applicable, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

Brokerage Commissions Paid for the Fiscal Year Ended
Fund	October 31, 2010	October 31, 2009	October 31, 2008	Date of Commencement of Investment Operations
PowerShares 1-30 Laddered Treasury Portfolio	None	None	None	10/11/2007
PowerShares Build America Bond Portfolio	None	N/A	N/A	11/16/2009
PowerShares Emerging Markets Sovereign Debt Portfolio	None	None	None	10/11/2007
PowerShares Fundamental High Yield® Corporate Bond Portfolio	None	$1,705	None	11/13/2007
PowerShares Insured California Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares Insured National Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares Insured New York Municipal Bond Portfolio	None	None	None	10/11/2007
PowerShares International Corporate Bond	None	N/A	N/A	06/01/2010
PowerShares Preferred Portfolio	$2,435	$43,822	$50,971	01/28/2008
PowerShares VRDO Tax-Free Weekly Portfolio	None	None	None	11/14/2007

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 45 funds. The Board has the right to establish additional series in the future, to

52

determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of a Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust, or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or the Fund.

Each Fund is not required to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to such Fund or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Funds if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be

53

caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the Fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

54

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser votes such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187 or on the SEC's website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively, the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

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CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which NYSE is open for business. As of the date of this SAI, NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio, principally consists of the in-kind deposit of Deposit Securities, plus a fixed transaction fee, as discussed below, per each Creation Unit Aggregation constituting a substantial replication, or a representation, of the securities included in the relevant Underlying Index ("Fund Securities") and the Cash Component computed as described below, plus a fixed transaction fee, as discussed below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund. Creation Unit Aggregations of PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio are issued principally for cash, calculated based on the NAV per Share multiplied by the number of Shares representing a Creation Unit ("Deposit Cash"), plus a fixed transaction fee as discussed below. The PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured NewYork Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio also reserve the right to permit or require Creation Units to be issued in-kind. The PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio, reserve the right to issue and redeem securities for cash. The Adviser expects that, with respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio, the Deposit Securities should correspond pro rata, to the extent practical, to the securities held by the Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. The Deposit Cash and/or Deposit Securities and the Cash Component constitute the Fund Deposit, which represent the minimum initial and subsequent investment amount for a Creation Unit.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Funds until such time as the next announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to

56

time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Funds and will affect the value of the Shares, but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described below to protect ongoing shareholders. The adjustments described below will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of each Fund's Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Transfer Agent and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Transfer Agent no later than the closing time of the regular trading session on NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, including orders requesting substitution of a "cash-in-lieu" amount, generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP when cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. On days when a listing exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a "cash-in-lieu" amount must be received by the Transfer Agent no later than 11:00 a.m., Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

With respect to creation orders for Funds that invest in foreign securities, the Custodian shall cause the subcustodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party

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on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash-in-lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an AP on its behalf or another investor's behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

All orders from investors who are not APs to create Creation Unit Aggregations must be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant (for corporate and municipal securities) that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Units of the Fund does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of cash and/or securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 4:00 p.m., Eastern time, on the Settlement Date, which is generally the third Business Day following the Transmittal Date, for PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio and by no later than 11:00 a.m., Eastern time, on the next Business Day immediately following the Transmittal Date for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio.

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All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 4:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date for PowerShares Build America Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured NewYork Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio and no later than 2:00 p.m., Eastern time, on the next Business Day immediately following the Transmittal Date for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by the deadlines described above, such order will be canceled. Upon written notice to the Transfer Agent, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Transfer Agent.

With respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio, and with respect to other Funds if they issue and redeem Creation Units in-kind, Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled, and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See "Creation Transaction Fee" section below.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or

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other information systems affecting the Trust, the Adviser, the Distributor, the Transfer Agent, DTC, NSCC, the Federal Reserve, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BNYM regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation transaction fee and the maximum creation transaction fee for each Fund are $500 and $2,000, respectively. The PowerShares International Corporate Bond Portfolio has an additional variable fee with respect to cash creations of up to 0.50% of the value of the Creation Units to offset the Fund's brokerage and other transaction costs associated with purchasing securities in its Underlying Index.

Redemption of Shares in Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation principally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

With respect to those funds that invest in foreign securities, redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the

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Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. The Redemption Transaction Fees for each Fund are the same as the Creation Transaction Fees set forth above.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services.

The standard redemption transaction fee and the maximum redemption transaction fee for each Fund are $500 and $2,000, respectively. The PowerShares International Corporate Bond Portfolio has an additional variable fee with respect to cash redemptions of up to 0.50% of the value of the Creation Units to offset the Fund's brokerage and other transaction costs associated with purchasing securities in its Underlying Index

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant (for PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio and PowerShares Preferred Portfolio, a DTC Participant with the ability to transact through the Federal Reserve System) that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Shares), on the next Business Day immediately following such Transmittal Date

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(the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time, for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. The AP's Participant Agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such Shares, Deposit Securities or Cash Component and the value of the collateral. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off Time pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash-in-lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

On days when the relevant Exchange or the bond market closes earlier than normal, certain Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday) orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m., Eastern time.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process for equity securities.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		* If the order is not in proper form or the Fund Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

TAXES

Each Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt investment income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in the fund do not offset gains in any other fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

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Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. Some of the Funds expect to be eligible to make such designations with respect to a substantial amount of the income they receive. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder's state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for this treatment.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and the PowerShares VRDO Tax-Free Weekly Portfolio will not be deductible for U.S. federal income tax purposes.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Funds. A Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, are generally taxable as ordinary income. Distributions reinvested in additional Shares of the Funds through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Funds that unexpectedly represents income derived from certain revenue or private activity bonds held by the Funds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Internal Revenue Code or (ii) subject to the federal "branch profits" tax, or the deferral "excess net passive income" tax.

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If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder's basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2013, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income, the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends, if any, to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Any market discount recognized by the Funds on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds' disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Distributions paid by the Funds to shareholders who are nonresident aliens or foreign entities ("Non-U.S. Shareholders") that are derived from tax-exempt bonds, and that are properly designated as exempt-interest dividends, will generally not be subject to U.S. withholding tax. Distributions of ordinary income paid to Non-U.S. Shareholders that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless an exemption applies or a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, with respect to taxable years of the Funds beginning before January 1, 2012 (or later date if extended by Congress), the portion of ordinary distributions paid to Non-U.S. Shareholders that are properly designated by the Funds as "short-term capital gain dividends" or "interest-related dividends" (generally, interest, original issue discount and market discount on bonds of a U.S. Issuer) will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder.

Non-U.S. Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on capital gains dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

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Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. Shareholders are urged to consult their own tax advisors concerning the applicability of U.S. income tax or withholding tax to their investment in a Fund.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Funds or who, to the Funds' knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

New York State and City Tax Considerations for PowerShares Insured New York Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

California State Tax Considerations for PowerShares Insured California Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California and Puerto Rico tax-exempt securities and certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local government obligations or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) designated by the Fund as exempt-interest dividends in a written notice to shareholders mailed within 60 days of the close of the Fund's taxable year. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were

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an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Internal Revenue Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the federal, state and local tax law, including statutes, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities' fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred

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after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid monthly for each Fund.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Funds as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Report to shareholders with respect to the Funds for the fiscal year ended October 31, 2010 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual and Semi-Annual Report with respect to the Funds at no charge by calling 800.983.0903 during normal business hours.

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APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY - OVERVIEW

Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has adopted proxy voting policies with respect to securities owned by the exchange-traded funds ("ETFs") for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares's proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities; and

4)  monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.'s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

A-1

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2011

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated February 28, 2011 for the PowerShares Exchange-Traded Fund Trust II (the "Trust"), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares S&P SmallCap Consumer Discretionary Portfolio	The NASDAQ Stock Market LLC	XLYS

PowerShares S&P SmallCap Consumer Staples Portfolio	The NASDAQ Stock Market LLC	XLPS

PowerShares S&P SmallCap Energy Portfolio	The NASDAQ Stock Market LLC	XLES

PowerShares S&P SmallCap Financials Portfolio	The NASDAQ Stock Market LLC	XLFS

PowerShares S&P SmallCap Health Care Portfolio	The NASDAQ Stock Market LLC	XLVS

PowerShares S&P SmallCap Industrials Portfolio	The NASDAQ Stock Market LLC	XLIS

PowerShares S&P SmallCap Information Technology Portfolio	The NASDAQ Stock Market LLC	XLKS

PowerShares S&P SmallCap Materials Portfolio	The NASDAQ Stock Market LLC	XLBS

PowerShares S&P SmallCap Utilities Portfolio	The NASDAQ Stock Market LLC	XLUS

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund's 2011 Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of each Fund's Annual Report are incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 45 portfolios. This SAI relates to nine of the investment portfolios: PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio (each a "Fund" and, together, the "Funds"). Because each Fund is "non-diversified," each Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares."

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of a specific benchmark index (each, an "Underlying Index"). Each Fund is managed by Invesco PowerShares Capital Management LLC (the "Adviser"), a wholly-owned subsidiary of Invesco Ltd.

Each Fund issues and redeems Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit" or a "Creation Unit Aggregation"). Each Fund issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a fixed transaction fee. The Funds' Shares are listed on The NASDAQ Stock Market LLC ("NASDAQ" or the "Exchange"). Shares trade on the Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading and trade throughout the day on NASDAQ.

In order to provide additional information regarding the indicative value of Shares of each Fund, NASDAQ or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

The Funds are not sponsored, endorsed, sold or promoted by NASDAQ or its affiliates (collectively, the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds. The Corporations make no representation or warranty, express or implied to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations' only relationship to the Trust is as a calculation agent for the IIVs for the respective Shares. The Corporations have no liability in connection with the administration, marketing or trading of the Funds.

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THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IIV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IIV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IIV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IIVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IIVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF DAMAGES.

INVESTMENT STRATEGIES AND RESTRICTIONS

Investment Strategies

Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its Underlying Index. Each Fund operates as an index fund and will not be actively managed. Each Fund attempts to replicate, before fees and expenses, the performance of its Underlying Index, although a Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index.

Investment Restrictions

The Board of Trustees of the Trust (the "Board") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

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(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (2), in the event that a Fund's borrowings at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although no Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of each Fund's investment policies and the risks associated with an investment in the Funds is contained in the "Summary Information—Principal Investment Strategies" and "Summary Information—Principal Risks of Investing in the Fund" sections applicable to each Fund and the "Additional Information About the Funds' Strategies and Risks" section of the Prospectus. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

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An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stock. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock, which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is also possible that a Fund may not replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. A Fund may also have to vary its portfolio holdings from the composition of its Underlying Index in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

The Funds are not actively managed, and therefore would not necessarily sell a security unless the security is removed from its Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to its Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as

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loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Funds' custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Real Estate Investment Trusts ("REITs"). Each Fund may invest in the securities of REITs, which pool investors' funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to

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investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Funds may invest in both publicly and privately traded REITs.

Each Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Exchange Listing and Trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

PORTFOLIO TURNOVER

The Funds commenced investment operations on April 5, 2010. Accordingly, information on their portfolio turnover rates for a full fiscal year is not available as of the date of this SAI.

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DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Q and Form N-CSR for the Funds are available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy.

The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web-sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon ("BNYM" or the "Administrator") will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds' portfolio holdings may be permitted at other times to personnel of third party service providers, including the Funds' custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has seven Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" (as such term is defined under the 1940 Act) or "independent" Trustees ("Independent Trustees"). The other two Trustees (the "Interested Trustees") are affiliated with the Adviser.

The Independent Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The "Fund Complex" includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the "Fund Family" consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management, LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-present); formerly Vice President and Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	107	None

Marc M. Kole (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	107	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	107	None

Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustees, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
H. Bruce Bond (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	107	None

Kevin M. Carome (54) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	107	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (36) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Bruce T. Duncan (56) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer and Secretary	Treasurer since 2007 and Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Benjamin Fulton (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (29) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

David Warren (53) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. (2000-2006)

Todd L. Spillane (51) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046-1173	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers (formerly Invesco Institutional, (N.A.), Inc.—registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies overseen by the Trustee as of December 31, 2010 is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Discretionary Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares S&P SmallCap Consumer Staples Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares S&P SmallCap Energy Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares S&P SmallCap Financials Portfolio (As of December 31, 2010)
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Health Care Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares S&P SmallCap Industrials Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares S&P SmallCap Information Technology Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares S&P SmallCap Materials Portfolio (As of December 31, 2010)
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares S&P SmallCap Utilities Portfolio (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family (As of December 31, 2010)
Ronn R. Bagge	None	over $100,000
Todd J. Barre	None	over $100,000
Marc M. Kole	None	over $100,000
Philip M. Nussbaum	None	over $100,000
Donald H. Wilson	None	over $100,000
H. Bruce Bond	None	over $100,000
Kevin M. Carome	None	None

As of December 31, 2010, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the "Investment Advisory Agreement"). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the fiscal year ended October 31, 2010, the Board held seven meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2010, the Audit Committee held four meetings.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption "Shareholder Communications." During the fiscal year ended October 31, 2010, the Nominating and Governance Committee held five meetings.

Mr. Bond, one of the Interested Trustees, serves as chairman of the Board. Mr. Wilson serves as the lead Independent Trustee. Mr. Kole serves as chairman of the Audit Committee and Mr. Bagge serves as chairman of

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the Nominating and Governance Committee. The lead Independent Trustee serves as a liaison between, and facilitates communication among, the other Independent Trustees and the Interested Trustees, the Adviser and other service providers with respect to Board matters. The lead Independent Trustee also reviews and provides input on the agendas for Board meetings and serves as chairman for meetings of the Independent Trustees. The chairmen of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees with respect to matters pertaining to the respective Committee. The Board regularly reviews its Committee structure and membership and believes that the Board's current leadership structure is appropriate based on the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds' business.

Risk Oversight. The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust's other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust's independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds' investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund's investment objective, policies and restrictions, and reviews any areas of non-compliance with the Funds' investment policies and restrictions. The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust's Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates' expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee's experience, qualifications and attributes and the Trustees' combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the

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financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond's experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome's senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as lead Independent Trustee since 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees' principal occupations during the past five years or more are shown in the above tables.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Each Committee Chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

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The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2010.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$76,104	N/A	$205,000
Todd J. Barre (2)	$56,071	N/A	$146,250
Marc M. Kole	$76,104	N/A	$205,000
Philip M. Nussbaum	$72,392	N/A	$195,000
Donald H. Wilson	$72,392	N/A	$195,000
H. Bruce Bond	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Complex overseen by the Trustee for the fiscal year ended October 31, 2010 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $20,500 and $195,000, respectively, of deferred compensation pursuant to the DC Plan.

(2)  Mr. Barre joined the Board of the Trust effective February 1, 2010. Therefore, the figures presented are his compensation for the period from February 1, 2010 through October 31, 2010.

As of January 31, 2011, the Trustees and Officers, as a group, owned less than 1% of each Fund's outstanding Shares.

Principal Holders and Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding Shares as of January 31, 2011:

POWERSHARES S&P SMALLCAP CONSUMER DISCRETIONARY PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	76.77%

POWERSHARES S&P SMALLCAP CONSUMER STAPLES PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	29.91%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	13.20%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	9.44%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	9.24%
Morgan Stanley DW Inc. 1585 Broadway New York, NY 10036	7.93%

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Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Plaza Piscataway, NJ 08854	5.53%
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	5.38%

POWERSHARES S&P SMALLCAP ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	19.45%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	15.59%
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.53%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.92%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.86%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.67%

POWERSHARES S&P SMALLCAP FINANCIALS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	94.20%

POWERSHARES S&P SMALLCAP HEALTH CARE PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	78.29%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.15%

POWERSHARES S&P SMALLCAP INDUSTRIALS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	69.66%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	10.13%

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Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	5.73%

POWERSHARES S&P SMALLCAP INFORMATION TECHNOLOGY PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	50.97%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.12%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.54%

POWERSHARES S&P SMALLCAP MATERIALS PORTFOLIO

Name & Address	% Owned
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	56.25%
Timber Hill LLC 1 Pickwick Plaza Greenwich, CT 06830	10.02%
Goldman Sachs Execution & Clearing, L.P. 30 Hudson Street Jersey City, NJ 07302	8.37%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.64%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.00%

POWERSHARES S&P SMALLCAP UTILITIES PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	79.93%
Mellon Trust of New England, National Association One Boston Place Boston, MA 02108	7.20%

Shareholder Communications. Shareholders may send communications to the Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment

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management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Michael Jeanette, Jeffrey W. Kernagis and Brian Picken.

As of October 31, 2010, in addition to 44 funds of the Trust, Mr. Hubbard managed 63 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $17.6 billion in assets, 19 exchange-traded funds traded in Europe with approximately $1.1 billion in assets and no other accounts.

As of October 31, 2010, in addition to 13 funds of the Trust, Mr. Jeanette managed 57 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.7 billion in assets, no other pooled investment vehicles and no other accounts.

As of October 31, 2010, in addition to 20 funds of the Trust, Mr. Kernagis managed three portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.2 billion in assets, one exchange-traded fund traded in Europe with approximately $60.8 million in assets and no other accounts.

As of October 31, 2010, in addition to 13 funds of the Trust, Mr. Picken managed 57 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.7 billion in assets, no other pooled investment vehicles and no other accounts.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has an investment objective of replicating its Underlying Index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Compensation Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of October 31, 2010, Messrs. Hubbard, Jeanette, Kernagis and Picken did not own any securities of the Funds.

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. For the Adviser's services to the Funds, each Fund has agreed to pay an annual unitary management fee, paid monthly, equal to 0.29% of its average daily net assets (the "Advisory Fee").

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The aggregate amount of the Advisory Fee paid by each Fund to the Adviser since the commencement of investment operations of that Fund is set forth in the chart below.

Fund	Advisory Fee Paid for the Fiscal Year Ended October 31, 2010	Date of Commencement of Investment Operations
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$22,940	04/05/2010
PowerShares S&P SmallCap Consumer Staples Portfolio	$7,197	04/05/2010
PowerShares S&P SmallCap Energy Portfolio	$9,544	04/05/2010
PowerShares S&P SmallCap Financials Portfolio	$32,347	04/05/2010
PowerShares S&P SmallCap Health Care Portfolio	$45,016	04/05/2010
PowerShares S&P SmallCap Industrials Portfolio	$16,162	04/05/2010
PowerShares S&P SmallCap Information Technology Portfolio	$19,641	04/05/2010
PowerShares S&P SmallCap Materials Portfolio	$4,604	04/05/2010
PowerShares S&P SmallCap Utilities Portfolio	$23,546	04/05/2010

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. After the initial term, the Investment Advisory Agreement continues in effect (following the initial term of the Investment Advisory Agreement) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BNYM serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the "Custodian" or "Transfer Agent"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BNYM holds the Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, BNYM serves as Fund accounting agent

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pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. The Distributor's principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

Aggregations. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Shares" below).

Index Providers. Standard & Poor's Financial Services LLC ("Standard & Poor's") is the Index Provider for each Fund's Underlying Index. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares S&P SmallCap Consumer Discretionary Portfolio	S&P SmallCap 600 Capped Consumer Discretionary Index®*

PowerShares S&P SmallCap Consumer Staples Portfolio	S&P SmallCap 600 Capped Consumer Staples Index®*

PowerShares S&P SmallCap Energy Portfolio	S&P SmallCap 600 Capped Energy Index®*

PowerShares S&P SmallCap Financials Portfolio	S&P SmallCap 600 Capped Financials Index®*

PowerShares S&P SmallCap Health Care Portfolio	S&P SmallCap 600 Capped HealthCare Index®*

PowerShares S&P SmallCap Industrials Portfolio	S&P SmallCap 600 Capped Industrials Index®*

PowerShares S&P SmallCap Information Technology Portfolio	S&P SmallCap 600 Capped Information Technology Index®*

PowerShares S&P SmallCap Materials Portfolio	S&P SmallCap 600 Capped Materials Index®*

PowerShares S&P SmallCap Utilities Portfolio	S&P SmallCap 600 Capped Utilities & Telecom Services Index®*

*  Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's and have been licensed for use by the Adviser.

Additional information about each Fund's Underlying Index methodology is set forth below.

S&P SmallCap 600 Capped Consumer Discretionary Index®

The S&P SmallCap 600 Capped Consumer Discretionary Index® is comprised of common stocks of small capitalization U.S. consumer discretionary companies that are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including, but not limited to, household durables, leisure products and services, apparel and luxury goods, computers and electronics, automobiles and auto components, hotel and restaurant services and television and other entertainment goods and services.

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S&P SmallCap 600 Capped Consumer Staples Index®

The S&P SmallCap 600 Capped Consumer Staples Index® is comprised of common stocks of small capitalization U.S. consumer staples companies that are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverage, and non-discretionary retail.

S&P SmallCap 600 Capped Energy Index®

The S&P SmallCap 600 Capped Energy Index® is comprised of common stocks of small capitalization U.S. energy companies that are principally engaged in the business of producing, distributing or servicing energy related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

S&P SmallCap 600 Capped Financials Index®

The S&P SmallCap 600 Capped Financials Index® is comprised of common stocks of small capitalization U.S. financial service companies that are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

S&P SmallCap 600 Capped HealthCare Index®

The S&P SmallCap 600 Capped HealthCare Index® is comprised of common stocks of small capitalization U.S. healthcare companies that are principally engaged in the business of providing healthcare-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

S&P SmallCap 600 Capped Industrials Index®

The S&P SmallCap 600 Capped Industrials Index® is comprised of common stocks of small capitalization U.S. industrial companies. These are companies that are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing.

S&P SmallCap 600 Capped Information Technology Index®

The S&P SmallCap 600 Capped Information Technology Index® is comprised of common stocks of small capitalization U.S. information technology companies that are principally engaged in the business of providing information technology-related products and services, including computer hardware and software, Internet, electronics and semiconductors, and communication technologies.

S&P SmallCap 600 Capped Materials Index®

The S&P SmallCap 600 Capped Materials Index® is comprised of common stocks of small capitalization U.S. basic materials companies that are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

S&P SmallCap 600 Capped Utilities & Telecom Services Index®

The S&P SmallCap 600 Capped Utilities & Telecom Services Index® is comprised of common stocks of U.S. utility companies that are principally engaged in providing either energy, water, electric or natural gas utilities or providing telecommunications services.

Disclaimers. THE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND ITS AFFILIATES ("S&P"). S&P MAKES NO REPRESENTATION, CONDITION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN ANY FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEXES TO TRACK THE PERFORMANCE OF CERTAIN FINANCIAL MARKETS AND/OR SECTIONS THEREOF AND/OR OF GROUPS OF ASSETS OR ASSET CLASSES. S&P'S ONLY RELATIONSHIP TO THE

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ADVISER IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES AND OF THE UNDERLYING INDEXES WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE ADVISER OR THE FUNDS. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE ADVISER OR THE OWNERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEXES. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUNDS OR THE TIMING OF THE ISSUANCE OR SALE OF THE FUNDS OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING, OR TRADING OF THE FUNDS.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, CONDITION OR REPRESENTATION, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, REPRESENTATIONS OR CONDITIONS, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE AND ANY OTHER EXPRESS OR IMPLIED WARRANTY OR CONDITION WITH RESPECT TO THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of each Underlying Index or any data included therein, even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Adviser's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such

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securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

The aggregate brokerage commissions paid by each Fund since the commencement of investment operations of that Fund are set forth in the chart below.

Fund	Brokerage Commissions Paid for the Fiscal Year Ended October 31, 2010	Date of Commencement of Investment Operations
PowerShares S&P SmallCap Consumer Discretionary Portfolio	$600	04/05/2010
PowerShares S&P SmallCap Consumer Staples Portfolio	$279	04/05/2010
PowerShares S&P SmallCap Energy Portfolio	$436	04/05/2010
PowerShares S&P SmallCap Financials Portfolio	$1,897	04/05/2010
PowerShares S&P SmallCap Health Care Portfolio	$2,581	04/05/2010
PowerShares S&P SmallCap Industrials Portfolio	$950	04/05/2010
PowerShares S&P SmallCap Information Technology Portfolio	$967	04/05/2010
PowerShares S&P SmallCap Materials Portfolio	$504	04/05/2010
PowerShares S&P SmallCap Utilities Portfolio	$984	04/05/2010

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 45 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of a Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust, or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or the Fund.

Each Fund is not required to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose

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information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Funds or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Funds were unable to meet their obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or Officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, Officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Trust's Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Trust's Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust's Declaration, the shareholders bringing the action may be responsible for a Fund's costs, including attorneys' fees.

The Trust's Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that a Fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

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The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Funds' Form N-PX will also be available on the SEC's website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which NYSE is open for business. As of the date of this SAI, NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index ("Fund Securities") and the Cash Component computed as described below, plus a fixed transaction fee, as discussed below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

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Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Funds until such time as the next announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), if any, or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), if any, will be at the expense of the Funds and will affect the value of the Shares, but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of each Fund's Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Transfer Agent and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Transfer Agent no later than the closing time of the regular trading session on NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations must be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or

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enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Funds may be placed through the Clearing Process (see "Placement of Creation Orders Using Clearing Process") or outside the Clearing Process.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on the Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 2:00 p.m., Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

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Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, the Transfer Agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BNYM regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation transaction fee and the maximum creation transaction fee for each Fund are $500 and $2,000, respectively.

Redemption of Shares in Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through

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the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation principally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation transaction fees set forth above.

The standard redemption transaction fee and the maximum redemption transaction fee for the Fund are $500 and $2,000, respectively.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be

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effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

TAXES

Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to

31

shareholders as ordinary dividends to the extent of a Fund's current and accumulated earnings and profits. Nonresident shareholders that own, either directly or indirectly, more than 5% of a class of Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Shares.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one fund do not offset gains in another fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by each Fund. The Funds may need to borrow money or dispose of some of their investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, are generally taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

Dividends declared by the Funds in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to noncorporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her Shares, and thereafter as gain from the sale of

32

Shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distributions of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Each Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, a Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that a Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing its taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from a Fund's election to "pass-through" amounts of foreign taxes paid by the Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax

33

rate multiplied by its foreign source taxable income. For this purpose, a Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. A shareholder's ability to claim a credit for foreign taxes paid by a Fund may also be limited by applicable holding period requirements.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities' fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its

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reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Report to shareholders with respect to the Funds for the fiscal year ended October 31, 2010 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual and Semi-Annual Reports with respect to the Funds at no charge by calling 800.983.0903 during normal business hours.

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APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY—OVERVIEW

Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has adopted proxy voting policies with respect to securities owned by the exchange-traded funds ("ETFs") for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares's proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities; and

4)  monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.'s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines—An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying Shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

A-1

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2011

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated February 28, 2011 for the PowerShares Exchange-Traded Fund Trust II (the "Trust"), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares DWA Developed Markets Technical Leaders Portfolio	NYSE Arca, Inc.	PIZ

PowerShares DWA Emerging Markets Technical Leaders Portfolio	NYSE Arca, Inc.	PIE

PowerShares Dynamic Developed International Opportunities Portfolio	NYSE Arca, Inc.	PFA

PowerShares Emerging Markets Infrastructure Portfolio	NYSE Arca, Inc.	PXR

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	NYSE Arca, Inc.	PAF

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	NYSE Arca, Inc.	PXF

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	NYSE Arca, Inc.	PDN

PowerShares FTSE RAFI Emerging Markets Portfolio	NYSE Arca, Inc.	PXH

PowerShares Global Agriculture Portfolio	The NASDAQ Stock Market LLC	PAGG

PowerShares Global Clean Energy Portfolio	NYSE Arca, Inc.	PBD

PowerShares Global Coal Portfolio	The NASDAQ Stock Market LLC	PKOL

PowerShares Global Gold and Precious Metals Portfolio	The NASDAQ Stock Market LLC	PSAU

PowerShares Global Nuclear Energy Portfolio	NYSE Arca, Inc.	PKN

PowerShares Global Steel Portfolio	The NASDAQ Stock Market LLC	PSTL

PowerShares Global Water Portfolio	NYSE Arca, Inc.	PIO

PowerShares Global Wind Energy Portfolio	The NASDAQ Stock Market LLC	PWND

PowerShares MENA Frontier Countries Portfolio	The NASDAQ Stock Market LLC	PMNA

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund's 2011 Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of each Fund's Annual Report are incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 45 portfolios. This SAI relates to PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio (each a "Fund" and, together, the "Funds"). Because each Fund, except for PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio and PowerShares Global Clean Energy Portfolio, is "non-diversified," each such Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares."

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of a specific benchmark index (each, an "Underlying Index"). Each Fund is managed by Invesco PowerShares Capital Management LLC (the "Adviser"), a wholly-owned subsidiary of Invesco Ltd.

Each Fund issues and redeems Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (100,000 Shares with respect to PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio and PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and 75,000 Shares with respect to PowerShares Global Clean Energy Portfolio and PowerShares MENA Frontier Countries Portfolio) (each a "Creation Unit" or a "Creation Unit Aggregation"). Each Fund (except PowerShares MENA Frontier Countries Portfolio) issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a fixed transaction fee. Due to various legal and operational constraints in certain frontier countries in the Middle East and North Africa, the PowerShares MENA Frontier Countries Portfolio issues and redeems Shares at NAV in Creation Unit Aggregations in exchange for a significant Cash Component and an in-kind component consisting of Deposit Securities not subject to such constraints.

Shares of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Nuclear Energy Portfolio and PowerShares Global Water Portfolio are listed on NYSE Arca, Inc. ("NYSE Arca"). Shares of PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio are listed on The NASDAQ Stock Market LLC ("NASDAQ" and, together with NYSE Arca, the "Exchanges"). Shares trade on the relevant Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

1

Each Fund reserves the right to offer creations and redemptions of Shares principally or partially for cash, as is the case for PowerShares MENA Frontier Countries Portfolio. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Nuclear Energy Portfolio and PowerShares Global Water Portfolio (each, an "NYSE Arca-listed Fund") are listed for trading and trade throughout the day on NYSE Arca.

In order to provide additional information regarding the indicative value of Shares of each NYSE Arca-listed Fund, NYSE Arca or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for the NYSE Arca-listed Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

Shares of PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio (each, a "NASDAQ-listed Fund") are listed for trading and trade throughout the day on NASDAQ.

In order to provide additional information regarding the indicative value of Shares of each NASDAQ-listed Fund, NASDAQ or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IIV for the NASDAQ-listed Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

The NASDAQ-listed Funds are not sponsored, endorsed, sold or promoted by NASDAQ or its affiliates (collectively, the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the NASDAQ-listed Funds. The Corporations make no representation or warranty, express or implied to the owners of the NASDAQ-listed Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The Corporations' only relationship to the Trust is as a calculation agent for the IIVs for the respective NASDAQ-listed Funds' Shares. The Corporations have no liability in connection with the administration, marketing or trading of the NASDAQ-listed Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE DATA ON WHICH THE IIV CALCULATIONS ARE BASED OR THE ACTUAL COMPUTATION OF THE VALUE OF THE IIV, NOR SHALL THE CORPORATIONS BE RESPONSIBLE FOR ANY DELAYS IN THE COMPUTATION OR DISSEMINATION OF THE IIV VALUES. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE IIVS OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE IIVS OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OR THE POSSIBILITY OF DAMAGES.

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INVESTMENT STRATEGIES AND RESTRICTIONS

Investment Strategies

Each Fund seeks to achieve its investment objective by investing primarily in securities that comprise its respective Underlying Index. Each Fund operates as an index fund and will not be actively managed. Each Fund (except for the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio) attempts to replicate, before fees and expenses, the performance of its Underlying Index, although a Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index. The PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio will utilize a "sampling" methodology in seeking to achieve its investment objective.

Investment Restrictions

The Board of Trustees of the Trust (the "Board") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (9) below. Investment restrictions (1) and (2) only apply to the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares Global Clean Energy Portfolio. Except as noted in the prior sentence, each Fund, as a fundamental policy, may not:

(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities of any class of securities of any one issuer.

(3)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(5)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in connection with the purchase and sale of portfolio securities.

(6)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(8)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(9)  Issue senior securities, except as permitted under the 1940 Act.

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Except for restriction (4), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (4), in the event that a Fund's borrowings at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although no Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of each Fund's investment policies and the risks associated with an investment in the Funds is contained in the "Summary Information—Principal Investment Strategies" and "Summary Information—Principal Risks of Investing in the Fund" sections applicable to each Fund and the "Additional Information About the Funds' Strategies and Risks" section of the Prospectus. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers'

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change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stock. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. Because the PowerShares MENA Frontier Countries Portfolio issues and redeems Creation Units partially for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units principally in-kind. In addition, the use of a representative sampling approach by the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio may cause such Funds to not be as well correlated with the return of its respective Underlying Index as would be the case if the Fund purchased all of the securities in its respective Underlying Index in the proportions represented in such Underlying Index. It is also possible that a Fund may not replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. A Fund may also have to vary its portfolio holdings from the composition of its Underlying Index in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

The Funds are not actively managed, and therefore will not necessarily sell a security unless the security is removed from its Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of its Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Lending Portfolio Securities. PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio may each lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated cash collateral equal to at least 102% of the value of the loaned portfolio securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will lend its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser's judgment, the income earned would justify the risks.

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A Fund will not have the right to vote securities while they are on loan but it will call a loan in anticipation of an important vote. A Fund will receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and "gap risk" (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with a Fund's investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. A Fund will bear any loss on the investment of cash collateral. A Fund may have to pay the borrower a fee based on the amount of cash collateral.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, a Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. The custodian bank will maintain a separate account for each Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

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Money Market Instruments. Each Fund may invest a portion of its assets in high quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime 1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Real Estate Investment Trusts ("REITs"). Certain Funds may invest in the securities of REITs, which pool investors' funds for investments primarily in commercial real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for a Fund to invest in the real estate industry. As a shareholder in a REIT, a Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, a Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. Certain Funds may invest in both publicly and privately traded REITs.

A Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

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Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Exchange Listing and Trading. There can be no assurance that the requirements of the relevant Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The relevant Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchanges, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

PORTFOLIO TURNOVER

No Fund's portfolio turnover rate for the fiscal year ended October 31, 2010 varied significantly from the Fund's portfolio turnover rate for the fiscal year ended October 31, 2009.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Q and Form N-CSR for the Funds are available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy.

The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web-sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon ("BNYM" or the "Administrator") will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds' portfolio holdings may be permitted at other times to personnel of third party service providers, including the Funds' custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

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MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Fund. The Trust currently has seven Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" (as such term is defined under the 1940 Act) or "independent" Trustees ("Independent Trustees"). The other two Trustees (the "Interested Trustees") are affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The "Fund Complex" includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the "Fund Family" consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	107	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	107	None

Marc M. Kole (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	107	None

Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustees, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
H. Bruce Bond (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	107	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
Kevin M. Carome (54) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	107	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (36) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, Texas 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Bruce T. Duncan (56) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer and Secretary	Treasurer since 2007 and Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Benjamin Fulton (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (29) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren (53) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. and Chief Administrative Officer, North American Retail, Invesco Ltd (2007-Present); formerly Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. (2000-2006)

Todd Spillane (51) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046-1173	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.) Inc.—registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.) Inc.) (registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2010 is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares DWA Developed Markets Technical Leaders Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares DWA Emerging Markets Technical Leaders Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Dynamic Developed International Opportunities Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Emerging Markets Infrastructure Portfolio (As of December 31, 2010)
Ronn R. Bagge	None	$50,001-$100,000	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	over $100,000	over $100,000
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares FTSE RAFI Emerging Markets Portfolio (As of December 31, 2010)
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	$10,001-$50,000	None	None
Marc M. Kole	None	None	None	$10,001-$50,000
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	over $100,000	None	None
H. Bruce Bond	None	over $100,000	over $100,000	over $100,000
Kevin M. Carome	None	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in PowerShares Global Agriculture Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Global Clean Energy Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Global Coal Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Global Gold and Precious Metals Portfolio (As of December 31, 2010)
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	over $100,000	None	over $100,000
Kevin M. Carome	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in PowerShares Global Nuclear Energy Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Global Steel Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Global Water Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares Global Wind Energy Portfolio (As of December 31, 2010)
Ronn R. Bagge	None	None	None	None
Todd J. Barre	None	None	None	None
Marc M. Kole	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	$5,001-$10,000	None
H. Bruce Bond	None	None	over $100,000	over $100,000
Kevin M. Carome	None	None	None	None

Name of Trustee	Dollar Range of Equity Securities in PowerShares MENA Frontier Countries Portfolio (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family (As of December 31, 2010)
Ronn R. Bagge	None	over $100,000
Todd J. Barre	None	over $100,000
Marc M. Kole	None	over $100,000
Philip M. Nussbaum	None	over $100,000
Donald H. Wilson	None	over $100,000
H. Bruce Bond	over $100,000	over $100,000
Kevin M. Carome	None	None

As of December 31, 2010, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of each Fund, including oversight of the duties performed by the Adviser for each Fund under the investment advisory agreement (the "Investment Advisory Agreement"). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the fiscal year ended October 31, 2010, the Board held seven meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with

13

such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2010, the Audit Committee held four meetings.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption "Shareholder Communications." During the fiscal year ended October 31, 2010, the Nominating and Governance Committee held five meetings.

Mr. Bond, one of the Interested Trustees, serves as chairman of the Board. Mr. Wilson serves as the lead Independent Trustee. Mr. Kole serves as chairman of the Audit Committee and Mr. Bagge serves as chairman of the Nominating and Governance Committee. The lead Independent Trustee serves as a liaison between, and facilitates communication among, the other Independent Trustees and the Interested Trustees, the Adviser and other service providers with respect to Board matters. The lead Independent Trustee also reviews and provides input on the agendas for Board meetings and serves as chairman for meetings of the Independent Trustees. The chairmen of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees with respect to matters pertaining to the respective Committee. The Board regularly reviews its Committee structure and membership and believes that the Board's current leadership structure is appropriate based on the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds' business.

Risk Oversight. Each Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust's other service providers in connection with the management and operations of a Fund, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust's independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding a Fund's investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund's investment objective, policies and restrictions, and reviews any areas of non-compliance with a Fund's investment policies and restrictions. The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust's Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates' expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee's experience, qualifications and attributes and the Trustees' combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or

14

advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond's experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome's senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as lead Independent Trustee since 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

15

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees' principal occupations during the past five years or more are shown in the above tables.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Each Committee Chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year. Each Independent Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured, and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2010.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	76,104	N/A	205,000
Todd J. Barre (2)	56,071	N/A	146,250
Marc M. Kole	76,104	N/A	205,000
Philip M. Nussbaum	72,392	N/A	195,000
Donald H. Wilson	72,392	N/A	195,000
H. Bruce Bond	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Complex overseen by the Trustee for the fiscal year ended October 31, 2010 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $20,500 and $195,000, respectively, of deferred compensation pursuant to the DC Plan.

(2)  Mr. Barre joined the Board of the Trust effective February 1, 2010. Therefore, the figures presented are his compensation for the period from February 1, 2010 through October 31, 2010.

As of January 31, 2011, the Trustees and Officers of the Trust, as a group, owned 7.03% of the outstanding Shares of the PowerShares Dynamic Developed International Opportunities Portfolio and 1.73% of the outstanding Shares of the PowerShares Global Wind Energy Portfolio. Other than as noted, as of January 31, 2011, the Trustees and Officers, as a group, owned less than 1% of each Fund's outstanding Shares.

16

Principal Holders and Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding Shares as of January 31, 2011:

POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	29.06%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	11.36%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	9.76%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.66%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	8.52%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.54%

POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO

Name & Address	% Owned
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	19.95%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	13.23%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	8.25%
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	7.39%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	7.13%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.86%

POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO

Name & Address	% Owned
Linsco/Private Ledger Corp. 2810 Coliseum Centre Drive Charlotte, NC 28217	13.15%

17

Name & Address	% Owned
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	12.71%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.26%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.86%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.67%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.36%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	5.97%

POWERSHARES EMERGING MARKETS INFRASTRUCTURE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.02%
National Financial Services LLC 200 Liberty Street New York, NY 10281	12.75%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	11.94%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.69%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.87%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.48%
Ameritrade, Inc. 421Omaha, NE 1 South 102nd Street 68127	5.05%

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	29.05%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.90%

18

Name & Address	% Owned
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	6.69%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	6.00%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO

Name & Address	% Owned
Bank of New York, The One Wall Street New York, NY 10286	16.92%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.12%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.38%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.36%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.30%
SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	6.18%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.28%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO

Name & Address	% Owned
Scotia Capital 40 King Street West Toronto, Ontario Canada M5W 2X6	42.24%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.86%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	8.20%
National Financial Services LLC 200 Liberty Street New York, NY 10281	6.52%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	5.13%

19

POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO

Name & Address	% Owned
JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	22.45%
Bank of New York, The One Wall Street New York, NY 10286	16.99%
Ameritrade, Inc. 421Omaha, NE 1 South 102nd Street 68127	9.30%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	6.94%

POWERSHARES GLOBAL AGRICULTURE PORTFOLIO

Name & Address	% Owned
Bank of New York, The One Wall Street New York, NY 10286	14.06%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	12.83%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.72%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.79%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.77%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	5.27%

POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	11.21%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.21%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.09%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.14%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	6.46%

20

Name & Address	% Owned
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	5.81%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	6.15%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.11%

POWERSHARES GLOBAL COAL PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	15.09%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.29%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.85%
Ameritrade, Inc. 421Omaha, NE 1 South 102nd Street 68127	8.60%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.78%
Bear, Stearns Securities Corp. 1 MetroTech Center North Brooklyn, NY 11201	5.82%

POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	16.02%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	11.52%
Bank of New York, The One Wall Street New York, NY 10286	9.45%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.76%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	7.78%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	5.50%

21

POWERSHARES GLOBAL NUCLEAR ENERGY PORTFOLIO

Name & Address	% Owned
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	15.63%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	9.32%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.54%
National Financial Services LLC 200 Liberty Street New York, NY 10281	7.57%
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	6.31%
Bear, Stearns Securities Corp. 1 MetroTech Center North Brooklyn, NY 11201	6.21%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.78%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.35%

POWERSHARES GLOBAL STEEL PORTFOLIO

Name & Address	% Owned
Merrill Lynch, Pierce, Fenner & Smith Incorporated 4 Corporate Place Piscataway, NJ 08854	44.02%
Northern Trust Company, The 50 South La Salle Street Chicago, IL 60603	5.63%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.20%

POWERSHARES GLOBAL WATER PORTFOLIO

Name & Address	% Owned
Bank of America, National Association 100 North Tryon Street Charlotte, NC 28255	13.38%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	9.17%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.76%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	7.52%

22

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.81%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	5.72%
National Financial Services LLC 200 Liberty Street New York, NY 10281	5.56%
Morgan Stanley DW Inc. 1221 Avenue of the Americas New York, NY 10020	5.37%

POWERSHARES GLOBAL WIND ENERGY PORTFOLIO

Name & Address	% Owned
National Financial Services LLC 200 Liberty Street New York, NY 10281	11.62%
JPMorgan Chase Bank, National Association 1111 Polaris Pky Columbus, OH 43240	10.71%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	8.39%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	6.51%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	6.35%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.65%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	5.20%

POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO

Name & Address	% Owned
Citibank, N.A. 333 W. 34th St. New York, NY 10001	15.57%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	11.11%
Brown Brothers Harriman & Co. 525 Washington Ave Jersey City, NJ 07302	10.97%
UBS Financial Services LLC 1200 Harbor Blvd. Weehawken, NJ 07086	8.57%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.14%

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Name & Address	% Owned
Linsco/Private Ledger Corp. 2810 Coliseum Centre Drive Charlotte, NC 28217	6.03%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.45%

Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the funds. Mr. Hubbard receives management assistance from Joshua Betts and Brian McGreal.

As of October 31, 2010, in addition to 44 funds of the Trust, Mr. Hubbard managed 63 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $17.6 billion in assets, 19 exchange-traded funds traded in Europe with approximately $1.1 billion in assets and no other accounts.

As of October 31, 2010, in addition to 21 funds of the Trust, Mr. Betts managed seven portfolios of other exchange-traded funds in the Fund Family with a total of approximately $4.9 billion in assets, 18 exchange-traded funds traded in Europe with approximately $1.1 billion in assets and no other accounts.

As of October 31, 2010, in addition to 21 funds of the Trust, Mr. McGreal managed eight portfolios of other exchange-traded funds in the Fund Family with a total of approximately $5.0 billion in assets, 18 exchange-traded funds traded in Europe with approximately $1.1 billion in assets and no other accounts.

Although the Funds that are managed by the Portfolio Managers may have different investment strategies, each has an investment objective of replicating an underlying index. The Adviser does not believe that management of the different Funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

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Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Compensation Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of October 31, 2010, Messrs. Hubbard and McGreal did not own any securities of the Funds.

As of October 31, 2010, the dollar range of securities beneficially owned by Mr. Betts in the Funds was $1-$10,000. The portfolio holdings of Mr. Betts, as of October 31, 2010, in the Funds in which he owns Shares are shown below.

Joshua Betts

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Global Gold and Precious Metals Portfolio	X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses. For the Adviser's services to the Funds, each Fund has agreed to pay an annual unitary management fee, paid monthly, equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Advisory Fee
PowerShares DWA Developed Markets Technical Leaders Portfolio	0.80%
PowerShares DWA Emerging Markets Technical Leaders Portfolio	0.90%
PowerShares Dynamic Developed International Opportunities Portfolio	0.75%
PowerShares Emerging Markets Infrastructure Portfolio	0.75%
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	0.80%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	0.75%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.75%
PowerShares FTSE RAFI Emerging Markets Portfolio	0.85%
PowerShares Global Agriculture Portfolio	0.75%
PowerShares Global Clean Energy Portfolio	0.75%
PowerShares Global Coal Portfolio	0.75%
PowerShares Global Gold and Precious Metals Portfolio	0.75%
PowerShares Global Nuclear Energy Portfolio	0.75%
PowerShares Global Steel Portfolio	0.75%
PowerShares Global Water Portfolio	0.75%
PowerShares Global Wind Energy Portfolio	0.75%
PowerShares MENA Frontier Countries Portfolio	0.95%*

*  With respect to PowerShares MENA Frontier Countries Portfolio, the Adviser has voluntarily agreed to waive 0.25% of its Advisory Fee for its investment advisory services to the Fund through April 20, 2012. After giving effect to such voluntary waiver, the Advisory Fee will be 0.70%. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

The aggregate amounts of the Advisory Fees paid by each Fund to the Adviser and the Advisory Fees waived by the Adviser for the Fund's fiscal years ended October 31, 2008, 2009 and 2010, or, if the Fund had not been in

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existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

	Advisory Fees Paid for the			Advisory Fees Waived Fiscal Year Ended			for the Fiscal Year Ended
Fund	October 31, 2010	October 31, 2009	October 31, 2008	October 31, 2010	October 31, 2009	October 31, 2008	Date of Commencement of Investment Operations
PowerShares DWA Developed Markets Technical Leaders Portfolio	$284,057	$169,271	$278,731	N/A	N/A	N/A	12/27/2007
PowerShares DWA Emerging Markets Technical Leaders Portfolio	$735,172	$156,881	$221,385	N/A	N/A	N/A	12/27/2007
PowerShares Dynamic Developed International Opportunities Portfolio	$308,208	$350,131	$505,603	N/A	N/A	N/A	06/13/2007
PowerShares Emerging Markets Infrastructure Portfolio	$1,003,942	$248,286	$643	N/A	N/A	N/A	10/15/2008
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$324,540	$161,648	$177,381	N/A	N/A	N/A	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$1,139,858	$729,122	$506,586	N/A	N/A	N/A	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$314,777	$130,134	$114,506	N/A	N/A	N/A	09/27/2007
PowerShares FTSE RAFI Emerging Markets Portfolio	$2,600,326	$893,683	$582,583	N/A	N/A	N/A	09/27/2007
PowerShares Global Agriculture Portfolio	$402,533	$102,151	$1,699	N/A	N/A	N/A	09/16/2008
PowerShares Global Clean Energy Portfolio	$1,315,869	$1,085,529	$1,251,237	N/A	N/A	N/A	06/13/2007
PowerShares Global Coal Portfolio	$112,018	$40,136	$1,615	N/A	N/A	N/A	09/16/2008
PowerShares Global Gold and Precious Metals Portfolio	$324,866	$97,115	$2,006	N/A	N/A	N/A	09/16/2008
PowerShares Global Nuclear Energy Portfolio	$267,861	$218,261	$146,719	N/A	N/A	N/A	04/01/2008
PowerShares Global Steel Portfolio	$71,094	$13,949	$1,480	N/A	N/A	N/A	09/16/2008
PowerShares Global Water Portfolio	$3,374,395	$1,543,687	$2,307,680	N/A	N/A	N/A	06/13/2007
PowerShares Global Wind Energy Portfolio	$259,155	$235,566	$41,330	N/A	N/A	N/A	06/27/2008
PowerShares MENA Frontier Countries Portfolio	$148,366	$135,929	$79,301	$39,044	$35,771	$20,869	07/07/2008

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following the initial term of the Investment Advisory Agreement) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BNYM serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper

26

administration of the Trust and the Funds. BNYM will generally assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust (the "Declaration"), by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the "Custodian" or "Transfer Agent"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BNYM holds the Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. The Distributor's principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

Securities Lending Agents. Brown Brothers Harriman ("BBH") and Citibank N.A. ("Citi") each act as the securities lending agent for PowerShares Emerging Markets Infrastructure Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio. In their capacity as securities lending agents, each of BBH and Citi among other things: enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Funds and invests the cash collateral in accordance with the instructions received by the Adviser. The Securities Lending Agents will receive fees from each Fund.

Aggregations. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Shares" below).

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Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index

PowerShares DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index

PowerShares Dynamic Developed International Opportunities Portfolio	QSG Developed International Opportunities Index

PowerShares Emerging Markets Infrastructure Portfolio	S-Network Emerging Infrastructure Builders IndexSM

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed ex US Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex US Mid Small 1500 Index

PowerShares FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Markets Index

PowerShares Global Agriculture Portfolio	NASDAQ OMX Global Agricultural IndexSM

PowerShares Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index

PowerShares Global Coal Portfolio	NASDAQ OMX Global Coal IndexSM

PowerShares Global Gold and Precious Metals Portfolio	NASDAQ OMX Global Gold and Precious Metals IndexSM

PowerShares Global Nuclear Energy Portfolio	WNA Nuclear Energy IndexSM

PowerShares Global Steel Portfolio	NASDAQ OMX Global Steel IndexSM

PowerShares Global Water Portfolio	Palisades Global Water Index

PowerShares Global Wind Energy Portfolio	NASDAQ OMX Clean Edge® Global Wind Energy Index

PowerShares MENA Frontier Countries Portfolio	NASDAQ OMX Middle East North Africa IndexSM

Additional information about each Fund's Underlying Index methodology is set forth below.

Dorsey Wright® Developed Markets Technical Leaders Index

The Dorsey Wright® Developed Markets Technical Leaders Index includes companies selected pursuant to a proprietary methodology of the Index Provider, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in countries deemed to have developed economies. The 1,000 largest securities (by market capitalization) listed on non-U.S. exchanges from developed economies are ranked using a proprietary relative strength methodology.

Dorsey Wright® Emerging Markets Technical Leaders Index

The Dorsey Wright® Emerging Markets Technical Leaders Index includes companies selected pursuant to a proprietary methodology of the Index Provider, designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in countries deemed to have emerging economies. The 1,000 largest securities (measured by market capitalization) in emerging economies are ranked using a proprietary relative strength methodology.

QSG Developed International Opportunities Index

The QSG Developed International Opportunities Index is comprised of securities selected principally on the basis of their capital appreciation potential as identified by its index provider pursuant to a proprietary quantitative methodology. This methodology evaluates companies monthly, using a proprietary multi-factor model based on the following measures of expected outperformance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum and then ranks and sorts them based on their cumulative scores.

S-Network Emerging Infrastructure Builders IndexSM

Companies included in the S-Network Emerging Infrastructure Builders IndexSM are selected from a global universe of approximately 500 companies engaged in "primary" infrastructure development in emerging markets countries based on certain criteria. Emerging market countries are determined according to the Index Provider's definition, which currently includes those countries identified in the World Bank Country Classification system as "Middle Income" countries.

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FTSE RAFI Developed Asia Pacific ex Japan Index

Component securities for the FTSE RAFI Developed Asia Pacific ex Japan Index are selected from among the companies with the highest-ranking cumulative score ("Fundamental Value") within the FTSE RAFI Asia Pacific ex Japan Developed Large/Mid-Cap Indexes.

FTSE RAFI Developed ex U.S. Index

Component securities for the FTSE RAFI Developed ex U.S. Index are selected from among the companies with the highest-ranking Fundamental Value within the FTSE RAFI Developed ex US Large/Mid-Cap Indexes.

FTSE RAFI Developed ex US Mid Small 1500 Index

Component securities for the FTSE RAFI Developed ex US Mid Small 1500 Index are selected from among the small and medium capitalization companies with the largest Fundamental Value.

FTSE RAFI Emerging Markets Index

Component securities for the FTSE RAFI Emerging Index are selected from among companies domiciled in emerging market countries with the largest Fundamental Value.

NASDAQ OMX Global Agriculture IndexSM

Companies included in the NASDAQ OMX Global Agriculture IndexSM must be listed on a recognized global stock exchange and classified as agriculture by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index.

WilderHill New Energy Global Innovation Index

Companies included in the WilderHill New Energy Global Innovation Index are selected from a global universe of wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses. The Underlying Index also includes companies in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells.

NASDAQ OMX Global Coal IndexSM

Companies included in the NASDAQ OMX Global Coal IndexSM must be listed on a recognized global stock exchange and classified as involved in the exploration for, mining of, and other related activities for coal by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index.

NASDAQ OMX Global Gold and Precious Metals IndexSM

Companies included in the Underlying Index for the NASDAQ OMX Global Gold and Precious Metals IndexSM must be listed on a recognized global stock exchange and classified as involved in gold and other precious metals mining industries by the Index Provider. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $500 million and a minimum three-month average daily dollar trading volume of $1 million prior to inclusion in the Underlying Index.

WNA Nuclear Energy IndexSM

The WNA Nuclear Energy IndexSM includes companies materially engaged in the nuclear energy industry and is divided into five segments: i) the reactors segment which represents 15% of the total weight of the Underlying Index, ii) the primary construction sector which represents 15% of the total weight of the Underlying Index, iii) the utilities sector, which represents 25% of the total weight of the Underlying Index, iv) the technology, equipment and services sector which represents 25% of the total weight of the Underlying Index and v) the fuels sector which represents 20% of the total weight of the Underlying Index.

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NASDAQ OMX Global Steel IndexSM

Companies included in the NASDAQ OMX Global Steel IndexSM must be listed on a recognized global stock exchange and classified as involved in the manufacturing and storage of iron and steel products by the Index Provider.

Palisades Global Water Index

The components of the Palisades Global Water Index are categorized by sector based on a determination by the Index Provider as to the proper classification of a company's water or water-related activity. The Index Provider selects global water companies traded on stock exchanges around the world that it believes are core holdings of a diversified global water portfolio.

NASDAQ OMX Clean Edge® Global Wind Energy Index

Companies included in the NASDAQ OMX Clean Edge® Global Wind Energy Index must be listed on a recognized global stock exchange and engaged in the wind energy industry. In addition, each security, according to a recognized market data vendor, must have a minimum float-adjusted worldwide market capitalization of $100 million and a minimum three-month average daily trading volume of $400,000 prior to inclusion in the Underlying Index.

NASDAQ OMX Middle East North Africa IndexSM

Companies included in the NASDAQ OMX Middle East North Africa IndexSM must be listed on a recognized exchange and have at least $200 million in float-adjusted market capitalization and a minimum three-month average daily value traded of $1 million prior to inclusion in the Underlying Index. Each company must be domiciled in a Middle East or North Africa frontier country. The Index Provider then sorts all securities in the universe in descending order of their float-adjusted market capitalization within each country and selects the ten largest securities by float-adjusted market capitalization in each country.

Disclaimers. The Dorsey Wright® Developed Markets Technical Leaders Index and Dorsey Wright® Emerging Markets Technical Leaders Index are compiled by Dorsey Wright. The QSG Developed International Opportunities Index is compiled by Quantitative Services Group, LLC ("QSG"). The S-Network Emerging Infrastructure Builders IndexSM is calculated and maintained by Standard & Poor's Custom Indices on behalf of S-Network Global Indexes LLC. The FTSE RAFI Developed Asia Pacific ex Japan Index, FTSE RAFI Developed Markets ex US Index, FTSE RAFI Developed ex US Mid Small 1500 Index and FTSE RAFI Emerging Index are compiled by FTSE and Research Affiliates ("RA"). The NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM and NASDAQ OMX Global Steel IndexSM are calculated and maintained by Standard & Poor's Custom Indices on behalf of NASDAQ OMX. The NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM are calculated and maintained by NASDAQ OMX. The WilderHill New Energy Global Innovation Index is compiled by WilderHill New Energy Finance, LLC ("WilderHill"). The WNA Nuclear Energy IndexSM is calculated and maintained by Standard & Poor's Custom Indices on behalf of WNA Global Indexes, LLC. The Palisades Global Water Index is compiled by Water Index Associates, LLC ("Water Index Associates").

Dorsey Wright is not affiliated with PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or with the Adviser. The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are entitled to use their respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indices and marks to the Fund and no separate fee. The Adviser has a licensing agreement with Dorsey Wright.

The only relationships that Dorsey Wright has with the Adviser of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio in connection with such Funds are that Dorsey Wright has licensed certain of their intellectual property assets, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of

30

PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio. Dorsey Wright has no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio into consideration in the determination and calculation of the Underlying Indices. Dorsey Wright is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or in the determination or calculation of the asset value of PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio. Dorsey Wright has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DORSEY WRIGHT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE UNDERLYING INDICES. DORSEY WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR, THE TRUST OR OWNERS OF SHARES OF POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO AND POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES, TRADING BASED ON THE UNDERLYING INDICES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO AND POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO, OR FOR ANY OTHER USE. DORSEY WRIGHT EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO AND POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DORSEY WRIGHT HAVE ANY LIABILITY FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE OR OTHERWISE), RESULTING FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of PowerShares DWA Developed Markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares DWA Developed Markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio particularly or the ability of the Dorsey Wright® Developed Markets Technical Leaders Index or the Dorsey Wright® Emerging Markets Technical Leaders Index to track general stock market performance. S&P's and its third party licensor's only relationship to the Dorsey Wright or the Adviser is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Dorsey Wright® Developed Markets Technical Leaders Index and the Dorsey Wright® Emerging Markets Technical Leaders Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of PowerShares DWA Developed Markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio or the timing of the issuance or sale of PowerShares DWA Developed Markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio or in the determination or calculation of the equation by which PowerShares DWA Developed Markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of PowerShares DWA Developed Markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio.

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NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc. "Calculated by S&P Custom Indices" and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Dorsey Wright.

FTSE, RA, WilderHill, Water Index Associates and QSG are not affiliated with PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio or with the Adviser. Each Fund is entitled to use its respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indices and marks to PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio. The Adviser has a licensing agreement with FTSE, RA, WilderHill, Water Index Associates and QSG.

The only relationships that FTSE, RA, WilderHill, Water Index Associates or QSG has with the Adviser or Distributor of PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio in connection with such Funds are that FTSE, RA, WilderHill, Water Index Associates and QSG have licensed certain of their intellectual property, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices; and the Exchanges list the Shares of PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio pursuant to listing agreements with the Trust. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio. FTSE, RA, WilderHill, Water Index Associates and QSG have no obligation to take the specific needs of the Adviser, Distributor or owners of PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio into consideration in the determination and calculation of the Underlying Indices. FTSE, RA, WilderHill, Water Index Associates and QSG are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of PowerShares Dynamic Developed International Opportunities

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Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio or in the determination or calculation of the asset value of PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio. FTSE, RA, WilderHill, Water Index Associates and QSG have no obligation or liability in connection with the administration, marketing or trading of PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio.

FTSE, RA, WILDERHILL, WATER INDEX ASSOCIATES AND QSG SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO OR THE UNDERLYING INDICES. FTSE, RA, WILDERHILL, WATER INDEX ASSOCIATES AND QSG MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES, TRADING BASED ON THE UNDERLYING INDICES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO, OR FOR ANY OTHER USE. FTSE, RA, WILDERHILL, WATER INDEX ASSOCIATES AND QSG EXPRESSLY DISCLAIM ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE, RA, WILDERHILL, WATER INDEX ASSOCIATES OR QSG HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO AND POWERSHARES GLOBAL WATER PORTFOLIO OR THE UNDERLYING INDICES, EVEN IF FTSE, RA, WILDERHILL, WATER INDEX ASSOCIATES OR QSG ARE NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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S-Network Global Indexes, LLCSM and S-Network Emerging Infrastructure Builders IndexSM, are service marks of S-Network Global Indexes, LLC and have been licensed for use by the Adviser ("Licensee"). PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC and S-Network Global Indexes, LLC makes no representation regarding the advisability of investing in such product.

The PowerShares Emerging Markets Infrastructure Portfolio is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC ("S-NET"). S-NET makes no representation or warranty, express or implied, to the owners of PowerShares Emerging Markets Infrastructure Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Emerging Markets Infrastructure Portfolio particularly or the ability of the S-Network Emerging Infrastructure Builders IndexSM to track the performance of the securities market. S-NET's only relationship to the Licensee is the licensing of certain service marks and trade names of S-NET and of the S-Network Emerging Infrastructure Builders IndexSM that is determined, composed and calculated by S-NET without regard to the Licensee or PowerShares Emerging Markets Infrastructure Portfolio. S-NET has no obligation to take the needs of the Licensee or the owners of PowerShares Emerging Markets Infrastructure Portfolio into consideration in determining, composing or calculating the S-Network Emerging Infrastructure Builders IndexSM. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of PowerShares Emerging Markets Infrastructure Portfolio to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of PowerShares Emerging Markets Infrastructure Portfolio.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN, AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE S-NETWORK EMERGING INFRASTRUCTURE BUILDERS INDEXSM, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NET INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio are not sponsored, endorsed, sold or promoted by The NASDAQ OMX Group, Inc. or its affiliates (NASDAQ OMX, with its affiliates, are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the applicable Fund. The Corporations make no representation or warranty, express or implied to the owners of the applicable Fund or any member of the public regarding the advisability of investing in securities generally or in the applicable Fund particularly, or the ability of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM to track general stock market performance. The Corporations' only relationship to the Adviser ("Licensee") is in the licensing of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM trade/service marks, and certain trade names of the Corporations and the use of the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM which is determined, composed and calculated by NASDAQ OMX without regard to Licensee or the

34

applicable Fund. NASDAQ OMX has no obligation to take the needs of the Licensee or the owners of the applicable Fund into consideration in determining, composing or calculating the NASDAQ OMX Global Agricultural IndexSM, NASDAQ OMX Global Coal IndexSM, NASDAQ OMX Global Gold and Precious Metals IndexSM, NASDAQ OMX Global Steel IndexSM, NASDAQ OMX Clean Edge® Global Wind Energy Index and NASDAQ OMX Middle East North Africa IndexSM. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the applicable Fund.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM, OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR ITS THIRD PARTY LICENSORS. NEITHER S&P NOR ITS THIRD PARTY LICENSORS MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO PARTICULARLY OR THE ABILITY OF THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND

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NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS THIRD PARTY LICENSOR'S ONLY RELATIONSHIP TO THE FUND, THE TRUST OR THE DISTRIBUTOR IS THE LICENSING OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES OF S&P AND/OR ITS THIRD PARTY LICENSORS AND FOR THE PROVIDING OF CALCULATION AND MAINTENANCE SERVICES RELATED TO THE NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM. NEITHER S&P NOR ITS THIRD PARTY LICENSORS IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO IS TO BE CONVERTED INTO CASH. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF POWERSHARES GLOBAL AGRICULTURE PORTFOLIO, POWERSHARES GLOBAL COAL PORTFOLIO, POWERSHARES GLOBAL GOLD AND PRECIOUS METALS PORTFOLIO, POWERSHARES GLOBAL STEEL PORTFOLIO, POWERSHARES GLOBAL WIND ENERGY PORTFOLIO AND POWERSHARES MENA FRONTIER COUNTRIES PORTFOLIO.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY OR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, NASDAQ OMX GLOBAL AGRICULTURAL INDEXSM, NASDAQ OMX GLOBAL COAL INDEXSM, NASDAQ OMX GLOBAL GOLD AND PRECIOUS METALS INDEXSM, NASDAQ OMX GLOBAL STEEL INDEXSM, NASDAQ OMX CLEAN EDGE® GLOBAL WIND ENERGY INDEX AND NASDAQ OMX MIDDLE EAST NORTH AFRICA INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; "Calculated by S&P Custom Indices" and its related stylized mark are service marks of The McGraw-Hill Companies, Inc.

The PowerShares Global Nuclear Energy Portfolio is not sponsored, endorsed, sold or promoted by WNA Global Indexes, LLC. WNA Global Indexes, LLC makes no representation or warranty, express or implied, to the owners of PowerShares Global Nuclear Energy Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Global Nuclear Energy Portfolio particularly or the ability of the WNA Nuclear Energy IndexSM to track the performance of the physical commodities market. WNA Global Indexes, LLC's only relationship to the Adviser is the licensing of certain service marks and trade names of WNA Global Indexes, LLC and of the WNA Nuclear Energy IndexSM that is determined, composed and calculated by

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WNA Global Indexes, LLC without regard to the Adviser or PowerShares Global Nuclear Energy Portfolio. WNA Global Indexes, LLC has no obligation to take the needs of the Adviser or the owners of PowerShares Global Nuclear Energy Portfolio into consideration in determining, composing or calculating the WNA Nuclear Energy IndexSM. WNA Global Indexes, LLC is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of PowerShares Global Nuclear Energy Portfolio to be issued or in determination or calculation of the equation by which PowerShares Global Nuclear Energy Portfolio is to be converted into cash. WNA Global Indexes, LLC has no obligation or liability in connection with the administration, marketing or trading of PowerShares Global Nuclear Energy Portfolio.

WNA GLOBAL INDEXES, LLC DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN AND WNA GLOBAL INDEXES, LLC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. WNA GLOBAL INDEXES, LLC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF POWERSHARES GLOBAL NUCLEAR ENERGY PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WNA GLOBAL INDEXES, LLC MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WNA GLOBAL INDEXES, LLC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares Global Nuclear Energy Portfolio is not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of PowerShares Global Nuclear Energy Portfolio or any member of the public regarding the advisability of investing in securities generally or in PowerShares Global Nuclear Energy Portfolio particularly or the ability of the WNA Nuclear Energy IndexSM to track general stock market performance. S&P's and its third party licensor's only relationship to the Fund, the Trust or the Distributor is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the WNA Nuclear Energy IndexsSM. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of PowerShares Global Nuclear Energy Portfolio or the timing of the issuance or sale of PowerShares Global Nuclear Energy Portfolio or in the determination or calculation of the equation by which the PowerShares Global Nuclear Energy Portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of PowerShares Global Nuclear Energy Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE WNA NUCLEAR ENERGY INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; "Calculated by S&P Custom Indices" and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by WNA Global Indexes, LLC.

37

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indices or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indices even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Adviser's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

The aggregate brokerage commissions paid by each Fund for the Fund's fiscal years ended October 31, 2008, 2009 and 2010, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended			Date of
Fund	October 31, 2010	October 31, 2009	October 31, 2008	Commencement of Investment Operations
PowerShares DWA Developed Markets Technical Leaders Portfolio	$37,219	$32,198	$78,009	12/27/2007
PowerShares DWA Emerging Markets Technical Leaders Portfolio	$381,794	$88,132	$193,708	12/27/2007
PowerShares Dynamic Developed International Opportunities Portfolio	$52,010	$92,379	$132,233	06/13/2007
PowerShares Emerging Markets Infrastructure Portfolio	$127,409	$42,363	$418	10/15/2008
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$33,976	$8,417	$9,979	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$39,241	$27,319	$21,131	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$14,579	$7,413	$7,210	09/27/2007
PowerShares FTSE RAFI Emerging Markets Portfolio	$405,723	$90,875	$46,920	09/27/2007
PowerShares Global Agriculture Portfolio	$22,347	$10,951	$777	09/16/2008
PowerShares Global Clean Energy Portfolio	$116,970	$166,275	$196,044	06/13/2007
PowerShares Global Coal Portfolio	$6,948	$4,690	$827	09/16/2008
PowerShares Global Gold and Precious Metals Portfolio	$17,248	$8,055	$752	09/16/2008
PowerShares Global Nuclear Energy Portfolio	$12,451	$19,115	$7,199	04/01/2008
PowerShares Global Steel Portfolio	$10,011	$917	$11,226	09/16/2008
PowerShares Global Water Portfolio	$90,304	$79,479	$213,630	06/13/2007
PowerShares Global Wind Energy Portfolio	$16,703	$29,682	$10,129	06/27/2008
PowerShares MENA Frontier Countries Portfolio	$178,228	$146,331	$272,648	07/07/2008

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ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to the Declaration.

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 45 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of a Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust, or any Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

Each Fund is not required to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or Officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, Officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

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The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Trust's Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected and a court determines that the demand was made without reasonable cause or for an improper purpose, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for a Fund's costs, including attorneys' fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the

40

records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser votes such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also is available at no charge, upon request, by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187 or on the SEC's website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

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CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which NYSE is open for business. As of the date of this SAI, NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund (except PowerShares MENA Frontier Countries Portfolio) principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication, or a representation, of the securities included in the relevant Underlying Index ("Fund Securities") and the Cash Component computed as described below, plus a fixed transaction fee as discussed below. Due to various legal and operational constraints in Middle East and North African frontier countries, the consideration for purchase of Creation Unit Aggregations of PowerShares MENA Frontier Countries Portfolio will be a significant Cash Component and an in-kind component consisting of Deposit Securities not subject to such constraints. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC discussed below, makes available on each Business Day, prior to the opening of business on the Exchange on which a Fund is listed (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Funds until such time as the next announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), if any, or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), if any, will be at the expense of the Fund and will affect the value of the Shares, but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of each Fund's Underlying Index or resulting from certain corporate actions.

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In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Transfer Agent and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Transfer Agent no later than the closing time of the regular trading session on NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process," the "Placement of Creation Orders Outside Clearing Process—Domestic Funds" and the "Placement of Creation Orders Outside Clearing Process—Foreign Funds" sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds ("Domestic Funds") (see "Placement of Creation Orders Using Clearing Process") or outside the Clearing Process utilizing the procedures applicable to domestic funds. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures

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applicable for foreign funds (see "Placement of Creation Orders Outside Clearing Process—Domestic Funds" and "Placement of Creation Orders Outside Clearing Process—Foreign Funds").

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m., Eastern time. The Transfer Agent will inform the Distributor, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for each Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be

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delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an AP on its behalf or another investor's behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient to the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with the Trust's Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which the Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will allow the Fund to purchase the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, the Transfer Agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BNYM regardless of the number of creations made each day. With respect to PowerShares MENA Frontier Countries Portfolio, a variable Creation Transaction Fee equal to 0.50% of the value of each Creation Unit is applicable to each transaction. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs

45

associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation transaction fee and maximum creation transaction fee for each Fund are set forth in the chart below.

Fund	Standard Creation Transaction Fee		Maximum Creation Transaction Fee
PowerShares DWA Developed Markets Technical Leaders Portfolio	$1,500		$6,000
PowerShares DWA Emerging Markets Technical Leaders Portfolio	$2,500		$10,000
PowerShares Dynamic Developed International Opportunities Portfolio	$3,000		$12,000
PowerShares Emerging Markets Infrastructure Portfolio	$2,300		$9,200
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$7,500		$30,000
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$17,500		$70,000
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$23,000		$92,000
PowerShares FTSE RAFI Emerging Markets Portfolio	$9,000		$36,000
PowerShares Global Agriculture Portfolio	$1,700		$6,800
PowerShares Global Clean Energy Portfolio	$1,500		$6,000
PowerShares Global Coal Portfolio	$1,000		$4,000
PowerShares Global Gold and Precious Metals Portfolio	$1,000		$4,000
PowerShares Global Nuclear Energy Portfolio	$750		$3,000
PowerShares Global Steel Portfolio	$2,500		$10,000
PowerShares Global Water Portfolio	$1,000		$4,000
PowerShares Global Wind Energy Portfolio	$500		$2,000
PowerShares MENA Frontier Countries Portfolio	$6,500	*	$26,000	*

*  With respect to PowerShares MENA Frontier Countries Portfolio, a variable Creation Transaction Fee equal to 0.50% of the value of each Creation Unit is applicable to each transaction in addition to the transaction fee discussed above.

Redemption of Shares in Creation Unit Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are permitted or required for a Fund, as is the case for PowerShares MENA Frontier Countries Portfolio, the redemption proceeds for a Creation Unit Aggregation principally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as noted below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

46

The right of redemption may be suspended or the date of payment postponed (i) for any period during which NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions (when cash redemptions are permitted or required, as is the case for PowerShares MENA Frontier Countries Portfolio) for a Fund may be imposed. With respect to PowerShares MENA Frontier Countries Portfolio, an additional variable redemption transaction fee equal to 0.50% of the value of each Creation Unit is applicable to each transaction. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation transaction fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time, for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

47

Placement of Redemption Orders Outside Clearing Process—Foreign Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within three Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See "Regular Holidays" for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or AP acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the AP. The AP's agreement will permit the Trust, on behalf of the relevant Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant no later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received

48

in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation, may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which NYSE is open). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2011 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ABU DHABI
February 15	August 30	November 7

June 28	August 31	November 8

June 29	September 1

August 29	November 6

ARGENTINA
March 7	April 21	August 15	December 9

March 8	April 22	October 10

March 24	May 25	November 28

March 25	June 20	December 8

49

AUSTRALIA
January 3	April 25	June 13	December 26

January 26	April 26	August 1	December 27

March 14	May 2	October 3

April 22	June 6	November 1

AUSTRIA
January 6	June 13	November 1

April 22	June 23	December 8

April 25	August 15	December 26

June 2	October 26	December 30

BAHRAIN
January 2	August 31	November 8	December 18

February 26	September 1	November 27	December 19

May 1	November 6	December 4

August 30	November 7	December 5

BANGLADESH
February 16	May 17	August 30	November 8

February 21	July 17	August 31	December 6

March 17	August 15	September 1	December 16

March 26	August 22	October 6

April 14	August 26	November 6

May 1	August 28	November 7

BELGIUM
April 22

April 25

December 26

BERMUDA
January 3	June 20	September 5	December 27

April 22	July 28	November 11

May 24	July 29	December 26

BOSNIA-HERZEGOVINA
January 3	January 7	May 2	November 25

January 4	March 1	May 9

January 5	April 22	August 30

January 6	April 25	November 21

BOTSWANA
January 2	April 25	July 18	December 26

January 3	May 2	July 19	December 27

April 22	June 2	September 30

April 23	July 1	October 1

BRAZIL
January 25	March 9	June 23	November 2

March 7	April 21	September 7	November 15

March 8	April 22	October 12	December 30

BULGARIA
March 3	April 25	May 24	September 22

March 4	May 6	September 5	September 23

April 22	May 23	September 6	December 26

CANADA
January 3	April 25	August 1	November 11

February 21	May 23	September 5	December 26

April 22	July 1	October 10	December 27

50

CHILE
April 22	September 19	November 1

June 27	October 10	December 8

August 15	October 31

CHINA
January 3	April 4	July 1	October 6

January 17	April 5	July 4	October 7

February 2	April 22	September 5	October 10

February 3	April 25	September 12	November 11

February 4	May 2	September 13	November 24

February 7	May 10	October 3	December 26

February 8	May 30	October 4	December 27

February 21	June 6	October 5

COLOMBIA
January 10	June 6	August 7	November 14

March 21	June 27	August 15	December 8

April 21	July 4	October 17

April 22	July 20	November 7

COSTA RICA
April 11	July 25	September 15

April 21	August 2	October 17

April 22	August 15

CROATIA
January 6	June 23	November 1

April 25	August 5	December 26

June 22	August 15

CYPRUS
January 6	April 1	April 26	October 28

March 7	April 22	June 13	December 26

March 25	April 25	August 15

CZECH REPUBLIC
April 25	September 28	December 26

July 5	October 28

July 6	November 17

DENMARK
April 21	May 20	June 13

April 22	June 2	December 26

April 25	June 3

DUBAI
February 15	August 29	September 1	November 8

June 28	August 30	November 6

June 29	August 31	November 7

DUBLIN
January 3

ECUADOR
March 7	May 1	August 10	December 6

March 8	May 24	November 2

April 15	July 25	November 3

51

EGYPT
January 7	April 24	August 31	November 6

January 25	April 25	September 1	November 7

February 15	May 1	October 6	November 8

ESTONIA
February 24	May 2	December 26

April 22	June 23

April 25	June 24

FINLAND
January 6	April 25	December 6

January 21	June 2	December 26

April 22	June 24

FRANCE
April 22

April 25

December 26

GERMANY
April 22

April 25

December 26

GHANA
April 22	July 1	December 2

April 25	August 31	December 26

May 25	September 21	December 27

GREECE
January 6	April 22	August 15

March 7	April 25	October 28

March 25	June 13	December 26

HONG KONG
February 3	April 25	July 1	December 27

February 4	May 2	September 13

April 5	May 10	October 5

April 22	June 6	December 26

HUNGARY
March 14	April 25	November 1

March 15	June 13	November 5

March 19	October 31	December 26

ICELAND
April 21	June 2	August 1

April 22	June 13	December 26

April 25	June 17

INDONESIA
February 3	June 2	August 30	December 26

February 15	June 29	August 31

April 22	August 17	September 1

May 17	August 29	September 2

IRELAND
April 22	October 31

April 25	December 26

August 1	December 27

52

ISRAEL
March 20	May 9	August 9	October 20

April 19	May 10	September 29

April 25	June 8	October 13

ITALY
April 22

April 25

IVORY COAST
April 25	June 13	November 1

May 2	August 8	November 15

June 2	August 15

JAMAICA
March 9	May 23	December 26

April 22	August 1	December 27

April 25	October 17

JAPAN
January 3	April 29	July 18	November 3

January 10	May 3	September 19	November 23

February 11	May 4	September 23	December 23

March 21	May 5	October 10

JORDAN
February 15	August 31	November 8

May 1	September 1	November 9

May 25	November 6	December 25

August 30	November 7	December 27

KAZAKHSTAN
January 3	March 22	July 6

January 7	March 23	August 30

March 8	May 2	December 16

March 21	May 9	December 19

KENYA
April 22	August 31	December 26

April 25	October 20	December 27

June 1	December 12

KUWAIT
January 2	August 31	November 8

February 15	September 1	November 9

June 28	November 7	November 10

LATVIA
April 22	June 2	November 18

April 25	June 23	December 26

May 4	June 24

LEBANON
January 6	March 25	August 30	November 22

February 9	April 22	August 31	December 5

February 15	August 15	November 2

LITHUANIA
February 16	June 24	October 31

March 11	July 6	November 1

April 25	August 15	December 26

53

LUXEMBOURG
April 22	June 13	November 1

April 25	June 23	December 26

June 2	August 15

MALAYSIA
January 20	February 15	August 31	November 7

February 1	May 2	September 1	November 28

February 3	May 17	September 16	December 26

February 4	August 30	October 26

MALTA
February 10	April 25	August 15	December 8

March 31	June 7	September 8	December 13

April 22	June 29	September 21	December 26

MEXICO
February 7	April 22	November 21

March 21	September 16	December 12

April 21	November 2

MOROCCO
January 11	August 31	November 8

February 16	September 1	November 18

February 17	November 7

NAMIBIA
March 21	May 2	June 2	December 27

April 22	May 4	August 26

April 25	May 25	December 26

NETHERLANDS
April 22

April 25

December 26

NEW ZEALAND
January 3	June 6	December 27

April 22	October 24

April 25	December 26

NIGERIA
February 15	May 2	August 31	December 27

April 22	May 27	November 7

April 25	May 30	December 26

NORWAY
April 21	May 17	December 26

April 22	June 2

April 25	June 13

OMAN
February 15	August 31	November 26

June 28	November 6

July 23	November 7

PAKISTAN
February 16	August 1	September 2	December 6

February 17	August 30	November 7	December 7

March 23	August 31	November 8	December 8

July 1	September 1	November 9

54

PALESTINE AUTONOMOUS AREA
February 15	August 31	November 6	November 15

May 1	September 1	November 8	December 25

August 30	November 5	November 9	December 27

PERU
April 22	July 28	November 1

April 24	July 29	December 8

June 29	August 30

PHILIPPINES
April 11	May 2	August 29	November 30

April 21	June 13	November 1	December 30

April 22	August 22	November 28

POLAND
January 6	May 3	November 1

April 22	June 23	November 11

April 25	August 15	December 26

PORTUGAL
April 22

April 25

December 26

QATAR
January 1	August 31	November 7

March 6	September 1	November 8

August 30	November 6	December 18

ROMANIA
April 25	December 26

June 13

August 15

December 1

SAUDI ARABIA
August 29	September 3	November 6	November 10

August 30	September 4	November 7

August 31	September 24	November 8

September 1	November 5	November 9

SERBIA
January 3	April 22	May 3

January 7	April 25

February 15	May 2

SINGAPORE
February 3	May 2	August 30	December 26

February 4	May 17	October 26

April 22	August 9	November 7

SLOVAKIA
January 6	July 5	September 15	December 26

April 22	August 29	November 1

April 25	September 1	November 17

SLOVENIA
February 8	April 27	October 31

April 22	May 2	November 1

April 25	August 15	December 26

55

SOUTH AFRICA
March 21	April 27	August 9

April 22	May 2	December 16

April 25	June 16	December 26

SOUTH KOREA
February 2	March 1	August 15	October 3

February 3	May 5	September 12	December 30

February 4	May 10	September 13

SPAIN
April 22

SRI LANKA
January 19	April 13	May 18	October 26

February 4	April 14	June 15	November 10

February 16	April 22	July 14	December 26

February 17	May 2	August 31

March 2	May 17	October 11

SWAZILAND
April 19	June 2	September 6

April 22	July 6	December 26

April 25	July 22

SWEDEN
January 6	June 2	December 26

April 22	June 6

April 25	June 24

SWITZERLAND
April 22	June 13

April 25	August 1

June 2	December 26

TAIWAN
February 2	February 7	April 5	September 12

February 3	February 28	May 2	October 10

February 4	April 4	June 6

THAILAND
January 3	April 14	May 16	August 12

February 18	April 15	May 17	October 24

April 6	May 2	July 1	December 5

April 13	May 5	July 15	December 12

TRINIDAD & TOBAGO
February 7	April 22	June 20	August 31

February 8	April 25	June 23	October 26

March 30	May 30	August 1	December 26

TUNISIA
February 15

March 21

July 25

August 30

TURKEY
May 19	August 31	November 7

August 29	September 1	November 8

August 30	October 28	November 9

56

UGANDA
January 26	April 25	August 31

March 8	June 3	December 26

April 22	June 9	December 27

UKRAINE
January 3	April 25	May 9	August 24

January 7	May 2	June 13

March 8	May 3	June 28

UNITED KINGDOM
January 3	April 25	May 30

January 17	April 29	August 29

April 22	May 2	December 26

UNITED STATES
January 17	July 4	November 11

February 21	September 5	November 24

May 30	October 10	December 26

URUGUAY
March 7	April 22	August 25

March 8	May 16	October 10

April 21	July 18	November 2

VENEZUELA
January 10	April 21	June 27	October 12

March 7	April 22	July 4	October 31

March 8	June 6	July 5	December 12

April 19	June 24	August 15

VIETNAM
January 3	February 2	February 7	May 2

January 31	February 3	April 11	May 3

February 1	February 4	April 12	September 2

ZAMBIA
March 8	May 2	July 5	December 26

April 22	May 25	August 1

April 25	July 4	October 24

ZIMBABWE
April 18	May 2	August 9

April 22	May 25	December 22

April 25	August 8	December 26

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2011*

Country	Trade Date	Settlement Date	Number of Days to Settle
Australia	04/19/11	04/27/11	8
	04/20/11	04/28/11	8
	04/21/11	04/29/11	8
China	01/26/11	02/10/11	15
	01/27/11	02/11/11	15
	01/28/11	02/14/11	17
	04/27/11	05/09/11	12
	04/28/11	05/10/11	12
	04/29/11	05/11/11	12
	09/28/11	10/11/11	13
	09/29/11	10/12/11	13
	09/30/11	10/13/11	13

57

Country	Trade Date	Settlement Date	Number of Days to Settle
Indonesia	08/24/11	09/05/11	12
	08/25/11	09/06/11	12
	08/26/11	09/07/11	12
Ireland	12/21/11	12/29/11	8
	12/22/11	12/30/11	8
	12/23/11	01/03/12	11
Japan	04/27/11	05/06/11	9
	04/28/11	05/09/11	11
	05/02/11	05/10/11	8
Malaysia	01/26/11	02/07/11	12
	01/27/11	02/08/11	12
	01/28/11	02/09/11	12
	08/24/11	09/02/11	9
	08/25/11	09/05/11	11
	08/26/11	09/06/11	11
South Africa	03/14/11	03/22/11	8
	03/15/11	03/23/11	8
	03/16/11	03/24/11	8
	03/17/11	03/25/11	8
	03/18/11	03/28/11	10
	04/15/11	04/26/11	11
	04/18/11	04/28/11	10
	04/19/11	04/29/11	10
	04/20/11	05/03/11	13
	04/21/11	05/04/11	13
	04/26/11	05/05/11	9
	04/28/11	05/06/11	8
	04/29/11	05/09/11	10
	06/09/11	06/17/11	8
	06/10/11	06/20/11	10
	06/13/11	06/21/11	8
	06/14/11	06/22/11	8
	06/15/11	06/23/11	8
	08/02/11	08/10/11	8
	08/03/11	08/11/11	8
	08/04/11	08/12/11	8
	08/05/11	08/15/11	10
	08/08/11	08/16/11	8
	12/09/11	12/19/11	10
	12/12/11	12/20/11	8
	12/13/11	12/21/11	8
	12/14/11	12/22/11	8
	12/15/11	12/23/11	8
	12/19/11	12/27/11	8
	12/20/11	12/28/11	8
	12/21/11	12/29/11	8
	12/22/11	12/30/11	8
	12/23/11	01/03/12	11
	12/27/11	01/04/12	8
	12/28/11	01/05/12	8
	12/29/11	01/06/12	8
	12/30/11	01/09/12	10
Spain	04/18/11	04/26/11	8
	04/19/11	04/27/11	8
	04/20/11	04/28/11	8
Taiwan	01/28/11	02/08/11	11
	01/29/11	02/09/11	11

58

Country	Trade Date	Settlement Date	Number of Days to Settle
Thailand	04/08/11	04/18/11	10
	04/11/11	04/19/11	8
	04/12/11	04/20/11	8
Turkey	08/25/11	09/05/11	11
	08/26/11	09/06/11	11

*  Holidays are subject to change without further notice.

TAXES

Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable investment income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98.2% of its ordinary income for the calendar year and any undistributed amounts from the prior year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, a Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Certain of the Funds may make investments that are subject to special U.S. federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by a Fund.

Distributions from a Fund's net investment income, inlcluding any net short-term capital gains, if any, are generally taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

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Dividends declared by a Fund in October, November or December and paid to shareholders of record of such months during the following January will be treated as having been received by such shareholders in the year the distributions were declared.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for U.S. federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder's basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates. With respect to taxable years beginning before January 1, 2012 (or later date if extended by Congress), dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund a "short-term capital gain dividends" or "interest-related dividends" will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Certain of the Funds' investments may be classified as PFICs for U.S. federal income tax purposes. The Funds generally intend to elect to "mark-to-market" these investments at the end of each taxable year. By making

60

this election, the Funds will recognize as ordinary income any increase in the value of such Shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Funds have elected to mark-to-market will be ordinary income. By making the mark-to-market election, the Funds may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Funds may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Funds do not make the "mark-to-market" election with respect to an investment in a PFIC, the Funds could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Funds' shareholders.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to a Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. A Fund may also be subject to foreign income taxes with respect to other income. Although in some countries a portion of these taxes may be recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Code, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund expects to qualify for and may make this election. For any year that a Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from the Fund's election to "pass-through" amounts of foreign taxes paid by a Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by a Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, a Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. A shareholder's ability to claim a credit for foreign taxes paid by a Fund may also be limited by applicable holding period requirements.

Securities Lending. While securities are loaned out by a Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made "in lieu of" dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for

61

corporations. Also, any foreign tax withheld on payments made "in lieu of" dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made "in lieu of" tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities' fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for each Fund, except PowerShares Global Agriculture Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Wind Energy Portfolio and PowerShares MENA Frontier Countries Portfolio, which are declared and paid annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the

62

Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Report to shareholders with respect to the Funds for the fiscal year ended October 31, 2010 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual and Semi-Annual Report at no charge by calling 800.983.0903 during normal business hours.

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APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY - OVERVIEW

Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has adopted proxy voting policies with respect to securities owned by the exchange-traded funds ("ETFs") for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares's proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities; and

4)  monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.'s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying Shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

A-1

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2011

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated February 28, 2011 for the PowerShares Exchange-Traded Fund Trust II (the "Trust"), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	U.S. Listing Exchange	Ticker
PowerShares Ibbotson Alternative Completion Portfolio	NYSE Arca, Inc.	PTO
PowerShares RiverFront Tactical Balanced Growth Portfolio	NYSE Arca, Inc.	PAO
PowerShares RiverFront Tactical Growth & Income Portfolio	NYSE Arca, Inc.	PCA

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for each Fund contained in each Fund's 2011 Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of each Fund's Annual Report are incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 45 portfolios. This SAI relates to three of the investment portfolios: PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio (each a "Fund" and, together, the "Funds"). Because each Fund is "non-diversified," each Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares."

The investment objective of each Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of a specific benchmark index (each, an "Underlying Index"). Each Fund is managed by Invesco PowerShares Capital Management LLC (the "Adviser"), a wholly-owned subsidiary of Invesco Ltd.

Each Fund issues and redeems Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit" or a "Creation Unit Aggregation"). Each Fund issues and redeems Creation Units principally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a fixed transaction fee. The Funds' Shares are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Shares trade on the Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of a Fund, the Trust may decrease the number of Shares in a Creation Unit.

Each Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of each Fund are listed for trading and trade throughout the day on NYSE Arca.

In order to provide additional information regarding the indicative value of Shares of each Fund, NYSE Arca or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

INVESTMENT STRATEGIES AND RESTRICTIONS

Investment Strategies

Each Fund seeks to achieve its investment objective by investing primarily in securities of other funds, exchange-traded notes ("ETNs"), equity securities and fixed income securities included in its Underlying Index. The funds included in the Underlying Index include exchange-traded funds ("ETFs") advised by the Adviser or its affiliates ("PowerShares ETFs") or, if the asset exposure sought by an index provider is not available through a PowerShares ETF, ETFs advised by unaffiliated entities (collectively, the "Underlying ETFs"). Each Fund operates as an index fund and will not be actively managed. Each Fund attempts to replicate, before fees and expenses, the performance of its Underlying Index, although a Fund may use sampling techniques for the purpose of complying with regulatory or investment restrictions or when sampling is deemed appropriate to track the Underlying Index.

1

Investment Restrictions

The Board of Trustees of the Trust (the "Board") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (2), in the event that a Fund's borrowings at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in-kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures

2

contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each of the Funds is a non-fundamental policy that can be changed by the Board without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of each Fund's investment policies and risks associated with an investment in a Fund is contained in the "Summary Information—Principal Investment Strategies" and "Summary Information—Principal Risks of Investing in the Fund" sections applicable to each Fund and the "Additional Information About the Funds' Strategies and Risks" section of the Prospectus. A discussion of each Underlying ETF's investment policies and risks associated with an investment in an Underlying ETF is contained in the "Underlying ETFs" and "Risks of Underlying ETFs" sections of the Funds' Prospectus. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stock. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

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An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. It is possible that a Fund may not replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. A Fund may also have to vary its portfolio holdings from the composition of its Underlying Index in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

The Funds are not actively managed, and therefore would not necessarily sell a security unless the security is removed from its Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Fund of Funds Risk. Each Fund's investment performance, because it is a fund of funds, primarily depends on the investment performance of the Underlying ETFs in which it invests. An investment in each Fund is subject to the risks associated with the Underlying ETFs in which the Fund invests. Each Fund will indirectly pay a proportional share of the fees and expenses of the Underlying ETFs in which it invests. There is a risk that each Fund's index provider's evaluations and assumptions regarding the broad asset classes represented in each Underlying Index may be incorrect based on actual market conditions. In addition, at times the segments of the market represented by the Underlying ETFs may be out of favor and underperform other segments.

Bonds. The Funds and certain Underlying ETFs may invest in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S., entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

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High Yield Debt Securities. Certain Underlying ETFs may invest a portion of their assets in high yield debt securities, which are rated below investment grade and are commonly known as "junk bonds." Investment in high yield debt securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield debt securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield debt securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield debt securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Underlying ETF than a fund that invests in higher-rated securities.

Furthermore, the value of high yield debt securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield debt securities held by the Underlying ETF.

The secondary market on which high yield debt securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which an Underlying ETF could sell a high yield debt security, and could adversely affect the daily net asset value per share of the fund. When secondary markets for high yield debt securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield debt securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield debt securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Ratings. An investment grade rating means the security or issuer is rated investment-grade by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Ltd. or another nationally recognized statistical rating organization, or is unrated but considered to be of equivalent quality by an Underlying ETF's investment adviser. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics; and bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

U.S. Government Obligations. Certain Underlying ETFs may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association, certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Bank notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

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As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Lending Portfolio Securities. Certain Underlying ETFs may lend their portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated cash collateral equal to at least 102% of the value of the loaned portfolio securities. The applicable Underlying ETFs may lend portfolio securities to the extent of one-third of its total assets. An Underlying ETF will lend its securities only to parties that its investment adviser has determined are in good standing and when, in the investment adviser's judgment, the income earned would justify the risks.

An Underlying ETF will not have the right to vote securities while they are on loan but it will call a loan in anticipation of an important vote. An Underlying ETF will receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Underlying ETF could experience delays and costs in recovering securities loaned or gaining access to the collateral. If an Underlying ETF is not able to recover the securities loaned, the Underlying ETF may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to an Underlying ETF if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and "gap risk" (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with an Underlying ETF's investment guidelines, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether an Underlying ETF is complying with its investment policies, strategies and restrictions, the Underlying ETF will consider the loaned securities as assets of the Underlying ETF, but will not consider any collateral received as an Underlying ETF asset. An Underlying ETF will bear any loss on the investment of cash collateral. An Underlying ETF may have to pay the borrower a fee based on the amount of cash collateral.

Repurchase Agreements. Certain Underlying ETFs may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Underlying ETF from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which an Underlying ETF is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Underlying ETF may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions").

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, an Underlying ETF will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, an Underlying ETF's ability to dispose of the underlying securities may be restricted. Finally, it is possible that an Underlying ETF may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, an Underlying ETF may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

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Reverse Repurchase Agreements. Certain Underlying ETFs may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that an Underlying ETF can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Underlying ETF is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if an Underlying ETF has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Underlying ETFs intends to use the reverse repurchase technique only when its adviser believes it will be advantageous to the Underlying ETF. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of an Underlying ETF's assets. Each Underlying ETF's custodian bank will maintain a separate account for the Underlying ETF with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Mortgage Pass-Through Securities Risk. Certain Underlying ETFs may invest in mortgage pass-through securities. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association, the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome. For these and other reasons, certain Underlying ETFs seek to obtain exposure to U.S. agency mortgage pass-through securities primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to settlement date. Certain Underlying ETFs intend to use TBA transactions in several ways. For example, certain Underlying ETFs expect to regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," Underlying ETFs generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, the Underlying ETF may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose an Underlying ETF, and therefore the Fund, to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, Underlying ETFs will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such counterparties. The use of "TBA rolls" may cause an

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Underlying ETF to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Underlying ETFs.

Certain Underlying ETFs intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds affiliated with the Adviser. Such Underlying ETFs will assume their pro rata share of fees and expenses of any money market fund that it may invest in, in addition to its own fees and expenses.

Money Market Instruments. The Funds and certain Underlying ETFs may invest a portion of their assets in high quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund and Underlying ETF may invest include: (i) short term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime 1" by Moody's or "A-1+" or "A-l" by S&P, or, if unrated, of comparable quality as determined by each Fund and Underlying ETF's investment adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Illiquid Securities. Each Fund and certain Underlying ETFs may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Derivatives Risk. The value of "derivatives"—so-called because their value "derives" from the value of an underlying asset (including an underlying security), reference rate or index—may rise or fall more rapidly than other investments. For some derivatives, it is possible to lose more than the amount invested in the derivative. Derivatives may be used to create synthetic exposure to an underlying asset or to hedge a portfolio risk. If an Underlying ETF uses derivatives to "hedge" a portfolio risk, it is possible that the hedge may not succeed. This may happen for various reasons, including unexpected changes in the value of the rest of the portfolio of the Underlying ETF. Over-the-counter derivatives are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Underlying ETF or an underlying fund.

Leverage Risk. The use of derivatives may give rise to a form of leverage. Leverage may cause the portfolio of an Underlying ETF, and therefore the portfolios of the Funds, to be more volatile than if the portfolio had not been leveraged because leverage can exaggerate the effect of any increase or decrease in the value of securities held by the Underlying ETF.

Futures and Options. Certain Underlying ETFs may enter into futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying ETF's underlying index, to facilitate trading or to reduce transaction costs. The applicable Underlying ETFs will only enter into futures contracts and options on futures contracts that are traded on an exchange. The Underlying ETFs will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Certain Underlying ETFs may purchase put options to hedge their portfolios against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Certain Underlying ETFs may write put and call options along with a long position in options to increase their ability to hedge against a change in the market value of the securities they hold or are committed to purchase.

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Certain Underlying ETFs may enter into futures contracts to purchase security indices when the Underlying ETF's investment adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Underlying ETF. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Certain Underlying ETFs may purchase and write put and call options on futures contracts as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, there is no guarantee that a liquid market will exist for a futures contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in an Underlying ETF's underlying index. In the event of adverse price movements, the Underlying ETF would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Underlying ETF has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Underlying ETF may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures and options on futures by an Underlying ETF involves the risk of imperfect or even negative correlation to an underlying index if the index underlying the futures contract differs from the Underlying ETF's underlying index.

There is also the risk of loss by the Underlying ETF of margin deposits in the event of bankruptcy of a broker with whom the Underlying ETF has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options

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could be based upon predictions by the Underlying ETF's investment adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Underlying ETF to substantial losses. In the event of adverse price movements, the Underlying ETF would be required to make daily cash payments of variation margin.

Although the Underlying ETFs intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment company claims an exclusion from regulation as a commodity pool operator. Certain Underlying ETFs have claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, the applicable Underlying ETFs are not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which such an Underlying ETF may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Underlying ETF's prospectus and statement of additional information.

Upon entering into a futures contract, the Underlying ETF will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Underlying ETF upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Underlying ETF may elect to close the position by taking an opposite position, which will operate to terminate the Underlying ETF's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Underlying ETF receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Underlying ETF's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Underlying ETF's custodian bank.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Underlying ETF is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Underlying ETF will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Underlying ETF's rights as a creditor (e.g., the Underlying ETF may not receive the net amount of payments that it contractually is entitled to receive). The

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Underlying ETFs, however, intend to utilize swaps in a manner designed to limit their risk exposure to levels comparable to direct investments in stocks.

Exchange Listing and Trading. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

PORTFOLIO TURNOVER

The portfolio turnover rate for each of PowerShares Ibbotson Alternative Completion Portfolio and PowerShares Riverfront Tactical Growth & Income Portfolio for the fiscal year ended October 31, 2010 did not vary significantly from such Fund's portfolio turnover rate for the fiscal year ended October 31, 2009. PowerShares RiverFront Tactical Balanced Growth Portfolio experienced significant variation in its portfolio turnover rates over the two most recently completed fiscal years due to a change in its Underlying Index during the fiscal year ended October 31, 2010.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Q and Form N-CSR for the Funds are available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy.

The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web-sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and The Bank of New York Mellon ("BNYM" or the "Administrator") will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds' portfolio holdings may be permitted at other times to personnel of third party service providers, including the Funds' custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

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MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds. The Trust currently has seven Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" (as such term is defined under the 1940 Act) or "independent" Trustees ("Independent Trustees"). The other two Trustees (the "Interested Trustees") are affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The "Fund Complex" includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser and, as of the date of this SAI, the "Fund Family" consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management, LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	107	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Marc M. Kole (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	107	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	107	None

Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustees and the other directorships, if any, held by the Interested Trustees, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
H. Bruce Bond (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	107	None

Kevin M. Carome (54) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies , Inc. (1993-1998); Associate, Ropes & Gray LLP	107	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (36) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Bruce T. Duncan (56) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer and Secretary	Treasurer since 2007 and Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (2005-Present); formerly Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Benjamin Fulton (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (29) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly Portfolio Manager, Invesco PowerShares Capital Management (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005)

David Warren (53) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. and Chief Administrative Officer, North American Retail. Invesco Ltd (2007-Present); formerly Director, Executive Vice President Invesco Trimark Ltd. (2000-2006)

Todd Spillane (51) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046-1173	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.), Inc.—registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.—registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Funds and in all registered investment companies overseen by the Trustee as of December 31, 2010 is shown below.

Name of Trustee	Dollar Range of Equity Securities in PowerShares Ibbotson Alternative Completion Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares RiverFront Tactical Balanced Growth Portfolio (As of December 31, 2010)	Dollar Range of Equity Securities in PowerShares RiverFront Tactical Growth & Income Portfolio (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family (As of December 31, 2010)
Ronn R. Bagge	None	None	None	over $100,000
Todd J. Barre	None	None	None	over $100,000
Marc M. Kole	None	None	None	over $100,000
Philip M. Nussbaum	None	None	None	over $100,000
Donald H. Wilson	None	None	None	over $100,000
H. Bruce Bond	None	None	None	over $100,000
Kevin M. Carome	None	None	None	None

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As of December 31, 2010, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Funds, including oversight of the duties performed by the Adviser for the Funds under the investment advisory agreement (the "Investment Advisory Agreement"). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the fiscal year ended October 31, 2010, the Board held seven meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2010, the Audit Committee held four meetings.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption "Shareholder Communications." During the fiscal year ended October 31, 2010, the Nominating and Governance Committee held five meetings.

Mr. Bond, one of the Interested Trustees, serves as chairman of the Board. Mr. Wilson serves as the lead Independent Trustee. Mr. Kole serves as chairman of the Audit Committee and Mr. Bagge serves as chairman of the Nominating and Governance Committee. The lead Independent Trustee serves as a liaison between, and facilitates communication among, the other Independent Trustees and the Interested Trustees, the Adviser and other service providers with respect to Board matters. The lead Independent Trustee also reviews and provides input on the agendas for Board meetings and serves as chairman for meetings of the Independent Trustees. The chairmen of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees with respect to matters pertaining to the respective Committee. The Board regularly reviews its Committee structure and membership and believes that the Board's current leadership structure is appropriate based on the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Funds' business.

Risk Oversight. The Funds are subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust's other service providers in connection with the management and operations of the Funds, as well as their associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust's independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Funds' investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, a Fund's investment objective, policies and restrictions, and reviews any areas of non-compliance with the Funds' investment policies and restrictions. The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust's Chief Compliance

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Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates' expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee's experience, qualifications and attributes and the Trustees' combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond's experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome's senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates.

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Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as lead Independent Trustee since 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees' principal occupations during the past five years or more are shown in the above tables.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Each Committee Chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2010.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$76,104	N/A	$205,000
Todd J. Barre (2)	$56,071	N/A	$146,250
Marc M. Kole	$76,104	N/A	$205,000
Philip M. Nussbaum	$72,392	N/A	$195,000
Donald H. Wilson	$72,392	N/A	$195,000
H. Bruce Bond	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Complex overseen by the Trustee for the fiscal year ended October 31, 2010 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $20,500 and $195,000, respectively, of deferred compensation pursuant to the DC Plan.

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(2)  Mr. Barre joined the Board of the Trust effective February 1, 2010. Therefore, the figures presented are his compensation for the period from February 1, 2010 through October 31, 2010.

As of January 31, 2011, the Trustees and Officers of the Trust, as a group, owned less than 1% of each Fund's outstanding Shares.

Principal Holders and Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding Shares as of January 31, 2011:

POWERSHARES IBBOTSON ALTERNATIVE COMPLETION PORTFOLIO

Name & Address	% Owned
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	16.65%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	15.52%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	8.27%
Linsco/Private Ledger Corp. 2810 Coliseum Centre Drive Charlotte, NC 28217	8.16%
National Financial Services LLC 200 Liberty Street New York, NY 10281	8.03%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.16%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	5.57%

POWERSHARES RIVERFRONT TACTICAL BALANCED GROWTH PORTFOLIO

Name & Address	% Owned
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	15.81%
Morgan Keegan 50 North Front Street Memphis, TN 38103	9.02%
Scott & Stringfellow Capital Management, Inc. 901 East Byrd Street Richmond, VA 23219	8.07%
Morgan Stanley DW Inc. 1585 Broadway New York, NY 10036	7.83%

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Name & Address	% Owned
Raymond, James & Associates, Inc. 880 Carilion Parkway St. Petersburg, FL 33716	6.81%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	6.75%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	6.57%
Oppenheimer 125 Broad Street New York, NY 10004	5.37%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	5.04%

POWERSHARES RIVERFRONT TACTICAL GROWTH & INCOME PORTFOLIO

Name & Address	% Owned
Morgan Stanley DW Inc. 1585 Broadway New York, NY 10036	12.95%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	12.26%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	12.06%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.38%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	8.02%
American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	7.91%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	7.18%

Shareholder Communications. Shareholders may send communications to the Trust's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

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The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or Officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the Funds. Mr. Hubbard receives management assistance from Michael Jeanette and Brian Picken.

As of October 31, 2010, in addition to 44 funds of the Trust, Mr. Hubbard managed 63 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $17.6 billion in assets, 19 exchange-traded funds traded in Europe with approximately $1.1 billion in assets and no other accounts.

As of October 31, 2010, in addition to 13 funds of the Trust, Mr. Jeanette managed 57 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.7 billion in assets, no other pooled investment vehicles and no other accounts.

As of October 31, 2010, in addition to 13 funds of the Trust, Mr. Picken managed 57 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.7 billion in assets, no other pooled investment vehicles and no other accounts.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has an investment objective of replicating an underlying index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Compensation Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of October 31, 2010, Messrs. Hubbard and Jeanette did not own any securities of the Funds.

The dollar range of securities beneficially owned by Mr. Picken, as of October 31, 2010, in the Fund in which he owns Shares is shown below.

Brian Picken	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares RiverFront Tactical Growth & Income Portfolio	X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses and other extraordinary expenses. For the Adviser's services to the Funds, each

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Fund has agreed to pay an annual unitary management fee, paid monthly, equal to 0.25% of its average daily net assets (the "Advisory Fee").

The aggregate amounts of the Advisory Fees paid by each Fund to the Adviser for the Fund's fiscal years ended October 31, 2008, 2009 and 2010, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

	Advisory Fees Paid for the Fiscal Year Ended			Date of Commencement
Fund	October 31, 2010	October 31, 2009	October 31, 2008	of Investment Operations
PowerShares Ibbotson Alternative Completion Portfolio	$26,267	$20,650	$8,928	05/16/2008
PowerShares RiverFront Tactical Balanced Growth Portfolio	$26,178	$21,333	$7,712	05/16/2008
PowerShares RiverFront Tactical Growth & Income Portfolio	$31,939	$23,595	$7,229	05/16/2008

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following the initial term of the Investment Advisory Agreement) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Administrator. BNYM serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BNYM serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Funds. BNYM will generally assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM (the "Custodian" or "Transfer Agent"), located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BNYM holds the Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, BNYM serves as Fund accounting agent pursuant to the fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

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Distributor. Invesco Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. The Distributor's principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

Aggregations. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Shares" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based.

Fund	Underlying Index
PowerShares Ibbotson Alternative Completion Portfolio	Ibbotson Alternative Completion IndexTM
PowerShares RiverFront Tactical Balanced Growth Portfolio	RiverFront Global Tactical Balanced Growth IndexTM
PowerShares RiverFront Tactical Growth & Income Portfolio	RiverFront Global Tactical Balanced Growth & Income IndexTM

Additional information about each Fund's Underlying Index methodology is set forth below.

Ibbotson Alternative Completion IndexTM

The Ibbotson Alternative Completion IndexTM seeks to track the investment performance of a group of asset classes and investment strategies that the index provider expects to have a low correlation to, or different performance characteristics than, traditional asset classes, through investment in ETFs, ETNs and equity and fixed income securities.

RiverFront Global Tactical Balanced Growth IndexTM

The RiverFront Global Tactical Balanced Growth IndexTM is built around a dynamic strategic allocation which apportions investments to large, small and mid capitalization stocks, international securities, investment grade and high yield bonds, commodities, as well as other asset classes. Underlying ETFs within the Underlying Index are selected based on a number of criteria including, but not limited to, asset class, sector concentration, correlation, market capitalization and expense ratio. The Underlying Index will typically hold between 20 and 40 ETFs, as well as ETNs and equity and fixed income securities, at any given time and will rebalance monthly, although weekly rebalancing may be necessary in volatile markets or for risk management purposes.

RiverFront Global Tactical Balanced Growth & Income IndexTM

The RiverFront Global Tactical Balanced Growth & Income IndexTM is built around a dynamic strategic allocation which apportions investments to large, small and mid capitalization stocks, international securities, investment grade and high yield bonds, commodities, as well as other asset classes. The Underlying Index will normally be invested in 50% equities and 50% fixed income; however, the index provider will depart from the targeted allocation range when it feels that certain sectors of the financial markets are over- or under-valued.

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Disclaimers. Ibbotson® is the index provider for the Ibbotson Alternative Completion IndexTM. There is no relationship between Ibbotson® and the Distributor, the Adviser or the Trust other than a license by Ibbotson® to the Adviser of certain Ibbotson® trademarks and trade names, and the Ibbotson Alternative Completion IndexTM, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the Ibbotson Alternative Completion IndexTM have been created and developed by Ibboston® without regard to the Distributor, the Adviser, the Trust, their businesses, the Funds and/or any prospective investor.

Ibbotson® makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Ibbotson's® only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Ibbotson® trademarks and trade names of Ibbotson® and its Underlying Index, which is composed by Ibbotson® without regard to the Distributor, the Adviser or the Trust.

RiverFront® is the index provider for the RiverFront Global Tactical Balanced Growth IndexTM and RiverFront Global Tactical Balanced Growth & Income IndexTM (together, the "RiverFront Indexes"). There is no relationship between RiverFront® and the Distributor, the Adviser or the Trust other than a license by RiverFront® to the Adviser of certain RiverFront® trademarks and trade names, and the RiverFront Indexes, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the RiverFront Indexes have been created and developed by RiverFront® without regard to the Distributor, the Adviser, the Trust, their businesses, the Funds and/or any prospective investor.

RiverFront® makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. RiverFront's® only relationship to the Distributor, the Adviser or the Trust is the licensing of certain RiverFront® trademarks and trade names of RiverFront® and its Underlying Index, which is composed by RiverFront® without regard to the Distributor, the Adviser or the Trust.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Adviser's policies, the Adviser effects transactions with those brokers-dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed

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equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the ask prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund's management expenses.

The aggregate brokerage commissions paid by each Fund for the fiscal years ended October 31, 2008, 2009 and 2010, or, if the Fund had not been in existence for a full fiscal year, since the commencement of investment operations of that Fund, are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	October 31, 2010	October 31, 2009	October 31, 2008	Commencement of Investment Operations
PowerShares Ibbotson Alternative Completion Portfolio	$10,700	$4,962	$7,858	05/16/2008
PowerShares RiverFront Tactical Balanced Growth Portfolio	$17,345	$4,754	$5,462	05/16/2008
PowerShares RiverFront Tactical Growth & Income Portfolio	$15,523	$5,425	$4,192	05/16/2008

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 45 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of a Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust, or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or the Fund.

Each Fund is not required to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being

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voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to such Fund or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by such Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or Officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, Officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Trust's Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of that Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for a Fund's costs, including attorneys' fees.

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The Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the Fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

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The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser votes such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187 or on the SEC's website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively, the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and Officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Funds. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which NYSE is open for business. As of the date of this SAI, NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the relevant Underlying Index ("Fund Securities") and the Cash Component computed as described below, plus a fixed transaction fee, as discussed below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value

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of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Funds until such time as the next announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), if any, or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), if any, will be at the expense of the Funds and will affect the value of the Shares, but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders.

The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of each Fund's Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Funds.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Transfer Agent no later than the closing time of the regular trading session on NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant

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Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations must be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Funds may be placed through the Clearing Process (see "Placement of Creation Orders Using Clearing Process") or outside the Clearing Process (see "Placement of Creation Orders Outside Clearing Process").

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve wire system in a timely manner so as to be received by the Transfer Agent no later than 2:00 p.m., Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Transfer Agent, such

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canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of any Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, the Transfer Agent, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BNYM regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

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The standard creation transaction fee and the maximum creation transaction fee for each Fund are $500 and $2,000, respectively.

Redemption of Shares in Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit Aggregation principally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions (when cash redemptions are permitted or required) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services.

The standard redemption transaction fee and the maximum redemption transaction fee for each Fund are $500 and $2,000, respectively.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the closing time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

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Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of a Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time, for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Redemption Through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
		*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

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TAXES

Each Fund intends to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable investment income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a regulated investment company, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in the fund do not offset gains in any other fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. Some of the Funds expect to be eligible to make such designations with respect to a substantial amount of the income they receive. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder's state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for this treatment.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Funds. A Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, are generally taxable as ordinary income. Distributions reinvested in additional Shares of the Funds through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional

35

Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Funds that unexpectedly represents income derived from certain revenue or private activity bonds held by the Funds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the internal Revenue Code or (ii) subject to the federal "branch profits" tax, or the deferral "excess net passive income" tax.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder's basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. It is not expected that any ordinary dividends declared and paid by a Fund to non-corporate shareholders will qualify for taxation at the lower reduced tax rates applicable to long-term capital gains. Without future congressional action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2013, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts and character of its distributions for tax purposes.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Any market discount recognized by the Funds on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds' disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Distributions of ordinary income paid to nonresident aliens or foreign entities ("Non-U.S. Shareholders") that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless an exemption applies or a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, with respect to taxable years of the

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Funds beginning before January 1, 2012 (or later date if extended by U.S. Congress), the portion of ordinary distributions paid to Non-U.S. Shareholders that are properly designated by the Funds as "short-term capital gain dividends" or "interest-related dividends" (generally, interest, original issue discount and market discount on bonds of a U.S. Issuer) will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder.

Non-U.S. Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on capital gains dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. Shareholders are urged to consult their own tax advisors concerning the applicability of U.S. income tax or withholding tax to their investment in a Fund.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Funds or who, to the Funds' knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of a Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities' fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred

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after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when a Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly.

Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Funds as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Funds' financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 2010 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual and Semi-Annual Reports with respect to the Funds at no charge by calling 800.983.0903 during normal business hours.

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APPENDIX A

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY—OVERVIEW

Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has adopted proxy voting policies with respect to securities owned by the exchange-traded funds ("ETFs") for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares's proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities; and

4)  monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.'s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines—An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying Shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

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Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 28, 2011

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus dated February 28, 2011 for the PowerShares Exchange-Traded Fund Trust II (the "Trust"), relating to the series of the Trust listed below, as it may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker
PowerShares CEF Income Composite Portfolio	NYSE Arca, Inc.	PCEF

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free 800.983.0903. The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm, for the Fund contained in the Fund's 2011 Annual Report are incorporated herein by reference in the section "Financial Statements." No other portions of the Fund's Annual Report are incorporated by reference herein.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 45 portfolios. This SAI relates to the PowerShares CEF Income Composite Portfolio (the "Fund"). Because the Fund is "non-diversified," the Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to herein as "Shares."

The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the S-Network Composite Closed-End Fund IndexSM (the "Underlying Index"). The Fund is managed by Invesco PowerShares Capital Management LLC (the "Adviser"), a wholly-owned subsidiary of Invesco Ltd.

The Fund issues and redeems Shares at net asset value ("NAV") only in aggregations of 50,000 Shares (each a "Creation Unit" or a "Creation Unit Aggregation"). The Fund issues and redeems Creation Units principally in exchange for a basket of securities included in the Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"), plus a fixed transaction fee. The Fund's Shares are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Shares trade on the Exchange at market prices that may be below, at or above NAV. In the event of the liquidation of the Fund, the Trust may decrease the number of Shares in a Creation Unit.

The Fund reserves the right to offer creations and redemptions of Shares for cash. In addition, Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on NYSE Arca.

In order to provide additional information regarding the indicative value of Shares of the Fund, NYSE Arca or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated "intraday indicative value" ("IIV") for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIVs and makes no representation or warranty as to the accuracy of the IIVs.

INVESTMENT STRATEGIES AND RESTRICTIONS

Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in securities that comprise the Underlying Index. The Fund operates as an index fund and is not actively managed. The Fund will utilize a "sampling" methodology in seeking to achieve its investment objective.

Investment Restrictions

The Board of Trustees of the Trust (the "Board") has adopted as fundamental policies the Fund's respective investment restrictions numbered (1) through (7) below. The Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the underlying index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction. With respect to restriction (2), in the event that the Fund's borrowings at any time exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings) due to subsequent changes in the value of the Fund's assets or otherwise, within three days (excluding Sundays and holidays), the Fund will take corrective action to reduce the amount of its borrowings to an extent that such borrowings will not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less the Fund's liabilities (other than borrowings).

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's Shares present at a meeting, if the holders of more than 50% of the Fund's Shares are present or represented by proxy, or (ii) more than 50% of the Fund's Shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board without shareholder approval. The Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

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(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of the Fund's investment policies and the risks associated with an investment in the Fund is contained in the "Summary Information—Principal Investment Strategies," "Summary Information—Principal Risks of Investing in the Fund" and "Additional Information About the Fund's Strategies and Risks" sections of the Prospectus. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stock. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

An investment in the Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of the Underlying Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of the Underlying Index. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Underlying Index as would be the case if the Fund purchased all of the securities in the Underlying Index in the proportions represented in the Underlying Index. It is also possible that the Fund may not replicate the performance of the Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. The Fund may also have to vary its portfolio holdings from the composition of the Underlying Index in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Fund is generally subject to provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one closed-end fund to 3% of that fund's total outstanding stock.

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The Fund is not actively managed, and therefore would not necessarily sell a security unless the security is removed from the Underlying Index.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of the Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund's fiscal year end by comparing the Fund's average monthly total returns, before fees and expenses, to its Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between the Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over a one year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the Fund's custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

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Money Market Instruments. The Fund may invest a portion of its assets in high quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime 1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short term negotiable obligations of commercial banks. Time deposits are non negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Exchange Listing and Trading. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of Shares of the Fund will continue to be met. NYSE Arca may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. NYSE Arca will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other securities traded on NYSE Arca, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

PORTFOLIO TURNOVER

The Fund commenced investment operations on February 19, 2010. Accordingly, information on its portfolio turnover rate for a full fiscal year is not available as of the date of this SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Q and Form N-CSR for the Fund are available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q and Form N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Fund's Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy.

The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web-sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares,

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together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and The Bank of New York Mellon ("BNYM" or the "Administrator") will not disseminate non-public information concerning the Trust.

Access to information concerning the Funds' portfolio holdings may be permitted at other times to personnel of third party service providers, including the Funds' custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers' agreements with the Trust on behalf of the Funds.

MANAGEMENT

The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Trust currently has seven Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other two Trustees (the "Interested Trustees") are affiliated with the Adviser.

The Independent Trustees, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The "Fund Complex" includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the "Fund Family" consists of the Trust and three other exchange-traded fund trusts advised by the Adviser.

Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Ronn R. Bagge (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	107	None

Todd J. Barre (53) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-Present); formerly Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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Name, Address and Age of Independent Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee
Marc M. Kole (50) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chief Financial Officer, Hope Network (social services) (2008-Present); formerly, Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Senior Vice President of Finance, United Healthcare (2004-2005); Senior Vice President of Finance, Oxford Health Plans (2000-2004)	107	None

Philip M. Nussbaum (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (2004-Present)	107	None

Donald H. Wilson (51) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman and Chief Executive Officer, Stone Pillar Advisers, Ltd. (2010-Present); formerly Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006)	107	None

*  This is the date the Independent Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Interested Trustees and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee, are shown below.

Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
H. Bruce Bond (47) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board and Trustee	Since 2006	Chairman, Invesco PowerShares Capital Management LLC (2009-Present); formerly Managing Director, Invesco PowerShares Capital Management LLC (2002-2009); Manager, Nuveen Investments (1998-2002)	107	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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Name, Address and Age of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee	Other Directorships Held by Interested Trustee
Kevin M. Carome (54) Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E. Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director and General Counsel, Invesco Ltd. (2006-Present); formerly Senior Vice President and General Counsel, Invesco Advisors, Inc. (2003-2005); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP	107	None

*  This is the date the Interested Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Andrew Schlossberg (36) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046	President	Since 2009	Managing Director, U.S. head of business strategy and chief marketing officer for Invesco Ltd. in the United States (2008-Present); formerly, Mr. Schlossberg served in multiple roles within Invesco, including head of corporate development, as well as global leadership roles in strategy and product development in the company's North American Institutional and Retirement divisions (2002-2007)

Bruce T. Duncan (56) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Treasurer and Secretary	Treasurer since 2007 and Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (2005-Present); formerly, Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Benjamin Fulton (49) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Executive Vice President—Global Product Development, Invesco PowerShares Capital Management LLC (2005-Present); formerly, principal of Clermont Consulting, a consulting firm focused on the creation and development of retail investment products (2003-2005); President and a founding partner of Claymore Securities, a financial services firm in the Chicagoland area (2001-2003); Managing Director of Structured Investments at Nuveen Investments (1998-2001)

Peter Hubbard (29) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2009	Vice President and Director of Portfolio Management—Invesco PowerShares Capital Management LLC (2008-Present); formerly Portfolio Manager, Invesco PowerShares Capital Management LLC (2007-2008); Research Analyst, Invesco PowerShares Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

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Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren (53) Invesco Trimark Ltd. 5140 Yonge Street Suite 900 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. and Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); formerly Director, Executive Vice President and Chief Financial Officer, Invesco Trimark Ltd. (2000-2006)

Todd Spillane (51) Invesco Management Group, Inc. 11 Greenway Plaza Suite 100 Houston, TX 77046-1173	Chief Compliance Officer	Since 2010	Senior Vice President, Invesco Management Group, Inc.; Chief Compliance Officer, Invesco Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Chief Compliance Officer and Senior Vice President, Invesco Advisers, Inc. (formerly Invesco Institutional, (N.A.) Inc.—registered investment adviser) and Vice President, Invesco Distributors, Inc. and Invesco Investment Services, Inc.; formerly Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. (registered investment adviser) and Invesco Advisers, Inc. (formerly Invesco Institutional (N.A.) Inc.) (registered investment adviser); Senior Vice President and Chief Compliance Officer, Invesco Advisors, Inc., Invesco Capital Management, Inc. and Invesco Private Asset Management, Inc.; Vice President, Invesco Capital Management, Inc. and Fund Management Company

*  This is the date the Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in all registered investment companies overseen by the Trustee as of December 31, 2010 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares CEF Income Composite Portfolio (As of December 31, 2010)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Family (As of December 31, 2010)
Ronn R. Bagge	over $100,000	over $100,000
Todd J. Barre	None	over $100,000
Marc M. Kole	None	over $100,000
Philip M. Nussbaum	None	over $100,000
Donald H. Wilson	$50,001-$100,000	over $100,000
H. Bruce Bond	None	over $100,000
Kevin M. Carome	None	None

As of December 31, 2010, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Board and Committee Structure. As noted above, the Board is responsible for oversight of the Fund, including oversight of the duties performed by the Adviser for the Fund under the investment advisory agreement (the "Investment Advisory Agreement"). The Board generally meets in regularly scheduled meetings five times a year, and may meet more often as required. During the fiscal year ended October 31, 2010, the Board held seven meetings.

The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee, and has delegated certain responsibilities to those Committees.

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Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2010, the Audit Committee held four meetings.

Messrs. Bagge, Barre, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee, as described below under the caption "Shareholder Communications." During the fiscal year ended October 31, 2010, the Nominating and Governance Committee held five meetings.

Mr. Bond, one of the Interested Trustees, serves as chairman of the Board. Mr. Wilson serves as the lead Independent Trustee. Mr. Kole serves as chairman of the Audit Committee and Mr. Bagge serves as chairman of the Nominating and Governance Committee. The lead Independent Trustee serves as a liaison between, and facilitates communication among, the other Independent Trustees and the Interested Trustees, the Adviser and other service providers with respect to Board matters. The lead Independent Trustee also reviews and provides input on the agendas for Board meetings and serves as chairman for meetings of the Independent Trustees. The chairmen of the Audit Committee and Nominating and Governance Committee also serve as liaisons between the Adviser and other service providers and the other Independent Trustees with respect to matters pertaining to the respective Committee. The Board regularly reviews its Committee structure and membership and believes that the Board's current leadership structure is appropriate based on the assets and number of Funds overseen by the Trustees, the size of the Board and the nature of the Fund's business.

Risk Oversight. The Fund is subject to a number of risks, including operational, investment and compliance risks. The Board, directly and through its Committees, as part of its oversight responsibilities, oversees the services provided by the Adviser and the Trust's other service providers in connection with the management and operations of the Fund, as well as its associated risks. Under the oversight of the Board, the Trust, the Adviser and other service providers have adopted policies, procedures and controls to address these risks. The Board, directly and through its Committees, receives and reviews information from the Adviser, other service providers, the Trust's independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its oversight responsibilities. This information includes, but is not limited to, reports regarding the Fund's investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance. The Board also reviews, and must approve any proposed changes to, the Fund's investment objective, policies and restrictions, and reviews any areas of non-compliance with the Fund's investment policies and restrictions. The Audit Committee monitors the Trust's accounting policies, financial reporting and internal control system and reviews any internal audit reports impacting the Trust. As part of its compliance oversight, the Board reviews the annual compliance report issued by the Trust's Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Experience, Qualifications and Attributes. As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates. The Nominating and Governance Committee reviews the background and the educational, business and professional experience of trustee candidates and the candidates' expected contributions to the Board. Trustees selected to serve on the Board are expected to possess relevant skills and experience, time availability and the ability to work well with the other Trustees. In addition to these qualities and based on each Trustee's experience, qualifications and attributes and the Trustees' combined contributions to the Board, following is a brief summary of the information that led to the conclusion that each Board member should serve as a Trustee.

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Mr. Bagge has served as a trustee and Chairman of the Nominating and Governance Committee with the Fund Family since 2003. He founded YQA Capital Management, LLC in 1998 and has since served as a principal. Previously, Mr. Bagge was the owner and CEO of Electronic Dynamic Balancing Company from 1988 to 2001. He began his career as a securities analyst for institutional investors, including CT&T Asset Management and J.C. Bradford & Co. The Board considered that Mr. Bagge has served as a board member or advisor for several privately held businesses and charitable organizations and the executive, investment and operations experience that Mr. Bagge has gained over the course of his career and through his financial industry experience.

Mr. Barre has served as a trustee with the Fund Family since 2010. He has served as Assistant Professor of Business at Trinity Christian College since 2010. Previously, he served in various positions with BMO Financial Group/Harris Private Bank, including Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001). From 1983 to 1994, Mr. Barre was with the Office of the Manager of Investments at Commonwealth Edison Co. He also was a staff accountant at Peat Marwick Mitchell & Co. from 1981 to 1983. The Board considered the executive, financial and investment experience that Mr. Barre has gained over the course of his career and through his financial industry experience.

Mr. Bond has served as a trustee with the Fund Family since 2003. He founded, and is currently the Chairman of, the Adviser in 2002. Before founding the Adviser, Mr. Bond served as Manager at Nuveen Investments from 1998 to 2002. Prior to his employment at Nuveen Investments, he was Vice President and Regional Sales Manager at First Trust Portfolios L.P., formerly Nike Securities LP. He began his experience in the financial industry as an assistant to the Vice President of Sales at Griffin, Kubik, Stephens and Thompson. The Board considered Mr. Bond's experience with ETFs and the fact that he was the founder of PowerShares.

Mr. Carome has served as a trustee with the Fund Family since 2010. He has served as the Senior Managing Director and General Counsel of Invesco Ltd. since 2006, and has held various senior executive positions with Invesco Ltd. since 2003. Previously, he served in various positions with Liberty Financial Companies, Inc., including Senior Vice President and General Counsel (2000-2001), General Counsel of certain investment management subsidiaries (1998-2000) and Associate General Counsel (1993-1998). Prior to his employment with Liberty Financial Companies, Inc., Mr. Carome was an associate with Ropes & Gray LLP. The Board considered Mr. Carome's senior executive position with Invesco Ltd.

Mr. Kole has served as a trustee with the Fund Family since 2006 and Chairman of the Audit Committee since 2008. He has been the Chief Financial Officer of Hope Network since 2008. Previously, he was the Assistant Vice President and Controller at Priority Health from 2005 to 2008, Senior Vice President of Finance of United Healthcare from 2004 to 2005 and Senior Vice President of Finance of Oxford Health Plans from 2000 to 2004. The Board of the Trust has determined that Mr. Kole is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Kole has gained over the course of his career and through his financial industry experience.

Mr. Nussbaum has served as a trustee with the Fund Family since 2003. He has served as the Chairman of Performance Trust Capital Partners since 2004 and was the Executive Vice President of Finance from 1994 to 1999. Mr. Nussbaum also served as Managing Director of the Communication Institute from 2002 to 2003. Prior to joining Performance Trust Capital Partners in 1994, he was a Vice President at Clayton Brown & Associates. Before that, he was a senior examiner with the Financial Markets Unit of the Federal Reserve Bank of Chicago. The Board of the Trust has determined that Mr. Nussbaum is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial, investment and operations experience that Mr. Nussbaum has gained over the course of his career and through his financial industry experience.

Mr. Wilson has served as a trustee with the Fund Family since 2006 and as lead Independent Trustee since 2011. Mr. Wilson has served as the Chairman and Chief Executive Officer of Stone Pillar Advisers, Ltd. since 2010. Previously, he was the Chief Operating Officer (2007-2009) and Executive Vice President and Chief Financial Officer (2006-2007) of AMCORE Financial, Inc. Mr. Wilson also served as Senior Vice President and Treasurer of Marshall & Ilsley Corp. from 1995 to 2006. He started his career with the Federal Reserve Bank of

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Chicago, serving in several roles in the bank examination division and the economic research division. The Board of the Trust has determined that Mr. Wilson is an "audit committee financial expert" as defined by the SEC. The Board considered the executive, financial and operations experience that Mr. Wilson has gained over the course of his career and through his financial industry experience.

This disclosure is not intended to hold out any Trustee as having any special expertise and shall not impose greater duties, obligations or liabilities on the Trustees. The Trustees' principal occupations during the past five years or more are shown in the above tables.

The trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Retainer is allocated half pro rata among all of the funds in the Fund Family and the other half is allocated among all of the funds in the Fund Family based on average net assets. Each Committee Chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the PowerShares Exchange-Traded Fund Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the funds. The Independent Trustees are not eligible for any pension or profit sharing plan.

The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2010.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$76,104	N/A	$205,000
Todd J. Barre(2)	$56,071	N/A	$146,250
Marc M. Kole	$76,104	N/A	$205,000
Philip M. Nussbaum	$72,392	N/A	$195,000
Donald H. Wilson	$72,392	N/A	$195,000
H. Bruce Bond	N/A	N/A	N/A
Kevin M. Carome	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Complex overseen by the Trustee overseen by the Trustee for the fiscal year ended October 31, 2010 before deferral by the Trustees under the DC Plan. The amounts shown for Messrs. Bagge and Nussbaum include $20,500 and $195,000, respectively, of deferred compensation pursuant to the DC Plan.

(2)  Mr. Barre joined the Board of the Trust effective February 1, 2010. Therefore, the figures are his compensation for the period from February 1, 2010 to October 31, 2010.

As of January 31, 2011, the Trustees and Officers of the Trust, as a group, owned less than 1% of the Fund's outstanding Shares.

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Principal Holders and Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of the Fund's outstanding Shares as of January 31, 2011:

POWERSHARES CEF INCOME COMPOSITE PORTFOLIO

Name & Address	% Owned
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	14.02%
First Clearing, LLC 901 E. Byrd Street Richmond, VA 23219	10.99%
Citigroup Global Markets Inc. 333 W. 34th Street New York, NY 10001	10.29%
National Financial Services LLC 200 Liberty Street New York, NY 10281	10.05%
Merrill Lynch Professional 4 Corporate Place Piscataway, NJ 08854	9.28%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	7.25%
Morgan Keegan 50 North Front Street Memphis, TN 38103	5.02%

Shareholder Communications. Shareholders may send communications to the Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. and its subsidiaries are an independent global investment management group.

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Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's resources. Peter Hubbard oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the funds. Mr. Hubbard receives management assistance from Michael Jeanette, Jeffrey W. Kernagis and Brian Picken.

As of October 31, 2010, in addition to 44 funds of the Trust, Mr. Hubbard managed 63 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $17.6 billion in assets, 19 exchange-traded funds traded in Europe with approximately $1.1 billion in assets and no other accounts.

As of October 31, 2010, in addition to 13 funds of the Trust, Mr. Jeanette managed 57 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.7 billion in assets, no other pooled investment vehicles and no other accounts.

As of October 31, 2010, in addition to 20 funds of the Trust, Mr. Kernagis managed three portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.2 billion in assets, one exchange-traded fund traded in Europe with approximately $60.8 million in assets and no other accounts.

As of October 31, 2010, in addition to 13 funds of the Trust, Mr. Picken managed 57 portfolios of other exchange-traded funds in the Fund Family with a total of approximately $7.7 billion in assets, no other pooled investment vehicles and no other accounts.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has an investment objective of replicating an underlying index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

Description of Compensation Structure. The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of October 31, 2010, Messrs. Hubbard and Jeanette did not own any securities of the Fund.

The dollar range of securities beneficially owned by Messrs. Kernagis and Picken, as of October 31, 2010, in the Fund is shown below.

Jeffrey W. Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares CEF Income Composite Portfolio		X
Brian Picken	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares CEF Income Composite Portfolio	X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses and other extraordinary expenses. For the Adviser's services to the Fund, the Fund has agreed to pay an annual unitary management fee, paid monthly, equal to 0.50% of its average daily net assets (the "Advisory Fee").

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The aggregate amount of the Advisory Fee paid by the Fund to the Adviser since the commencement of investment operations of the Fund is set forth below.

Fund	Advisory Fee Paid for the Fiscal Year Ended October 31, 2010	Date of Commencement of Investment Operations
PowerShares CEF Income Composite Portfolio	$340,307	02/16/2010

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Fund and manages the investment of the Fund's assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues in effect (following the initial term of the Investment Advisory Agreement) only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days written notice to the Adviser, or by the Adviser on 60 days written notice to the Fund.

Administrator. BNYM serves as administrator for the Fund. Its principal address is 101 Barclay Street, New York, New York 10286. BNYM serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BNYM is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BNYM will generally assist in all aspects of the Trust's and the Fund's operations, including supply and maintain office facilities (which may be in BNYM's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BNYM, located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BNYM holds the Fund's assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BNYM also serves as transfer agent (the "Transfer Agent") of the Fund pursuant to a Transfer Agency Agreement. Further, BNYM serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BNYM receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. Invesco Distributors, Inc. (the "Distributor") is the distributor of the Fund's Shares. The Distributor's principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Unit Aggregations."

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Aggregations. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Shares" below).

Index Provider. The Fund is based on the S-Network Composite Closed-End Fund IndexSM. Additional information about the Fund's Underlying Index methodology is set forth below.

S-Network Composite Closed-End Fund IndexSM

The S-Network Composite Closed-End Fund IndexSM constituents are selected from a universe of approximately 350 closed-end funds that: (i) are organized under the laws of the United States and in compliance with all applicable laws and regulations applicable to closed-end funds, (ii) have a stated investment objective of concentration in the taxable fixed-income, high yield fixed-income or option income sector; (iii) trade on a recognized North American stock exchange that provides a "last closing price", (iv) have a minimum capitalization value greater than $100 million, (v) have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date and (vi) have a total expense ratio of less than 2% per annum as of its most recent filing date.

Disclaimers. The Fund is not sponsored, endorsed, sold or promoted by the Index Provider ("S-NET"). S-NET makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the securities market. S-NET's only relationship to the Adviser is the licensing of certain service marks and trade names of S-NET and of the Underlying Index that is determined, composed and calculated by S-NET without regard to the Adviser or the Fund. S-NET has no obligation to take the needs of the Adviser or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. S-NET is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. S-NET has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S-NET DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S-NET SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NET MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S-NET MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NET HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Adviser regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions under the circumstances. Consistent with this policy, when securities transactions are effected on a stock exchange, the Adviser's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Adviser's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price under the circumstances.

The aggregate brokerage commissions paid by the Fund since the commencement of investment operations of the Fund are set forth below.

Fund	Brokerage Commissions Paid for the Fiscal Year Ended October 31, 2010	Date of Commencement of Investment Operations
PowerShares CEF Income Composite Portfolio	$55,674	02/16/2010

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 45 funds. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by a fund has a pro rata interest in the assets of the fund. Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of a fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the fund, and in the net distributable assets of the fund on liquidation.

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Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration in any respect or authorize the merger or consolidation of the Trust or any fund into another trust or entity, reorganize the Trust, or any fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any fund to another entity, or a series or class of another entity, or terminate the Trust or any fund.

The Fund is not required to hold an annual meeting of shareholders, but will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Declaration provides that by becoming a shareholder of a fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Shares are required to disclose information on direct or indirect ownership of Shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the

18

derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Trust's Declaration, the shareholders bringing the action may be responsible for a fund's costs, including attorneys' fees.

The Trust's Declaration further provides that a fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that a fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall

19

pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

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Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund principally consists of the in-kind deposit of the Deposit Securities per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and the Cash Component computed as described below, plus a fixed transaction fee, as discussed below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business on NYSE Arca (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), if any, or which might not be eligible for trading by an AP (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), if any, will be at the expense of the Fund and will affect the value of all Shares, but the Adviser, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders.

The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "AP." Investors should contact the

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Distributor for the names of APs that have signed a Participant Agreement. All Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Transfer Agent no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order generally must be received by the Transfer Agent no later than 3:00 p.m., Eastern time, on the trade date. With respect to in-kind creations, a custom order may be placed by an AP where cash replaces any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Creation and redemption orders submitted after 4:00 p.m., New York time are subject to special procedures set forth in a supplement to the Participant Agreement. Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker dealers that have executed Participant Agreements. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of the Fund may be placed through the Clearing Process (see "Placement of Creation Orders Using Clearing Process") or outside the Clearing Process (see "Placement of Creation Orders Outside Clearing Process").

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement approved by the Adviser and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to

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be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Transfer Agent through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Transfer Agent no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Transfer Agent by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m., Eastern time, the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the Deposit Securities delivered are not as designated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor or the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or

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other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit Aggregation and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BNYM regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation Transaction Fee and the Maximum Creation Transaction Fee for the Fund are $500 and $2,000, respectively.

Redemption of Shares in Creation Unit Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on NYSE Arca (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless all cash redemptions are permitted or required for the Fund, the redemption proceeds for a Creation Unit Aggregation principally consist of all Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

An AP or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The AP may request the redeeming

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beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional charge of up to four times the fixed transaction fee for cash redemptions (when cash redemptions are permitted or required) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services.

The standard redemption transaction fee and the maximum redemption transaction fee for each Fund are $500 and $2,000, respectively.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an AP that has executed a Participant Agreement. Investors other than APs are responsible for making arrangements for an order to redeem to be made through an AP. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the closing time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time, for any Cash Component owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The chart below describes in further detail the placement of creation and redemption orders through the NSCC and outside the Clearing Process.

	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Standard Orders	4:00 p.m. (ET) Order must be Received by the Distributor.	No action.	No action.	Creation Unit Aggregations will be delivered.

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	Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Creation through NSCC

Custom Orders	3:00 p.m. (ET) Order must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Creation Unit Aggregations will be delivered.

Creation Outside NSCC

Standard Orders	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders created in advance of receipt by the Trust of all or a portion of the Deposit Securities	4:00 p.m. (ET) Order in proper form must be received by the Distributor.	11:00 a.m. (ET) Available Deposit Securities. Cash in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities.	No action.	Creation Unit Aggregations will be delivered.

Custom Orders	3:00 p.m. (ET) Order in proper form must be received by the Distributor. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET) Deposit Securities must be received by the Fund's account through DTC. 2:00 p.m. (ET) Cash Component must be received by the Custodian.	No action.	Creation Unit Aggregations will be delivered.

Standard Orders	4:00 p.m. (ET) Order must be Received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1).	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	No action.	No action.	Fund Securities and Cash Redemption Amount will be transferred.

26

Transmittal Date (T)	Next Business Day (T+1)	Second Business Day (T+2)	Third Business Day (T+3)
Redemption Outside of NSCC

Standard Orders	4:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 4:00 p.m. (ET) will be deemed received on the next business day (T+1)	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
	*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.	No action.	Fund Securities and Cash Redemption Amount is delivered to the redeeming beneficial owner.

Custom Orders	3:00 p.m. (ET) Order must be received by the Transfer Agent. Orders received after 3:00 p.m. (ET) will be treated as standard orders.	11:00 a.m. (ET)
Shares must be delivered through DTC to the Custodian.
2:00 p.m. (ET)
Cash Component, if any, is due.
*If the order is not in proper form or the Shares are not delivered, then the order will not be deemed received as of T.

TAXES

The Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable investment income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Nonresident shareholders that own, either directly or indirectly, more than 5% of a class of Shares are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Shares.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its net capital gains for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more

27

of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

The Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and non-U.S. corporations classified as "passive foreign investment companies." Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Distributions from the Fund's net investment income, including any net short-term capital gains, if any, are generally taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by the Fund in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2013. In addition, for these tax years, some ordinary dividends declared and paid by the Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2013, and all dividends will be taxed at ordinary income rates. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to noncorporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject

28

to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by an Underlying Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Securities listed or traded on an exchange are generally valued at the last sales price or official closing price of the exchange where the security is primarily traded. Money market securities maturing in 60 days or less will be valued at amortized cost. Debt and securities not listed on an exchange normally are valued on the basis of prices provided by independent pricing services. The Adviser may use various pricing services or discontinue the use of any pricing service at any time. When price quotes are not readily available, securities will be valued using pricing provided from independent pricing services or by another method that the Adviser, in its judgment, believes will better reflect the securities' fair value in accordance with the Trust's valuation policies and procedures approved by the Board.

Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of NYSE and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an

29

industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Fund.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10036, serves as the Fund's independent registered public accounting firm. PricewaterhouseCoopers LLP will audit the Fund's financial statements and perform other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Report to shareholders with respect to the Fund for the fiscal year ended October 31, 2010 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual Report with respect to the Fund at no charge by calling 800.983.0903 during normal business hours.

30

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

PROXY VOTING POLICY—OVERVIEW

Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has adopted proxy voting policies with respect to securities owned by the exchange-traded funds ("ETFs") for which it serves as investment adviser and has the authority to vote proxies. Invesco PowerShares's proxy voting policies are designed to ensure that proxies are voted in the best interests of an ETF. With respect to implementation of its proxy voting policies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting;

3)  maintains records of voting activities; and

4)  monitors to ensure voting recommendations of an independent service provider are in the best interests of shareholders.

Proxy Voting

Invesco PowerShares has retained Glass Lewis & Co. to provide in-depth proxy research and has retained Broadridge to provide vote execution and the recordkeeping services necessary for tracking proxy voting for the ETFs. Invesco PowerShares intends to vote according to Glass Lewis & Co.'s voting recommendations. Glass Lewis & Co. specializes in providing a variety of fiduciary-level services related to proxy voting. Please see Exhibit A, Glass Lewis & Co. Proxy Paper Policy Guidelines-An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season.

Share blocking

Invesco PowerShares may choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an ETF's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, Invesco PowerShares must balance the benefits of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly Invesco PowerShares will not vote those proxies in the absence of an unusual or significant vote.

Special Policy

With respect to the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(E), which requires that the Adviser vote the shares in the portfolio of the PowerShares Global Listed Private Equity Portfolio, PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio, PowerShares RiverFront Tactical Growth & Income Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares Financial Preferred Portfolio, PowerShares Lux Nanotech Portfolio and PowerShares Senior Loan Portfolio in the same proportion as the vote of all other holders of such security.

A-1

POWERSHARES EXCHANGE-TRADED FUND TRUST II

PART C. OTHER INFORMATION

Item 28. Exhibits.

(a)	Amended and Restated Declaration of Trust of the Registrant*****.

(b)	By-laws of the Registrant**.

(c)	Not applicable.

(d)	Form of Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC****.

(e)	Form of Amended and Restated Master Distribution Agreement between the Registrant and Invesco Distributors, Inc.††††††††††††.

(f)	Not applicable.

(g)

1.	Form of Custody Agreement between Registrant and The Bank of New York**.

2.	Form of Foreign Custody Manager Agreement between Registrant and The Bank of New York**.

(h)

1.	Form of Fund Administration and Accounting Agreement between Registrant and The Bank of New York**.

2.	Form of Transfer Agency and Service Agreement between Registrant and The Bank of New York**.

3.	Form of Participant Agreement between Invesco Aim Distributors, Inc., The Bank of New York and the Participant**.

4.	Form of Sublicense Agreement between the Registrant and Invesco PowerShares Capital Management LLC**.

(i)

1.

Opinion and Consent of Clifford Chance US LLP with respect to the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Water Portfolio and PowerShares Global Clean Energy Portfolio**.

2.

Opinion and Consent of Bingham McCutchen, LLP with respect to the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Water Portfolio and PowerShares Global Clean Energy Portfolio**.

3.

Opinion and Consent of Clifford Chance US LLP with respect to the PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares International Listed Private Equity Portfolio******.

4.

Opinion and Consent of Bingham McCutchen, LLP with respect to the PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio and PowerShares International Listed Private Equity Portfolio******.

5.	Opinion and Consent of Clifford Chance US LLP with respect to PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares 1-30 Laddered Treasury Portfolio*******.

6.	Opinion and Consent of Bingham McCutchen, LLP with respect to PowerShares Emerging Markets Sovereign Debt Portfolio and PowerShares 1-30 Laddered Treasury Portfolio*******.

7.	Opinion and Consent of Clifford Chance US LLP with respect to PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio**********.

8.	Opinion and Consent of Bingham McCutchen, LLP with respect to PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio**********.

9.

Opinion and Consent of Clifford Chance US LLP with respect to PowerShares National Municipal Bond Portfolio, PowerShares Investment Grade Corporate Bond Portfolio, PowerShares Aggregate Bond Portfolio, PowerShares 1-20 Laddered Treasury Portfolio, PowerShares 1-10 Laddered Treasury Portfolio and PowerShares 1-5 Laddered Treasury Portfolio, to be filed by amendment.

10.

Opinion and Consent of Bingham McCutchen, LLP with respect to PowerShares National Municipal Bond Portfolio, PowerShares Investment Grade Corporate Bond Portfolio, PowerShares Aggregate Bond Portfolio, PowerShares 1-20 Laddered Treasury Portfolio, PowerShares 1-10 Laddered Treasury Portfolio and PowerShares 1-5 Laddered Treasury Portfolio, to be filed by amendment.

11.

Opinion and Consent of Clifford Chance US LLP with respect to PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares Insured California Municipal Bond Portfolio********.

12.

Opinion and Consent of Bingham McCutchen, LLP with respect to PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares Insured California Municipal Bond Portfolio********.

13.	Opinion and Consent of Clifford Chance US LLP with respect to the PowerShares VRDO Tax-Free Weekly Portfolio*********.

14.	Opinion and Consent of Bingham McCutchen, LLP with respect to the PowerShares VRDO Tax-Free Weekly Portfolio*********.

15.	Opinion and Consent of Clifford Chance US LLP with respect to the PowerShares FTSE RAFI International Real Estate Portfolio***********.

16.	Opinion and Consent of Bingham McCutchen, LLP with respect to the PowerShares FTSE RAFI International Real Estate Portfolio***********.

17.	Opinion and Consent of Clifford Chance US LLP with respect to the PowerShares DWA Developed Markets Technical Leaders Portfolio and the PowerShares DWA Emerging Market Technical Leaders

Portfolio************.

18.

Opinion and Consent of Bingham McCutchen, LLP with respect to the PowerShares DWA Developed Markets Technical Leaders Portfolio and the PowerShares DWA Emerging Market Technical Leaders Portfolio************.

19.	Opinion and Consent of Clifford Chance US LLP with respect to the PowerShares Global Nuclear Energy Portfolio****************.

20.	Opinion and Consent of Bingham McCutchen, LLP with respect to the PowerShares Global Nuclear Energy Portfolio****************.

21.

Opinion and Consent of Clifford Chance US LLP with respect to the PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and PowerShares Autonomic Balanced NFA Global Asset Portfolio*************.

22.

Opinion and Consent of Bingham McCutchen, LLP with respect to the PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and PowerShares Autonomic Balanced NFA Global Asset Portfolio*************.

23.	Opinion and consent of Clifford Chance US LLP with respect to PowerShares Ireland Portfolio and PowerShares Developed Markets Infrastructure Portfolio, to be filed by amendment.

24.	Opinion and consent of Bingham McCutchen, LLP with respect to PowerShares Ireland Portfolio and PowerShares Developed Markets Infrastructure Portfolio, to be filed by amendment.

25.	Opinion and consent of Clifford Chance US LLP with respect to PowerShares Global Wind Energy Portfolio ****************.

26.	Opinion and consent of Bingham McCutchen, LLP with respect to PowerShares Global Wind Energy Portfolio ****************.

27.	Opinion and consent of Clifford Chance US LLP with respect to PowerShares MENA Frontier Countries Portfolio*****************.

28.	Opinion and consent of Bingham McCutchen, LLP with respect to PowerShares MENA Frontier Countries Portfolio*****************.

29.

Opinion and consent of Clifford Chance US LLP with respect to PowerShares Global Agriculture Portfolio, PowerShares Global Biotech Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Progressive Transportation Portfolio and PowerShares Global Steel Portfolio******************.

30.

Opinion and consent of Bingham McCutchen, LLP with respect to PowerShares Global Agriculture Portfolio, PowerShares Global Biotech Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Progressive Transportation Portfolio and PowerShares Global Steel Portfolio******************.

31.	Opinion and consent of Clifford Chance US LLP with respect to PowerShares Emerging Markets Infrastructure Portfolio†.

32.	Opinion and consent of Bingham McCutchen LLP with respect to PowerShares Emerging Markets Infrastructure Portfolio†.

33.

Consent of Dechert LLP with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Biotech Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Progressive Transportation Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares High Yield Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio††††††.

34.	Opinion and consent of Dechert LLP with respect to PowerShares Build America Bond Portfolio†††.

35.	Opinion and consent of Bingham McCutchen LLP with respect to PowerShares Build America Bond Portfolio†††.

36.	Opinion and consent of Dechert LLP with respect to PowerShares CEF Income Composite Portfolio†††††.

37.	Opinion and consent of Bingham McCutchen LLP with respect to PowerShares CEF Income Composite Portfolio†††††.

38.

Opinion and consent of Dechert LLP with respect to PowerShares Financial Corporate Bond Portfolio, PowerShares Industrial Corporate Bond Portfolio, PowerShares Utilities Corporate Bond Portfolio and PowerShares Convertible Portfolio, to be filed by amendment.

39.

Opinion and consent of Bingham McCutchen LLP with respect to PowerShares Financial Corporate Bond Portfolio, PowerShares Industrial Corporate Bond Portfolio, PowerShares Utilities Corporate Bond Portfolio and PowerShares Convertible Portfolio, to be filed by amendment.

40.

Opinion and consent of Dechert LLP with respect to PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio†††††††.

41.

Opinion and consent of Bingham McCutchen LLP with respect to PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio and PowerShares S&P SmallCap Utilities Portfolio†††††††.

42.	Opinion and consent of Dechert LLP with respect to PowerShares International Corporate Bond Portfolio††††††††.

43.	Opinion and consent of Bingham McCutchen LLP with respect to PowerShares International Corporate Bond Portfolio††††††††.

44.

Opinion and consent of Dechert LLP with respect to PowerShares Aggregate Bond Portfolio, PowerShares 1-20 Laddered Treasury Portfolio, PowerShares 1-10 Laddered Treasury Portfolio and PowerShares 1-5 Laddered Treasury Portfolio, to be filed by amendment.

45.

Opinion and consent of Bingham McCutchen LLP with respect to PowerShares Aggregate Bond Portfolio, PowerShares 1-20 Laddered Treasury Portfolio, PowerShares 1-10 Laddered Treasury Portfolio and PowerShares 1-5 Laddered Treasury Portfolio, to be filed by amendment.

46.

Consent of Dechert LLP with respect to PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio†††††††††.

47.	Consent of Dechert LLP with respect to PowerShares Fundamental High Yield Corporate Bond Portfolio††††††††††.

48.	Opinion and consent of Dechert LLP with respect to PowerShares Intermediate Build America Bond Portfolio, to be filed by amendment.

49.

Opinion and consent of Dechert LLP with respect to the PowerShares KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio and PowerShares KBW Property & Casualty Insurance Portfolio†††††††††††.

50.

Opinion and consent of Bingham McCutchen LLP with respect to the PowerShares  KBW Premium Yield Equity REIT Portfolio, PowerShares KBW High Dividend Yield Financial Portfolio, PowerShares KBW International Financial Portfolio and PowerShares KBW Property & Casualty Insurance Portfolio†††††††††††.

51.

Opinion and consent of Dechert LLP with respect to the PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Momentum Portfolio, PowerShares S&P 500® High Volatility Portfolio, PowerShares S&P 500® Low Beta Portfolio and PowerShares S&P 500® Low Volatility Portfolio, to be filed by amendment.

52.

Opinion and consent of Bingham McCutchen LLP with respect to the PowerShares S&P 500® High Beta Portfolio, PowerShares S&P 500® High Momentum Portfolio, PowerShares S&P 500® High Volatility Portfolio, PowerShares S&P 500® Low Beta Portfolio and PowerShares S&P 500® Low Volatility Portfolio, to be filed by amendment.

53.	Opinion and consent of Dechert LLP with respect to the PowerShares Senior Loan Portfolio††††††††††††.

54.	Opinion and consent of Bingham McCutchen LLP with respect to the PowerShares Senior Loan Portfolio††††††††††††.

55.

Consent of Dechert LLP with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Progressive Transportation Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, filed herewith.

(j)

1.

Consent of Independent Registered Public Accounting Firm, with respect to the PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Developed Markets Infrastructure Portfolio, PowerShares Investment Grade Corporate Bond Portfolio, PowerShares Aggregate Bond Portfolio, PowerShares 1-20 Laddered Treasury Portfolio, PowerShares 1-10 Laddered Treasury Portfolio and PowerShares 1-5

Laddered Treasury Portfolio, to be filed by amendment.

2.

Consent of Independent Registered Public Accounting Firm with regard to the PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and PowerShares Autonomic Balanced NFA Global Asset Portfolio*************.

3.

Consent of Independent Registered Public Accounting Firm with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio, PowerShares High Yield Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio**************.

4.	Consent of Independent Registered Public Accounting Firm with respect to PowerShares Global Nuclear Energy Portfolio****************.

5.	Consent of Independent Registered Public Accounting Firm with respect to PowerShares Ireland Portfolio and PowerShares Developed Markets Infrastructure Portfolio, to be filed by amendment.

6.	Consent of Independent Registered Public Accounting Firm with respect to PowerShares Global Wind Energy Portfolio****************.

7.	Consent of Independent Registered Public Accounting Firm with respect to PowerShares MENA Frontier Countries Portfolio*****************.

8.

Consent of Independent Registered Public Accounting Firm with respect to PowerShares Global Agriculture Portfolio, PowerShares Global Biotech Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Progressive Transportation Portfolio and PowerShares Global Steel Portfolio******************.

9.	Consent of Independent Registered Public Accounting Firm with respect to PowerShares Emerging Markets Infrastructure Portfolio†.

10.

Consent of Independent Registered Public Accounting Firm with regard to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Biotech Portfolio,

PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Progressive Transportation Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares High Yield Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio††††††.

11.	Consent of Independent Registered Public Accounting Firm with respect PowerShares Build America Bond Portfolio†††.

12.

Consent of Independent Registered Public Accounting Firm with respect to PowerShares Financial Corporate Bond Portfolio, PowerShares Industrial Corporate Bond Portfolio, PowerShares Utilities Corporate Bond Portfolio and PowerShares Convertible Portfolio, to be filed by amendment.

13.

Consent of Independent Registered Public Accounting Firm with respect to PowerShares Ibbotson Alternative Completion Portfolio, PowerShares RiverFront Tactical Balanced Growth Portfolio and PowerShares RiverFront Tactical Growth & Income Portfolio†††††††††.

14.	Consent of Independent Registered Public Accounting Firm with respect to PowerShares Fundamental High Yield Corporate Bond Portfolio††††††††††.

15.

Consent of Independent Registered Public Accounting Firm with respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Progressive Transportation Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)

1.	Code of Ethics of the Registrant**.

2.	Code of Ethics of Invesco Distributors, Inc.*.

3.	Code of Ethics of Invesco PowerShares Capital Management LLC††††††††††††.

4.	Code of Ethics of Invesco Senior Secured Management, Inc.††††††††††††.

(q)

1.	Powers of Attorney†††.

2.	Power of Attorney for H. Bruce Bond††††.

3.	Powers of Attorney for Todd J. Barre and Kevin M. Carome††††††.

*	Incorporated by reference to the Trust’s Registration Statement, filed on November 7, 2006.
**	Incorporated by reference to Pre-Effective Amendment No.1, filed on June 6, 2007.
***	Incorporated by reference to Post-Effective Amendment No.1, filed on June 13, 2007.
****	Incorporated by reference to Post-Effective Amendment No.2, filed on July 17, 2007.
*****	Incorporated by reference to Post-Effective Amendment No.7, filed on September 20, 2007.
******	Incorporated by reference to Post-Effective Amendment No.10, filed on September 24, 2007.
*******	Incorporated by reference to Post-Effective Amendment No.12, filed on October 3, 2007.
********	Incorporated by reference to Post-Effective Amendment No.15, filed on October 3, 2007.
*********	Incorporated by reference to Post-Effective Amendment No. 20, filed on November 2, 2007.
**********	Incorporated by reference to Post-Effective Amendment No. 21, filed on November 2, 2007.
***********	Incorporated by reference to Post-Effective Amendment No. 25, filed on December 26, 2007.
************	Incorporated by reference to Post-Effective Amendment No. 26, filed on December 26, 2007.
**************	Incorporated by reference to Post-Effective Amendment No. 31, filed on January 22, 2008.
***************	Incorporated by reference to Post-Effective Amendment No. 36, filed on February 29, 2008.
***************	Incorporated by reference to Post-Effective Amendment No. 37, filed on March 24, 2008.
****************	Incorporated by reference to Post-Effective Amendment No. 56, filed on June 20, 2008.
*****************	Incorporated by reference to Post-Effective Amendment No. 55, filed on June 20, 2008.
******************	Incorporated by reference to Post-Effective Amendment No. 67, filed on August 21, 2008.
†	Incorporated by reference to Post-Effective Amendment No. 71, filed on September 17, 2008.
††	Incorporated by reference to Post-Effective Amendment No. 87, filed on February 27, 2009.
†††	Incorporated by reference to Post-Effective Amendment No. 119, filed on November 10, 2009.
††††	Incorporated by reference to Post-Effective Amendment No. 123, filed on December 28, 2009.
†††††	Incorporated by reference to Post-Effective Amendment No. 128, filed on January 22, 2010.
††††††	Incorporated by reference to Post-Effective Amendment No. 132, filed on February 26, 2010.
†††††††	Incorporated by reference to Post-Effective Amendment No. 136, filed on March 24, 2010.
††††††††	Incorporated by reference to Post-Effective Amendment No. 145, filed on May 18, 2010.
†††††††††	Incorporated by reference to Post-Effective Amendment No. 155, filed on June 29, 2010.
††††††††††	Incorporated by reference to Post-Effective Amendment No. 159, filed on July 23, 2010.
†††††††††††	Incorporated by reference to Post-Effective Amendment No. 178, filed on November 16, 2010.

††††††††††††	Incorporated by reference to Post-Effective Amendment No. 192, filed on January 31, 2011.

Item 29. Persons Controlled by or Under Common Control with the Fund.

PROVIDE A LIST OR DIAGRAM OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT. FOR ANY PERSON CONTROLLED BY ANOTHER PERSON, DISCLOSE THE PERCENTAGE OF VOTING SECURITIES OWNED BY THE IMMEDIATELY CONTROLLING PERSON OR OTHER BASIS OF THAT PERSON’S CONTROL. FOR EACH COMPANY, ALSO PROVIDE THE STATE OR OTHER SOVEREIGN POWER UNDER THE LAWS OF WHICH THE COMPANY IS ORGANIZED.

None.

Item 30. Indemnification.

STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENT OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE REGISTRANT IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON OR UNDERWRITER FOR THEIR OWN PROTECTION.

Reference is made to Article IX of the Registrant’s Declaration of Trust:

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to a Declaration of Trust, dated October 10, 2006 and Amended and Restated as of September 17, 2007 (the “Declaration of Trust”), which that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Further Indemnification .  Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.  Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a reorganization or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Amendments and Modifications .  Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Item 31.  Business and Other Connections of the Investment Adviser.

DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE IN WHICH THE INVESTMENT ADVISER AND EACH DIRECTOR, OFFICER OR PARTNER OF THE INVESTMENT ADVISER, IS OR HAS BEEN, ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR

HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.  (DISCLOSE THE NAME AND PRINCIPAL BUSINESS ADDRESS OF ANY COMPANY FOR WHICH A PERSON LISTED ABOVE SERVES IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE, AND THE NATURE OF THE RELATIONSHIP.)

Reference is made to the caption “Management of the Fund” in the Prospectus constituting Part A which is included in this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is included in this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF POWERSHARES CAPITAL MANAGEMENT LLC:

The information as to the trustees and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on February 21, 2003 (Accession No.: 429865831611B82) and amended through the date hereof, is incorporated herein by reference.

Item 32.  Principal Underwriters.

STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE REGISTRANT) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING SECURITIES OF THE REGISTRANT ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR OR INVESTMENT ADVISER.

The sole principal underwriter for the Fund is Invesco Distributors, Inc. (formerly Invesco Aim Distributors, Inc.) which acts as distributor for the Registrant and the following other funds:

AIM Counselor Series Trust (Invesco Counselor Series Trust)

Invesco Balanced Fund

Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund

Invesco Dividend Growth Securities Fund

Invesco Equally-Weighted S&P 500 Fund

Invesco Floating Rate Fund

Invesco Fundamental Value Fund

Invesco Large Cap Relative Value Fund

Invesco Multi-Sector Fund

Invesco New York Tax-Free Income Fund

Invesco S&P 500 Index Fund

Invesco Select Real Estate Income Fund

Invesco Structured Core Fund

Invesco Van Kampen American Franchise Fund

Invesco Van Kampen Core Equity Fund

Invesco Van Kampen Equity and Income Fund

Invesco Van Kampen Equity Premium Income Fund

Invesco Van Kampen Growth and Income Fund

Invesco Van Kampen Pennsylvania Tax Free Income Fund

Invesco Van Kampen Small Cap Growth Fund

AIM Equity Funds (Invesco Equity Funds)

Invesco Capital Development Fund

Invesco Charter Fund

Invesco Constellation Fund

Invesco Disciplined Equity Fund

Invesco Diversified Dividend Fund

Invesco Large Cap Basic Value Fund

Invesco Large Cap Growth Fund

Invesco Summit Fund

AIM Funds Group (Invesco Funds Group)

Invesco Basic Balanced Fund

Invesco European Small Company Fund

Invesco Global Core Equity Fund

Invesco International Small Company Fund

Invesco Mid Cap Basic Value Fund

Invesco Select Equity Fund

Invesco Small Cap Equity Fund

AIM Growth Series (Invesco Growth Series)

Invesco Balanced-Risk Retirement Now Fund

Invesco Balanced-Risk Retirement 2010 Fund

Invesco Balanced-Risk Retirement 2020 Fund

Invesco Balanced-Risk Retirement 2030 Fund

Invesco Balanced-Risk Retirement 2040 Fund

Invesco Balanced-Risk Retirement 2050 Fund

Invesco Basic Value Fund

Invesco Conservative Allocation Fund

Invesco Convertible Securities Fund

Invesco Global Equity Fund

Invesco Growth Allocation Fund

Invesco Income Allocation Fund

Invesco International Allocation Fund

Invesco Mid Cap Core Equity Fund

Invesco Moderate Allocation Fund

Invesco Moderate Growth Allocation Fund

Invesco Moderately Conservative Allocation Fund

Invesco Small Cap Growth Fund

Invesco Van Kampen Asset Allocation Conservative Fund

Invesco Van Kampen Asset Allocation Growth Fund

Invesco Van Kampen Asset Allocation Moderate Fund

Invesco Van Kampen Harbor Fund

Invesco Van Kampen Leaders Fund

Invesco Van Kampen Real Estate Securities Fund

Invesco Van Kampen U.S. Mortgage Fund

AIM International Mutual Funds (Invesco International Mutual Funds)

Invesco Asia Pacific Growth Fund

Invesco European Growth Fund

Invesco Global Growth Fund

Invesco Global Small & Mid Cap Growth Fund

Invesco International Core Equity Fund

Invesco International Growth Fund

AIM Investment Funds (Invesco Investment Funds)

Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Commodities Strategy Fund

Invesco China Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Endeavor Fund

Invesco Global Fund

Invesco Global Advantage Fund

Invesco Global Dividend Growth Securities Fund

Invesco Global Health Care Fund

Invesco Health Sciences Fund

Invesco International Total Return Fund

Invesco Japan Fund

Invesco LIBOR Alpha Fund

Invesco Pacific Growth Fund

Invesco Small Companies Fund

Invesco Van Kampen Emerging Markets Fund

Invesco Van Kampen Global Equity Allocation Fund

Invesco Van Kampen Global Franchise Fund

Invesco Van Kampen Global Tactical Asset Allocation Fund

Invesco Van Kampen International Advantage Fund

Invesco Van Kampen International Growth Fund

AIM Investment Securities Funds (Invesco Investment Securities Funds)

Invesco Core Bond Fund

Invesco Dynamics Fund

Invesco Global Real Estate Fund

Invesco High Yield Fund

Invesco High Yield Securities Fund

Invesco Income Fund

Invesco Limited Maturity Treasury Fund

Invesco Money Market Fund

Invesco Municipal Bond Fund

Invesco Real Estate Fund

Invesco Short Term Bond Fund

Invesco U.S. Government Fund

Invesco Van Kampen Core Plus Fixed Income Fund

Invesco Van Kampen Corporate Bond Fund

Invesco Van Kampen Government Securities Fund

Invesco Van Kampen High Yield Fund

Invesco Van Kampen Limited Duration Fund

AIM Sector Funds (Invesco Sector Funds)

Invesco Energy Fund

Invesco Financial Services Fund

Invesco Gold & Precious Metals Fund

Invesco Leisure Fund

Invesco Mid-Cap Value Fund

Invesco Small-Mid Special Value Fund

Invesco Special Value Fund

Invesco Technology Fund

Invesco Technology Sector Fund

Invesco U.S. Mid Cap Value Fund

Invesco U.S. Small Cap Value Fund

Invesco U.S. Small/Mid Cap Value Fund

Invesco Utilities Fund

Invesco Value Fund

Invesco Value Fund II

Invesco Van Kampen American Value Fund

Invesco Van Kampen Capital Growth Fund

Invesco Van Kampen Comstock Fund

Invesco Van Kampen Enterprise Fund

Invesco Van Kampen Mid Cap Growth Fund

Invesco Van Kampen Small Cap Value Fund

Invesco Van Kampen Technology Fund

Invesco Van Kampen Utility Fund

Invesco Van Kampen Value Opportunities Fund

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

Invesco High Income Municipal Fund

Invesco Municipal Fund

Invesco Tax-Exempt Cash Fund

Invesco Tax-Exempt Securities Fund

Invesco Tax-Free Intermediate Fund

Invesco Van Kampen California Insured Tax Free Fund

Invesco Van Kampen High Yield Municipal Fund

Invesco Van Kampen Insured Tax Free Income Fund

Invesco Van Kampen Intermediate Term Municipal Income Fund

Invesco Van Kampen Municipal Income Fund

Invesco Van Kampen New York Tax Free Income Fund

AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. Balanced-Risk Allocation Fund

Invesco V.I. Basic Balanced Fund

Invesco V.I. Basic Value Fund

Invesco V.I. Capital Appreciation Fund

Invesco V.I. Capital Development Fund

Invesco V.I. Core Equity Fund

Invesco V.I. Dividend Growth Fund

Invesco V.I. Diversified Income Fund

Invesco V.I. Dynamics Fund

Invesco V.I. Financial Services Fund

Invesco V.I. Global Dividend Growth Fund

Invesco V.I. Global Health Care Fund

Invesco V.I. Global Multi-Asset Fund

Invesco V.I. Global Real Estate Fund

Invesco V.I. Government Securities Fund

Invesco V.I. High Yield Fund

Invesco V.I. High Yield Securities Fund

Invesco V.I. Income Builder Fund

Invesco V.I. International Growth Fund

Invesco V.I. Large Cap Growth Fund

Invesco V.I. Leisure Fund

Invesco V.I. Mid Cap Core Equity Fund

Invesco V.I. Money Market Fund

Invesco V.I. S&P 500 Index Fund

Invesco V.I. Select Dimensions Balanced Fund

Invesco V.I. Select Dimensions Dividend Growth Fund

Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund

Invesco V.I. Small Cap Equity Fund

Invesco V.I. Technology Fund

Invesco V.I. Utilities Fund

Invesco Van Kampen V.I. Capital Growth Fund

Invesco Van Kampen V.I. Comstock

Invesco Van Kampen V.I. Equity and Income Fund

Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund

Invesco Van Kampen V.I. Global Value Equity Fund

Invesco Van Kampen V.I. Government Fund

Invesco Van Kampen V.I. Growth and Income Fund

Invesco Van Kampen V.I. High Yield Fund

Invesco Van Kampen V.I. International Growth Equity Fund

Invesco Van Kampen V.I. Mid Cap Growth Fund

Invesco Van Kampen V.I. Mid Cap Value Fund

Invesco Van Kampen V.I. Value Fund

Invesco Prime Income Trust

Invesco Van Kampen Senior Loan Fund

Invesco Van Kampen Exchange Fund

Short-Term Investments Trust

Government & Agency Portfolio

Government TaxAdvantage Portfolio

Liquid Assets Portfolio

STIC Prime Portfolio

Tax-Free Cash Reserve Portfolio

Treasury Portfolio

PowerShares Actively Managed Exchange-Traded Fund Trust

PowerShares Exchange-Traded Fund Trust

PowerShares India Exchange-Traded Fund Trust

**Please note that PowerShares Exchange-Traded Fund Trust II is also distributed by Invesco Distributors, Inc., but not included in this list because it is the registrant filing the N-1A.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Robert C. Brooks	None	Director
John S. Cooper	None	Director & President
William Hoppe, Jr.	None	Director & Executive Vice President
John M. Zerr	Chief Legal Officer	Senior Vice President & Secretary
David A. Hartley	None	Treasurer & Chief Financial Officer
Lisa O. Brinkley	None	Chief Compliance Officer
Lance A. Rejsek	Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer

*                 The principal business address for all directors and executive officers is Invesco Distributors, Inc., 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173.

PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED DIRECTLY, OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON.

Not applicable.

Item 33.  Location of Accounts and Records.

STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PRINCIPAL POSSESSION OF EACH ACCOUNT, BOOK OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY SECTION 3 1(A) OF THE 1940 ACT
[15 U.S.C. 80A-30 (A)] AND THE RULES UNDER THAT SECTION.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 34.  Management Services.

PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR PART B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM, FOR THE FUND’S LAST THREE FISCAL YEARS.

Not applicable.

Item 35.  Undertakings.

Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Trustees of his or their desire to communicate with other Shareholders of the Fund the Trustee will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant’s annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 28th day of February, 2011.

PowerShares Exchange-Traded Fund Trust II

By:	/s/ Andrew Schlossberg
Title: Andrew Schlossberg, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE		TITLE	DATE

/s/ Andrew Schlossberg		President	February 28, 2011
Andrew Schlossberg

/s/ Bruce T. Duncan		Treasurer and Secretary	February 28, 2011
Bruce T. Duncan

*/s/ H. Bruce Bond		Chairman and Trustee	February 28, 2011
H. Bruce Bond

*/s/ Kevin M. Carome		Trustee	February 28, 2011
Kevin M. Carome

*/s/ Ronn R. Bagge		Trustee	February 28, 2011
Ronn R. Bagge

*/s/ Todd J. Barre		Trustee	February 28, 2011
Todd J. Barre

*/s/ Marc M. Kole		Trustee	February 28, 2011
Marc M. Kole

*/s/ Philip M. Nussbaum		Trustee	February 28, 2011
Philip M. Nussbaum

*/s/ Donald H. Wilson		Trustee	February 28, 2011
Donald H. Wilson

*By:	/s/ Stuart Strauss		February 28, 2011
Stuart M. Strauss Attorney-In-Fact

Exhibit Index

(i)(55)             Consent of Dechert LLP with respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Progressive Transportation Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.

(j)(15)             Consent of Independent Registered Public Accounting Firm with respect to PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Build America Bond Portfolio, PowerShares CEF Income Composite Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Emerging Markets Infrastructure Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares Fundamental High Yield® Corporate Bond Portfolio, PowerShares Global Agriculture Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Coal Portfolio, PowerShares Global Gold and Precious Metals Portfolio, PowerShares Global Nuclear Energy Portfolio, PowerShares Global Progressive Transportation Portfolio, PowerShares Global Steel Portfolio, PowerShares Global Water Portfolio, PowerShares Global Wind Energy Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Corporate Bond Portfolio, PowerShares MENA Frontier Countries Portfolio, PowerShares Preferred Portfolio, PowerShares S&P SmallCap Consumer Discretionary Portfolio, PowerShares S&P SmallCap Consumer Staples Portfolio, PowerShares S&P SmallCap Energy Portfolio, PowerShares S&P SmallCap Financials Portfolio, PowerShares S&P SmallCap Health Care Portfolio, PowerShares S&P SmallCap Industrials Portfolio, PowerShares S&P SmallCap Information Technology Portfolio, PowerShares S&P SmallCap Materials Portfolio, PowerShares S&P SmallCap Utilities Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio.